UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY

Registered in Ireland – No. 399192

Fourth Floor, Connaught House

One Burlington Road

Dublin 4, Ireland

NOTICE OF 2016 ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 4, 2016

Dear Shareholder:

You are cordially invited to attend the 2016 annual general meeting of shareholders (the “annual meeting”) of Jazz Pharmaceuticals plc, a public limited company formed under the laws of Ireland (the “company”). The annual meeting will be held on Thursday, August 4, 2016, at 10:00 a.m. local time at our corporate headquarters located at Fourth Floor, Connaught House, One Burlington Road, Dublin 4, Ireland, for the following purposes:

1.	To elect by separate resolutions the four nominees for director named in the accompanying proxy statement (the “proxy statement”) to hold office until the 2019 annual general meeting of shareholders (Proposal 1).

2.	To ratify, on a non-binding advisory basis, the appointment of KPMG, Dublin as the independent auditors of the company for the fiscal year ending December 31, 2016 and to authorize, in a binding vote, the board of directors, acting through the audit committee, to determine the independent auditors’ remuneration (Proposal 2).

3.	To approve, on a non-binding advisory basis, the compensation of the company’s named executive officers as disclosed in the accompanying proxy statement (Proposal 3).

4A.	To approve amendments to the company’s memorandum of association to make certain administrative adjustments to address the enactment of the Irish Companies Act 2014 and a minor housekeeping matter (Proposal 4A).

4B.	To approve amendments to the company’s articles of association to make certain administrative adjustments to address the enactment of the Irish Companies Act 2014 and certain minor housekeeping matters (Proposal 4B).

5.	To authorize the company and/or any subsidiary of the company to make open market purchases of the company’s ordinary shares (Proposal 5).

6.	To renew the board of directors’ existing authority under Irish law to allot and issue ordinary shares (Proposal 6).

7.	To renew the board of directors’ existing authority under Irish law to allot and issue ordinary shares for cash without first offering those ordinary shares to existing shareholders pursuant to the statutory pre-emption right that would otherwise apply (Proposal 7).

8.	To approve any motion to adjourn the annual meeting, or any adjournments thereof, to another time and place to solicit additional proxies if there are insufficient votes at the time of the annual meeting to approve any or all of Proposals 4A, 4B and/or 7 (Proposal 8).

9.	To approve an amendment and restatement of the company’s 2011 Equity Incentive Plan in order to renew the company’s ability to grant awards thereunder that may qualify as “performance-based compensation” under section 162(m) of the U.S. Internal Revenue Code (Proposal 9).

10.	To approve an amendment and restatement of the company’s Amended and Restated 2007 Non-Employee Directors Stock Option Plan in order to (i) expand the types of stock awards that may be granted thereunder to the company’s non-employee directors and (ii) eliminate the final automatic annual increase to the share reserve that otherwise is scheduled to occur in 2017 pursuant to the “evergreen” provision included therein (Proposal 10).

11.	To conduct any other business properly brought before the annual meeting.

The above proposals are more fully described in the proxy statement. Proposals 4A, 4B and 7 require approval as special resolutions, meaning they need the affirmative vote of 75% of votes cast (in person or by proxy) to be approved. Proposals 1, 2, 3, 5, 6, 8, 9 and 10 require approval as ordinary resolutions, meaning they need the affirmative vote of a majority of votes cast (in person or by proxy) to be approved.

In addition to the above proposals, the meeting will also receive and consider the company’s Irish statutory financial statements for the fiscal year ended December 31, 2015 and the reports of the directors and auditors thereon. There is no requirement under Irish law that the Irish statutory financial statements be approved by the shareholders, and no such approval will be sought at the annual meeting. Under the company’s articles of association, Proposals 1 and 2 above are deemed to be ordinary business, and Proposals 3, 4A, 4B, 5, 6, 7, 8, 9 and 10 above are deemed to be special business. The annual meeting will also include a review of the company’s affairs.

The record date for the annual meeting is June 7, 2016. Only shareholders of record at the close of business on that date may vote at the annual meeting or any adjournment or postponement thereof.

A shareholder entitled to attend and vote at the annual meeting is entitled to appoint one or more proxies to attend, speak and vote instead of him or her at the annual meeting, using the proxy card provided (or the form of proxy contained in section 184 of the Irish Companies Act 2014) or using an electronic proxy card by telephone or via the internet in the manner described in this proxy statement. A proxy need not be a shareholder of record.

Important Notice Regarding the Availability of Proxy Materials for the annual general meeting of shareholders to be held on August 4, 2016, at 10:00 a.m. local time at our corporate headquarters located at Fourth Floor, Connaught House, One Burlington Road, Dublin 4, Ireland.

The proxy statement, our annual report and our Irish statutory financial statements are available at

https://materials.proxyvote.com/G50871.

By order of the board of directors,

Shawn Mindus

Company Secretary

Dublin, Ireland

                    , 2016

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please vote as soon as possible. You may vote your shares over the telephone or via the internet. If you received a proxy card or voting instruction card by mail, you may submit your proxy card or voting instruction card by completing, signing, dating and mailing your proxy card or voting instruction card in the envelope provided. Proxy cards must be received by August 3, 2016. Electronic proxy cards submitted via the internet or by telephone must be received by 11:59 p.m., U.S. Eastern Time, on August 3, 2016. It may not be possible to count proxy cards received after the relevant time towards voting. Proxy cards received will be forwarded to the company’s registered office electronically before commencement of the annual meeting to comply with Irish law. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if the record holder of your ordinary shares is a broker, bank or other nominee, and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

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PROXY OVERVIEW	1

JAZZ PHARMACEUTICALS  |  Proxy Statement    i

(continued)

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PROPOSAL 2 — RATIFY, ON A NON-BINDING ADVISORY BASIS, THE APPOINTMENT OF INDEPENDENT AUDITORS AND AUTHORIZE, IN A BINDING VOTE, THE BOARD OF DIRECTORS, ACTING THROUGH THE AUDIT COMMITTEE, TO DETERMINE THE INDEPENDENT AUDITORS’ REMUNERATION	69

Independent Registered Public Accounting Firm Fees and Services	69

Pre-Approval Policies and Procedures	70

Independence	70

PROPOSAL 3 — NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION	71

BACKGROUND TO PROPOSALS 4A AND 4B	73

PROPOSAL 4A — APPROVE AMENDMENTS TO THE COMPANY’S MEMORANDUM OF ASSOCIATION	74

PROPOSAL 4B — APPROVE AMENDMENTS TO THE COMPANY’S ARTICLES OF ASSOCIATION	75

PROPOSAL 5 — AUTHORIZE THE COMPANY AND/OR ANY SUBSIDIARY OF THE COMPANY TO MAKE OPEN MARKET PURCHASES OF THE COMPANY’S ORDINARY SHARES	76

BACKGROUND TO PROPOSALS 6 AND 7	78

PROPOSAL 6 — RENEW DIRECTORS’ AUTHORITY TO ISSUE SHARES	81

PROPOSAL 7 — RENEW DIRECTORS’ AUTHORITY TO ISSUE SHARES FOR CASH WITHOUT FIRST OFFERING SHARES TO EXISTING SHAREHOLDERS	82

PROPOSAL 8 — ADJOURNMENT PROPOSAL	83

PROPOSAL 9 — APPROVE AN AMENDMENT AND RESTATEMENT OF THE COMPANY’S 2011 EQUITY INCENTIVE PLAN	84

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2016 NOTICE OF MEETING AND PROXY STATEMENT

PROXY OVERVIEW

This overview highlights certain information contained elsewhere in this proxy statement and does not contain all of the information that you should consider. You should read the entire proxy statement carefully before voting. For more complete information regarding our business and 2015 performance, please review our Annual Report on Form 10-K for the year ended December 31, 2015.

In this proxy statement, unless otherwise indicated or the context otherwise requires, all references to “Jazz Pharmaceuticals,” “the company,” “we,” “us” and “our” refer to Jazz Pharmaceuticals plc and its consolidated subsidiaries, except when the context makes clear that the time period being referenced is prior to January 18, 2012, in which case such terms are references to Jazz Pharmaceuticals, Inc. and its consolidated subsidiaries. See “General—Basis of Presentation” on page 11 below.

Meeting and Voting Information

Time and Date:

10:00 a.m., local time on Thursday, August 4, 2016

Place:

Our corporate headquarters

Fourth Floor, Connaught House

One Burlington Road

Dublin 4, Ireland

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please vote as soon as possible. Please see “Questions and Answers About These Proxy Materials and Voting—How Do I Vote?” beginning on page 13 below.

Business Overview

Jazz Pharmaceuticals plc is an international biopharmaceutical company focused on improving patients’ lives by identifying, developing and commercializing meaningful products that address unmet medical needs.

We have a diverse portfolio of products and product candidates, with a focus in the areas of sleep and hematology/oncology. Our lead marketed products are:

•	Xyrem® (sodium oxybate) oral solution, the only product approved by the U.S. Food and Drug Administration, or FDA, for the treatment of both cataplexy and excessive daytime sleepiness, or EDS, in patients with narcolepsy;

•	Erwinaze® (asparaginase Erwinia chrysanthemi), a treatment approved in the U.S. and in certain markets in Europe (where it is marketed as Erwinase®) for patients with acute lymphoblastic leukemia who have developed hypersensitivity to E. coli-derived asparaginase; and

•	Defitelio® (defibrotide sodium), a product approved in the U.S. for the treatment of adult and pediatric patients with hepatic veno-occlusive disease, or VOD, also known as sinusoidal obstruction syndrome, or SOS, with renal or pulmonary dysfunction following hematopoietic stem cell transplantation, or HSCT, and in Europe (where it is marketed as Defitelio® (defibrotide)) for the treatment of severe VOD in adults and children undergoing HSCT therapy.

Our strategy is to create shareholder value by:

•	Growing sales of the existing products in our portfolio, including by identifying and investing in growth opportunities such as new treatment indications;

•	Acquiring clinically meaningful and differentiated products that are on the market or product candidates that are in late-stage development; and

•	Pursuing targeted development of post-discovery differentiated product candidates.

We apply a disciplined approach to allocating our resources between investments in our current commercial and development portfolio and acquisitions or in-licensing of new assets.

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2016 NOTICE OF MEETING AND PROXY STATEMENT

Proxy Overview (continued)

2015 Company Highlights

In 2015, we delivered solid top- and bottom-line growth while increasing investment in additional research and development activities, which include clinical development of new product candidates, activities related to line extensions and new indications for existing products and the generation of additional clinical data for existing products. The highlights of our performance during 2015 included:

•	We continued to achieve solid revenue growth, primarily from sales of Xyrem.

•	In August 2015, we implemented the final Xyrem risk evaluation and mitigation strategy, which was approved by the FDA in February 2015.

•	In September 2015, the FDA accepted for filing with priority review our new drug application, or NDA, for Defitelio, which became commercially available in April 2016.

•	We initiated patient enrollment in our Phase 3 clinical program for our product candidate, JZP-110, for the treatment of EDS in patients with narcolepsy and for EDS in patients with obstructive sleep apnea.

•	In June 2015, we entered into a new credit agreement, which provides for a higher borrowing limit, more favorable interest rates and a longer maturity than our prior credit agreement.

•	We completed construction of a 54,000 square foot manufacturing and development facility in Ireland in late 2015.

Corporate Governance

Director Nominees and Continuing Directors

The following table provides summary information about each director nominee and continuing director as of June 1, 2016. See pages 18 and 64 to 68 for more information.

Name	Age	Director Since		Principal Position	Independent	Other Current Public Boards
2016 Director Nominees
Paul L. Berns	49	2010	(1)	Chairman, Chief Executive Officer and President, Anacor Pharmaceuticals, Inc.	Yes	2(2)
Patrick G. Enright	54	2009	(1)	Managing Director, Longitude Capital	Yes	3
Seamus Mulligan	55	2012		Chairman and Chief Executive Officer, Adapt Pharma Ltd.	Yes	0
Norbert G. Riedel, Ph.D.	58	2013		Chief Executive Officer and President, Aptinyx, Inc.	Yes	1
Continuing Directors
Bruce C. Cozadd	52	2003	(1)	Chairman and Chief Executive Officer	No	2
Heather Ann McSharry	54	2013		Director, CRH plc and Greencore Group plc	Yes	2
Rick E Winningham	56	2010	(1)	Chief Executive Officer and Chairman of the Board of Directors, Theravance Biopharma, Inc.	Yes	2
Peter Gray	61	2013		Chairman, UDG Healthcare plc	Yes	1
Kenneth W. O’Keefe	49	2004	(1)	Chief Executive Officer, Beecken Petty O’Keefe & Company	Yes	0
Elmar Schnee	57	2014		Chief Operating Officer, MindMaze SA	Yes	0
Catherine A. Sohn, Pharm. D.	63	2012		Director, Neuralstem, Inc. and Landec Corporation	Yes	2

(1)	Includes service on the board of directors of Jazz Pharmaceuticals, Inc., our predecessor.
(2)	Mr. Berns is currently a member of the board of directors of Cellectar Biosciences, Inc., or Cellectar, but he will not be standing for re-election as a director of Cellectar when his current term expires on June 29, 2016.

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2016 NOTICE OF MEETING AND PROXY STATEMENT

Proxy Overview (continued)

Director Dashboards

We examine the experience and expertise of our board as a whole to ensure alignment between the abilities and contributions of our board and our strategic priorities and long-range plan, emphasizing, among other things, expertise in global and U.S. sales and marketing and product development, in financial management and in corporate development transactions. All of our directors exhibit high integrity, collegiality, innovative thinking, sound business judgment and a knowledge of corporate governance requirements and practices, and our directors as a whole bring a balance of relevant skills and experience to our boardroom:

Our board is substantially independent and has a mix of relatively newer and longer-tenured directors. The charts below show board makeup by various characteristics:

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2016 NOTICE OF MEETING AND PROXY STATEMENT

Proxy Overview (continued)

Corporate Governance Strengths

We are committed to exercising good corporate governance practices. We believe that good governance promotes the long-term interests of our shareholders and strengthens board and management accountability. The highlights of our corporate governance practices include the following:

•  10 out of 11 of our directors are independent

•  Regular executive sessions of independent directors

•  Audit, compensation and nominating and corporate governance committees are comprised solely of independent directors

•  Diverse board in terms of tenure, residency, gender, experience and skills

•  Annual board and committee self-evaluations

•  Risk oversight by the full board and committees

•  Board and committees may engage outside advisors independently of management

•  Independent compensation consultant reporting directly to the compensation committee

•  Director participation in continuing education and related reimbursement policy

•  Lead Independent Director with clearly delineated duties

•  Corporate Governance Guidelines

•  Majority voting for elections of directors

•  Share ownership guidelines for directors and executive officers

•  Anti-hedging/pledging policy

•  Code of Conduct

•  Annual advisory approval of executive compensation

•  Shareholder ability to call extraordinary meetings(1)

(1)	Irish law provides that shareholders holding 10% or more of the total voting rights may at any time request that the directors call an extraordinary general meeting (i.e., special meeting). If the directors do not proceed to convene a meeting within a specified period, those shareholders (or any of them representing more than half of the total voting rights of all of them) may themselves convene a meeting within a specified period. For more information, see “Corporate Governance and Board Matters—Other Corporate Governance Matters—Shareholder Ability to Call Extraordinary Meetings.”

Shareholder Engagement

A priority for our board of directors is listening to the views of our shareholders on a variety of topics, including our business and growth strategy and corporate governance practices. This year, we have solicited the views of institutional investors representing approximately 56% of our outstanding shares. These discussions have been productive and informative, and have helped ensure that our board’s decisions are aligned with shareholder objectives. During these discussions, our shareholders have generally been supportive of our business and growth strategy. In discussions we have had with shareholders about the share issuance authorities that we must obtain as a matter of Irish law, shareholders have generally understood that renewing our existing share issuance authorities would allow us to continue to execute on our business and growth strategy in a timely and competitive manner.

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2016 NOTICE OF MEETING AND PROXY STATEMENT

Proxy Overview (continued)

Summary of Shareholder Voting Matters and Board Recommendations

For the reasons set forth below and in the rest of this proxy statement, our board of directors recommends that you vote your shares “FOR” each of the nominees named below for director to hold office until the 2019 annual general meeting of shareholders, and “FOR” each of the other proposals.

Proposal 1 — Election of Directors

The board of directors recommends a vote “FOR” each of the nominees.

Vote required to elect each nominee: Affirmative vote of a majority of the votes cast on his election.

For more information, see Proposal 1 starting on page 64.

We are asking our shareholders to vote, by separate resolutions, on the election of each of Paul L. Berns, Patrick G. Enright, Seamus Mulligan and Norbert G. Riedel, Ph.D. to hold office until the 2019 annual general meeting of shareholders. Detailed information about each nominee’s background and experience can be found beginning on page 64.

Each of the nominees for director was nominated for election by the board of directors upon the recommendation of our nominating and corporate governance committee. Our board of directors believes that each nominee has the specific experience, qualifications, attributes and skills to serve as a member of the board of directors.

Proposal 2 — Ratify, on a Non-Binding Advisory Basis, the Appointment of Independent Auditors and Authorize, in a Binding Vote, the Board of Directors, Acting Through the Audit Committee, to Determine the Independent Auditors’ Remuneration

The board of directors recommends a vote “FOR” this proposal.

Vote required for approval: Affirmative vote of a majority of the votes cast on the proposal.

For more information, see Proposal 2 starting on page 69.

Under Irish law, KPMG, Dublin, or KPMG, will be deemed to be reappointed as our independent auditors for the financial year ending December 31, 2016, without needing a shareholder vote at the annual meeting. However, our shareholders are being asked to ratify KPMG’s appointment on a non-binding advisory basis because we value our shareholders’ views on the company’s independent auditors. The board of directors and the audit committee intend to consider the results of this vote in making determinations in the future regarding the appointment of the company’s independent auditors.

Our shareholders are also being asked to authorize the board of directors, acting through the audit committee, to determine KPMG’s remuneration. This authorization is required by Irish law.

Less than 39% of the total fees that KPMG billed us for services last year were for services other than audit or audit-related services, and approximately 0.1% of the total fees that KPMG billed us for services last year were for services other than audit, audit-related and tax compliance/advisory services.

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2016 NOTICE OF MEETING AND PROXY STATEMENT

Proxy Overview (continued)

Proposal 3 — Non-Binding Advisory Vote on Executive Compensation

The board of directors recommends a vote “FOR” this proposal.

Vote required for approval: Affirmative vote of a majority of the votes cast on the proposal.

For more information, see Proposal 3 starting on page 71.

We are asking our shareholders for advisory approval of our named executive officers’ compensation. Our executive compensation program is aligned with our business strategy and priorities and encourages executive officers to work for meaningful shareholder returns consistent with our pay-for-performance philosophy. We align our executive officers’ interests with our shareholders’ interests by rewarding our executive officers for both current performance and longer-term performance, with performance measured both by financial performance and milestones for the advancement of our long-term development programs and strategic initiatives. Our 2015 advisory say-on-pay proposal was approved by over 98% of total votes cast.

Proposals 4A and 4B — Approve Amendments to the Company’s Memorandum of Association and Articles of Association

The board of directors recommends a vote “FOR” these proposals.

Vote required for approval: Affirmative vote of 75% of the votes cast on each proposal.

For more information, see:

• Background to Proposals 4A and 4B on page 73;

• Proposal 4A starting on page 74; and

• Proposal 4B starting on page 75.

We are asking our shareholders to approve these proposals in response to the enactment of the Irish Companies Act 2014, or the 2014 Act, which became effective on June 1, 2015. The proposals include making administrative adjustments to our memorandum and our articles of association to ensure the continued application of the substantive content of our memorandum and our articles of association without change due simply to the enactment of the 2014 Act. We are also proposing to make other minor “housekeeping” amendments to our memorandum and articles of association.

Under Irish law, separate resolutions are required to amend our memorandum and our articles of association notwithstanding that together they comprise our constitutional documents. Each of Proposals 4A and 4B is therefore subject to the other being approved by our shareholders. Both Proposals will fail and will not be implemented if either Proposal is not approved.

None of the proposed amendments to our memorandum and articles of association will materially change the rights of our shareholders.

Proposal 5 — Authorize the Company and/or Any Subsidiary of the Company to Make Open Market Purchases of the Company’s Ordinary Shares

The board of directors recommends a vote “FOR” this proposal.

Vote required for approval: Affirmative vote of a majority of the votes cast on the proposal.

For more information, see Proposal 5 starting on page 76.

Consistent with prior years, we are asking our shareholders to authorize us or any of our subsidiaries to make open market purchases of our ordinary shares, within the following reasonable parameters:

• authorization sought to purchase up to a number of shares equal to 15% of our ordinary shares issued and outstanding as of December 31, 2015;

• authority sought for 18 months from the date of shareholder approval; and

• purchases would be conducted under this authority, if approved, at a price not less than 80% or more than 105% of the closing market price of our shares on the NASDAQ Global Select Market on the day preceding the day on which the relevant share is purchased.

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2016 NOTICE OF MEETING AND PROXY STATEMENT

Proxy Overview (continued)

Proposal 6 — Renew Directors’ Authority to Issue Shares

The board of directors recommends a vote “FOR” this proposal.

Vote required for approval: Affirmative vote of a majority of the votes cast on the proposal.

For more information, see:

• Background to Proposals 6 and 7 on page 78; and

• Proposal 6 starting on page 81.

Prior to casting your vote on Proposal 6, we strongly urge you to read both the background discussion of Proposals 6 and 7 beginning on page 78 of this proxy statement and the discussion under Proposal 6 beginning on page 81.

Under Irish law, our directors must have specific authority from shareholders to issue shares. Currently, our articles of association authorize our directors to issue new ordinary shares without shareholder approval up to the amount of our authorized but unissued ordinary share capital. This authority has been in place since we effectively re-domiciled in Ireland in January 2012. Under Irish law, this authority can be granted for a maximum period of five years, at which point it lapses unless renewed by our shareholders. The current authority is due to expire in January 2017.

We are asking for your approval to renew our existing authority to issue up to the amount of shares that are already within our authorized share capital for an additional five years. We are not asking you to approve an increase to our authorized share capital. We are and will continue to be subject to the shareholder approval and other requirements of the NASDAQ Stock Market LLC, or NASDAQ, and the U.S. Securities and Exchange Commission, or SEC, with respect to share issuances, and our board of directors will also continue to focus on and satisfy its fiduciary duties to our shareholders with respect to share issuances. This renewal will simply keep us on an equal footing with our peer companies who are incorporated and listed in the U.S. and will best position us to continue to execute on our growth strategy.

The renewal of our current authority is fundamental to the way we intend to advance our business and increase shareholder value. Our growth strategy depends in part on our ability to identify, acquire, in-license, and/or develop additional products or product candidates. Our management and board of directors rely heavily on having the flexibility to quickly take advantage of strategic opportunities, including potential acquisitions and other capital-intensive opportunities. Many of these opportunities are highly competitive, with multiple parties often offering comparable or even the same economics. If we do not receive the required shareholder approval to renew the directors’ authority to issue shares, we would be required to obtain shareholder approval prior to issuing any shares in connection with new strategic opportunities after January 17, 2017, even if we would not otherwise be required to obtain shareholder approval under NASDAQ rules. This limitation on our ability to issue shares could put us at a distinct disadvantage vis-à-vis many of our peers in competing for acquisitions and similar transactions and might make it difficult for us to complete such transactions in furtherance of our growth strategy, thus potentially limiting our ability to deploy capital to meet strategic goals that are in the best interests of our shareholders.

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2016 NOTICE OF MEETING AND PROXY STATEMENT

Proxy Overview (continued)

Proposal 7 — Renew Directors’ Authority to Issue Shares for Cash Without First Offering Shares to Existing Shareholders

The board of directors recommends a vote “FOR” this proposal.

Vote required for approval: Affirmative vote of 75% of the votes cast on the proposal.

For more information, see:

• Background to Proposals 6 and 7 on page 78; and

• Proposal 7 starting on page 82.

Prior to casting your vote on Proposal 7, we strongly urge you to read both the background discussion of Proposals 6 and 7 beginning on page 78 of this proxy statement and the discussion under Proposal 7 beginning on page 82.

Under Irish law, our directors must have specific authority from our shareholders to issue shares for cash without first offering those shares on the same or more favorable terms to our existing shareholders on a pro-rata basis. Currently, our articles of association authorize our directors to issue new shares for cash, up to the amount of our authorized but unissued ordinary share capital, without first offering them to existing shareholders in this manner. This pre-emption opt-out authority has been in place since we effectively re-domiciled in Ireland in January 2012. Under Irish law, the pre-emption opt-out authority can be granted for a maximum period of up to five years, at which point it lapses unless renewed by our shareholders. The current pre-emption opt-out authority is due to expire in January 2017.

We are asking for your approval to renew our existing pre-emption opt-out authority for an additional five years. We are and will continue to be subject to the shareholder approval and other requirements of the NASDAQ and the SEC with respect to share issuances, and our board of directors will also continue to focus on and satisfy its fiduciary duties to our shareholders with respect to share issuances. This renewal will simply keep us on an equal footing with our peer companies who are incorporated and listed in the U.S. and will best position us to continue to execute on our growth strategy. In this regard, companies who are incorporated and publicly-traded in the U.S. generally do not grant all existing shareholders pre-emptive rights on new issuances of shares.

As is the case with Proposal 6, the renewal of our current authority is fundamental to the way we intend to advance our business and increase shareholder value. Our growth strategy depends in part on our ability to identify, acquire, in-license, and/or develop additional products or product candidates. Our management and board of directors rely heavily on having the flexibility to quickly take advantage of strategic opportunities, including potential acquisitions and other capital-intensive opportunities. Many of these opportunities are highly competitive, with multiple parties often offering comparable or even the same economics. If we do not receive the required affirmative vote of 75% of the votes cast to approve Proposal 7, shares that we would issue for cash in connection with new strategic opportunities after January 17, 2017 would have to first be offered to existing shareholders in costly and time-consuming pro-rata rights offerings. This limitation on our ability to issue shares for cash could put us at a distinct disadvantage vis-à-vis many of our peers in competing for acquisitions and similar transactions, would considerably reduce the speed at which we could complete capital-raising activities undertaken in furtherance of our growth strategy, and would increase our costs and otherwise might make it difficult for us to complete such transactions in furtherance of our growth strategy, thus potentially limiting our ability to deploy capital to meet strategic goals that are in the best interests of our shareholders.

The approval of Proposal 7 is conditional on the approval of Proposal 6 because Irish law requires that a general authority to issue shares be in place before a pre-emption opt-out authority can be granted. Proposal 7 will therefore not be passed unless Proposal 6 is also approved.

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2016 NOTICE OF MEETING AND PROXY STATEMENT

Proxy Overview (continued)

Proposal 8 — Adjournment Proposal

The board of directors recommends a vote “FOR” this proposal.

Vote required for approval: Affirmative vote of a majority of the votes cast on the proposal.

For more information, see Proposal 8 starting on page 83.

We are asking our shareholders to vote on a proposal to approve any motion to adjourn the annual meeting, or any adjournments thereof, to another time and place to solicit additional proxies if there are insufficient votes at the time of the annual meeting to approve any or all of Proposals 4A, 4B and/or 7.

Under Irish law, Proposals 4A, 4B and 7 are special resolutions, which require no less than 75% of the votes of shareholders cast (in person or by proxy) at a general meeting to be voted “FOR” the proposal in order to be passed. Given the high vote threshold associated with these proposals, we are seeking your authority to adjourn the meeting to solicit additional proxies if there are insufficient votes at the time of the annual meeting to approve any of these proposals.

Proposal 9 — Approve an Amendment and Restatement of the Company’s 2011 Equity Incentive Plan

The board of directors recommends a vote “FOR” this proposal.

Vote required for approval: Affirmative vote of a majority of the votes cast on the proposal.

For more information, see Proposal 9 starting on page 84.

The purpose of Proposal 9 is to renew our ability to grant “performance-based compensation” under section 162(m) of the U.S. Internal Revenue Code, or the Code. In 2011, our public company shareholders approved the existing 2011 Equity Incentive Plan, or the 2011 Plan, including the terms and conditions necessary for us to grant performance-based stock and cash awards. Under U.S. tax rules, our shareholders must re-approve such terms and conditions at this annual meeting for us to maintain flexibility to grant performance-based awards that may be deducted by the company for U.S. federal income tax purposes. The sole proposed change to the existing 2011 Plan is to update the definition of ‘performance goals’ in response to the elimination of the concept of “extraordinary items” under U.S. generally accepted accounting principles. Shareholders are not being asked to approve an increase in the number of shares available for grant under the 2011 Plan or to add any new features to the 2011 Plan.

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2016 NOTICE OF MEETING AND PROXY STATEMENT

Proxy Overview (continued)

Proposal 10 — Approve an Amendment and Restatement of the Company’s Amended and Restated 2007 Non-Employee Directors Stock Option Plan

The board of directors recommends a vote “FOR” this proposal.

Vote required for approval: Affirmative vote of a majority of the votes cast on the proposal.

For more information, see Proposal 10 starting on page 94.

We are seeking shareholder approval to amend and restate our Amended and Restated Non-Employee Directors Stock Option Plan, or the Directors Plan, in order to (i) expand the types of stock awards that may be granted to our non-employee directors under the Directors Plan and (ii) eliminate the final automatic annual increase to the share reserve that otherwise is scheduled to occur in 2017 pursuant to the “evergreen” provision of the Directors Plan. Under the current Directors Plan, stock options are the only type of stock award that can be granted to our non-employee directors. We have been granting restricted stock unit, or RSU, awards to our directors under our 2007 Equity Incentive Plan, or the 2007 Plan, which expires in 2017. If Proposal 10 is not approved by our shareholders, we will not be able to continue to grant RSU awards to our directors without first obtaining shareholder approval.

In addition, as part of the amendment and restatement of our Directors Plan, we propose to eliminate the provision that provides an automatic annual increase to the share reserve. Accordingly, if Proposal 10 is approved by our shareholders, there will be no further automatic annual increases to the share reserve of the Directors Plan.

The changes described above are the only changes to the terms of the Directors Plan that would be effected by shareholder approval of Proposal 10. Importantly, shareholders are not being asked to approve an increase in the number of shares available for grant under the Directors Plan.

Index of Frequently Requested Information

Page
Anti-Hedging/Pledging Policy	25
Auditor Fees	69
Auditor Tenure	69
Board Diversity	24
Board Leadership	18
Board Meeting Attendance	19
Code of Conduct	25
Compensation Consultant	35
Corporate Governance Guidelines	24
Director Biographies	64
Director Independence	18
Director Qualifications	64
Majority Voting for Directors	64
Peer Group Companies	36
Related Party Transactions	63
Risk Oversight	18
Severance Benefits	55
Share Ownership Guidelines	41
Shareholder Ability to Call Extraordinary Meetings	25
Shareholder Communications with the Board	25
Procedures for Shareholder Proposals and Director Nominations for the 2017 Annual General Meeting	104

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2016 NOTICE OF MEETING AND PROXY STATEMENT

PROXY STATEMENT

FOR THE 2016 ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 4, 2016

GENERAL

Purpose of this Proxy Statement and Other General Information

Our board of directors is soliciting proxies for use at our 2016 annual general meeting of shareholders, or the annual meeting. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the annual meeting. Please read it carefully. Our proxy materials, which include this proxy statement, our annual letter to shareholders and our annual report on Form 10-K for the year ended December 31, 2015, together with our Irish statutory financial statements for the year ended December 31, 2015, are first being mailed or made available to shareholders on or about                     , 2016. Our proxy materials are also available online at https://materials.proxyvote.com/G50871.

The specific proposals to be considered and acted upon at the annual meeting are summarized in the accompanying Notice of 2016 Annual General Meeting of Shareholders. Each proposal is described in more detail in this proxy statement.

This solicitation is made on behalf of our board of directors and all solicitation expenses, including costs of preparing, assembling and mailing proxy materials and notices, will be borne by us. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. In addition, we have retained Alliance Advisors, a proxy solicitation firm, to assist in the solicitation of proxies for a fee of approximately $30,000, plus reimbursement of expenses. We have also retained Joele Frank, Wilkinson Brimmer Katcher as our public relations advisors in connection with the proxy solicitation. We have agreed to pay customary compensation for such services and to reimburse Joele Frank, Wilkinson Brimmer Katcher for their out-of-pocket expenses arising out of or in connection with their engagement.

Our board of directors has set the close of business on June 7, 2016 as the record date for the annual meeting. Shareholders of record who owned our ordinary shares on that date are entitled to vote at and attend the annual meeting. Each ordinary share is entitled to one vote. There were 60,486,047 of our ordinary shares outstanding and entitled to vote on the record date.

Basis of Presentation

In this proxy statement, unless otherwise indicated or the context otherwise requires, all references to “Jazz Pharmaceuticals,” “the company,” “we,” “us” and “our” refer to Jazz Pharmaceuticals plc and its consolidated subsidiaries, except when the context makes clear that the time period being referenced is prior to January 18, 2012, in which case such terms are references to Jazz Pharmaceuticals, Inc. and its consolidated subsidiaries. On January 18, 2012, the businesses of Jazz Pharmaceuticals, Inc. and Azur Pharma Public Limited Company, or Azur Pharma, were combined in a merger transaction, or the Azur Merger, in connection with which Azur Pharma was re-named Jazz Pharmaceuticals plc and we became the parent company of and successor to Jazz Pharmaceuticals, Inc., with Jazz Pharmaceuticals, Inc. becoming our wholly-owned subsidiary. Jazz Pharmaceuticals, Inc. was treated as the acquiring company in the Azur Merger for accounting purposes, and as a result, the historical consolidated financial statements of Jazz Pharmaceuticals, Inc. became our consolidated financial statements. In addition, on June 12, 2012, we completed our acquisition of EUSA Pharma Inc., which we refer to in this proxy statement as the EUSA Acquisition, and on January 23, 2014, we completed our acquisition of a controlling interest in Gentium S.r.l., or Gentium, which we refer to in this proxy statement as the Gentium Acquisition.

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2016 NOTICE OF MEETING AND PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

Our board of directors is soliciting your proxy to vote at the annual meeting, including at any adjournments or postponements of the annual meeting. This proxy statement contains important information regarding the annual meeting, the proposals on which you are being asked to vote, information you may find useful in determining how to vote and voting procedures.

Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

We are pleased to take advantage of SEC rules that allow companies to furnish their proxy materials over the internet. Most of our shareholders will not receive paper copies of our proxy materials (unless requested), and will instead be sent a Notice of Internet Availability of Proxy Materials, or Notice. All shareholders receiving a Notice will have the ability to access the proxy materials on the website referred to in the Notice and to request a printed set of the proxy materials. Instructions on how to access the proxy materials via the internet or to request a printed set of the proxy materials may be found in the Notice.

Why did I receive a full set of proxy materials in the mail instead of a notice regarding the internet availability of proxy materials?

We are providing shareholders who have previously requested a printed set of our proxy materials with paper copies of our proxy materials instead of a Notice.

What is the annual report included in the proxy materials?

Under applicable U.S. securities laws, we are required to send an annual report to security holders along with this proxy statement. We intend to satisfy this annual report requirement by sending the annual report on Form 10-K for the year ended December 31, 2015 that we filed with the SEC on February 23, 2016, which we refer to throughout this proxy statement as the “2015 10-K,” together with this proxy statement.

How do I attend the annual meeting?

You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. The annual meeting will be held on Thursday, August 4, 2016, at 10:00 a.m. local time at our corporate headquarters located at Fourth Floor, Connaught House, One Burlington Road, Dublin 4, Ireland. For directions to attend the annual meeting in person, please contact our Investor Relations department at +353.1.634.7892 (Ireland) or +1.650.496.2800 (U.S.) or by email at investorinfo@jazzpharma.com. Information on how to vote in person at the annual meeting is discussed below. However, you do not need to attend the annual meeting to vote your shares.

Who can vote at the annual meeting?

Only shareholders of record at the close of business on June 7, 2016, the record date for the annual meeting, will be entitled to vote at the annual meeting.

Shareholders of Record: Shares registered in your name

If, at the close of business on June 7, 2016, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a shareholder of record. As a shareholder of record, you may vote in person at the annual meeting or vote by proxy. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy over the telephone or via the internet as instructed below, or, for those shareholders who receive a paper proxy card in the mail, by mailing a completed proxy card.

Beneficial Owners: Shares registered in the name of a broker, bank or other agent

If, at the close of business on June 7, 2016, your shares were held not in your name, but rather in an account at a brokerage firm, bank or other agent, then you are the beneficial owner of shares held in “street name” and a Notice is being sent to you by that broker, bank or other agent. The broker, bank or other agent holding your account is considered to be the shareholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account as set forth in the voting instructions in the Notice from your broker, bank or other agent. You are also invited to attend the

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annual meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the annual meeting unless you request and obtain a valid proxy from your broker, bank or other agent.

What am I voting on?

There are eleven matters scheduled for a vote at the annual meeting:

•	Election by separate resolutions of the four named nominees for director to hold office until the 2019 annual general meeting of shareholders (Proposal 1).

•	Ratification, on a non-binding advisory basis, of the appointment of KPMG, Dublin as the independent auditors of the company for the fiscal year ending December 31, 2016 and the authorization, in a binding vote, of the board of directors, acting through the audit committee, to determine the independent auditors’ remuneration (Proposal 2).

•	Approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement (Proposal 3).

•	Approval of amendments to the company’s memorandum of association to make certain administrative adjustments to address the enactment of the Irish Companies Act 2014 and a minor housekeeping matter (Proposal 4A).

•	Approval of amendments to the company’s articles of association to make certain administrative adjustments to address the enactment of the Irish Companies Act 2014 and certain minor housekeeping matters (Proposal 4B).

•	Authorization of the company and/or any subsidiary of the company to make open market purchases of the company’s ordinary shares (Proposal 5).

•	Renewal of the board of directors’ existing authority under Irish law to allot and issue ordinary shares (Proposal 6).

•	Renewal of the board of directors’ existing authority under Irish law to allot and issue ordinary shares for cash without first offering those ordinary shares to existing shareholders pursuant to the statutory pre-emption right that would otherwise apply (Proposal 7).

•	Approval of any motion to adjourn the annual meeting, or any adjournments thereof, to another time and place to solicit additional proxies if there are insufficient votes at the time of the annual meeting to approve any or all of Proposals 4A, 4B and/or 7 (Proposal 8).

•	Approval of an amendment and restatement of the company’s 2011 Equity Incentive Plan in order to renew the company’s ability to grant awards thereunder that may qualify as “performance-based compensation” under section 162(m) of the U.S. Internal Revenue Code (Proposal 9).

•	Approval of an amendment and restatement of the company’s Amended and Restated 2007 Non-Employee Directors Stock Option Plan in order to (i) expand the types of stock awards that may be granted thereunder to the company’s non-employee directors and (ii) eliminate the final automatic annual increase to the share reserve that otherwise is scheduled to occur in 2017 pursuant to the “evergreen” provision included therein (Proposal 10).

What are the board’s voting recommendations?

The board of directors recommends that you vote your shares “FOR” each of the director nominees named below to hold office until the 2019 annual general meeting of shareholders and “FOR” each of the other proposals.

What if another matter is properly brought before the annual meeting?

The board of directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the annual meeting, it is the intention of the persons named in the accompanying proxy, referred to in this proxy statement as the “proxy holders,” to vote on those matters in accordance with their best judgment.

How do I vote?

For the election of directors (Proposal 1), you may vote “FOR” or “AGAINST” each nominee, or you may abstain from voting for all or any of the nominees. For each of the other proposals, you may vote “FOR” or “AGAINST” or abstain from voting.

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2016 NOTICE OF MEETING AND PROXY STATEMENT

Questions and Answers About These Proxy Materials and Voting (continued)

Shareholders of Record: Shares registered in your name

If you are a shareholder of record, you may vote in person at the annual meeting, you may vote by electronic proxy over the telephone or via the internet as instructed below, or, for those shareholders who receive a paper proxy card in the mail, by mailing a completed proxy card. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the annual meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the annual meeting and we will give you a ballot when you arrive. Please bring your admission ticket or proof of ownership, as further discussed under “Do I need a ticket to attend the annual meeting” below.

•	To vote using a proxy card, simply complete, sign and date the proxy card that was mailed to you and return it promptly in the envelope provided. Proxy cards must be received by August 3, 2016. If you return your signed proxy card before this time, we will forward it to the company’s registered office electronically in accordance with Irish law and we will vote your shares as you direct.

•	To vote by telephone, dial toll-free 1.800.690.6903 within the United States, U.S. territories and Canada using a touch-tone phone and follow the recorded instructions to submit an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 p.m., U.S. Eastern Time, on August 3, 2016 to be counted.

•	To vote via the internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 p.m., U.S. Eastern Time, on August 3, 2016 to be counted.

Beneficial Owners: Shares registered in the name of a broker, bank or other agent

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a Notice or the full set of proxy materials containing voting instructions from that broker, bank or other agent rather than from us. Simply follow the voting instructions in the Notice or the full set of proxy materials to ensure that your vote is counted. Alternatively, you may vote by telephone or via the internet as instructed by your broker, bank or other agent. To vote in person at the annual meeting, you must request and obtain a valid proxy from your broker, bank, or other agent. Follow the voting instructions from your broker, bank or other agent, or contact your broker, bank or other agent to request a proxy form.

We provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each ordinary share you owned as of the close of business on June 7, 2016.

What if I return a proxy card or otherwise vote by proxy but do not make specific choices?

Shareholders of Record: Shares registered in your name

If you are a shareholder of record and you do not specify your vote on each proposal individually when voting by proxy via the internet or by telephone, or if you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the board of directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the annual meeting. The voting recommendations of the board of directors are set forth under “What are the board’s voting recommendations?” above.

Beneficial Owners: Shares registered in the name of a broker, bank or other agent

If you are a beneficial owner of shares held in “street name” and you do not provide the broker, bank or other agent that holds your shares with specific instructions, under the rules of various U.S. national and regional securities exchanges, the broker, bank or other agent that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the broker, bank or other agent that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the broker, bank or other agent that holds your shares will inform our inspector of elections that it does not have the authority to vote on that matter with respect to

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your shares. This is generally referred to as a “broker non-vote.” When our inspector of elections tabulates the votes for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present, but will not be counted toward the vote total for any proposal. We strongly encourage you to provide voting instructions to the broker, bank or other agent that holds your shares to ensure that your vote is counted on all eleven proposals.

Which proposals are considered “routine” or “non-routine”?

The “routine” proposals in this proxy statement are Proposals             , for which your broker has discretionary voting authority under applicable rules to vote your shares, even if the broker does not receive voting instructions from you. All other proposals (Proposals            ) are considered “non-routine” such that, if you are a beneficial owner whose shares are held of record by a broker and you do not provide voting instructions, a broker non-vote will occur and your shares will not be voted on these proposals.

What does it mean if I receive more than one set of proxy materials, more than one Notice, or a combination thereof?

If you receive more than one set of proxy materials, more than one Notice, or a combination thereof, your shares may be registered in more than one name or are registered in different accounts. Please follow the voting instructions on each set of proxy materials or Notices to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the commencement of the annual meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.

•	You may grant a subsequent proxy by telephone or via the internet.

•	You may send a timely written notice that you are revoking your proxy to our Company Secretary at Fourth Floor, Connaught House, One Burlington Road, Dublin 4, Ireland.

•	You may attend the annual meeting and vote in person. Simply attending the annual meeting will not, by itself, revoke your proxy.

Your most recent proxy card or telephone or internet proxy is the one that is counted.

If your shares are held by your broker, bank or other agent as a nominee or agent, you should follow the instructions provided by your broker, bank or other agent.

Do I need a ticket to attend the annual meeting?

Yes, you will need an admission ticket or proof of ownership of ordinary shares to enter the annual meeting. If you are a shareholder of record and you received a full set of proxy materials in the mail, your admission ticket is attached to the proxy card sent to you. If you plan to attend the annual meeting, please so indicate when you vote and bring the ticket and valid photo identification with you to the annual meeting. If you are a shareholder of record and you received a Notice in the mail, your admission ticket is your Notice. Please bring your Notice and valid photo identification with you to the annual meeting. If your shares are held in the name of a bank, broker or other holder of record, your admission ticket is on your voting instruction form. If you do not bring your admission ticket, you will need proof of ownership to be admitted to the annual meeting. A recent brokerage statement or letter from a bank or broker is an example of proof of ownership. If you arrive at the annual meeting without an admission ticket, we will admit you only if we are able to verify that you are a shareholder of our company. For directions to attend the annual meeting in person, please contact our Investor Relations department at + 353.1.634.7892 (Ireland) or + 1.650.496.2800 (U.S.) or by email at investorinfo@jazzpharma.com.

How are votes counted?

Votes will be counted by the inspector of elections appointed for the meeting. The inspector of elections will separately count, for each of the proposals, votes “FOR” and “AGAINST” and abstentions, and, as applicable, broker non-votes. Abstentions and broker non-votes will be treated as shares present for purposes of determining the presence of a quorum for the transaction of business at the annual meeting.

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2016 NOTICE OF MEETING AND PROXY STATEMENT

Questions and Answers About These Proxy Materials and Voting (continued)

Abstentions and broker non-votes will not, however, be considered votes cast at the annual meeting. Because the approval of all of the proposals is based on the votes cast at the annual meeting, abstentions and broker non-votes will not have any effect on the outcome of voting on the proposals.

How many votes are needed to approve each proposal?

Assuming that a quorum is present at the annual meeting, the following votes will be required for approval:

Proposal	Vote Required for Approval
Proposal 1	Each director nominee must receive the affirmative vote of a majority of the votes cast
Proposal 2	Affirmative vote of a majority of the votes cast
Proposal 3	Affirmative vote of a majority of the votes cast
Proposal 4A	Affirmative vote of 75% of the votes cast(1)
Proposal 4B	Affirmative vote of 75% of the votes cast(1)
Proposal 5	Affirmative vote of a majority of the votes cast
Proposal 6	Affirmative vote of a majority of the votes cast
Proposal 7	Affirmative vote of 75% of the votes cast(2)
Proposal 8	Affirmative vote of a majority of the votes cast
Proposal 9	Affirmative vote of a majority of the votes cast
Proposal 10	Affirmative vote of a majority of the votes cast
(1)	Each of Proposals 4A and 4B is subject to the other being approved by our shareholders, and as a result, both Proposals will fail and will not be implemented if either Proposal is not approved.

(2)	Proposal 7 is subject to Proposal 6 being approved. Therefore, unless shareholders approve Proposal 6, Proposal 7 will fail and not be implemented, notwithstanding that shareholders may have approved Proposal 7.

What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if shareholders holding a majority of the issued and outstanding ordinary shares entitled to vote as of the record date are present at the annual meeting or represented by proxy. On the record date, there were 60,486,047 ordinary shares outstanding and entitled to vote.

Your shares will be counted towards the quorum only if you submit a valid proxy (or if one is submitted on your behalf by your broker, bank or other nominee) or, provided that you are a shareholder of record, if you vote in person at the annual meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum within one hour of the time scheduled for the annual meeting, the annual meeting will stand adjourned to August 9, 2016 at 10:00 a.m. local time at the same location, or such other time or place as the board of directors may determine.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. In addition, final voting results will be published in a quarterly report on Form 10-Q or a current report on Form 8-K that we expect to file with the SEC within four business days after the annual meeting. If final voting results are not available to us in time to file a Form 10-Q or a Form 8-K within four business days after the annual meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

What are the Irish statutory financial statements and where can I access them?

We are presenting for consideration our Irish statutory financial statements, and the respective reports of the directors and the auditors thereon, at the annual meeting and we are making those financial statements available to shareholders via website at https://materials.proxyvote.com/G50871. Since we are an Irish company, we are required to prepare Irish statutory financial statements under applicable Irish company law and to deliver those financial statements together with the respective reports of the directors and the auditors thereon to shareholders of record in connection with our annual general meetings of shareholders. The Irish statutory financial statements cover the results of operations and financial position of Jazz Pharmaceuticals plc for the year ended December 31, 2015. The Irish

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Questions and Answers About These Proxy Materials and Voting (continued)

statutory financial statements were prepared in accordance with the International Financial Reporting Standards as adopted by the European Union and as applied in accordance with the 2014 Act. There is no requirement under Irish law that the Irish statutory financial statements be approved by the shareholders, and no such approval will be sought at the annual meeting.

We will mail without charge, upon written request, a copy of the Irish statutory financial statements, together with the respective reports of the directors and the auditors thereon, to shareholders of record and beneficial “street name” owners of our shares. Requests should be sent to: Jazz Pharmaceuticals plc, Attention: Company Secretary, Fourth Floor, Connaught House, One Burlington Road, Dublin 4, Ireland.

What proxy materials are available on the internet?

This proxy statement, our letter to shareholders, the annual report and our Irish statutory financial statements are available at https://materials.proxyvote.com/G50871.

Who should I call if I have any questions?

If you require any assistance in voting your shares or have any other questions, please call Alliance Advisors, our proxy solicitor, at +1.855.973.0094.

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2016 NOTICE OF MEETING AND PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD MATTERS

Overview

We are committed to exercising good corporate governance practices. In furtherance of this commitment, we regularly monitor developments in the area of corporate governance and review our processes, policies and procedures in light of such developments. Key information regarding our corporate governance initiatives can be found on our website, www.jazzpharmaceuticals.com, including our Corporate Governance Guidelines, Code of Conduct, and the charters for our audit, compensation and nominating and corporate governance committees. We believe that our strong corporate governance policies and practices, including the substantial percentage of independent directors on our board of directors and the robust duties of our Lead Independent Director, empower our independent directors to effectively oversee our management—including the performance of our Chief Executive Officer—and provide an effective and appropriately balanced board governance structure.

Independence of the Board of Directors

As required under the NASDAQ listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. Our board of directors consults with counsel to ensure that the board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in the applicable NASDAQ listing standards, as in effect from time to time. Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and our company, our senior management and our independent registered public accounting firm, the board of directors affirmatively determined that all of our current directors are independent directors within the meaning of the applicable NASDAQ listing standards, except that Mr. Cozadd, our Chairman and Chief Executive Officer, is not independent by virtue of his employment with our company. In addition, our board of directors has determined that each member of the audit committee, compensation committee and nominating and corporate governance committee meets the applicable NASDAQ and SEC rules and regulations regarding “independence” and that each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the company. In determining that Seamus Mulligan is independent within the meaning of the applicable NASDAQ listing standards, the Board considered Mr. Mulligan’s former employment relationship with us, which ended more than three years ago.

Board Leadership Structure and Risk Oversight

Bruce Cozadd has served as our Chairman and Chief Executive Officer since the Azur Merger. Mr. Cozadd has served (and continues to serve) as Chairman and Chief Executive Officer of Jazz Pharmaceuticals, Inc. since April 2009. Prior to that, he was the Executive Chairman since the founding of Jazz Pharmaceuticals in 2003.

The board of directors believes that the Chief Executive Officer is best suited to serve as our Chairman because he is the member of the board of directors who is most familiar with our business as a whole, and the most capable of identifying and bringing to the attention of the full board of directors the strategic priorities and key issues facing the company. The board of directors also believes that a combined Chairman/Chief Executive Officer role helps provide strong, unified leadership for our management team and optimizes communication with our board of directors. In addition, having served for many years as a director of other publicly-traded and privately-held companies and non-profit organizations and in executive management, Mr. Cozadd brings both a strategic and operational perspective to this combined position.

Our board of directors is currently comprised of eleven directors, of whom ten are independent. At meetings of our board of directors, the independent directors regularly convene executive sessions without the presence of management or our Chairman and Chief Executive Officer. In addition, our Corporate Governance Guidelines require that the independent directors elect a Lead Independent Director when the role of Chief Executive Officer and Chairman are held by the same person. Since 2014, Mr. Winningham has served in that role. In establishing the Lead Independent Director role, the board of directors determined that having a Lead Independent Director would help to ensure the effective independent functioning of the board of directors in its oversight responsibilities and would provide an appropriate balance in the company’s leadership.

Specific roles and responsibilities of the Lead Independent Director, which are detailed in our Corporate Governance Guidelines, include:

•	serving as the principal liaison between the independent directors and the Chairman;

•	coordinating the activities of the independent directors, including developing agendas for and presiding at executive sessions of the independent directors;

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Corporate Governance and Board Matters (continued)

•	advising the Chairman on board and committee agendas, meeting schedules and information provided to other board members, including the quality, quantity and timeliness of such information, that is necessary or appropriate for the directors to effectively and responsibly perform their duties;

•	discussing the results of the Chief Executive Officer’s performance evaluation with the chairperson of the compensation committee; and

•	presiding at all meetings of the board of directors at which the Chairman is not present.

The Lead Independent Director also has the authority to call meetings of the independent directors of the board of directors and is available for consultation and communication with major shareholders, if requested.

We believe that our directors provide effective oversight of risk management for our company, particularly as a result of the work of our committees and the ongoing dialogue between the full board, our Chairman and Chief Executive Officer and our Lead Independent Director. Our audit committee is responsible for overseeing our financial reporting process on behalf of our board of directors and reviewing with management and our auditors, as appropriate, our major financial risk exposures and the steps taken by management to monitor and control these exposures. Our compensation committee approves compensation of executive officers and all material compensation plans for our company and reviews our compensation practices to ensure that they do not encourage excessive risk taking and provide appropriate incentives for meeting both short-term and long-term objectives and increasing shareholder value over time. Our nominating and corporate governance committee oversees the company’s risk management, other than with respect to risks related to the company’s financial position or compensation policies, on behalf of our board of directors. At its meetings, our full board of directors receives reports concerning the management of the relevant risks from each committee, in addition to reports concerning material risks and concerns or significant updates on such matters from our General Counsel and other executive officers, as necessary.

Meetings of the Board of Directors

The board of directors met five times during 2015 and did not act by written consent during the year. All directors attended at least 75% of the aggregate number of meetings of the board of directors and of the standing committees on which they served that were held during the portion of 2015 for which they were directors or committee members, respectively.

As required under applicable NASDAQ listing standards, in 2015, the independent directors generally met at each regularly scheduled board meeting in scheduled executive sessions at which only independent directors were present.

Information About the Committees of the Board of Directors

The standing committees of the board of directors include an audit committee, a compensation committee and a nominating and corporate governance committee. Each of these committees is comprised solely of independent directors and has a chairperson. Each committee has a written charter approved by the board of directors, which reflects the applicable standards and requirements adopted by the SEC and NASDAQ. A copy of each committee charter can be found on our website, www.jazzpharmaceuticals.com, in the section titled “About” under the subsection titled “Board of Directors.” In addition, in 2015 the board of directors had a transaction committee that met on an as-needed basis.

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Corporate Governance and Board Matters (continued)

The following table provides membership information for 2015 for each of the audit committee, compensation committee and nominating and corporate governance committee:

Name	Audit	Compensation	Nominating and Corporate Governance
Paul L. Berns		✓
Patrick G. Enright		✓
Peter Gray	✓*
Heather Ann McSharry(1)	✓		✓
Kenneth W. O’Keefe	✓
Norbert G. Riedel, Ph.D.		✓*
Elmar Schnee			✓
Catherine A. Sohn, Pharm. D.			✓*
Rick E Winningham			✓

*	Served as committee chairperson during all of 2015.

(1)	Ms. McSharry was appointed to our nominating and corporate governance committee effective as of July 30, 2015.

Audit Committee

The audit committee of the board of directors oversees our corporate accounting and financial reporting processes, our systems of internal control over financial reporting and audits of our financial statements, as well as the quality and integrity of our financial statements and reports and the qualifications, independence and performance of the auditors engaged as our independent registered public accounting firm for purposes of preparing or issuing an audit report or performing audit services. Specific responsibilities of the audit committee include:

•	evaluating the performance of and assessing the qualifications of the independent auditors;

•	determining and approving the engagement and remuneration of the independent auditors;

•	determining whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors;

•	determining and approving the engagement of the independent auditors to perform any proposed permissible non-audit services;

•	monitoring the rotation of partners of the independent auditors on our audit engagement team as required by applicable laws and rules;

•	reviewing and advising on the selection and removal of the head of our internal audit function, the activities and organizational structure of the internal audit function and the results of internal audit activities;

•	reviewing and approving the internal audit charter at least annually and the annual internal audit plan and budget;

•	meeting to review our annual audited financial statements, our quarterly financial statements and our financial press releases with management and the independent auditors, including reviewing our disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our annual and quarterly reports filed with the SEC;

•	reviewing, overseeing and approving transactions between our company and any related persons;

•	conferring with management, the internal audit function and the independent auditors regarding the scope, adequacy and effectiveness of our internal control over financial reporting;

•	reviewing with management, the internal audit function and the independent auditors, as appropriate, major financial risk exposures, including reviewing, evaluating and approving our hedging and other financial risk management strategies, and the steps taken by management to monitor and control these exposures; and

•	establishing procedures, when and as required under applicable laws and rules, for the receipt, retention and treatment of any complaints received by our company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

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Corporate Governance and Board Matters (continued)

The audit committee is currently composed of three directors: Mr. Gray, Ms. McSharry and Mr. O’Keefe. Mr. Gray currently serves as chairperson of the audit committee. Our board of directors has determined that each of Mr. Gray, Ms. McSharry and Mr. O’Keefe meets the independence requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and the NASDAQ listing standards with respect to audit committee members. Our board of directors has also determined that each of Mr. Gray, Ms. McSharry and Mr. O’Keefe is an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K. In making this determination, our board of directors considered the overall knowledge, experience and familiarity of each of Mr. Gray, Ms. McSharry and Mr. O’Keefe with accounting matters and in analyzing and evaluating financial statements, and, in the case of Mr. O’Keefe, managing private equity investments.

The audit committee met four times during 2015 and did not act by written consent during the year.

Report of the Audit Committee of the Board of Directors(1)

The audit committee has reviewed and discussed the company’s audited financial statements for the fiscal year ended December 31, 2015 with management of the company. The audit committee has discussed with KPMG, Dublin, the independent registered public accounting firm that audited the company’s financial statements for the fiscal year ended December 31, 2015, the matters required to be discussed by Accounting Standard No. 16 “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board, or the PCAOB, in Release No. 2012-004. The audit committee has also received the written disclosures and the letter from KPMG, Dublin required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with KPMG, Dublin that firm’s independence. Based on the foregoing, the audit committee recommended to the board of directors that the audited financial statements be included in the company’s annual report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2015.

Respectfully submitted,

The Audit Committee of the Board of Directors

Mr. Peter Gray (Chairperson)

Ms. Heather Ann McSharry

Mr. Kenneth W. O’Keefe

(1)	The material under the heading “Report of the Audit Committee of the Board of Directors” in this proxy statement is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

The compensation committee of the board of directors oversees, reviews and approves our compensation policies, plans and programs, determines or approves, as appropriate, the compensation to be paid to our executive officers and directors, and prepares and reviews the compensation committee report included in our annual proxy statement. Specific responsibilities and authority of our compensation committee include:

•	reviewing, modifying (as needed) and approving overall compensation strategy and policies;

•	recommending to our board of directors for determination and approval the compensation and other terms of employment of our Chief Executive Officer and evaluating our Chief Executive Officer’s performance in light of relevant goals and objectives;

•	reviewing and approving the goals and objectives of our other executive officers and determining and approving the compensation and other terms of employment of these executive officers, as appropriate;

•	reviewing and recommending to our board of directors the type and amount of compensation to be paid or awarded to the members of our board of directors;

•	having the full power and authority of our board of directors regarding the adoption, amendment and termination of our compensation plans and programs and administering these plans and programs;

•	having direct responsibility for appointing, and providing compensation and oversight of the work of, any compensation consultants and other advisors retained by the compensation committee and considering the independence of each such advisor;

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Corporate Governance and Board Matters (continued)

•	periodically reviewing with our Chief Executive Officer the plans for succession to the offices of our executive officers and making recommendations to our board of directors with respect to the selection of appropriate individuals to succeed to these positions; and

•	reviewing and discussing with management our disclosures contained under the caption “Compensation Discussion and Analysis” in our annual proxy statement.

The compensation committee is currently composed of three directors: Mr. Berns, Mr. Enright and Dr. Riedel. Dr. Riedel currently serves as the chairperson of the compensation committee. Each member of the compensation committee meets the independence requirements of the NASDAQ listing standards with respect to compensation committee members. In determining whether Mr. Berns, Mr. Enright and Dr. Riedel are independent within the meaning of the NASDAQ listing standards pertaining to compensation committee membership, our board of directors determined, based on its consideration of factors specifically relevant to determining whether any such director has a relationship to us that is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, that no member of the compensation committee has a relationship that would impair that member’s ability to make independent judgments about compensation of our executive officers.

The compensation committee held six meetings during 2015 and did not act by written consent during the year. The compensation committee also had a number of informal discussions and consultations with one another and with Mr. Cozadd.

Compensation Committee Processes and Procedures

Typically, the compensation committee meets five times per year, generally around the time of our regularly scheduled board meetings, with an additional meeting to approve the “Compensation Discussion and Analysis” included in this proxy statement and related matters. The agenda for each compensation committee meeting is usually developed by members of our human resources department and Chief Executive Officer, with input from members of our legal department, and is reviewed with the chairperson of the compensation committee. From time to time, various other members of management and other employees as well as outside advisors or consultants may be invited by the compensation committee to make presentations, provide financial or other background information or advice or otherwise participate in the compensation committee meetings. Mr. Cozadd may not participate in, or be present during, any deliberations or determinations of the compensation committee regarding his compensation. The charter of the compensation committee grants the compensation committee full access to all books, records, facilities and personnel of the company, as well as authority to obtain, at our expense, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and consultants and other external resources that the compensation committee considers necessary or appropriate in the performance of its duties. In particular, the compensation committee has the authority, in its sole discretion, to retain or obtain, at the expense of the company, compensation consultants to assist in its evaluation of executive compensation, and is directly responsible for the appointment, compensation and oversight of the work of its compensation consultants. The compensation committee has engaged Radford, an Aon Hewitt company, or Radford, which is a subsidiary of Aon plc, or Aon, as its independent compensation consultant to provide the compensation committee with peer company and industry compensation data and advice regarding executive officers’ compensation, including base salaries, performance-based bonuses and long-term equity compensation, and similar advice regarding director compensation.

The charter of the compensation committee provides that the compensation committee may delegate any responsibility or authority of the compensation committee under its charter to the chairperson of the committee or to one or more committee members, including subcommittees, except to the extent inconsistent with any applicable laws and rules, including the NASDAQ listing standards. Our compensation committee does not, however, delegate any of its functions to others in determining or recommending executive or director compensation.

For additional information regarding our processes and procedures for the consideration and determination of executive compensation, including the role of Radford in determining and recommending executive compensation, the aggregate cost of Radford’s executive and director compensation consulting services during 2015 and the aggregate cost of other services provided in 2015 by Radford and other affiliates of Aon, see the section of this proxy statement entitled “Executive Compensation—Compensation Discussion and Analysis—Independent Compensation Consultant.” With respect to director compensation matters, our compensation committee recommends to our board of directors and our board of directors determines and sets non-employee director compensation. Our compensation arrangements for our non-employee directors are described under the section of this proxy statement entitled “Director Compensation.”

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Corporate Governance and Board Matters (continued)

Compensation Committee Interlocks and Insider Participation

During 2015 our compensation committee was composed of three directors: Messrs. Berns and Enright, and Dr. Riedel. None of the members of our compensation committee during 2015 has at any time been our officer or employee. None of our executive officers serve, or in the past fiscal year has served, as a member of the board of directors or the compensation committee of any entity that has one or more of its executive officers serving on our board of directors or compensation committee.

Compensation Committee Report(1)

The compensation committee has reviewed and discussed with management the Compensation Discussion and Analysis contained herein. Based on this review and discussion, the compensation committee has recommended to the board of directors that the Compensation Discussion and Analysis be included in our proxy statement for the 2016 annual general meeting of shareholders and be included in the Annual Report on Form 10-K we filed with the SEC for the fiscal year ended December 31, 2015.

Respectfully submitted,

The Compensation Committee of the Board of Directors

Dr. Norbert G. Riedel, Ph.D. (Chair)

Mr. Paul L. Berns

Mr. Patrick G. Enright

(1)	The material under the heading “Compensation Committee Report” in this proxy statement is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee of our board of directors is responsible for, among other things:

•	overseeing all aspects of our corporate governance functions on behalf of our board of directors;

•	making recommendations to our board of directors regarding corporate governance issues;

•	identifying, reviewing and evaluating candidates to serve on our board of directors, and reviewing and evaluating incumbent directors;

•	reviewing, evaluating and considering the recommendation for nomination of incumbent members for reelection to our board of directors and monitoring the size of our board;

•	recommending director candidates to our board of directors;

•	overseeing on behalf of our board of directors the company’s compliance with applicable laws and regulations, other than the financial compliance issues overseen by the audit committee;

•	overseeing on behalf of our board of directors the company’s risk management matters, other than with respect to risks related to the company’s financial position or compensation policies overseen by the audit committee and compensation committee, respectively;

•	evaluating director nominations and proposals by our shareholders and establishing policies, requirements, criteria and procedures in furtherance of the foregoing; and

•	reviewing, discussing and assessing the performance of our board of directors, including committees of our board of directors, seeking input from senior management, our full board of directors and others.

The nominating and corporate governance committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age, and the highest personal integrity and ethics. The nominating and corporate governance committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to our affairs, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of our shareholders. However, the nominating and corporate governance committee retains the right to modify these qualifications from time to time. Members of the nominating and corporate governance committee obtain recommendations for potential directors from

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Corporate Governance and Board Matters (continued)

their and other board members’ contacts in our industry, and we or the nominating and corporate governance committee have in the past and may from time to time again in the future engage a search firm to assist in identifying potential directors. For example, in 2012, the company, at the direction of the nominating and corporate governance committee, engaged a search firm (as it had done in prior years) to conduct a search on our behalf for an audit committee financial expert with extensive Irish public limited company board experience and financial expertise gained as a chief financial officer of a public company, an audit partner at a major public accounting firm or a senior executive with responsibility for a division or corporation, in addition to experience in the healthcare or healthcare products industries. The company additionally charged the search firm with being mindful of the gender diversity of our board of directors in conducting this search. In 2013, the search firm identified and recommended Mr. Gray and Ms. McSharry as director candidates with extensive relevant experience.

Candidates for director nominees are reviewed in the context of the then current composition of the board of directors, the operating requirements of the company and the long-term interests of shareholders. In this regard, we examine the experience and expertise of our board as a whole to ensure alignment between the abilities and contributions of our board and our strategic priorities and long-range plan, emphasizing, among other things, expertise in global and U.S. sales and marketing and product development, in financial management and in corporate development transactions. While we do not have a formal policy on board diversity, the nominating and corporate governance committee takes into account a broad range of diversity considerations when assessing director candidates, including individual backgrounds, skill sets, professional experience and other factors, which include gender and residency in and outside of the United States and Ireland, that contribute to our board of directors having an appropriate range of expertise, talents, experiences and viewpoints, while recognizing that our business and operations are diverse and global in nature. The nominating and corporate governance committee evaluates those diversity considerations, in view of the needs of the board of directors as a whole, when making decisions on director nominations. Our board of directors has two female directors and four European directors, including three Irish directors. In the case of incumbent directors whose terms of office are set to expire, the nominating and corporate governance committee reviews these directors’ overall service to the company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence, as well as the results of the board of directors’ self-evaluation, which is generally conducted annually, to determine whether to recommend them to the board of directors for nomination for a new term. In the case of new director candidates, the nominating and corporate governance committee also determines whether the nominee is “independent” based upon applicable NASDAQ listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The nominating and corporate governance committee conducts appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the board of directors. The nominating and corporate governance committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the board of directors.

The nominating and corporate governance committee, to date, has not adopted a formal policy with regard to the consideration of director candidates recommended by shareholders and will consider director candidates recommended by shareholders on a case-by-case basis, as appropriate. Shareholders wishing to recommend individuals for consideration by the nominating and corporate governance committee may do so by delivering a written recommendation to our Company Secretary at Fourth Floor, Connaught House, One Burlington Road, Dublin 4, Ireland with the candidate’s name, biographical data and qualifications and a document indicating the candidate’s willingness to serve if elected. The nominating and corporate governance committee does not intend to alter the manner in which it evaluates candidates based on whether the candidate was recommended by a shareholder or not.

To date, the nominating and corporate governance committee has not received any such nominations nor has it rejected a director nominee from a shareholder or shareholders.

Our nominating and corporate governance committee is composed of four directors: Ms. McSharry, Mr. Schnee, Dr. Sohn and Mr. Winningham. Dr. Sohn is currently chairperson of the nominating and corporate governance committee. Each member of the nominating and corporate governance committee meets the independence requirements of the NASDAQ listing standards.

The nominating and corporate governance committee met four times during 2015 and did not act by written consent during the year.

Other Corporate Governance Matters

Corporate Governance Guidelines.  As a part of our board of directors’ commitment to enhancing shareholder value over the long term, our board of directors has adopted a set of Corporate Governance Guidelines to provide the framework for the governance of our company and to assist our board of directors in the exercise of its responsibilities. Our Corporate Governance Guidelines cover, among other topics, board composition, structure and functioning, director qualifications and board membership criteria, director independence, board and

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Corporate Governance and Board Matters (continued)

board committee annual self-evaluations, committees of the board, board access to management and outside advisors, board share ownership guidelines, and director orientation and education. Our Corporation Governance Guidelines are available on our website at www.jazzpharmaceuticals.com under the section entitled “About” under “Board of Directors.”

Anti-Hedging/Pledging Policy.  Our insider trading policy prohibits directors, executive officers and other employees from engaging in speculative trading activities, including hedging transactions or other inherently speculative transactions with respect to our securities. Our insider trading policy also prohibits directors, executive officers and other employees from pledging our securities as collateral for any loans.

Share Ownership Guidelines for Directors and Executive Officers.  We maintain share ownership guidelines for our non-employee directors, Chief Executive Officer and certain other employees who serve on our executive committee. More information about our share ownership guidelines can be found under the section of this proxy statement entitled “Executive Compensation—Compensation Discussion and Analysis—Executive Compensation Program—Ownership Guidelines for Directors and Executive Officers.”

Shareholder Ability to Call Extraordinary Meetings.  Irish law provides that shareholders holding 10% or more of the total voting rights may at any time request that the directors call an extraordinary general meeting (i.e., special meeting). The shareholders who wish to request an extraordinary general meeting must deliver to our principal executive office a written notice, signed by the shareholders requesting the meeting and stating the purposes of the meeting. If the directors do not, within 21 days of the date of delivery of the request, proceed to convene a meeting to be held within two months of that date, those shareholders (or any of them representing more than half of the total voting rights of all of them) may themselves convene a meeting within a specified period, but any meeting so convened cannot be held after the expiration of three months from the date of delivery of the request.

Code of Conduct.  Our Code of Conduct applies to all of our employees, directors and officers, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and those of our subsidiaries. The Code of Conduct is available on our website at www.jazzpharmaceuticals.com under the section entitled “About” under “Corporate Ethics.” We intend to satisfy the disclosure requirements under Item 5.05 of SEC Form 8-K regarding an amendment to, or waiver from, a provision of our Code of Conduct by posting such information on our website at the website address and location specified above.

Shareholder Communications with the Board of Directors.  To date, we have not adopted a formal process related to shareholder communications with the board of directors. Nevertheless, every effort has been made to ensure that the views of shareholders are heard by the board of directors or individual directors, as applicable, and that appropriate responses are provided to shareholders in a timely manner. We believe that our responsiveness to shareholder communications to the board of directors has been excellent. As a result, the board of directors believes that there has not been a need to adopt a formal process for shareholder communications with the board. Shareholders interested in communicating with the board of directors or a particular director (including our Chairman or our Lead Independent Director) may do so by sending written communication to: Jazz Pharmaceuticals plc, Attention: Company Secretary, Fourth Floor, Connaught House, One Burlington Road, Dublin 4 Ireland.

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2016 NOTICE OF MEETING AND PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our ordinary shares as of May 18, 2016 (except as noted) by: (i) each director; (ii) each of the executive officers named in the Summary Compensation Table under “Executive Compensation” below (referred to throughout this proxy statement as our “named executive officers”); (iii) all of our executive officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our ordinary shares.

	Beneficial Ownership (2)
Name and Address of Beneficial Owner (1)	Number of Shares	Percentage of Total
Five percent shareholders:
Putnam Investments, LLC (3)	10,478,439	17.3%
One Post Office Square
Boston, MA 02109

FMR LLC (4)	9,182,824	15.2%
245 Summer Street
Boston, MA 02210

The Vanguard Group (5)	4,114,013	6.8%
100 Vanguard Blvd.
Malvern, PA 19355

BlackRock, Inc. (6)	4,003,446	6.6%
55 East 52nd Street
New York, NY 10055

Named Executive Officers and Directors:

Bruce C. Cozadd (7)	427,871	*
Matthew P. Young (8)	48,364	*
Russell J. Cox (9)	184,078	*
Suzanne Sawochka Hooper (10)	99,346	*
Karen Smith, M.D., Ph.D. (11)	6,832	*
Paul L. Berns (12)	23,598	*
Patrick G. Enright (13)	245,644	*
Peter Gray (14)	18,794	*
Heather Ann McSharry (15)	18,801	*
Seamus Mulligan (16)	1,116,984	1.9%
Kenneth W. O’Keefe (17)	42,896	*
Norbert G. Riedel, Ph.D. (18)	17,626	*
Elmar Schnee (19)	7,443	*
Catherine A. Sohn, Pharm.D. (20)	23,289	*
Rick E Winningham (21)	29,064	*
All directors and executive officers as a group (19 persons) (22)	2,397,508	3.9%

*	Less than 1%.

(1)	Unless otherwise provided in the table above or in the notes below, the address for each of the beneficial owners listed is c/o Fourth Floor, Connaught House, One Burlington Road, Dublin 4, Ireland.

(2)	Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the shareholders named in this table has sole voting and investment power with respect to the ordinary shares indicated as beneficially owned. Applicable percentages are based on 60,419,676 ordinary shares outstanding on May 18, 2016. The number of shares beneficially owned includes ordinary shares issuable pursuant to the exercise of stock options that are exercisable and shares credited to individual non-employee director phantom stock accounts under our Amended and Restated Directors Deferred Compensation Plan, or the Directors Deferred Plan, as of May 18, 2016. As of May 18, 2016, none of our directors or executive officers held RSUs that would vest within 60 days of May 18, 2016. Amounts credited to individual non-employee director phantom stock accounts under our Directors Deferred Plan are payable solely in our ordinary shares, but such shares do not have current voting or investment power. Shares issuable pursuant to the exercise of stock options that are exercisable within 60 days of May 18, 2016 and shares issuable pursuant to our Directors Deferred Plan are deemed to be outstanding and beneficially owned by the person to whom such shares are issuable for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

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Security Ownership of Certain Beneficial Owners and Management (continued)

(3)	This information is based on a Schedule 13G/A filed with the SEC on February 16, 2016 by Putnam Investments, LLC d/b/a Putnam Investments, or Putnam, on behalf of itself and on behalf of Putnam Investment Management, LLC, or PIM, The Putnam Advisory Company, LLC, or PAC, and Putnam Capital Spectrum Fund, or PCSF. According to the Schedule 13G/A, as of December 31, 2015, Putnam had sole power to vote or direct the vote of 131,319 ordinary shares and sole power to dispose or the direct the disposition of 10,478,439 ordinary shares. Of these shares, PIM, a wholly-owned subsidiary of Putnam, is the beneficial owner of 10,323,334 ordinary shares, with sole power to vote or direct the vote of 3,109 ordinary shares and sole power to dispose or direct the disposition of 10,323,334 ordinary shares in its capacity as investment adviser to the Putnam family of mutual funds; and PAC, a wholly owned subsidiary of Putnam, is the beneficial owner of 155,106 ordinary shares, with sole power to vote or direct the vote of 128,210 ordinary shares and sole power to dispose or direct the disposition of 155,106 ordinary shares in its capacity as investment adviser to Putnam’s institutional clients. As part of the Putnam family of funds, and the 10,323,334 shares beneficially owned by PIM, PCSF is the beneficial owner of, and has sole power to vote or direct the vote of, and sole power to dispose or direct the disposition of, 6,174,984 shares. The Schedule 13G/A provides information only as of December 31, 2015 and, consequently, the beneficial ownership of the above-mentioned entities may have changed between December 31, 2015 and May 18, 2016. In this regard, we received notifications made pursuant to Section 1048 of the 2014 Act, or Section 1048 Notifications, from Putnam indicating a change in interest in our shares, as required by Irish law. The Section 1048 Notifications disclose that Putnam disposed of an aggregate of 299,572 ordinary shares in May 2016. The Section 1048 Notifications also disclose that Putnam (or related entities) is a holder of our 1.875% exchangeable senior notes due 2021. Because the “interest” in our ordinary shares disclosed pursuant to the Section 1048 Notifications under Irish law is not necessarily the same as “beneficial ownership” as defined under the rules of the SEC, the table above does not reflect the interests and dispositions disclosed in the Section 1048 Notifications.

(4)	This information is based on a Schedule 13G/A filed with the SEC on February 12, 2016 by FMR LLC, or FMR, and Abigail P. Johnson. According to the Schedule 13G/A, as of December 31, 2015, FMR had sole power to vote or direct the vote of 525,840 ordinary shares and the sole power to dispose or direct the disposition of 9,182,824 ordinary shares, and Ms. Johnson has the sole power to dispose or direct the disposition of 9,182,824 ordinary shares. The Schedule 13G/A indicates that FMR is acting as a parent holding company or control person for a number of its relevant entities that beneficially owned the ordinary shares being reported, including FMR Co., Inc., an investment adviser reported as beneficially owning 5% or more of our ordinary shares. In addition, Ms. Johnson is a Director, the Vice Chairman, the Chief Executive Officer and the President of FMR. Ms. Johnson and members of her family are the predominant owners, directly or through trusts, of Series B voting common shares of FMR, representing 49% of the voting power of FMR. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, or Investment Company Act, to form a controlling group with respect to FMR. Neither FMR nor Ms. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act, or the Fidelity Funds, advised by Fidelity Management & Research Company, or FMRC, a wholly owned subsidiary of FMR, which power resides with the Fidelity Funds’ Boards of Trustees. FMRC carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees. The Schedule 13G/A provides information only as of December 31, 2015 and, consequently, the beneficial ownership of the above-mentioned persons and entities may have changed between December 31, 2015 and May 18, 2016.

(5)	This information is based on a Schedule 13G/A filed with the SEC on February 10, 2016 by The Vanguard Group, or Vanguard. According to the Schedule 13G/A, as of December 31, 2015, Vanguard had sole power to vote or direct the vote of 59,533 ordinary shares, shared power to vote or direct the vote of 5,900 ordinary shares, sole power to dispose or direct the disposition of 4,046,580 ordinary shares, and shared power to dispose or direct the disposition of 67,433 shares. The Schedule 13G/A also indicates that Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of Vanguard, is the beneficial owner of 41,533 ordinary shares as a result of its serving as investment manager of collective trust accounts, and Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of Vanguard, is the beneficial owner of 43,900 ordinary shares as a result of its serving as investment manager of Australian investment offerings. The Schedule 13G/A provides information only as of December 31, 2015 and, consequently, the beneficial ownership of the above-mentioned entities may have changed between December 31, 2015 and May 18, 2016.

(6)	This information is based on a Schedule 13G/A filed with the SEC on February 10, 2016 by BlackRock, Inc., or BlackRock. According to the Schedule 13G/A, as of December 31, 2015, BlackRock had sole power to vote or direct the vote of 3,639,914 ordinary shares and sole power to dispose or direct the disposition of 4,003,446 ordinary shares. The Schedule 13G/A also identifies certain subsidiaries that acquired the ordinary shares being reported by BlackRock as parent holding company or control person, none of which individually are reported as beneficially owning 5% or more of our ordinary shares. The Schedule 13G/A provides information only as of December 31, 2015 and, consequently, the beneficial ownership of the above-mentioned entities may have changed between December 31, 2015 and May 18, 2016.

(7)	Includes 220,994 ordinary shares Mr. Cozadd has the right to acquire pursuant to options exercisable within 60 days of May 18, 2016.

(8)	Includes 37,685 ordinary shares Mr. Young has the right to acquire pursuant to options exercisable within 60 days of May 18, 2016.

(9)	Includes 161,176 ordinary shares Mr. Cox has the right to acquire pursuant to options exercisable within 60 days of May 18, 2016.

(10)	Includes 90,711 ordinary shares Ms. Hooper has the right to acquire pursuant to options exercisable within 60 days of May 18, 2016.

(11)	Includes 5,555 ordinary shares Dr. Smith has the right to acquire pursuant to options exercisable within 60 days of May 18, 2016.

(12)	Includes 4,691 ordinary shares issuable to Mr. Berns pursuant to our Directors Deferred Plan as of May 18, 2016 and 15,715 ordinary shares Mr. Berns has the right to acquire pursuant to options exercisable within 60 days of May 18, 2016.

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Security Ownership of Certain Beneficial Owners and Management (continued)

(13)	Includes 9,929 ordinary shares issuable to Mr. Enright pursuant to our Directors Deferred Plan as of May 18, 2016 and 15,715 ordinary shares Mr. Enright has the right to acquire pursuant to options exercisable within 60 days of May 18, 2016. Also includes 215,677 ordinary shares held by Longitude Venture Partners, L.P. and 4,323 ordinary shares held by Longitude Capital Associates, L.P. The funds named in this footnote (13) are sometimes referred to in this footnote as the Longitude Funds. Each of Mr. Enright and Juliet Tammenoms Bakker is a managing member of Longitude Capital Partners, LLC, which is the general partner of each of the Longitude Funds, and may be deemed to have shared voting and dispositive power with respect to the ordinary shares held by or issuable to the Longitude Funds. Each of Mr. Enright and Ms. Bakker disclaims beneficial ownership of all such ordinary shares except to the extent of such person’s proportionate pecuniary interest therein.

(14)	Includes 14,715 ordinary shares Mr. Gray has the right to acquire pursuant to options exercisable within 60 days of May 18, 2016.

(15)	Includes 14,715 ordinary shares Ms. McSharry has the right to acquire pursuant to options exercisable within 60 days of May 18, 2016.

(16)	Includes 15,715 ordinary shares Mr. Mulligan has the right to acquire pursuant to options exercisable within 60 days of May 18, 2016.

(17)	Includes 22,249 ordinary shares issuable to Mr. O’Keefe pursuant to our Directors Deferred Plan as of May 18, 2016 and 11,215 ordinary shares Mr. O’Keefe has the right to acquire pursuant to options exercisable within 60 days of May 18, 2016.

(18)	Includes 14,715 ordinary shares Dr. Riedel has the right to acquire pursuant to options exercisable within 60 days of May 18, 2016.

(19)	Includes 6,609 ordinary shares Mr. Schnee has the right to acquire pursuant to options exercisable within 60 days of May 18, 2016.

(20)	Includes 19,215 ordinary shares Dr. Sohn has the right to acquire pursuant to options exercisable within 60 days of May 18, 2016.

(21)	Includes 15,715 ordinary shares Mr. Winningham has the right to acquire pursuant to options exercisable within 60 days of May 18, 2016.

(22)	Includes 220,000 ordinary shares held by entities affiliated with certain of our non-employee directors, 731,056 ordinary shares that our executive officers and non-employee directors have the right to acquire pursuant to options exercisable within 60 days of May 18, 2016 and 36,869 ordinary shares issuable to non-employee directors pursuant to our Directors Deferred Plan as of May 18, 2016. See footnotes (7) through (21) above.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our ordinary shares and other equity securities. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2015, we believe that all Section 16(a) filing requirements applicable to our executive officers, directors and greater than ten percent beneficial owners were complied with.

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EXECUTIVE OFFICERS

The following table provides information regarding our executive officers as of June 1, 2016.

Name	Age	Position
Bruce C. Cozadd	52	Chairman and Chief Executive Officer

Russell J. Cox	53	Executive Vice President and Chief Operating Officer

Suzanne Sawochka Hooper	50	Executive Vice President and General Counsel

Matthew P. Young	47	Executive Vice President and Chief Financial Officer

Iain McGill	44	Senior Vice President, Jazz Pharmaceuticals Europe and Rest of World

Michael P. Miller	59	Senior Vice President, U.S. Commercial

Karen Smith, M.D., Ph.D.	48	Global Head of Research & Development and Chief Medical Officer

Paul Treacy	55	Senior Vice President, Technical Operations

Karen J. Wilson	53	Senior Vice President, Finance and Principal Accounting Officer

Bruce C. Cozadd. Biographical information regarding Mr. Cozadd is set forth below under “Proposal 1—Election of Directors—Class III Directors Continuing in Office Until the 2017 Annual General Meeting.”

Russell J. Cox was appointed our Executive Vice President and Chief Operating Officer as of May 2014 and served as our Executive Vice President and Chief Commercial Officer from March 2012 until May 2014 and our Senior Vice President, Sales and Marketing from the closing of the Azur Merger in January 2012 until March 2012. Prior to the closing of the Azur Merger, he served in a variety of senior management roles since joining Jazz Pharmaceuticals, Inc. in 2010. From January 2009 to January 2010, he was Senior Vice President and Chief Commercial Officer of Ipsen Group, a pharmaceutical company, and from 2007 until December 2008, he was Vice President of Marketing at Tercica, Inc. (acquired by Ipsen Group), a biotechnology company. From 2003 to 2007, he was with Scios Inc. (acquired by Johnson & Johnson in 2003), where he also held the role of Vice President, Marketing. Prior to 2003, Mr. Cox was with Genentech, Inc. for 12 years, where he was a Product Team Leader responsible for the Growth Hormone franchise and led numerous product launches as a Group Product Manager. In 2015, Mr. Cox joined the board of directors of Aeglea BioTherapeutics, Inc., a biotechnology company. Mr. Cox received a B.S. in Biomedical Science from Texas A&M University.

Suzanne Sawochka Hooper was appointed our Executive Vice President and General Counsel as of March 2012. From 1999 through early 2012, she was a partner in the law firm Cooley LLP. Ms. Hooper served for several years as a member of Cooley’s Management Committee and as Vice Chair of the firm’s Business Department. While at Cooley, Ms. Hooper practiced corporate and securities law, primarily with companies and investors in the life sciences industry. Ms. Hooper received a J.D. from the University of California, Berkeley, Boalt Hall School of Law and a B.A. in Political Science from the University of California, Santa Barbara. Ms. Hooper is a member of the State Bar of California.

Matthew P. Young was appointed our Executive Vice President and Chief Financial Officer as of February 2015 and previously served as our Senior Vice President and Chief Financial Officer since March 2014 and as our Senior Vice President, Corporate Development since April 2013. Prior to joining us, Mr. Young worked in investment banking for approximately 20 years. From February 2009 to April 2013, Mr. Young served as a managing director in global healthcare of Barclays Capital Inc., an investment banking firm, where his role included acting as the co-head of life sciences at Barclays Capital. From 2007 to 2008, Mr. Young served as a managing director of Citigroup Global Markets Inc., an investment banking firm, and from 2003 to 2007, as a managing director of Lehman Brothers Inc., an investment banking firm. From 1992 to 2003, Mr. Young served in various capacities at other investment banking firms. In 2015, he joined the board of directors of PRA Health Sciences, Inc., a contract research company. He is also a member of the board of directors and chairman of the audit committee of CytomX Therapeutics, Inc., a biopharmaceutical company. Mr. Young received a B.S. in Economics and an M.B.A. from the Wharton School of the University of Pennsylvania.

Iain McGill was appointed our Senior Vice President, Jazz Pharmaceuticals Europe and Rest of World as of March 2015. He served as Head of EUSA International and Senior Vice President, Jazz Pharmaceuticals from March 2014 to March 2015 and our Chief Commercial Officer, EUSA Pharma, from June 2012, when he joined Jazz Pharmaceuticals in connection with the EUSA Acquisition. From October 2011 until he joined Jazz Pharmaceuticals, Mr. McGill served as Chief Commercial Officer at EUSA Pharma (Europe) Ltd., where he previously served from August 2010 to September 2011 as President Europe, International & Global Marketing and from January 2010 to

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Executive Officers (continued)

July 2010 as President of Europe. From 2006 to 2009, Mr. McGill served as Vice President and Global Business Manager at Wyeth, a pharmaceutical company acquired by Pfizer Inc. Mr. McGill began his pharmaceutical career in sales and over 20 years held various positions in sales management, market research, marketing, business development and general management at Syntex Corporation (acquired by Roche Holding Ltd.), Roche Holding Ltd. and Novartis AG. Mr. McGill received a B.Sc. in Biochemistry from the University of London.

Michael P. Miller was appointed our Senior Vice President, U.S. Commercial as of April 2014. From April 2010 to January 2014, Mr. Miller was Senior Vice President and Chief Commercial Officer of Vivus, Inc., a biopharmaceutical company. From February 2006 to April 2010, Mr. Miller served as Vice President, Sales and Marketing, leading the HER Family Oncology Franchise, of Genentech, Inc., a biotechnology company and wholly owned subsidiary of Roche Holding Ltd. From January 2003 to December 2005, Mr. Miller served as the Senior Vice President, Chief Commercial Officer of Connetics Corporation, a specialty pharmaceutical company acquired by Stiefel Laboratories, Inc. Previously, from 1997 to 2001, he served as Vice President of the Urology Business Unit of ALZA Corporation, a pharmaceutical company acquired by Johnson & Johnson. Prior to 1997, Mr. Miller served 13 years in various sales and marketing positions at Syntex Corporation, a pharmaceutical company acquired by Roche Holding Ltd. Mr. Miller received a B.S. in Business Administration and Finance from the University of San Francisco and an M.B.A. in Information and Computer Systems from San Francisco State University.

Karen Smith, M.D., Ph.D., was appointed our Global Head of Research and Development and Chief Medical Officer as of April 2015. From January 2011 to March 2015, she was Senior Vice President, Global Medical Affairs and Global Therapeutic Area Head (Dermatology) for Allergan, Inc., a multi-specialty health care company. From October 2007 to December 2010, Dr. Smith served initially as Vice President, External Medical Relations and then Vice President, Global Development at AstraZeneca LP, a global innovation-driven biopharmaceutical company. From 2002 to 2007, Dr. Smith held a variety of management and medical roles with Bristol-Myers Squibb Company—a global biopharmaceutical company—in Australia, Canada, and the United States, most recently as the Head of U.S. Clinical Operations. In 2001, Dr. Smith was the Chief Executive Officer of Boron Molecular, a specialist fine chemicals manufacturing company. Dr. Smith is also a member of the board of directors of Forward Pharma A/S, a biotechnology company, and serves on the Women’s Advisory Board for Ironman Corporation. Dr. Smith holds a B.A.Sc. and a B.Sc. from the Curtin University of Technology, a M.D. from the University of Warwick, a Ph.D. in oncology molecular genetics from the University of Western Australia, an M.B.A. from the University of New England (Australia) and a L.L.M. in medical law from the University of Salford.

Paul Treacy was appointed our Senior Vice President, Technical Operations in July 2014. From April 2010 to May 2013, he was Head of CMC, Supply Chain and Manufacturing at Janssen Alzheimer Immunotherapy Research & Development, LLC, a biotechnology company and a subsidiary of Johnson & Johnson. From August 2005 to April 2010, he served as General Manager of Janssen Biologics Ireland, a biopharmaceutical company and a subsidiary of Johnson & Johnson. From August 2002 to August 2005, Mr. Treacy was Vice President, Manufacturing Operations at Centocor Inc., a subsidiary of Johnson & Johnson, and from February 1999 to August 2002, he served as Executive Director, Operations, at Centocor BV. Mr. Treacy received a B.S. and a M.S. in Microbiology and a Higher Diploma in Computer Science from University College Cork and a Higher Diploma in Pharmaceutical Manufacturing Technology from Trinity College Dublin.

Karen J. Wilson was appointed our Senior Vice President, Finance and Principal Accounting Officer as of February 2013 and served as our Vice President, Finance and Principal Accounting Officer from the closing of the Azur Merger in January 2012 until February 2013. Prior to the Azur Merger, she served as Jazz Pharmaceuticals, Inc.’s Vice President, Finance since February 2011 and was appointed Principal Accounting Officer in March 2011. From 2009 to January 2011, Ms. Wilson served as Vice President of Finance and Principal Accounting Officer at PDL BioPharma, Inc., a biotechnology company. From 2005 to 2009, she served as a principal at the consulting firm Wilson Crisler LLC. Previously, from 2001 to 2004, she was Chief Financial Officer of ViroLogic, Inc., a biosciences company. Prior to joining ViroLogic, Ms. Wilson served as Chief Financial Officer and Vice President of Operations for Novare Surgical Systems, Inc. from 1999 to 2001. Prior to 1999, Ms. Wilson worked for Deloitte & Touche LLP for ten years, serving clients in both the medical and technology fields. Ms. Wilson is a Certified Public Accountant in the State of California and received a B.S. in Business from the University of California, Berkeley.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following Compensation Discussion and Analysis describes the material elements of compensation for the individuals who served as our principal executive officer, principal financial officer and three other most highly compensated executive officers as of December 31, 2015: Bruce C. Cozadd, Chairman and Chief Executive Officer; Matthew P. Young, Executive Vice President and Chief Financial Officer; Russell J. Cox, Executive Vice President and Chief Operating Officer; Suzanne Sawochka Hooper, Executive Vice President and General Counsel; and Karen Smith, M.D., Ph.D., Global Head of Research and Development and Chief Medical Officer. These five individuals are our named executive officers for 2015.

Executive Summary

The compensation committee of our board of directors believes that our executive compensation program is appropriately designed and reasonable in light of the executive compensation programs of our peer group companies and in line with our business strategy and priorities. The compensation committee also believes that our executive compensation program is responsible, in that it encourages executive officers to work for meaningful shareholder returns consistent with our pay-for-performance philosophy, without incentivizing our executive officers to make decisions that cause us to assume excessive risks.

In 2015, we delivered solid growth on the top- and bottom-line while increasing investment in new growth opportunities for our current products and our research and development pipeline. The highlights of our performance during the year included:

•	We continued to achieve solid revenue growth, primarily from sales of Xyrem® (sodium oxybate) oral solution.

¡	Total revenues were $1,324.8 million in 2015, representing an increase of 13% over total revenues of $1,172.9 million in 2014.

¡	Net sales of Xyrem were $955.2 million in 2015, representing an increase of 23% over net sales of $778.6 million in 2014.

¡	GAAP net income attributable to Jazz Pharmaceuticals plc was $329.5 million in 2015, compared to $58.4 million in 2014.[1]

¡	Adjusted net income attributable to Jazz Pharmaceuticals plc for 2015 was $600.1 million, representing an increase of 15% over adjusted net income attributable to Jazz Pharmaceuticals plc of $520.5 million in 2014.[2]

•	In late August 2015, we implemented the final Xyrem risk evaluation and mitigation strategy, which was approved by the FDA in February 2015.

•	In September 2015, the FDA accepted for filing with priority review our NDA for Defitelio® (defibrotide sodium), which was approved in March 2016 for the treatment of adult and pediatric patients with VOD, also known as SOS, with renal or pulmonary dysfunction following hematopoietic stem cell transplantation therapy.

•	In 2015, we continued to invest in additional research and development activities, which include clinical development of new product candidates, activities related to line extensions and new indications for existing products and the generation of additional clinical data for existing products, all in our sleep and hematology/oncology therapeutic areas.

¡	In the second quarter of 2015, we initiated patient enrollment in our Phase 3 clinical program for JZP-110, a late-stage investigational compound being developed for potential treatment of EDS in patients with narcolepsy and EDS in patients with obstructive sleep apnea.

¡	We continued to conduct our Phase 3 clinical trial to assess the safety and efficacy of Xyrem in children and adolescents aged seven to 17 who have narcolepsy with cataplexy.

¡	We enhanced our research and development capabilities by adding Dr. Karen Smith to our team in April 2015 as our Global Head of Research and Development and Chief Medical Officer. Dr. Smith brings more than 20 years of experience in the industry, and a track record of success in global development, medical affairs and lifecycle management.

1 GAAP net income attributable to Jazz Pharmaceuticals plc for 2014 included payment by us of a total of $202.6 million in upfront and milestone payments, primarily for the acquisition of rights to JZP-110 and to defibrotide in the Americas.

2 Adjusted net income attributable to Jazz Pharmaceuticals plc, as used in this proxy statement, is a non-GAAP financial measure that excludes certain items from GAAP net income attributable to Jazz Pharmaceuticals plc. For more information on our presentation and calculation of non-GAAP adjusted net income attributable to Jazz Pharmaceuticals plc, and a reconciliation of non-GAAP adjusted net income attributable to Jazz Pharmaceuticals plc to GAAP net income attributable to Jazz Pharmaceuticals plc, see “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Non-GAAP Financial Measures” beginning on page 89 in the 2015 10-K.

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Executive Compensation (continued)

•	In June 2015, we entered into a new credit agreement, which provides for a higher borrowing limit, more favorable interest rates and a longer maturity than our previous credit agreement, which was terminated.

We believe our executive compensation program design provides a balanced approach between rewarding our executive officers for current and long-term performance. Our executive compensation policies in 2015 included the following:

•	The majority of our compensation was linked to performance: for our Chief Executive Officer, 92% of 2015 compensation was performance-based, consisting of at-risk performance bonus and equity awards, as reported in our summary compensation table, and, for our other named executive officers, an average of 83% of 2015 compensation was performance-based.

•	We align our executive officers’ interests with our shareholders’ interests by rewarding our executive officers for both current performance and longer-term performance, with performance measured both by financial performance and milestones for the advancement of our long-term development programs and strategic initiatives.

•	We maintain an executive change in control and severance benefit plan, or the change in control plan, that complies with corporate governance best practices.

¡	The change in control plan is limited to “double-trigger” payments (requiring either termination other than for cause or resignation for good reason in connection with a change in control to trigger payments).

¡	The change in control plan does not provide for any tax gross ups.

•	Our Chief Executive Officer’s performance bonus is based 100% on our company’s overall performance and achievement of our annual corporate objectives, which aligns our Chief Executive Officer’s interests with our shareholders’ interests.

•	We do not provide any executive fringe benefits to our named executive officers, such as car allowances, personal security, financial planning advice or club memberships.

•	We have minimum share ownership guidelines for our board of directors, Chief Executive Officer and certain other employees who serve on our executive committee, including the named executive officers, as described below under the heading “Compensation Discussion and Analysis—Executive Compensation Program—Ownership Guidelines for Directors and Executive Officers.”

Our board of directors and/or compensation committee have also implemented a number of other corporate governance practices that were determined to be in the best interest of our shareholders:

•	We have a Lead Independent Director to help to ensure the effective independent functioning of the board of directors in its oversight responsibilities.

•	Our 2015 advisory say-on-pay vote was approved by over 98% of total votes cast on the advisory proposal. Based on this positive feedback, the board of directors and the compensation committee decided to maintain our current approach to executive compensation for our Chief Executive Officer and other named executive officers.

•	Our compensation committee is composed solely of independent directors.

•	Our compensation committee has engaged an independent compensation consultant that reports directly to the compensation committee, and the compensation committee has the sole authority to direct the work of the consultant.

•	The compensation committee regularly meets in executive session without management present.

•	Our insider trading policy prohibits executive officers from engaging in speculative trading activities, including hedging or pledging their company securities as collateral.

•	The compensation committee conducts an annual assessment of executive compensation, which includes reviewing market and peer company data prepared by the compensation committee’s independent compensation consultant to ensure that we provide competitive compensation packages to attract, retain, reward and incentivize our executive management team to achieve success for us and our shareholders over the longer term.

Overview

Our executive compensation program is designed to help attract talented individuals with relevant experience in the life sciences industry to manage and operate all aspects of our business, to reward those individuals fairly over time, and to retain those individuals who continue to

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Executive Compensation (continued)

meet our high expectations. The goals of our executive compensation program are to align executive officers’ compensation with our business objectives and the interests of our shareholders and to incentivize and reward executive officers for our success. Specifically, we have an executive compensation program that focuses on total rewards, combining short- and long-term components, cash and equity, and fixed and contingent payments, in the proportions that we believe are the most appropriate to incentivize and reward our executive officers for achieving our corporate goals while minimizing incentives for excessive risk taking. We place significant emphasis on pay-for-performance-based incentive compensation programs, so that targeted compensation can be achieved only if performance goals are met and, in the case of our stock option awards, only if our share price appreciates over time. We consider our annual performance bonus awards and equity incentive awards to be “at risk,” or performance-based compensation. Our annual bonus awards are not earned unless pre-determined levels of performance are achieved against annual corporate objectives that are derived from the annual corporate goals approved by our board of directors in advance. Likewise, our stock option awards will not provide realizable value and our RSU awards will not provide increased value unless there is an increase in the value of our shares. We believe that we must provide competitive compensation packages to attract and retain executive officers and to incentivize our executive management team to achieve success for us and our shareholders over the longer term.

As discussed in further detail below, our executive compensation program consists of the following three principal components:

•	Base Salary. Our compensation committee reviews and determines base salary rates for our executive officers each year, which are then generally effective by March 1. Base salary rates are determined, in consultation with the compensation committee’s independent compensation consultant, based on each executive officer’s responsibilities, individual performance and a review of competitive salary and total cash compensation data. In the case of our Chief Executive Officer’s base salary, our board of directors makes the final determination based on the compensation committee’s recommendation.

•	Performance Bonus Awards. We have an annual performance-based incentive bonus plan, or the performance bonus plan, for our employees, including our executive officers, under which bonuses may be paid after the end of each year at the discretion of the compensation committee (and our board of directors in the case of the Chief Executive Officer), based on our performance in meeting designated corporate objectives for the prior year and each individual’s contribution in meeting such corporate objectives.

•	Equity Grants. Our executive officers are eligible to receive equity grants which serve as long-term incentives to ensure that a portion of their total compensation is linked to our long-term success, thereby aligning their incentive compensation with the interests of our shareholders. Our compensation committee reviews and determines equity grants for our executive officers, generally once a year, early in the year, unless an executive officer is hired or promoted. In the case of our Chief Executive Officer’s RSU awards, our board of directors makes the final determination based on the compensation committee’s recommendation.

The compensation committee does not have any formal policies for allocating compensation among salary, performance bonus awards and equity grants. Instead, the compensation committee uses its judgment to establish a total compensation program for each named executive officer that is a mix of current, short-term and long-term incentive compensation, and cash and non-cash compensation, that it believes appropriate to achieve the goals of our executive compensation program and our corporate goals. In making executive compensation decisions, the compensation committee generally considers each executive officer’s total direct compensation, which consists of base salary, target bonus opportunity (which together with base salary we refer to as target cash compensation), and long-term equity awards, valued based on an approximation of grant date fair value. Because we believe it is important to our success to pursue long-term corporate goals, to avoid excessive risk taking, and to preserve our cash resources, a significant portion of the named executive officers’ total direct compensation is comprised of performance-based bonus opportunities and long-term equity awards, which aligns the executive officers’ incentives with the interests of our shareholders. This allocation between performance-based and fixed compensation is consistent with our pay-for-performance philosophy, the compensation market data provided by our compensation committee’s independent compensation consultant for each executive officer’s position, and our continued success in achieving corporate goals and increasing total shareholder return.

Role of the Compensation Committee and Executive Officers in Setting Executive Compensation

The compensation committee reviews and oversees our compensation policies, plans and programs and reviews and determines the compensation to be paid to the executive officers, including the named executive officers other than our Chief Executive Officer. The independent members of our board of directors approve the compensation of our Chief Executive Officer, upon recommendation from the compensation committee, and references in this Compensation Discussion and Analysis to our board of directors approving such compensation refer to the independent members of our board of directors. In making its executive compensation determinations, the compensation committee considers recommendations from the Chief Executive Officer. In making his recommendations, the Chief Executive

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Executive Compensation (continued)

Officer receives input from our human resources department and has access to various third party compensation surveys and compensation data provided by the independent compensation consultant to the compensation committee, as described below. While the Chief Executive Officer discusses his recommendations for the other executive officers with the compensation committee, he does not participate in the deliberations and recommendations to our board of directors concerning, or the determination of, his own compensation. Members of our human resources and legal departments also attend compensation committee meetings. The compensation committee discusses and makes determinations with respect to executive compensation matters without any named executive officers or other executive officers, other than the Chief Executive Officer as described above, present. From time to time, various other members of management and other employees as well as outside advisors or consultants may be invited by the compensation committee to make presentations, provide financial or other background information or advice or otherwise participate in the compensation committee meetings.  The compensation committee does not delegate any of its functions to others in determining executive compensation.

Independent Compensation Consultant

The compensation committee engages an independent compensation consultant each year to provide a competitive compensation assessment with respect to the executive officers to assist the compensation committee in making annual compensation decisions. Since 2010, Radford has been engaged by the compensation committee each year to provide peer company and industry compensation data and provide the compensation committee with advice regarding executive officers’ compensation, including base salaries, performance-based bonuses and long-term equity compensation, and similar advice regarding directors’ compensation. The compensation committee has also consulted with Radford to update the peer company and industry compensation data on an annual basis and as needed with respect to specific questions that arise and on an advisory basis with respect to addressing other responsibilities arising under the compensation committee charter, including trends and best practices regarding executive compensation and compensation committees, in order to help inform the compensation committee’s decisions. Radford reports directly to the compensation committee, which maintains the authority to direct their work and engagement, and advises the compensation committee and our human resources department on ad hoc projects from time to time. Radford interacts with management to gain access to company information that is required to perform services and to understand the culture and policies of the organization. The compensation committee and Radford meet in executive session with no members of management present as needed to address various compensation matters, including deliberations regarding the Chief Executive Officer’s compensation. In 2015, the cost of Radford’s executive compensation and director compensation consulting services provided to the compensation committee was approximately $136,000.

In addition, in 2015 management also engaged Radford to provide survey data relating to non-executive employee compensation and other affiliates of Aon to provide director and officer liability insurance-related services, pension-related services, other insurance brokerage services and risk services. The aggregate cost of such other consulting services provided in 2015 by Radford and other affiliates of Aon (not related to Radford’s executive compensation and director compensation consulting services provided to the compensation committee) was approximately $151,000, of which approximately $140,000 related to various insurance-related and benefits consulting services and approximately $11,000 related to general survey data. Although the compensation committee was aware of the nature of the services performed by affiliates of Aon and the non-executive employee compensation survey data provided by Radford, the compensation committee did not review and approve such services and surveys, as those were reviewed and approved by management in the ordinary course of business.

In assessing Radford’s independence from management in providing executive compensation services to the compensation committee, the compensation committee considered that Radford is only engaged by, takes direction from, and reports to, the compensation committee for such services and, accordingly, only the compensation committee has the right to terminate or replace Radford as its compensation consultant at any time. The compensation committee also analyzed whether the work of Radford as a compensation consultant with respect to executive and director compensation raised any conflict of interest, taking into consideration the following factors: (i) the provision of other services to our company by Radford and its affiliates, as described above; (ii) the amount of fees we paid to Radford and its affiliates as a percentage of Radford’s total revenue; (iii) Radford’s policies and procedures that are designed to prevent conflicts of interest; (iv) any business or personal relationship of Radford or the individual compensation advisors employed by it with an executive officer of our company; (v) any business or personal relationship of the individual compensation advisors with any member of the compensation committee; and (vi) any ordinary shares of our company owned by Radford or the individual compensation advisors employed by it. The compensation committee has determined, based on its analysis of the above factors, that the work of Radford and the individual compensation advisors employed by it as compensation consultants to our company has not created any conflict of interest.

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Compensation Committee

The compensation committee is (and was at all times during 2015) composed entirely of independent directors, as defined by Rule 5605(a)(2) of the NASDAQ listing standards. Our compensation committee meets as often as it determines necessary to carry out its duties and responsibilities through regularly scheduled meetings and, if necessary, special meetings. Our compensation committee also has the authority to take certain actions by written consent of all members. The agenda for each compensation committee meeting is usually developed by members of our human resources department and Chief Executive Officer, with input from members of our legal department, and is reviewed with the chair of the compensation committee.

In 2015, the compensation committee met six times and did not act by unanimous written consent. As of the date of this proxy statement, in 2016 the compensation committee met three times and has not acted by unanimous written consent.

Competitive Assessment of Cash and Long-Term Compensation

We aim to attract and retain the most highly qualified executive officers in an extremely competitive market. Accordingly, the compensation committee believes that it is important when making its compensation decisions to be informed as to the current practices of comparable public companies with which we compete for top talent. To this end, the compensation committee reviews market data for each executive officer’s position, compiled by Radford as described below, including information relating to the mix and levels of compensation for executive officers in the life sciences industry.

In 2014, when developing a proposed list of our peer group companies to be used in connection with making compensation decisions for 2015, Radford reexamined our compensation philosophy and peer group and recommended changes to our 2014 peer group company list to reflect our growth, increase in our revenues and market capitalization and the consolidation in our industry. Radford selected companies that were in the life sciences industry (specifically biotechnology and specialty bio/pharma companies) with commercial products on the market, had revenue of approximately one half (0.5x) to two and a half times (2.5x) our then-projected revenue (resulting in a range of generally $450 million to $2.5 billion in revenue), had market values of approximately one third (0.3x) to three times (3x) our market capitalization at the time (resulting in a range of between $2.5 billion to $25 billion in market capitalization), and were located primarily in the United States or headquartered in Europe. Based on these criteria, Radford recommended, and our compensation committee approved, eliminating Acorda Therapeutics, Inc., Auxilium Pharmaceuticals, Inc., Impax Laboratories, Inc. and The Medicines Company (which no longer met the criteria described above), Myriad Genetics, Inc. (which had a different talent pool than our company for its diagnostics business), and Elan Corporation, plc, Onyx Pharmaceuticals, Inc., Questcor Pharmaceuticals, Inc. and ViroPharma Incorporated (which were acquired since the 2014 peer group company list was approved) and adding Actelion Ltd., Mallinckrodt plc, Pharmacyclics, Inc. and Vertex Pharmaceuticals Incorporated to our 2015 peer group company list.

Based on these parameters, in October 2014 our compensation committee approved the following companies as our peer group for 2015: Actelion Ltd., Alexion Pharmaceuticals, Inc., Alkermes, Inc., BioMarin Pharmaceutical Inc., Cubist Pharmaceuticals, Inc., Endo Health Solutions Inc. (formerly Endo Pharmaceuticals Holdings Inc.), Incyte Corporation, Mallinckrodt plc, Medivation, Inc., Pharmacyclics, Inc., Regeneron Pharmaceuticals, Inc., Salix Pharmaceuticals, Ltd., Seattle Genetics Inc., United Therapeutics Corporation, and Vertex Pharmaceuticals Incorporated. In determining executive compensation for 2015, the compensation committee reviewed data from this group of peer companies. At the time of approval of our 2015 peer group, our company was in the 56th percentile of the peer group for market capitalization and 47th percentile of the peer group for revenue.

In early 2015, Radford completed an assessment of executive compensation based on our peer group to inform the compensation committee’s determinations of executive compensation for 2015. This assessment included updated market data regarding executive compensation at comparable public companies in the life sciences industry (specifically biotechnology and specialty bio/pharma companies) that reflected our increased revenue and market value. This market data was compiled from multiple sources, including: (i) data from the Radford Global Life Sciences Survey with respect to the 2015 selected peer group companies listed above, or the peer survey data; (ii) the 2015 selected peer group companies’ publicly disclosed information, or public peer data; and (iii) data from public biotechnology and pharmaceutical companies in the Radford Global Life Sciences Survey that had average revenues of $755 million and between 500 and 2,000 employees, or the general survey data, which includes survey data with respect to our selected 2015 peer group companies. The components of the market data were based on the availability of sufficient comparative data for an executive officer’s position. Generally, peer survey data and public peer data are used in establishing market data reference points, and the general survey data is used when there is a lack of peer survey data and public peer data for an executive officer’s position. The peer survey data, the

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general survey data, and the public peer data, collectively referred to in this proxy statement as market data, were reviewed by the compensation committee, with the assistance of Radford, and used as one reference point, in addition to other factors, in setting our executive officers’ compensation.

The compensation committee generally reviews total direct compensation, comprising both target cash compensation and equity compensation, against the market data described above primarily to ensure that our executive compensation program as a whole is positioned competitively to attract and retain the highest caliber executive officers and that the total direct compensation opportunity for the executive officer group is aligned with our corporate objectives and strategic needs. The compensation committee does not have a specific target compensation level for the named executive officers; rather, the compensation committee reviews a range of market data reference points (generally at the 25th, 50th, 60th and 75th percentiles of the market data) with respect to total direct compensation, total target cash compensation (including both base salary and the annual target performance bonus) and equity compensation (valued based on an approximation of grant date fair value). In making compensation determinations, the compensation committee considers a variety of factors, which may include market data and a particular executive officer’s experience, overall qualifications and criticality of skills to the future performance of our company.

Our Chief Executive Officer assesses the performance of each named executive officer (other than himself) and presents his recommendations to the compensation committee. These recommendations reflect his consideration of the market data, the performance of each named executive officer, internal pay equity among individuals (including qualifications and contributions to meeting our corporate objectives), criticality and scope of job function and our Chief Executive Officer’s extensive industry experience. The compensation committee reviews and considers the market data, our Chief Executive Officer’s recommendations on specific pay levels for each named executive officer and Radford’s recommendations on compensation policy determinations for the executive officer group, and also reviews internal pay equity among individuals and positions, criticality and scope of job function, retention risk, company performance and individual performance (including qualifications and contributions to meeting our corporate objectives), total targeted and historical compensation for each individual named executive officer and any other factors the compensation committee determines important. The compensation committee uses all of these factors to set the compensation of our named executive officers at levels that the compensation committee considers to be competitive and appropriate for each named executive officer, using the compensation committee’s professional experience and judgment.

In late 2015, when developing a proposed list of our peer group companies to be used in connection with making compensation decisions for 2016, Radford selected companies that were in the life science (specifically biotechnology and specialty bio/pharma) industry with commercial products on the market, had revenue of approximately one quarter (0.25x) to three times (3x) our then-projected revenue (resulting in a range of generally $300 million to $4 billion in revenue), had market values of approximately one quarter (0.25x) to four times (4x) our market capitalization at the time (resulting in a range of between $2.5 billion to $40 billion in market capitalization), and were located primarily in the United States or headquartered in Europe. Based on these criteria and Radford’s recommendation, our compensation committee removed Cubist Pharmaceuticals, Inc., Pharmacyclics, Inc. and Salix Pharmaceuticals, Ltd. (which were acquired since the 2015 peer group company list was approved) and added Anacor Pharmaceuticals, Inc., Horizon Pharma plc, Ionis (formerly Isis) Pharmaceuticals, Inc., Shire plc and The Medicines Company to the remaining 2015 peers to form the final 2016 list of peer companies.

Advisory Vote on Executive Compensation

At our 2015 annual general meeting of shareholders, the shareholders approved, on an advisory basis, the compensation of the named executive officers, as disclosed in the proxy statement for that meeting pursuant to the compensation disclosure rules of the SEC. The compensation committee reviewed the final vote results for the proposal, and, given the significant level of shareholder support (over 98% of total votes cast with respect to the advisory proposal), concluded that our compensation program continues to provide a competitive pay-for-performance package that effectively incentivizes the named executive officers and encourages long-term retention. Accordingly, the compensation committee and, with respect to our Chief Executive Officer’s compensation, our board of directors, determined not to make any significant changes to our executive compensation policies or decisions as a result of the vote. Our compensation committee and, with respect to our Chief Executive Officer’s compensation, our board of directors, expects to continue to consider the outcome of our say-on-pay votes and our shareholders’ views when making future compensation decisions for the named executive officers.

Executive Compensation Program

Our executive total compensation program currently consists of three principal components: base salary, annual performance bonuses (if approved by the compensation committee or board of directors, as applicable) and long-term incentive compensation, currently in the form of stock options and RSU awards which are subject to time-based vesting. The compensation committee takes a holistic approach to

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compensation to ensure the aggregate level of pay across all of the pay elements (base, total cash, long-term incentives) is meeting the company’s desired objectives for each executive officer.

We also offer our executive officers severance benefits upon certain types of involuntary terminations in connection with a change in control under our change in control plan. Finally, the named executive officers have the opportunity to participate in the Employee Stock Purchase Plan, or ESPP, as described below, and other benefits generally available to all employees in their respective countries of employment, which include, for all U.S.-based employees, the opportunity to participate in the Jazz Pharmaceuticals, Inc. 401(k) Plan, or the 401(k) Plan. Each component of compensation is evaluated based on the factors discussed below.

Base Salary

None of the named executive officers has a guaranteed base salary; their base salaries are set each year by the compensation committee (other than in the case of our Chief Executive Officer, whose base salary is set by the board of directors upon recommendation of the compensation committee). Base salary is intended to provide a fixed level of compensation that is competitive within our industry and geographic areas. The compensation committee reviews and determines the appropriate level of base salary for the named executive officers, generally effective by March 1 of each year.

As described above under the heading “Compensation Discussion and Analysis—Competitive Assessment of Cash and Long-Term Compensation,” the compensation committee considers several factors in setting base salary. One such factor is that competition for executive talent is intense in our industry and in our geographic areas. Our executive officers have many years of valuable experience in our industry, and their continued leadership is deemed critical to our short-term and long-term success. Because the compensation committee aims to ensure that our executive officers’ base salaries are competitive, the base salaries of individual executive officers may vary based on a particular individual’s experience, overall qualifications and criticality of skills to the future performance of our company, in addition to market data for each named executive officer’s position. The compensation committee does not set base salaries in isolation. When determining actual base salaries, the committee also evaluates the level of total target cash compensation for each named executive officer given that target bonus opportunities are expressed as a percent of base salary.

Performance Bonus Plan

In accordance with the performance bonus plan, we maintain an annual bonus award program to reward the named executive officers (and other employees) for attaining our company’s corporate objectives and for their individual contributions toward such achievements. Corporate objectives under the performance bonus plan are derived from our annual corporate goals and generally relate to some combination of our commercial efforts, financial measures (such as revenues and adjusted net income targets), corporate development efforts, progress of our clinical development programs, regulatory matters, regulatory and sales and marketing compliance, operational achievements and effective employee engagement, accountability and professional development.

In keeping with our pay-for-performance philosophy, the compensation committee takes a formulaic approach to determining our bonus pool under the performance bonus plan. The compensation committee assigns a specific weighting to each quantitative and qualitative corporate objective. An algorithm is defined for calculating the achievement of the quantitative corporate objectives. The achievement of the quantitative and qualitative corporate objectives is reviewed throughout the year. Shortly following the end of each year, the total bonus pool, if any, that will be allocated to the named executive officers and other employees is set by the compensation committee, based on the algorithm and the compensation committee’s determination of the company’s success in achieving the quantitative and qualitative corporate objectives.

The performance bonus plan sets specific executive bonus opportunities, expressed as a percentage of base salary paid. The annual target bonuses are determined by our compensation committee based on several factors, including market data, as described above under the heading “Compensation Discussion and Analysis—Competitive Assessment of Cash and Long-Term Compensation,” and based on each executive officer’s job level, in order to promote internal equity for positions of similar scope and impact and, given the cross-functional nature of our business, to reinforce teamwork across the executive group. Target bonuses are reviewed by the compensation committee on an annual basis. Annual target performance bonuses generally correspond to job level, representing a larger percentage of compensation for those executive officers who have a greater opportunity to impact corporate performance.

The actual performance bonus awarded to each executive officer in a year, if any, may be more or less than the applicable target percentage described above, depending primarily on the compensation committee’s determination of our company’s achievement of corporate objectives (and therefore the total bonus pool) and subjective assessment of each executive officer’s contribution to the achievement of our corporate objectives. Whether or not a performance bonus is paid for any year is within the discretion of the

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compensation committee (or the board of directors in the case of our Chief Executive Officer) based on such achievement. The Chief Executive Officer provides input and recommendations to the compensation committee with respect to bonuses for the executive officers other than himself.

We have not historically paid any guaranteed bonuses to the named executive officers. From time to time when the compensation committee determines appropriate, we pay special bonuses in connection with the commencement of employment of executive officers, generally contingent upon their continued service, such as the signing and relocation bonuses we paid to Dr. Smith as described below under the heading “Compensation Discussion and Analysis—2015 Compensation Decisions for the Named Executive Officers—Offer Letter with Dr. Smith” and “Description of Compensation Arrangements—Executive Employment Agreements.”

As a public company, if we are required to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws as a result of misconduct, the Chief Executive Officer and Chief Financial Officer may be legally required to reimburse our company for any bonus or other incentive-based or equity-based compensation they receive in accordance with the provisions of section 304 of the Sarbanes-Oxley Act of 2002. Additionally, we intend to implement a clawback policy in compliance with the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, as soon as, and to the extent that, the requirements of such clawbacks are more clearly defined by the SEC.

Long-Term Equity Awards

The compensation committee believes that long-term performance is achieved through an ownership culture that rewards executive officers through the use of equity incentives. We grant stock options and RSUs to our executive officers in part because the compensation committee believes that long-term equity awards composed of a mix of both types of awards may better align our executive officers’ interests with those of our shareholders by minimizing the incentive for inappropriate short-term risk taking at the expense of realizing long-term value. Stock options provide a return to our executive officers only if the market price of our ordinary shares appreciates over the stock option term. For this reason, the compensation committee views stock options as a key aspect of our pay-for-performance culture and as fostering alignment between our executive officers and our shareholders. RSU awards generally cover fewer shares than the stock options that we would otherwise grant to deliver a similar value to an executive officer. As a result, RSU awards enable the company to minimize dilution to shareholders while reinforcing the importance of shareholder value creation. Both stock options and RSUs vest over time, thereby providing retention incentives for the company.

Equity award grants may be made at varying times and in varying amounts in the discretion of the compensation committee, but are generally approved for executive officers, including the named executive officers, once a year unless an executive officer is hired or promoted, in which case a grant may be made at that time, or, in rare circumstances, for recognition of outstanding performance. Our equity incentive grant policy, which was initially approved by our board of directors after the Azur Merger and amended and restated most recently in April 2015, provides that all equity grants that are approved for executive officers will be granted on the second trading day following the filing date of our next quarterly or annual report filed under the Exchange Act that occurs after the date on which such grants are approved by our board of directors or compensation committee, as applicable. Accordingly, our equity incentive grant policy requires that grants to our executive officers, if any, be made shortly after we have released information about our financial performance to the public for the applicable annual or quarterly period, so that the market will have an opportunity to absorb the financial and other information included in our annual and periodic reports before such grants are awarded. As a result, the timing of equity awards is not coordinated in a manner that intentionally benefits our executive officers; rather, the policy is designed with the objective that the market price of our ordinary shares at the time of grant can generally be expected to reflect our then-current results and prospects.

For all employees, the exercise price of stock options is equal to the fair market value (the closing price as reported on the NASDAQ Global Select Market) of our shares on the date of grant. Stock option grants generally vest 25% upon the one year anniversary of the vesting commencement date, which is generally the employment commencement date for new hire grants and the grant date for annual grants, and vest as to the remainder of the shares in 36 equal monthly installments thereafter, subject to the option holder’s continued service with us. RSUs typically vest annually over four years from the grant date, also subject to the holder’s continued service with us. Stock options and RSUs are subject to potential vesting acceleration as described below under the heading “Potential Payments upon Termination or Change in Control.” The compensation committee (or the board of directors, as applicable) may from time to time approve vesting schedules different from these standard schedules if they determine necessary to address special circumstances.

The compensation committee considers several factors in setting long-term equity awards, including market data, as described above under the heading “Compensation Discussion and Analysis—Competitive Assessment of Cash and Long-Term Compensation.” In determining the size of equity awards, the compensation committee considers the value of the awards at our peer companies, as well as

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other factors, including the retention value of each executive officer’s total equity holdings, giving effect to such award and each executive officer’s total direct compensation relative to internal pay equities among our executive officer group. Standard vesting schedules are established to ensure a meaningful incentive to remain employed with our company and to work toward its success over time. Accordingly, an equity award will generally provide a return to the employee only if he or she remains in our company’s service, and then, in the case of stock options, only if the market price of our stock appreciates over the equity award term.

We currently grant equity awards to the named executive officers, including stock options and RSUs, under the 2011 Plan. The 2011 Plan affords the compensation committee the flexibility to utilize a broad array of equity incentives and performance cash incentives in order to secure and retain the services of employees of our company and its subsidiaries, and to provide long-term incentives that align the interests of employees with the interests of our shareholders. Before the 2011 Plan was adopted, we granted stock options under our 2007 Plan.

Additional long-term equity incentives are provided through the ESPP. Pursuant to the ESPP, all eligible employees, including the named executive officers, may allocate up to 15% of their base salary to purchase our stock at a 15% discount to the market price, subject to specified limits.

Since February 2013, we maintain share ownership guidelines for the named executive officers, certain other executive officers and non-employee directors in order to better align their interests with those of our shareholders. The practice of implementing share ownership guidelines for executive officers is aligned with our ownership culture. A description of this policy is included below under the heading “Compensation Discussion and Analysis—Executive Compensation Program—Ownership Guidelines for Directors and Executive Officers.”

Severance Benefits upon Change in Control

All of the named executive officers employed as of the end of 2015 are eligible to participate in the change in control plan. A description of this plan is included below under the headings “Compensation Discussion and Analysis—2015 Compensation Decisions for the Named Executive Officers—Change in Control Plan” and “Potential Payments upon Termination or Change in Control—Amended and Restated Executive Change in Control and Severance Benefit Plan.”

The change in control plan provides certain severance benefits to our executive officers, including the named executive officers, in connection with specified involuntary termination events, including termination without cause and constructive termination, following a change in control. The compensation committee believes these severance benefits are important from a retention perspective to provide some level of protection to our executive officers who might be terminated following a change in control and the amounts are reasonable and maintain the competitiveness of our executive compensation and retention program. Severance compensation is structured as a “double-trigger” benefit, meaning that an executive officer receives benefits only if the executive officer has an involuntary termination within a specified period of time following a change in control transaction. No benefit is provided solely as a result of a change in control. The compensation committee believes this structure serves to mitigate the distraction and loss of key executive officers that may occur in connection with rumored or actual fundamental corporate changes. Such payments protect the interests of our shareholders by enhancing executive focus during rumored or actual change in control activity, retaining executives despite the uncertainty that generally exists while a transaction is under consideration and encouraging the executives responsible for negotiating potential transactions to do so with independence and objectivity. Furthermore, this protection assists us in attracting and retaining highly valued executives. The compensation committee also believes that termination without cause and constructive termination are the appropriate involuntary termination events that should trigger benefits in a change in control transaction, because such terminations are generally considered to be beyond the control of a terminated employee and are terminations that, under different circumstances, would not have occurred. We do not provide any tax gross up payments on severance or change in control benefits.

Other Benefits

Executive officers based in the United States are eligible to participate in all of our benefit plans, such as the 401(k) Plan (see the section below “Description of Compensation Arrangements—401(k) Plan”), medical, dental, vision, short-term disability, long-term disability, group life insurance and the ESPP, in each case generally on the same basis as other employees. We also have a section 125 flexible benefits healthcare plan and a flexible benefits childcare plan under which employees can set aside pre-tax funds to pay for qualified healthcare expenses and qualified childcare expenses not reimbursed by insurance. We do not currently offer pension or other retirement benefits in the United States, but do offer pension or other retirement benefits in certain other countries.

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Ownership Guidelines for Directors and Executive Officers

In February 2013, we adopted share ownership guidelines for our non-employee directors, Chief Executive Officer and certain other employees who serve on our executive committee, including the currently-employed named executive officers. Under the guidelines, these individuals are expected to own a number of the company’s ordinary shares with a value equal to: three times (3x) base salary, for the company’s Chief Executive Officer; one times (1x) base salary, for each other member of the company’s executive committee; and three times (3x) the director’s annual cash retainer, for each non-employee director of the company.

The guidelines provide that the individuals subject to the guidelines are expected to establish the minimum ownership levels within five years of the company’s adoption of the guidelines (or within five years of the date an officer or director first becomes subject to them).

The value of the company’s ordinary shares for purposes of determining the number of shares subject to these guidelines in a given year is determined as the product of (i) the number of ordinary shares credited as held by the individual and (ii) the greater of (a) the closing price of the company’s ordinary shares on the applicable date, or (b) the purchase or exercise price paid for such shares. Shares that count toward satisfaction of these guidelines include: shares owned outright by the individual (including RSUs that have vested but not yet settled, net of taxes); shares retained after an option exercise or issuance under another type of equity award granted under the company’s equity incentive plans; shares retained after purchase under the ESPP; shares held in trust for the benefit of the individual; and, solely with respect to non-employee directors, shares held in a deferral account and issuable to such director pursuant to the Directors Deferred Plan.

The compensation committee has discretion to develop an alternative individual guideline or an alternative method of complying with the applicable individual guideline for an individual covered by the guidelines if compliance would place a significant hardship on such individual.

2015 Compensation Decisions for the Named Executive Officers

We believe that 2015 was a productive year for us due in part to our revenue and adjusted net income growth, our defibrotide NDA submission and its acceptance for filing with priority review by the FDA, the implementation of the final approved REMS for Xyrem and the progress we made advancing our clinical development pipeline projects, as described above under the heading “Compensation Discussion and Analysis—Executive Summary.”

Base Salary

The 2015 base salary increases reflected the compensation committee’s desire to set base salary rates for each position between the 25th and 50th percentiles of the market data for the particular position, except as described below.

Upon recommendation from the compensation committee, the board of directors increased the 2015 base salary rate for Mr. Cozadd by approximately 4.2% from his base salary rate in effect at the end of 2014. The board of directors determined this increase was warranted because Mr. Cozadd’s 2014 base salary rate was at the 25th percentile of the market data for his position, which was not reflective of his significant individual contributions. After the increase, Mr. Cozadd’s 2015 base salary was between the 25th and 50th percentiles of the market data for his position.

Mr. Young was promoted in early 2015 from Senior Vice President and Chief Financial Officer to Executive Vice President and Chief Financial Officer. Mr. Young’s 2015 base salary rate, giving effect to his promotion, was increased by approximately 14.5% from his base salary rate in effect at the end of 2014 and, after the increase, was between the 25th and 50th percentiles of the market data for his promoted position. The compensation committee determined this level of base salary was appropriate given Mr. Young’s assumption of a new role, internal equity with the other executive officers and market data for his promoted position.

Mr. Cox’s 2015 base salary rate was increased by approximately 4.8% from his base salary rate in effect at the end of 2014 so that, after the increase, his base salary was at the 25th percentile of the market data for his promoted position. The compensation committee determined this level of base salary was appropriate given Mr. Cox’s assumption of a new role and increased responsibilities, internal equity with the other executive officers and market data for his promoted position.

Ms. Hooper’s 2015 base salary rate was increased from her 2014 base salary rate by approximately 3.1% in order to maintain Ms. Hooper’s historical pay positioning. Following this increase, Ms. Hooper’s 2015 base salary remained above the 75th percentile of the market data for her position, which the compensation committee determined remained appropriate given that her base salary rate in prior years was similarly at the high end of the range of the market data for her position based on her salary at the time of joining the company and given her experience and criticality to the business.

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Dr. Smith joined us in April 2015 as Global Head of Research and Development and Chief Medical Officer. Her 2015 base salary rate was determined in connection with her commencement of employment, based on a number of factors, including her prior relevant experience, compensation in her prior position and internal equity with the other executive officers in order to provide a competitive pay range compared to our peer companies. Dr. Smith’s 2015 base salary rate was at approximately the 75th percentile of the market data for her position.

The 2015 base salary rates and percentage increases from 2014 base salary rates for the named executive officers are set forth in the table below.

Name	2015 Base Salary ($)(1)	Increase over 2014 Base Salary (%)
Bruce C. Cozadd	875,000	4.2
Matthew P. Young(2)	475,000	14.5
Russell J. Cox	550,000	4.8
Suzanne Sawochka Hooper	500,000	3.1
Karen Smith, M.D., Ph.D.	475,000	N/A

(1)	Base salary rates were generally effective by March 1, 2015, or, for Dr. Smith, upon her commencement of employment in April 2015.

(2)	As described above, Mr. Young was promoted in early 2015 and the increase in his base salary reflects the assumption of a new role, internal equity with the other executive officers and market data for his promoted position.

In February 2016, the compensation committee and, with respect to Mr. Cozadd, the board of directors, approved the following 2016 base salaries for the named executive officers, effective February 20, 2016: Mr. Cozadd, $925,000; Mr. Young, $520,000; Mr. Cox, $575,000; Ms. Hooper, $525,000; and Dr. Smith, $500,000. In most instances, the increases reflected the compensation committee’s desire to set base salary rates for each position between the 25th and 50th percentiles of the market data for the particular position, with the exception of Mr. Young, whose base salary rate is at the 60th percentile of market data for his position, and Ms. Hooper, whose base salary rates remains at approximately the 75th percentile of market data for her position.

Performance Bonus Awards

In early 2015, the board of directors approved no changes to the target performance bonus for Mr. Cozadd, which remained at 100% of his base salary earned during 2015. In early 2015, the compensation committee approved a target performance bonus for Mr. Young, Mr. Cox and Ms. Hooper, as executive vice presidents, of 55% of each officer’s base salary earned during 2015, increased from the executive vice president’s 50% target performance bonuses for 2014. In April 2015, the compensation committee approved a target bonus for Dr. Smith, as a senior vice president and executive committee member, of 45% of her base salary earned during 2015. These targets provide financial incentives to the named executive officers to work to achieve our annual corporate goals and are consistent with the company’s goal to remain competitive with the performance bonus practices of its peers. The board of directors sets the annual target performance bonus for the Chief Executive Officer at a higher percentage than the percentages for other executive officers to reflect that the Chief Executive Officer has ultimate responsibility for our company’s performance. In most instances, in recommending annual target performance bonuses for the named executive officers, the compensation committee also generally targets total target cash compensation (including both base salary and annual target performance bonus) for each position between the 25th and 50th percentiles of the market data for the particular position, with the exceptions described below.

In recommending to our board of directors the Chief Executive Officer’s annual target performance bonus, the compensation committee considered his total target cash compensation, which for 2015 was approximately between the 25th and 50th percentiles of the market data for his position. In setting the 2015 annual target performance bonuses for the named executive officers other than Mr. Cozadd, the compensation committee considered internal equity among the executive officer positions and therefore set the same bonus percentage for all executive vice presidents and the same bonus percentage for all senior vice presidents who are executive committee members. Similarly, in keeping with its holistic approach to compensation, the compensation committee considered the total target cash compensation for each individual (including both base salary and annual target performance bonus) which were: for Mr. Young, between the 25th and 50th percentiles of the market data for his position; for Mr. Cox, at approximately the 25th percentile of the market data for his position; for Ms. Hooper, above the 75th percentile of the market data for her position, which the compensation committee determined remained appropriate given that her base salary rate has historically been at the high end of the range of the market data for her position since she joined the company given her compensation in prior positions and her experience; and, for Dr. Smith, between the 60th and 75th

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percentiles of the market data for her position based on a number of factors, including her prior relevant experience, compensation in her prior position and internal equity with the other executive officers in order to provide a competitive pay range compared to our peer companies.

Our board of directors approved quantitative and qualitative corporate objectives for purposes of establishing the level of funding for our performance bonus plan for 2015 and communicated these objectives to the named executive officers in early 2015 (or April 2015, with respect to Dr. Smith). For 2015, our board of directors determined that the bonus pool for the 2015 plan year should be based 70% on the level of achievement of three specific quantitative corporate objectives and 30% on the level of achievement of certain qualitative corporate objectives. Each corporate objective has a relative weighting. For 2015, the corporate objectives related to our achievement of research and development goals were given higher weight than in prior years, reflecting our increased focus on advancing our product candidate portfolio. We also shifted our characterization of our 2015 corporate development-related objective from quantitative to qualitative because the compensation committee considered the nature of this specific objective more qualitative than quantitative. These quantitative and qualitative objectives and the criteria used by the compensation committee to determine achievement are described below.

After adding together the bonus pool funding percentages for the quantitative and qualitative objectives based on their relative weightings of 70% and 30%, respectively, the compensation committee approved an overall bonus pool funding percentage of up to 86.3% for 2015, or the 2015 bonus percentage, which resulted in approval of an aggregate corporate bonus payout for the company’s employees of 86.3% of the target bonus pool for the 2015 plan year.

Quantitative Objectives

The table and accompanying footnotes below summarize the three quantitative objectives for 2015, with a relative weighting of 70%, the two revenue add-on goals, and their corresponding weights, actual results and performance multipliers, as well as the resulting bonus pool funding percentage used for these objectives.

The compensation committee defined an algorithm with respect to each quantitative objective, including the two revenue add-on goals, for calculating the bonus pool funding attributable to the extent of achievement for each such objective. The compensation committee set specific minimum and maximum levels of achievement for the total revenue objective, the Xyrem revenue bottle growth add-on goal, the Defitelio European net sales add-on goal and the adjusted net income objective, which are described in the footnotes to the table below. For the quantitative objective relating to advancing our product candidate portfolio, the compensation committee did not set a minimum performance level; rather, achievement of between 0% and 200%, measured against certain criteria as described in more detail below, was determined by the compensation committee and used to calculate the applicable bonus pool funding percentage attributable to such objective.

Corporate Quantitative Objectives		Weighting	Actual Results	Multiplier	Bonus Pool Funding(3)
1.	Achieve total revenue of $1,340 million (at budgeted foreign currency exchange rates)(1)	30%	Below target: Total revenue of $1,324.8 million	96%(2)	28.7%
	• Add-on goal: Achieve certain Xyrem year-over-year revenue bottle growth(4)	7.5%	Below add-on target	—%	—%
	• Add-on goal: Achieve certain Defitelio European net sales(5)	7.5%	Below add-on target	—%	—%
2.	Advance our growing, diversified product candidate portfolio, which included making scheduled progress on:(6) • JZP-110 clinical activities; • research and development activities related to line extensions/new indications for our existing products; and • submission of the defibrotide NDA	20%	Below target(6)	80%	16.0%
3.	Achieve adjusted net income attributable to Jazz Pharmaceuticals plc* of $601 million(1)	20%	Below target: Adjusted net income of $600 million(7)	99%	19.8%
	Total				64.5%

(1)

If a specified minimum annual performance level was met (95% of target for the total revenue objective and the adjusted net income objective), then a scaled performance multiplier (ranging from 50% to 150% for the total revenue objective and 50% to 200% for the adjusted net income objective) was determined and used to calculate the applicable bonus pool funding percentage attributable to such quantitative objective. The performance multiplier

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would be zero if performance was below the minimum level, 50% if performance was at the minimum level, and then scaled for performance between 51% and the applicable maximum level. The performance multiplier was capped for performance above the specified maximum performance level (105% of target for the total revenue objective and 110% of target for the adjusted net income objective).

(2)	To calculate the performance multiplier, the reported revenue of $1,324.8 million was increased by $10 million to adjust for the impact of foreign currency exchange rates that were less favorable than the budgeted rates.

(3)	The percentages in this column represent, for each quantitative objective, the weight of the quantitative objective multiplied by the performance multiplier that corresponds to the actual achievement of such quantitative objective.

(4)	With respect to the Xyrem bottle growth add-on goal, the minimum add-on performance level was set at 9% annual bottle volume growth, which would have resulted in a 50% performance multiplier. The performance multiplier increased to a maximum of 100% at 10.5% annual bottle volume growth or above. Actual achievement for 2015 was 6% bottle volume growth.

(5)	With respect to the Defitelio European net sales add-on goal, the performance levels were set at achievement above budgeted European net sales of $78.3 million based on budgeted foreign currency exchange rates. The minimum annual performance level was set at $86.1 million, which represented 10% above the budgeted net sales number and which would have resulted in a 50% performance multiplier. The performance multiplier would have increased to a maximum of 100% at achievement of Defitelio European net sales of $94.0 million, which represented 20% above the budgeted net sales number. The minimum annual performance level was not reached.

(6)	With respect to the quantitative objective of advancing our product candidate portfolio, the compensation committee determined that the actual achievement by the company was 80%, resulting in a performance multiplier of 80%, and therefore a 16% bonus pool funding percentage, based on achievement with respect to the sub goals as described below:

Sub Goals	Objectives and Results
JZP-110 Clinical Activities	This sub goal related both to the initiation of a Phase 3 clinical program for JZP-110 and an enrollment target for year-end. All Phase 3 studies of JZP-110 were initiated on schedule; however, patient enrollment at the end of the year was below the identified target.

Research and Development Activities Related to Line Extensions/New Indications for Our Existing Products	This sub goal required us to advance certain research and development activities related to line extensions and/or new indications for our Xyrem, Erwinaze and defibrotide products, including an enrollment goal in our Phase 3 clinical trial of Xyrem to assess the safety and efficacy of Xyrem in children and adolescents aged seven to 17 who have narcolepsy with cataplexy. While we made advances in our sodium oxybate life cycle management strategy, exceeded our 50% enrollment goal in our Phase 3 clinical trial of Xyrem and identified new potential indications for defibrotide, we did not meet certain other goals with respect to Erwinaze line extensions.

Submission of the Defibrotide NDA	This sub goal targeted completion of the submission of our NDA to the FDA in the second quarter of 2015, with acceptance for filing by the FDA in the third quarter of 2015. The submission was actually completed in July 2015; the FDA accepted our NDA for filing in the third quarter of 2015.
(7)	The dollar figures for our Actual Results in this row represent adjusted net income attributable to Jazz Pharmaceuticals plc for the year ended December 31, 2015. See “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Non-GAAP Financial Measures” beginning on page 89 in the 2015 10-K.
*	Adjusted net income attributable to Jazz Pharmaceuticals plc, as used in this proxy statement, is a non-GAAP financial measure that excludes certain items from GAAP net income attributable to Jazz Pharmaceuticals plc. For more information on our presentation and calculation of non-GAAP adjusted net income attributable to Jazz Pharmaceuticals plc, and a reconciliation of non-GAAP adjusted net income attributable to Jazz Pharmaceuticals plc to GAAP net income attributable to Jazz Pharmaceuticals plc, see “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Non-GAAP Financial Measures” beginning on page 89 in the 2015 10-K.

Qualitative Objectives

The qualitative corporate objectives approved by the board of directors fell into two equally weighted categories: progress in corporate development activities and a demonstrated commitment to and progress on certain organizational enhancements. Achievement of the qualitative objectives is inherently less precisely measurable than with respect to the quantitative objectives.

The objective relating to progress in corporate development activities included an enhanced focus on corporate strategy, corporate development planning activities and readiness to execute on any pursued corporate transactions during 2015 that would meaningfully diversify our business and impact revenues over time. The multiplier applied to the corporate development objective ranged from 0% to 200%, based on the compensation committee’s determination of the extent to which the corporate development objective was achieved during the year. In evaluating the corporate development objective, the compensation committee determined the following accomplishments were relevant: (i) our identification and evaluation of several potential corporate development transactions during 2015, including our readiness and related efforts to vigorously pursue certain opportunities; (ii) completion of an internal long-term strategy

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project to focus our corporate development activities; (iii) completion of the sale of certain products and the related business that we acquired as part of the EUSA Acquisition; and (iv) the refinancing of our existing term loans and revolving credit facility to increase borrowing capacity, to reduce the interest rate on our term loan and revolving credit facility borrowings and to provide for a longer maturity. As a result, the compensation committee determined that overall achievement resulted in a multiplier of 60%, and therefore a 9% bonus pool funding percentage for the 2015 corporate development objective.

There were three sub goals associated with the organizational enhancements objective. Because they are not quantifiable, they were not assigned individual weightings. The multiplier applied to the organizational corporate objective ranged from 0% to 200%, based on the compensation committee’s determination of the extent to which the aggregate organizational corporate objective, including sub goals, was achieved during the year. The organizational corporate objective sub goals were:

•	continuing to make meaningful progress on our corporate culture with shared values, global infrastructure and processes;

•	aligning employee accountability and strong performance with a company commitment to employee development; and

•	continuing our strong commitment to compliance and quality.

In evaluating the organizational corporate objective, the compensation committee determined the following accomplishments were relevant: (i) the restructuring of our European and rest of world operations and the related completion of the integration of those operations within our global infrastructure; (ii) our successful execution of projects for improving operations of the drug safety and quality departments; (iii) favorable outcomes with respect to FDA and other regulatory agency audits of certain of our facilities; and (iv) an increased focus on employee development and performance management. After balancing the performance with respect to all of the organizational corporate objective sub goals, the compensation committee determined that overall achievement resulted in a multiplier of 85%, and therefore a 12.8% bonus pool funding percentage for the 2015 organizational corporate objective.

The compensation committee did not set specific objectives for individual executive officers. Each of the executive officers is responsible for meeting the corporate objectives, and each objective was deemed important in determining the level of the company’s performance during the year.

The compensation committee (with approval from the board of directors with regard to Mr. Cozadd) determined that the company’s overall 2015 bonus percentage of 86.3% was applicable to Mr. Cozadd, because, as Chief Executive Officer, Mr. Cozadd is responsible for the company meeting all of its objectives. Similarly, because all other named executive officers’ functions contributed significantly to the achievement of our corporate objectives, each of their performance cash bonus award payments reflected 86.3% of their target bonus payouts, modestly adjusted for rounding.

In February 2016, the compensation committee and, with respect to Mr. Cozadd, the board of directors, approved the following performance cash bonus award payments for 2015 under the performance bonus plan: Mr. Cozadd, $750,500; Mr. Young, $225,000; Mr. Cox, $255,000; Ms. Hooper, $240,000; and Dr. Smith, $130,000. Dr. Smith’s bonus was based on a partial year of earnings due to her commencement of employment in April 2015. In addition, after reviewing the market data provided by Radford and considering our growth and position relative to our 2016 peer group, the compensation committee determined that there would be no change to the 2016 target performance bonuses for the named executive officers for 2016, and approved 2016 target performance bonuses for our executive officers who are executive vice presidents of 55%, and for those who are senior vice presidents and members of our executive committee of 45%, in each case, of each officer’s base salary earned during 2016. The board of directors made no change to the 2016 target performance bonus for Mr. Cozadd and approved a target performance bonus of 100% of his base salary earned during 2016.

Stock Option and RSU Awards

In February 2015, the compensation committee and, with respect to Mr. Cozadd, the board of directors, approved annual equity grants under our 2011 Plan to the named executive officers. The compensation committee and the board of directors determined that the value of equity grants should continue to generally be structured so that 50% of the potential value was delivered in the form of stock options and 50% of the potential value was delivered in the form of RSUs, resulting in an approximately 2.6 to 1 ratio of stock option grants to RSUs, to control dilution and to reflect the increased value of receiving shares at full value without the payment of an exercise price. The 50/50 value split (based on an approximation of grant date fair value) is consistent with our historical practices and was determined taking into consideration peer practices and market data. Mr. Cozadd was awarded 72,500 options and 27,800 RSUs. Each of Mr. Young, Mr. Cox and Ms. Hooper was awarded 20,000 options and 7,675 RSUs.

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These equity grants vest over four years, with 25% of the shares subject to the option awards vesting on the one-year anniversary of the grant date and the remainder vesting in equal monthly installments thereafter over the remaining 36 months, and 25% of the RSUs vesting annually on the first through fourth anniversaries of the grant date.

In connection with her commencement of employment in April 2015, the compensation committee approved an award of 17,780 options and 7,105 RSUs to Dr. Smith. Dr. Smith’s options and RSUs vest under the same four-year schedule described above, except that, pursuant to Dr. Smith’s offer letter, 275 shares subject to the RSU grant (approximately $50,000 in value, based on the stock price on the date of grant) vest on the one-year anniversary of Dr. Smith’s commencement of employment, which the compensation committee determined was necessary as an adjunct to her cash sign-on bonus in order to attract and incentivize Dr. Smith to commence employment with us.

The compensation committee and, with respect to Mr. Cozadd, the board of directors, determined the number of stock options and RSUs to be granted to each executive officer by reference to the value of the award (based on an approximation of grant date fair value) and internal equity among the executive officer group. The compensation committee also considered the size of each executive officer’s awards in the context of total direct compensation for each executive’s comparable role at our peer companies to ensure our practices were meeting the company’s retention objectives. The 2015 equity awards for Mr. Cozadd were awarded at approximately between the 60th and 75th percentiles of the market data for his position. The 2015 equity awards for Mr. Cox were awarded at the 60th percentile of the market data for his position. The 2015 equity awards for Mr. Young and Ms. Hooper were awarded at approximately the 75th percentile of the market data for each of their respective positions. Dr. Smith’s 2015 new hire equity grant was targeted at approximately the 50th percentile of market data for her position taking into consideration the premium typically offered to new hires to induce them to leave their prior positions. The compensation committee and the board of directors determined these awards were appropriate to encourage our named executive officers to contribute to the company’s long-term performance and, with respect to Dr. Smith’s new hire grants described above, to also incentivize her to join our company. Mr. Cozadd, Mr. Young and Ms. Hooper’s grants were at the high end of the market data, which the compensation committee determined was appropriate based on our position relative to our peer group, market trends and the compensation committee’s emphasis on long-term incentives that align our executive officers’ compensation with the interests of our shareholders and allow for above-market rewards for exceptional corporate performance.

The compensation committee believes that equity award grants to the named executive officers in 2015 were consistent with providing each continuing named executive officer with an ongoing equity position in the company that is competitive with similarly situated executive officers at companies included in the market data, fosters an ownership culture focused on the company’s long-term performance and appropriately encourages and rewards exceptional individual achievement. Our share ownership guidelines for the named executive officers, certain other executive officers and non-employee directors were adopted to further support this ownership culture and better align the interests of these executive officers and non-employee directors with those of our shareholders. A description of this policy is included above under the heading “Compensation Discussion and Analysis—Executive Compensation Program—Ownership Guidelines for Directors and Executive Officers.”

The compensation committee and the board of directors determined to maintain the same general structure for our equity program in 2016, applying the same reasoning as described above. As a result, the value of the annual equity grants in February 2016 was delivered 50% in stock options and 50% in RSUs, using a ratio of stock option grants to RSUs of 2.5 to 1. In February 2016, the compensation committee and, with respect to Mr. Cozadd’s RSU awards, the board of directors, approved annual equity grants under our 2011 Plan to the continuing named executive officers in the following amounts. Mr. Cozadd was awarded 77,500 options and 31,000 RSUs. Each of Mr. Young, Mr. Cox and Ms. Hooper was awarded 22,500 options and 9,000 RSUs. Dr. Smith was awarded 15,000 options and 6,000 RSUs. These equity grants vest over four years, with 25% of the shares subject to the option awards vesting on the one-year anniversary of the grant date and the remainder vesting in equal monthly installments thereafter over the remaining 36 months, and 25% of the RSUs vesting on the first through fourth anniversaries of the grant date. The 2016 annual equity grants to the named executive officers reflect the compensation committee’s review of market data for annual grants to executive officers in similar positions, based on industry and responsibility level.

Offer Letter with Dr. Smith

In connection with her commencement of employment with us in April 2015, in March 2015 we extended an offer letter to Dr. Smith, which was amended and restated in July 2015. The offer letter provides for Dr. Smith’s initial base salary and performance bonus opportunity, a hiring bonus of $100,000, and relocation assistance in the form of a bonus of $190,000. Additionally, the offer letter provides for equity awards in the form of stock options and RSUs in an amount to deliver value of approximately $2.5 million based on our stock price on the date of grant, vesting according to our standard four-year vesting schedules described above, as well as a smaller RSU in an amount to

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deliver value of approximately $50,000 based on our stock price on the date of grant, vesting one year from commencement of employment. The options and RSU grant described in Dr. Smith’s offer letter were granted to her in May 2015 and are described above under the heading “Compensation Discussion and Analysis—2015 Compensation Decisions for the Named Executive Officers—Stock Option and RSU Awards.”

Change in Control Plan

Our change in control plan provides that if an executive’s employment terminates under certain circumstances in connection with a change in control, the executive will be eligible to receive certain severance benefits, including cash benefits based on the executive’s base salary and annual bonus, COBRA premiums and equity award acceleration. The terms of the change in control plan are described below under the heading “Potential Payments upon Termination or Change in Control—Amended and Restated Executive Change in Control and Severance Benefit Plan.” Our compensation committee periodically reviews the terms of our change in control plan against market data to ensure that the benefits we offer remain appropriate. In early 2016, the compensation committee reviewed the benefits offered under the change in control plan and determined that the general “double-trigger” structure and benefits remained appropriate. While the levels and amounts of benefits remain the same, the compensation committee approved the following modifications and clarifications to the plan:

•	an executive’s termination due to death or disability will be considered an involuntary termination without cause entitling the executive to receive severance benefits if such termination occurs within the twelve months following a change in control transaction;

•	cash severance payments are calculated based on an executive’s salary and bonus at the time of termination or, immediately prior to the change in control, if higher;

•	certain modifications to the definitions of cause, change in control and good reason (specifically, “cause” was revised to clarify and broaden the actions taken by the executive which could constitute “cause” for termination; “change in control” was revised to lower the threshold regarding an accumulation of ownership by a single shareholder or group that would constitute a change in control from 50% to 30%, to reflect Irish takeover methods and add a change in the majority of the incumbent board of directors as a change in control; “good reason” was modified to provide that the reduction in base salary by more than 10% would constitute good reason even if the reduction was part of a company-wide or executive-wide salary reduction, that such reduction could take place in a series of one or more smaller reductions that totaled 10%, and to include the baseline rate for comparison for measuring such reduction; and clarifications were made to ensure that, after a change in control, an executive who retains the same position but with substantially reduced authorities, duties or responsibility will have grounds to resign for good reason);

•	certain other clarifications, including regarding eligibility for employees of our U.S. affiliates and timing for equity acceleration; and

•	updates in accordance with U.S. and Irish law.

The modifications to the change in control plan were intended as refinements aimed to provide greater clarity, reflect market practice and improvements for both the executives and our company and updates in applicable law since the plan was originally adopted in 2007. Only our executive officers who are employees of our U.S. affiliates are eligible to participate in the change in control plan, which includes all of our named executive officers. Certain executive officers who are not employed by our U.S. affiliates receive comparable change in control benefits pursuant to their employment agreements. The compensation committee believes that the change in control benefits we provide are representative of market practice, both in terms of design and cost, and are sufficient to retain our current executive team and to recruit talented executive officers in the future.

Accounting and Tax Considerations

Under Financial Accounting Standard Board ASC Topic 718, or ASC 718, the company is required to estimate and record an expense for each award of equity compensation (including stock options and RSUs) over the vesting period of the award. We record share-based compensation expense on an ongoing basis according to ASC 718. The compensation committee has considered, and may in the future consider, the grant of performance-based or other types of stock awards to executive officers in lieu of or in addition to stock option and time-based RSU grants in light of the accounting impact of ASC 718 and other considerations.

Section 162(m) of the Code limits companies to a deduction for federal income tax purposes of not more than $1 million of compensation paid to certain executive officers in a calendar year. Compensation above $1 million may be deducted if it is “performance-based compensation,” as defined in the Code and accompanying regulations. To maintain flexibility in compensating executive officers in a manner designed to promote the company’s goals, the compensation committee has considered and determined not establish a policy at

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this time for determining which forms of incentive compensation awarded to executive officers shall be designed to qualify as “performance-based compensation” for purposes of section 162(m) or requiring all compensation to be deductible. The compensation committee intends to continue to evaluate the effects of the compensation limits of section 162(m) on any compensation it proposes to grant, and the compensation committee intends to continue to provide future compensation in a manner consistent with the best interests of the company and its shareholders.

Risk Assessment Concerning Compensation Practices and Policies

The compensation committee annually reviews the company’s compensation policies and practices to assess whether they encourage employees to take inappropriate risks. After reviewing each of the company’s compensation plans, and the checks and balances built into, and oversight of, each plan, in February 2016 the compensation committee determined that any risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on our company as a whole. In addition, the compensation committee believes that the mix and design of the elements of executive compensation do not encourage management to assume excessive risks and, as described in this “Compensation Discussion and Analysis,” significant compensation decisions, and decisions concerning the compensation of the company’s executive officers, include subjective considerations by the compensation committee or the board of directors, which restrain the influence of formulae or objective factors on excessive risk taking. Finally, the mix of short-term compensation (in the form of salary and annual bonus, if any), and long-term compensation (in the form of stock options and RSUs) also prevents undue focus on short-term results and helps align the interests of the company’s executive officers with the interests of our shareholders.

Conclusion

It is the opinion of the compensation committee that the compensation policies and elements described above provide the necessary incentives to properly align our executive officers’ performance with the interests of our shareholders while maintaining equitable and competitive executive compensation practices that enable us to attract and retain the highest caliber of executive officers.

Summary of Compensation

The following table sets forth certain summary information for the years indicated with respect to the compensation earned by the named executive officers during fiscal years 2015, 2014 and 2013, as applicable.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)(6)	Total ($)
Bruce C. Cozadd	2015	869,616	—	4,870,279	4,182,445	750,500	4,622	10,677,462
Chairman and Chief Executive	2014	830,000	—	5,498,457	4,194,452	1,020,900	11,692	11,555,501
Officer	2013	771,154	—	2,956,500	3,478,750	1,056,500	3,622	8,266,526

Matthew P. Young (7)	2015	465,769	—	1,344,582	1,153,778	225,000	3,710	3,192,839
Executive Vice President and Chief Financial Officer	2014	402,904	—	1,563,726	1,185,144	250,000	3,620	3,405,394

Russell J. Cox	2015	546,154	—	1,344,582	1,153,778	255,000	4,622	3,304,136
Executive Vice President and	2014	493,462	—	2,681,998	1,991,469	320,000	11,759	5,498,688
Chief Operating Officer	2013	419,616	—	813,038	765,325	380,000	3,622	2,381,601

Suzanne Sawochka Hooper	2015	497,692	—	1,344,582	1,153,778	240,000	4,622	3,240,674
Executive Vice President and	2014	483,462	—	1,666,199	1,271,046	320,000	3,710	3,744,417
General Counsel	2013	473,462	62,500	946,080	890,560	430,000	2,689	2,805,291

Karen Smith, M.D., Ph.D. (8)	2015	337,981	290,000	1,254,103	1,034,350	130,000	67,492	3,113,926
Global Head of Research and Development and Chief Medical Officer
(1)	The dollar amounts in this column represent base salary earned during the indicated fiscal year. For more information on salaries in 2015, see “Compensation Discussion and Analysis—2015 Compensation Decisions for the Named Executive Officers—Base Salary” above.

(2)	The dollar amounts in this column represent, in the case of Dr. Smith, a cash signing bonus of $100,000 and a relocation bonus of $190,000 paid in 2015, and in the case of Ms. Hooper, a retention bonus paid in 2013. See “Description of Compensation Arrangements—Executive Employment Agreements” below.

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(3)	The dollar amounts in this column reflect the aggregate grant date fair value of all RSU awards granted during the indicated fiscal year computed in accordance with ASC 718. The grant date fair value of each RSU award is measured based on the closing price of our ordinary shares on the date of grant. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by the named executive officers.

(4)	The dollar amounts in this column reflect the aggregate grant date fair value of all stock option awards granted during the indicated fiscal year. These amounts have been calculated in accordance with ASC 718, using the Black-Scholes option-pricing model and excluding the effect of estimated forfeitures. Assumptions used in the calculation of these amounts are included in the notes to our audited consolidated financial statements included in the 2015 10-K. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by the named executive officers.

(5)	The dollar amounts in this column represent the cash bonus awarded under the performance bonus plan for the indicated fiscal year. For more information on the cash bonus awards for 2015, see “Compensation Discussion and Analysis—2015 Compensation Decisions for the Named Executive Officers—Performance Bonus Awards” above.

(6)	The dollar amounts in this column for 2015 include group term life insurance premiums paid and matching contributions under the 401(k) Plan of up to $2,000. Also included in this column for Dr. Smith for 2015 are relocation costs and expenses of $64,343.

(7)	Mr. Young joined us in April 2013 and first became an executive officer in March 2014 when he was appointed as our Chief Financial Officer.

(8)	Dr. Smith joined us as our Global Head of Research and Development and Chief Medical Officer in April 2015.

Grants of Plan-Based Awards

The following table shows, for the fiscal year ended December 31, 2015, certain information regarding grants of plan-based awards to the named executive officers.

GRANTS OF PLAN-BASED AWARDS IN FISCAL 2015

Name	Award Type	Grant Date	Approval Date	Estimated Possible Payouts Under Non- Equity Incentive Plan Awards Target ($)(1)	All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	All Other Option Awards: Number of Securities Underlying Options (#)(2)	Exercise or Base Price of Option Awards ($/Sh)(3)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Bruce C. Cozadd	Annual Cash	—	—	869,616
	Annual Option	2/26/2015	2/12/2015			72,500	175.19	4,182,445
	Annual RSU	2/26/2015	2/12/2015		27,800			4,870,279

Matthew P. Young	Annual Cash	—	—	256,173
	Annual Option	2/26/2015	2/11/2015			20,000	175.19	1,153,778
	Annual RSU	2/26/2015	2/11/2015		7,675			1,344,582

Russell J. Cox	Annual Cash	—	—	300,385
	Annual Option	2/26/2015	2/11/2015			20,000	175.19	1,153,778
	Annual RSU	2/26/2015	2/11/2015		7,675			1,344,582

Suzanne Sawochka Hooper	Annual Cash	—	—	273,731
	Annual Option	2/26/2015	2/11/2015			20,000	175.19	1,153,778
	Annual RSU	2/26/2015	2/11/2015		7,675			1,344,582

Karen Smith, M.D., Ph.D.	Annual Cash	—	—	152,091
	Initial Option	5/11/2015	4/3/2015			17,780	176.51	1,034,350
	Initial RSU	5/11/2015	4/3/2015		275			48,540
	Initial RSU	5/11/2015	4/3/2015		6,830			1,205,563
(1)	This column sets forth the target bonus amount for each named executive officer for the year ended December 31, 2015 under the performance bonus plan. There are no thresholds or maximum bonus amounts for each individual officer established under the performance bonus plan. Target bonuses were set as a percentage of each named executive officer’s base salary earned for the fiscal year ended December 31, 2015 and were 100% for Mr. Cozadd, 55% for each of Messrs. Young and Cox and Ms. Hooper and 45% for Dr. Smith. The dollar value of the actual bonus award earned for the year ended December 31, 2015 for each named executive officer is set forth in the Summary Compensation Table above. As such, the amounts set forth in this column do not represent either additional or actual compensation earned by the named executive officers for the year ended December 31, 2015. For a description of the performance bonus plan, see “Compensation Discussion and Analysis—Executive Compensation Program—Performance Bonus Plan” and “Compensation Discussion and Analysis—2015 Compensation Decisions for the Named Executive Officers—Performance Bonus Awards” above.

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(2)	Annual and initial stock options and RSU awards were granted under the 2011 Plan. Each of the annual stock option awards listed in the table above vested as to 25% of the ordinary shares underlying the stock options upon the one year anniversary of the grant date and vest as to the remainder of the shares in 36 equal monthly installments thereafter. Dr. Smith’s initial stock option award listed in the table above vested as to 25% of the ordinary shares underlying the stock options upon the one year anniversary of her employment start date, or April 13, 2016, and the remainder vests monthly in 36 equal installments from May 13, 2016 to April 13, 2019. Each of the annual RSU awards vest in four equal annual installments on the anniversary of the grant date. Dr. Smith received two initial RSU grants of 275 and 6,830 shares, respectively, the first of which vested in full on April 13, 2016 and the second of which vests in four equal installments on the anniversary of the grant date. As a general matter, the vested portion of stock options granted to the named executive officers will expire three months after each named executive officer’s last day of service, subject to extension upon certain termination situations, such as death or disability, and RSUs will cease vesting upon each named executive officer’s last day of service. Stock option and RSU awards are subject to potential vesting acceleration as described below under the headings “Description of Compensation Arrangements—Equity Compensation Arrangements—2011 Equity Incentive Plan” and “Potential Payments upon Termination or Change in Control—Amended and Restated Executive Change in Control and Severance Benefit Plan” below. See also “Description of Compensation Arrangements—Equity Compensation Arrangements—2011 Equity Incentive Plan” below for a general description of the material terms of the 2011 Plan.

(3)	Stock options were granted with an exercise price equal to 100% of the fair market value on the date of grant which was $175.19 per share for the February 26, 2015 annual grants and $176.51 for Dr. Smith’s May 11, 2015 initial new hire grant.

(4)	The dollar amounts in this column represent the grant date fair value of each stock option and RSU award, as applicable, granted to the named executive officers in 2015. These amounts have been calculated in accordance with ASC 718. The grant date fair value of each stock option is calculated using the Black-Scholes option-pricing model and excluding the effect of estimated forfeitures. Assumptions used in the calculation of these amounts are included in the notes to our audited consolidated financial statements included in the 2015 10-K. The grant date fair value of each RSU award is measured based on the closing price of our ordinary shares on the date of grant.

Description of Compensation Arrangements

Executive Employment Agreements

We do not have employment agreements currently in effect with any of our named executive officers. Like other employees, executive officers are eligible for annual salary increases, participation in the performance bonus plan and discretionary equity grants. We have employment agreements in effect with certain employees based outside of the United States.

From time to time, we have provided an offer letter in connection with the commencement of employment of an executive officer based in the United States, which describes such executive officer’s initial terms of employment. For example, in March 2015, we provided an offer letter to Dr. Smith, which was amended and restated in July 2015, that included her initial base salary, a hiring bonus of $100,000 payable in connection with commencement of employment and a relocation bonus of $190,000. In April 2013, we provided an offer letter to Mr. Young that included his initial base salary and a hiring bonus of $50,000, payable in connection with commencement of employment. In January 2012, we provided an offer letter to Ms. Hooper that included an initial base salary, a hiring bonus of $125,000 payable in connection with the commencement of employment and a retention bonus of $125,000, with $62,500 being paid on each of the six and twelve months following her commencement of employment. The employment of each of Ms. Hooper, Dr. Smith and Mr. Young, as is the case for all of our employees based in the United States, is at-will and not governed by the terms of their respective offer letters.

Amended and Restated Executive Change in Control and Severance Benefit Plan

Each of the named executive officers is a participant in the change in control plan, a description of which is included below under the heading “Potential Payments upon Termination or Change in Control—Amended and Restated Executive Change in Control and Severance Benefit Plan.”

Equity Compensation Arrangements

Since the Azur Merger, we have granted stock options and RSU awards to employees, including the named executive officers, under the 2011 Plan. From the initial public offering of Jazz Pharmaceuticals, Inc. until the Azur Merger, we granted stock options to our employees, including some of the named executive officers, under the 2007 Plan. For more information on our current equity compensation program and decisions regarding the grants of equity awards in 2015 for our named executive officers, see “Compensation Discussion and Analysis—Executive Compensation Program—Long-Term Equity Awards” and “Compensation Discussion and Analysis—2015 Compensation Decisions for the Named Executive Officers—Stock Option and RSU Awards.” The following is a brief summary of the material terms of each of our equity compensation plans.

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2011 Equity Incentive Plan

The following is a brief summary of the material terms of the 2011 Plan.

Administration.  The board of directors has delegated its authority to administer the 2011 Plan to the compensation committee. Subject to the terms of the 2011 Plan, the board of directors or a committee authorized by the board determines recipients, dates of grant, the numbers and types of stock awards to be granted, and the terms and conditions of the stock awards, including the period of their exercisability and vesting. The compensation committee has the authority to delegate its administrative powers under the 2011 Plan to a subcommittee consisting of members of the compensation committee and may, at any time, revest in itself some or all of the power previously delegated to the subcommittee. Our board of directors may also delegate to one or more of our officers the authority to designate employees who are not officers to be recipients of certain stock awards and the number of shares subject to such stock awards, provided that our board of directors must specify the total number of shares that may be subject to the stock awards granted by such officer(s) and such officer(s) may not grant a stock award to himself or herself.

Types of Awards.  The 2011 Plan provides for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, RSU awards, other stock awards, and performance awards that may be settled in cash, shares, or other property, which may be granted to employees, including officers.

Corporate Transactions.  In the event of certain significant corporate transactions (as defined in the 2011 Plan and described below), our board of directors will have the discretion to take one or more of the following actions with respect to outstanding stock awards (contingent upon the closing or completion of such corporate transaction), unless otherwise provided in the stock award agreement or other written agreement with the participant or unless otherwise provided by our board of directors at the time of grant:

•	arrange for assumption, continuation, or substitution of a stock award by a surviving or acquiring corporation (or its parent company);

•	arrange for the assignment of any reacquisition or repurchase rights applicable to any shares issued pursuant to a stock award to the surviving or acquiring corporation (or its parent company);

•	accelerate the vesting, in whole or in part, and exercisability of a stock award and provide for its termination if it is not exercised at or prior to the corporate transaction;

•	arrange for the lapse of any reacquisition or repurchase rights applicable to any shares issued pursuant to a stock award;

•	cancel or arrange for the cancellation of a stock award, to the extent not vested or exercised prior to the effective time of the corporate transaction, in exchange for such cash consideration, if any, as the board of directors may consider appropriate; or

•	make a payment equal to the excess, if any, of (a) the value of the property that the participant would have received upon the exercise of the stock award over (b) any exercise price payable in connection with such exercise.

Our board of directors need not take the same action for each stock award or with regard to all participants.

For purposes of the 2011 Plan, a “corporate transaction” generally means (i) a sale or disposition of all or substantially all of our assets or a sale or disposition of at least 90% of our outstanding securities; (ii) a merger, consolidation or similar transaction after which we are not the surviving corporation; or (iii) a merger, consolidation or similar transaction after which we are the surviving corporation but our ordinary shares are converted into other property.

Change in Control.  The board of directors has the discretion to provide additional acceleration of vesting and exercisability upon or after a change in control (as defined in the 2011 Plan and described below) as may be provided in a stock award agreement or any other written agreement between us or any of our affiliates and a participant. The forms of stock option agreement and RSU award agreement adopted by the board of directors under the 2011 Plan provide that in the event a participant’s service relationship with us or a successor entity is terminated due to an involuntary termination without cause (as defined in the stock award agreement and as described below) within 12 months following, or one month prior to, the effective date of a change in control, the vesting (and in the case of stock options, exercisability) of the stock award will accelerate in full.

For purposes of the 2011 Plan and the forms of stock option agreement and RSU award agreement issued thereunder, a “change in control” generally means (i) a person or group acquires ownership of more than 50% of the combined voting power of our outstanding securities (other than in connection with a financing or a repurchase program); (ii) a merger, consolidation or similar transaction involving our company, after which our shareholders do not own more than 50% of the combined voting power of the surviving entity or its parent in substantially the same proportion as their ownership of our outstanding voting securities immediately before the transaction; (iii) our

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shareholders or our board of directors approves a complete dissolution or liquidation of our company, or a complete dissolution or liquidation of our company otherwise occurs (except for a liquidation into a parent company); (iv) a sale, lease, license or other disposition of substantially all of our assets; or (v) individuals who are members of our board of directors on the date of adoption of the 2011 Plan (or members of our board of directors approved or recommended by a majority vote of such members still in office) cease to constitute a majority of our board of directors.

An “involuntary termination without cause” generally means that a participant’s service relationship with us is terminated for any reason other than for the following reasons (and not upon a participant’s death or disability): (i) participant’s commission of any felony or crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof (with respect to Irish participants, the participant’s conviction for any criminal offense (other than an offense under any road traffic legislation in Ireland, the United Kingdom, or U.K., or elsewhere for which a fine or non-custodial penalty is imposed) or any offense under any regulation or legislation relating to insider dealing, fraud or dishonesty); (ii) participant’s attempted commission of or participation in a fraud or act of dishonesty against us; (iii) participant’s intentional, material violation of any contract or agreement with us or of any statutory duty owed to us; (iv) participant’s unauthorized use or disclosure of our confidential information or trade secrets; or (v) participant’s gross misconduct.

2007 Equity Incentive Plan

The following is a brief summary of the material terms of the 2007 Plan.

Administration.  The board of directors has delegated its authority to administer the 2007 Plan to the compensation committee. Subject to the terms of the 2007 Plan, the board of directors or a committee authorized by the board determines recipients, dates of grant, the numbers and types of stock awards to be granted, and the terms and conditions of the stock awards, including the period of their exercisability and vesting.

Types of Awards.  The 2007 Plan provides for the grant of incentive stock options, nonstatutory stock options, restricted stock awards, RSU awards, stock appreciation rights, performance stock awards and other forms of equity compensation, which may be granted to employees, including officers, non-employee directors, and consultants. Incentive stock options may be granted only to employees, including executive officers.

Corporate Transactions.  Pursuant to the 2007 Plan, in the event of a corporate transaction (as defined in the 2007 Plan and described below), the board of directors will have the discretion to take one or more of the following actions with respect to outstanding stock awards (contingent upon the closing or completion of such corporate transaction), unless otherwise provided in the stock award agreement or other written agreement with the participant or unless otherwise provided by our board of directors at the time of grant:

•	arrange for assumption, continuation, or substitution of a stock award by a surviving or acquiring corporation (or its parent company);

•	arrange for the assignment of any reacquisition or repurchase rights applicable to any shares issued pursuant to a stock award to the surviving or acquiring corporation (or its parent company);

•	accelerate the vesting and exercisability of a stock award and provide for its termination if it is not exercised at or prior to the corporate transaction;

•	arrange for the lapse of any reacquisition or repurchase rights applicable to any shares issued pursuant to a stock award;

•	cancel or arrange for the cancellation of a stock award, to the extent not vested or exercised prior to the effective time of the corporate transaction, in exchange for such cash consideration as the board of directors may consider appropriate; or

•	make a payment equal to the excess, if any, of (a) the value of the property that the participant would have received upon the exercise of the stock award over (b) any exercise price payable in connection with such exercise.

The board of directors need not take the same action for each stock award. For purposes of the 2007 Plan, a “corporate transaction” generally means (i) a sale or disposition of all of our assets or a sale or disposition of at least 90% of our outstanding securities; (ii) a merger, consolidation or similar transaction after which we are not the surviving corporation; or (iii) a merger, consolidation or similar transaction after which we are the surviving corporation but our ordinary shares are converted into other property.

Change in Control.  The board of directors has the discretion to provide additional acceleration of vesting and exercisability upon or after a change in control (as defined in the 2007 Plan and described below) as may be provided in a stock award agreement or any other written agreement between us or any of our affiliates and a participant. The forms of stock option agreement and RSU award agreement adopted

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by the board of directors under the 2007 Plan provide that in the event a participant’s service relationship with us or a successor entity is terminated due to an involuntary termination without cause (as defined in the stock award agreement and as described below) within 12 months following, or one month prior to, the effective date of a change in control, the vesting (and in the case of stock options, exercisability) of the stock award will accelerate in full. For purposes of the 2007 Plan and the forms of stock option agreement and RSU award agreement issued thereunder, a “change in control” has a similar meaning as under the 2011 Plan, as described above.

The term “involuntary termination without cause” has a similar meaning as under the 2011 Plan, as described above.

2007 Employee Stock Purchase Plan

Additional long-term equity incentives are provided through the ESPP. The ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of section 423 of the Code. Under the ESPP, all of our regular employees and employees of any of our parent or subsidiary companies designated by the board of directors as eligible to participate may participate and may contribute, normally through payroll deductions, up to 15% of their earnings up to a total of $15,000 per purchase period for the purchase of our ordinary shares under the ESPP. The ESPP is currently offered to our regular employees in Ireland and in the United States, including the named executive officers. The ESPP is implemented through a series of offerings of purchase rights to eligible employees. Under the ESPP, we may specify offerings with a duration of not more than 27 months, and may specify shorter purchase periods within each offering. Each offering will have one or more purchase dates on which our ordinary shares will be purchased for employees participating in the offering. Unless otherwise determined by the board of directors, ordinary shares are purchased for accounts of employees participating in the ESPP at a price per share equal to the lower of (a) 85% of the fair market value of an ordinary share on the first date of an offering or (b) 85% of the fair market value of an ordinary share on the date of purchase.

Performance Bonus Plan

We maintain a performance bonus plan to reward executive officers and other employees for successful achievement of company-wide and individual performance objectives on an annual basis. More information regarding the performance bonus plan is provided above under the headings “Compensation Discussion and Analysis—Executive Compensation Program—Performance Bonus Plan” and “Compensation Discussion and Analysis—2015 Compensation Decisions for the Named Executive Officers—Performance Bonus Awards.”

401(k) Plan

Our employees based in the United States are eligible to participate in the 401(k) Plan. The 401(k) Plan is intended to qualify as a tax-qualified plan under section 401 of the Code. Employee contributions are held and invested by the plan’s trustee. The 401(k) Plan provides that each participant may contribute a portion of his or her pretax compensation, up to a statutory annual limit, which was $18,000 for employees under age 50, and $24,000 for employees age 50 and over in 2015. The 401(k) Plan also permits us to make discretionary contributions and matching contributions, subject to established limits and a vesting schedule. In 2013, we began making discretionary matching contributions, which for 2015 was subject to an annual limit of $2,000 per employee.

Additional Benefits

The named executive officers are eligible to participate in our benefit plans generally available to all employees, as described in “Compensation Discussion and Analysis—Executive Compensation Program—Other Benefits.”

Pension Benefits

Other than with respect to tax-qualified defined contribution plans such as the 401(k) Plan, the named executive officers do not participate in any plan that provides for retirement payments and benefits, or payments and benefits that will be provided primarily following retirement.

Nonqualified Deferred Compensation

During the year ended December 31, 2015, the named executive officers did not contribute to, or earn any amounts with respect to, any defined contribution or other plan sponsored by us that provides for the deferral of compensation on a basis that is not tax-qualified.

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Executive Compensation (continued)

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth, for the fiscal year ended December 31, 2015, certain information regarding outstanding equity awards at fiscal year-end for the named executive officers.

OUTSTANDING EQUITY AWARDS AT 2015 FISCAL YEAR-END TABLE

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#)(1) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)		Market Value of Shares or Units of Stock That Have Not Vested ($)(3)

Bruce C. Cozadd(4)	—	72,500	(5)	175.19	2/25/2025	27,800	(13)	3,907,568
	18,644	30,140	(6)	166.62	2/26/2024	20,797	(14)	2,923,226
	45,683	28,278	(7)	59.13	3/4/2023	18,193	(15)	2,557,208
	86,934	22,350	(8)	46.83	8/8/2022	17,385	(16)	2,443,636
	6,895	—		11.48	3/7/2020	—		—
Matthew P. Young	—	20,000	(5)	175.19	2/25/2025	7,675	(13)	1,078,798
	4,947	7,553	(9)	130.23	5/11/2024	4,687	(17)	658,805
	4,125	4,875	(6)	166.62	2/26/2024	3,375	(14)	474,390
	16,000	8,000	(10)	58.72	5/2/2023	6,000	(18)	843,360
Russell J. Cox	—	20,000	(5)	175.19	2/25/2025	7,675	(13)	1,078,798
	5,000	10,000	(11)	135.44	8/6/2024	5,625	(19)	790,650
	9,166	10,834	(6)	166.62	2/26/2024	7,500	(14)	1,054,200
	18,906	8,594	(7)	59.13	3/4/2023	6,874	(15)	966,209
	58,333	11,667	(8)	46.83	8/8/2022	8,750	(16)	1,229,900
	44,200	—		8.23	8/24/2020	—		—
Suzanne Sawochka Hooper	—	20,000	(5)	175.19	2/25/2025	7,675	(13)	1,078,798
	9,166	10,834	(6)	166.62	2/26/2024	7,500	(14)	1,054,200
	22,000	10,000	(7)	59.13	3/4/2023	8,000	(15)	1,124,480
	35,505	11,667	(8)	46.83	8/8/2022	8,750	(16)	1,229,900
Karen Smith, M.D., Ph.D.	—	17,780	(12)	176.51	5/10/2025	7,105	(20)	998,679

(1)	In addition to the specific vesting schedule for each stock award, each unvested stock award is subject to the general terms of the 2011 Plan or 2007 Plan, as applicable, including the potential for future vesting acceleration described above under the heading “Description of Compensation Arrangements—Equity Compensation Arrangements” as well as the potential vesting acceleration under the terms of the change in control plan described below under the heading “Potential Payments upon Termination or Change in Control—Amended and Restated Executive Change in Control and Severance Benefit Plan.”

(2)	Each RSU award vests in four equal annual installments on the anniversary of the grant date. Dr. Smith received two initial RSU grants of 275 and 6,830 shares, respectively, the first of which vested in full on April 13, 2016 and the second of which vests in four equal installments on the anniversary of the grant date.

(3)	The market values of the RSU awards that have not vested are calculated by multiplying the number of shares underlying the RSU awards shown in the table by $140.56, the closing price of our ordinary shares on December 31, 2015.

(4)	The number of shares reported reflects the transfer in 2015 of beneficial ownership of a portion of the indicated stock option and RSU awards to Mr. Cozadd’s former spouse pursuant to a domestic relations order.

(5)	The unexercisable shares subject to this stock option award as of December 31, 2015 vested with respect to 25% of the shares underlying the stock option on February 26, 2016, and the remainder vest monthly from March 26, 2016 to February 26, 2019.

(6)	The unexercisable shares subject to this stock option award as of December 31, 2015 vest monthly from January 27, 2016 to February 27, 2018, except with respect to 4,500 shares of Mr. Young’s award which vest monthly from January 27, 2016 to December 27, 2017.

(7)	The unexercisable shares subject to this stock option award as of December 31, 2015 vest monthly from January 5, 2016 to March 5, 2017.

(8)	The unexercisable shares subject to this stock option award as of December 31, 2015 vest monthly from January 9, 2016 to August 9, 2016.

(9)	The unexercisable shares subject to this stock option award as of December 31, 2015 vest monthly from January 12, 2016 to May 12, 2018.

(10)	The unexercisable shares subject to this stock option award as of December 31, 2015 vest monthly from January 22, 2016 to April 22, 2017.

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(11)	The unexercisable shares subject to this stock option award as of December 31, 2015 vest monthly from January 7, 2016 to August 7, 2018.

(12)	The unexercisable shares subject to this stock option award as of December 31, 2015 vested with respect to 25% of the shares underlying the stock option on April 13, 2016, and the remainder vest monthly from May 13, 2016 to April 13, 2019.

(13)	RSUs awarded on February 26, 2015.

(14)	RSUs awarded on February 27, 2014.

(15)	RSUs awarded on March 5, 2013.

(16)	RSUs awarded on August 9, 2012.

(17)	RSUs awarded on May 12, 2014.

(18)	RSUs awarded on May 3, 2013.

(19)	RSUs awarded on August 7, 2014.

(20)	RSUs awarded on May 11, 2015.

Option Exercises and Stock Vested

The following table provides information on RSUs vested and stock options exercised, including the number of shares acquired upon exercise and the value realized, determined as described below, for the named executive officers in the year ended December 31, 2015.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Bruce C. Cozadd (3)	—	—	35,590	6,280,904
Matthew P. Young	—	—	5,688	1,017,066
Russell J. Cox	—	—	16,563	2,954,854
Suzanne Sawochka Hooper	15,626	1,992,560	15,250	2,712,213
Karen Smith, M.D., Ph.D.	—	—	—	—

(1)	The value realized on exercise is based on the difference between the closing price of our ordinary shares on the date of exercise and the applicable exercise price of those options, and does not represent actual amounts received by the named executive officers as a result of the option exercises.

(2)	The value realized on vesting is based on the number of shares underlying the RSUs that vested and the closing price of our ordinary shares on the vesting date.

(3)	In addition to the information provided in the table above with respect to RSUs vested and stock options exercised, beneficial ownership of RSUs covering 28,535 shares and stock options covering 165,867 shares was transferred to Mr. Cozadd’s former spouse pursuant to a domestic relations order in 2015. Mr. Cozadd did not realize a specific dollar amount upon this transfer, as the transfer was made in connection with a mutually agreed allocation of and release of claims with respect to marital property.

Potential Payments upon Termination or Change in Control

Amended and Restated Executive Change in Control and Severance Benefit Plan

The change in control plan provides that, in the event that an executive’s employment terminates due to an involuntary termination without cause or a constructive termination, in each case upon or within 12 months following a change in control (as such terms are defined in the change in control plan and described generally below), and assuming all of the other conditions of the change in control plan are met, then each executive who is a participant in the change in control plan would be entitled to the following benefits under the change in control plan:

•

A single lump sum cash severance payment equal to the sum of: (i) the executive’s base salary in effect during the last regularly scheduled payroll period immediately preceding the termination (or before the change in control, if greater, effective as of February 2016), without, as a general matter, giving effect to any voluntary pay reduction taken by the executive during the 12 months preceding the date of termination, which is referred to as the “applicable base salary,” multiplied by the applicable percentage set forth below; plus (ii) the product of (A) the applicable base salary, (B) the applicable bonus percentage described below and (C) the applicable percentage set forth below; plus (iii) the product of (A) the executive’s applicable base salary, (B) the executive’s applicable

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bonus percentage and (C) the quotient obtained by dividing the number of full months that an executive is employed in the year of the termination by 12.

¡	The “applicable percentage” as of December 31, 2015 (and February 2016) was 200% for the Chief Executive Officer, Executive Chairman or President (currently only Mr. Cozadd), 150% for Senior Vice Presidents and above (which includes our named executive officers other than Mr. Cozadd) and 100% for Vice Presidents.

¡	The “applicable bonus percentage” is the greater of (i) any annual bonus, as a percentage of annual base salary paid in the year of determination, paid to the executive in respect of either of the last two calendar years prior to the date of termination (or before the change in control, if greater, effective as of February 2016) or (ii) the executive’s target bonus, expressed as a percentage of annual base salary, for the calendar year in which the termination occurs (or the calendar year in which the change in control occurs, if greater, effective as of February 2016).

•	Full payment of all of the applicable COBRA premiums for any health, dental or vision plan sponsored by us for a period of up to (i) 24 months for the Chief Executive Officer, Executive Chairman or President, (ii) 18 months for Senior Vice Presidents and above (which includes our named executive officers other than Mr. Cozadd), and (iii) 12 months for Vice Presidents, provided that the executive timely elects continued coverage.

•	Acceleration in full of the vesting and exercisability as applicable of outstanding stock options and other equity awards held by the executive officers.

The following key terms are defined in the change in control plan:

•	A “change in control” generally means the consummation of any of the following events: (i) a person or group acquires ownership of more than 50% (reduced to 30%, effective as of February 2016) of our outstanding securities (other than directly from our company); (ii) a merger transaction involving us (updated as of February 2016 to also include certain compromises or arrangements sanctioned by the Irish courts, certain types of schemes, contracts or offers that have become binding on all shareholders or an offer or reverse takeover transaction under Irish laws and specified takeover bids under European regulations), after which our shareholders do not own more than 50% of the combined voting power of the surviving entity (or, as of February 2016, a person or group becomes the owner of more than 30% of the surviving entity or its parent in such transaction or a least a majority of the members of the board of directors of the ultimate parent or surviving entity following such transaction are not incumbent board members (as defined in (v) below) at the time our board of directors approves the transaction); (iii) our complete dissolution or liquidation; (iv) a sale, lease, license or other disposition of substantially all of our assets; or (v) beginning February 2016, individuals who were members of our board of directors as of February 10, 2016, or “incumbent board members,” cease to constitute at least a majority of the board of directors (provided that the appointment or election of any new member of the board of directors that is approved or recommended by a majority of the incumbent board members still in office will be considered an incumbent board member).

•	An “involuntary termination without cause” generally means an executive’s employment relationship is terminated for any reason other than for the following reasons: (i) the executive’s unauthorized use or disclosure of confidential information or trade secrets which causes material harm to us; (ii) the executive’s material breach of any agreement with us (or, as of February 2016, the executive’s material violation of any statutory duty owed to us) after an opportunity to cure; (iii) the executive’s material failure to comply with our written policies or rules after an opportunity to cure; (iv) the executive’s conviction or plea of guilty or no contest to any crime involving fraud, dishonesty or moral turpitude; (v) the executive’s gross misconduct; (vi) the executive’s continued failure to perform his or her assigned duties after notification; or (vii) the executive’s failure to cooperate in good faith with any governmental or internal investigation of us or our directors, officers or employees. Effective February 2016, an “involuntary termination without cause” also includes an executive’s termination of employment due to death or disability.

•	A “constructive termination” generally means an executive resigns employment after any of the following actions are taken or events occur without the executive’s written consent: (i) a reduction in executive’s base salary by more than ten percent (prior to February 2016, other than a company-wide or executive-level general reduction); (ii) a relocation of executive’s place of employment by more than 35 miles (as of February 2016, revised to be a relocation that increase the executive’s one-way commute by more than 35 miles); (iii) a substantial reduction in the executive’s duties or responsibilities that are in effect prior to a change in control (as of February 2016, revised to clarify that a reduction in duties may occur even if the executive holds the same position but the size of the employing entity or business unit has decreased significantly or ceases to be a publicly-traded corporation); (iv) a reduction in executive’s title; or (v) a substantial increase in executive’s required business travel.

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Executive Compensation (continued)

We benefit by requiring our executive officers to execute an effective general waiver and release of claims in order to be eligible to receive benefits under the change in control plan. All other benefits (such as life insurance, disability coverage and 401(k) Plan eligibility) will terminate as of the executive’s termination date.

The change in control plan does not provide for the gross up of any excise taxes imposed by section 4999 of the Code. If any of the severance benefits payable under the change in control plan would constitute a “parachute payment” within the meaning of section 280G of the Code, subject to the excise tax imposed by section 4999 of the Code, the change in control plan provides for a best after-tax analysis with respect to such payments, under which the executive will receive whichever of the following two alternative forms of payment would result in executive’s receipt, on an after-tax basis, of the greater amount of the transaction payment notwithstanding that all or some portion of the transaction payment may be subject to the excise tax: (i) payment in full of the entire amount of the transaction payment, or (ii) payment of only a part of the transaction payment so that the executive receives the largest payment possible without the imposition of the excise tax.

No executive would receive benefits under the change in control plan if (i) the executive has entered into an individual agreement with us that provides for severance or change in control benefits; (ii) the executive voluntarily terminates employment with us to accept employment with another entity that is controlled, directly or indirectly, by us or is otherwise affiliated with us; (iii) the executive does not confirm in writing that he or she is subject to agreements with us relating to proprietary and confidential information and our code of conduct; or (iv) the executive does not return all company property. In addition, benefits would be terminated under the change in control plan if the executive willfully breaches his or her agreements with us relating to proprietary and confidential information, our code of conduct or engages in certain solicitation or business interference activities.

The structure and amount of benefits provided under the change in control plan are intended to balance our goals of attracting and retaining highly qualified individuals, providing the appropriate incentive for such individuals to perform in the best interests of our shareholders and maintaining responsible pay practices. Our compensation committee periodically reviews market data to gain a general understanding of the change in control benefits offered by our competitors and reviews the benefits offered under the change in control plan against such market data to ensure that the benefits under our change in control plan remain appropriate.

Equity Compensation Plans

The 2011 Plan and 2007 Plan and award agreements thereunder provide for potential vesting acceleration upon an executive’s termination in connection with a change in control and, at the discretion of the board of directors, upon certain change in control events, as further described above under the heading “Description of Compensation Arrangements—Equity Compensation Arrangements.”

Potential Payments upon Termination or Change in Control Table

The following table estimates the potential severance payments and benefits under the change in control plan to which the named executive officers would be entitled in connection with specified termination events, calculated as if each named executive officer’s employment had terminated as of December 31, 2015. In addition, the table sets forth the amounts to which the named executive officers would be entitled under the 2011 Plan and 2007 Plan if, upon a corporate transaction or change in control transaction, the board of directors exercised its discretion to accelerate the vesting and exercisability of stock options and the vesting of RSU awards, and such event occurred on December 31, 2015.

There are no other agreements, arrangements or plans that entitle any named executive officers to severance, perquisites or other benefits upon termination of employment or a change in control. For purposes of the table below, we have assumed that none of the potential severance benefits payable under the change in control plan would be subject to the excise tax imposed by section 4999 of the Code and therefore would not be reduced in accordance with the terms of the change in control plan.

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2016 NOTICE OF MEETING AND PROXY STATEMENT

Executive Compensation (continued)

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

AS OF DECEMBER 31, 2015

Name	Benefit	Involuntary Termination Without Cause or Constructive Termination in Connection with a Change of Control($)(1)	2011 Plan and 2007 Plan—Certain Corporate Transactions($)(2)
Bruce C. Cozadd	Lump Sum Cash Severance Payment	5,346,315	—
	COBRA Payments	69,330	—
	Vesting Acceleration (3)	16,229,181	16,229,181

	Benefit Total	21,644,826	16,229,181

Matthew P. Young	Lump Sum Cash Severance Payment	1,449,320	—
	COBRA Payments	53,714	—
	Vesting Acceleration (3)	3,788,093	3,788,093

	Benefit Total	5,291,127	3,788,093

Russell J. Cox	Lump Sum Cash Severance Payment	2,070,186	—
	COBRA Payments	53,714	—
	Vesting Acceleration (3)	6,964,315	6,964,315

	Benefit Total	9,088,215	6,964,315

Suzanne Sawochka Hooper	Lump Sum Cash Severance Payment	1,885,255	—
	COBRA Payments	36,447	—
	Vesting Acceleration (3)	6,395,226	6,395,226

	Benefit Total	8,316,928	6,395,226

Karen Smith, M.D., Ph.D.	Lump Sum Cash Severance Payment	1,175,625	—
	COBRA Payments	53,714	—
	Vesting Acceleration (3)	998,679	998,679

	Benefit Total	2,228,018	998,679

(1)	These benefits would be payable under the change in control plan if the involuntary termination without cause or constructive termination occurred upon or within 12 months following a change in control and assuming such termination took place on December 31, 2015. The forms of stock option and RSU agreements under the 2011 Plan and the 2007 Plan provide for the same vesting acceleration benefit as shown here under the change in control plan, therefore no separate vesting acceleration benefit is listed. Pursuant to the change in control plan, as of February 2016, an involuntary termination without cause also includes an individual’s death or disability.

(2)	These benefits would be payable under the 2011 Plan and the 2007 Plan if, upon a corporate transaction event, the board of directors exercised its discretion to accelerate the vesting and exercisability of outstanding stock options and RSU awards, assuming the vesting acceleration took place on December 31, 2015. For a description of the potential vesting acceleration provisions in the 2011 Plan and the 2007 Plan, see “Description of Compensation Arrangements—Equity Compensation Arrangements” above.

(3)	The value of stock option and RSU award vesting acceleration is based on the closing price of $140.56 per ordinary share on December 31, 2015, minus, in the case of stock options, the exercise price of the unvested stock option shares subject to acceleration.

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DIRECTOR COMPENSATION

Non-Employee Director Compensation Policy

Pursuant to our non-employee director compensation policy, or director compensation policy, each non-employee director was entitled to receive the following cash compensation for board services, as applicable, for 2015:

•	a $55,000 annual retainer for service as a member of our board of directors (paid quarterly);

•	a supplemental $25,000 annual retainer for service as the Lead Independent Director (paid quarterly);

•	a supplemental annual retainer for the chairs of the board committees in the following amounts: $25,000 for the chairperson of the audit committee, $22,500 for the chairperson of the compensation committee, $20,000 for the chairperson of the nominating and corporate governance committee and $22,500 for the chairperson of the transaction committee (each paid quarterly); and

•	a supplemental annual retainer for each member of the following committees other than the chairs, in the following amounts: $15,000 for service as a member of the audit committee, $12,500 for service as a member of the compensation committee, $10,000 for service as a member of the nominating and corporate governance committee and $12,500 for service as a member of the transaction committee (each paid quarterly).

Our director compensation policy was originally approved by our board of directors in May 2013 and has been amended as follows: in August 2013 to, among other things, provide for cash retainers for the chairperson and members of the transaction committee; in May 2014 to provide for compensation to our Lead Independent Director and revise the number of initial and continuing equity grants; in October 2014 to provide for a gross up on any Irish tax that may be paid on company reimbursement of reasonable travel, lodging and meal expenses related to service on the board of directors; in April 2015 to revise the number of initial and continuing equity grants; and in May 2016 to increase the annual retainer for service as a member of our board of directors, increase the annual retainer for service as our Lead Independent Director and revise the number of initial and continuing RSU awards, as discussed below.

The director compensation policy currently provides for the automatic grant of equity awards to our non-employee directors over the period of their service on our board of directors. Any individual who first becomes a non-employee director is automatically granted the following: (a) an initial option to purchase 5,695 ordinary shares that vests with respect to one-third of the shares on the first anniversary of the date of such individual’s election or appointment to the board of directors, and, with respect to the balance, in a series of 24 successive equal monthly installments thereafter and (b) an initial RSU award covering 2,280 ordinary shares that vests in equal annual installments over three years from the date of such individual’s election or appointment to the board of directors, subject in each case to the non-employee director’s continuous service through such dates. If a non-employee director does not stand for reelection at an annual general meeting of our shareholders in the year in which his or her term expires or otherwise resigns effective at an annual general meeting of our shareholders and, in either case, the non-employee director’s continuous service terminates at such meeting, then effective as of the date of such meeting, any unvested portion of the initial option award will become vested and exercisable, and any unvested portion of the initial RSU award will become vested, in each case with respect to the portion of the award that would have vested through the anniversary of the award’s vesting commencement date in the year of that meeting. From April 2015 until May 2016, the number of ordinary shares subject to the initial RSU award was 2,185 ordinary shares.

Under the current director compensation policy, each continuing non-employee director will automatically be granted the following continuing grants in connection with each annual general meeting: (a) a continuing option to purchase 3,415 ordinary shares that vests in a series of 12 successive equal monthly installments measured from the date of the annual general meeting of our shareholders with respect to which the option is granted and (b) a continuing RSU award covering 1,365 ordinary shares that vests in full on the first anniversary of the date of the annual general meeting of our shareholders with respect to which the RSU award is granted, subject in each case to the non-employee director’s continuous service through such dates. If a director is elected or appointed as a director for the first time other than at an annual general meeting, in order to receive automatic continuing grants, the director must have first joined the board at least four calendar months before the date of the applicable annual general meeting. If a director is elected or appointed as a director for the first time at an annual general meeting, the director will not receive automatic continuing grants for such meeting. If a non-employee director does not stand for reelection at an annual general meeting of our shareholders in the year in which his or her term expires or otherwise resigns effective at an annual general meeting of our shareholders and, in either case, the non-employee director’s continuous service terminates at such meeting, then effective as of the date of such meeting, any unvested portion of the continuing option award will become vested and exercisable in full and any unvested portion of a continuing RSU award will become vested in full. From April 2015 until May 2016, the number of ordinary shares subject to each continuing RSU award was 1,310 ordinary shares.

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2016 NOTICE OF MEETING AND PROXY STATEMENT

Director Compensation (continued)

The automatic initial and continuing option awards are granted under the Directors Plan, unless the board or compensation committee determines such options will be granted under the 2007 Plan, and the automatic initial and continuing RSU awards are granted under the 2007 Plan. If Proposal 10 is approved by our shareholders, the automatic initial and continuing RSU awards will be granted under the proposed Amended and Restated Directors Plan, unless the board or compensation committee determines such RSU awards will be granted under the 2007 Plan.

The grant date of these equity awards is the second trading day following the filing date of our next quarterly or annual report filed under the Exchange Act that occurs after the date the director first joined our board of directors (with respect to the automatic initial option and RSU awards) or the date of our annual general meeting (with respect to the automatic continuing option and RSU awards). The other terms and conditions applicable to equity awards made to our non-employee directors are included below under the heading “Equity Compensation Plans.”

In addition, our non-employee directors are reimbursed for travel and other reasonable expenses incurred in attending board or committee meetings, as are our employees who serve as directors. If any reimbursement payment is subject to tax imposed by the Irish Revenue Commissioners, each non-employee director is also entitled to a gross up payment in order to allow them to retain the full reimbursement payment.

Directors Continuing Education

In furtherance of our ongoing commitment to the continuing education of our directors, our nominating and corporate governance committee adopted a policy for the reimbursement of director continuing education in February 2013, as amended in February 2014. Under this policy, we will pay or reimburse each director for enrollment fees and reasonable expenses incurred in connection with attending and participating each year in one director continuing education program and in one healthcare industry continuing education program, each sponsored by an outside provider.

Directors Deferred Compensation Plan

In May 2007, the Jazz Pharmaceuticals, Inc. board of directors adopted the Directors Deferred Compensation Plan, which was amended and restated in August 2010. The Directors Deferred Compensation Plan, as amended and restated, is referred to in this proxy statement as the Directors Deferred Plan. We continued and assumed the Directors Deferred Plan in connection with the Azur Merger. The Directors Deferred Plan allows each non-employee director to elect to defer receipt of all or a portion of his or her annual retainer fees to a future date or dates. Amounts deferred under the Directors Deferred Plan are credited as our ordinary shares to a phantom stock account, and the number of shares credited is based on the amount of the retainer fees deferred divided by the market value of our ordinary shares on the first trading day of the first open window period following the date the retainer fees were deemed earned. On the tenth business day following the day of separation from the board of directors or the occurrence of a change in control, or as soon thereafter as practical once the non-employee director has provided the necessary information for electronic deposit of the deferred shares, each non-employee director will receive (or commence receiving, depending upon whether the director has elected to receive distributions from his phantom stock account in a lump sum or in installments over time) a distribution from his phantom stock account in our ordinary shares. The Directors Deferred Plan may be amended or terminated at any time by the board of directors. The Directors Deferred Plan in form and operation is intended to be compliant with section 409A of the Code.

Although we continue to maintain the Directors Deferred Plan, since the closing of the Azur Merger we have not permitted our non-employee directors to defer any annual retainer fees under the Directors Deferred Plan.

Ownership Guidelines for Directors and Executive Officers

In February 2013, our board of directors adopted share ownership guidelines for the company’s non-employee directors, Chief Executive Officer and certain other employees who serve on our executive committee, including the named executive officers. Under the guidelines, these individuals are expected to own a number of the company’s ordinary shares with a value equal to: three times (3x) base salary, for our Chief Executive Officer; one times (1x) base salary, for each other member of the company’s executive committee; and three times (3x) the director’s annual cash retainer, for each non-employee director. The guidelines provide that the individuals subject to the guidelines are expected to establish the minimum ownership levels within five years of the company’s adoption of the guidelines (or within five years of the date an officer or director first becomes subject to them). A description of this policy is included above under the heading “Compensation Discussion and Analysis—Executive Compensation Program—Ownership Guidelines for Directors and Executive Officers.”

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Director Compensation (continued)

Equity Compensation Plans

The automatic initial option awards and continuing option awards under our director compensation policy described above are granted under the Directors Plan unless otherwise determined by our board of directors.

With respect to options granted under the Directors Plan and 2007 Plan, if a non-employee director’s service relationship with us or any of our affiliates, whether as a non-employee director or subsequently as our employee, director or consultant or that of any of our affiliates, ceases for any reason other than disability or death, or, with respect to options granted under the Directors Plan only, after any 12-month period following a change in control, the optionee may exercise any vested options for a period of three months following the cessation of service. If such optionee’s service relationship with us, or any of our affiliates, ceases due to disability or death (or an optionee dies within a certain period following cessation of service), the optionee or a beneficiary may exercise the option for a period of 12 months in the event of disability, and 18 months in the event of death. With respect to options granted under the Directors Plan, if such optionee’s service terminates within 12 months following a specified change in control transaction, the optionee may exercise any vested portion of the option for a period of 12 months following the effective date of such a transaction. The option term may be extended in the event that exercise of the option following termination of service is prohibited by applicable securities laws. In no event, however, may an option be exercised beyond the expiration of its term.

With respect to RSU awards granted under the 2007 Plan, if a non-employee director’s service relationship with us or any of our affiliates, whether as a non-employee director or subsequently as our employee, director or consultant or that of any of our affiliates, ceases for any reason, any RSU awards that were unvested as of the date of such termination will be forfeited.

In the event of certain significant corporate transactions (which generally have a meaning similar to “corporate transaction” under the 2011 Plan), all outstanding options under the Directors Plan may be assumed, continued or substituted for by any surviving or acquiring entity (or its parent company). If the surviving or acquiring entity (or its parent company) elects not to assume, continue or substitute for such options, then (a) with respect to any such options that are held by optionees then performing services for us or our affiliates, the vesting and exercisability of such options will be accelerated in full and such options will be terminated if not exercised prior to the effective date of the corporate transaction and (b) all other outstanding options will terminate if not exercised prior to the effective date of the corporate transaction. The board of directors may also provide that the holder of an outstanding option not assumed in the corporate transaction will surrender such option in exchange for a payment equal to the excess of (i) the value of the property that the optionee would have received upon exercise of the option, over (ii) the exercise price otherwise payable in connection with the option. In addition, the vesting and exercisability of options under the Directors Plan held by non-employee directors who are either required to resign their position in connection with a specified change in control transaction (which generally has a similar meaning as a “change in control” under the 2011 Plan) or are removed from their position in connection with such a change in control will be accelerated in full.

The treatment of outstanding options and RSU awards under the 2007 Plan in the event of certain significant corporate transactions or a specified change in control transaction is described above under the heading “Executive Compensation—Description of Compensation Arrangements—Equity Compensation Arrangements—2007 Equity Incentive Plan.”

2015 Equity Grants

In accordance with our director compensation policy described above, we made automatic continuing grants to each of our non-employee directors as a result of their continuing on the board of directors through our annual general meeting in July 2015, which continuing grants were comprised of an option to purchase 3,415 ordinary shares and an RSU award covering 1,310 ordinary shares. All options granted to non-employee directors during 2015 were granted under the Directors Plan and all RSU awards granted during 2015 were granted under the 2007 Plan.

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2016 NOTICE OF MEETING AND PROXY STATEMENT

Director Compensation (continued)

Director Compensation Table

The following table sets forth certain information with respect to the compensation of all of our non-employee directors for the fiscal year ended December 31, 2015.

Mr. Cozadd, our Chairman and Chief Executive Officer, is not listed in the following table because he is our employee. Mr. Cozadd’s compensation is described under “Executive Compensation.” Mr. Cozadd received no additional compensation for serving on our board of directors in 2015.

DIRECTOR COMPENSATION FOR FISCAL 2015

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(4)	Option Awards ($)(3)(4)	All Other Compensation ($)(5)	Total ($)
Paul L. Berns	67,500	238,145	209,417	—	515,062
Patrick G. Enright	67,500	238,145	209,417	—	515,062
Peter Gray	92,500	238,145	209,417	—	540,062
Heather Ann McSharry	86,712	238,145	209,417	—	534,274
Seamus Mulligan	77,500	238,145	209,417	—	525,062
Kenneth W. O’Keefe	70,000	238,145	209,417	—	517,562
Norbert G. Riedel, Ph.D.	90,000	238,145	209,417	—	537,562
Elmar Schnee	65,000	238,145	209,417	—	512,562
Catherine A. Sohn, Pharm. D.	87,500	238,145	209,417	3,200	538,262
Rick E Winningham	90,000	238,145	209,417	—	537,562

(1)	The dollar amounts in this column represent each non-employee director’s actual annual cash retainer for board services in 2015, which is equal to the aggregate of his or her annual retainer of $55,000 plus his or her annual retainers for service on one or more board committees, and for Mr. Winningham, for service as Lead Independent Director. Each non-employee director’s total fees were earned and payable in four quarterly installments subject to the non-employee director’s continuous service at the end of each quarter. Fees paid to each of Ms. McSharry and Messrs. Gray, Mulligan and Schnee were paid in Euro. The conversion to U.S. dollars was calculated based on the average exchange rate for each quarter as reported by the OANDA Corporation. Following the Azur Merger, the board of directors did not permit cash retainer fees to be deferred by our non-employee directors pursuant to the Directors Deferred Plan. The total number of shares previously credited to each individual non-employee director’s phantom stock account under the Directors Deferred Plan as of December 31, 2015 were as follows: 4,691 shares for Mr. Berns; 9,929 shares for Mr. Enright; 22,249 shares for Mr. O’Keefe; and no shares for the other non-employee directors.

(2)	The dollar amounts in this column reflect the aggregate grant date fair value of RSU awards computed in accordance with ASC 718. The grant date fair value of each RSU award is measured based on the closing price of our ordinary shares on the date of grant. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by the non-employee directors.

(3)	The dollar amounts in this column represent the aggregate grant date fair value of each stock option award granted to our non-employee directors in 2015. These amounts have been calculated in accordance with ASC 718, using the Black-Scholes option-pricing model and excluding the effect of estimated forfeitures. Assumptions used in the calculation of these amounts are included in the notes to our audited consolidated financial statements included in the 2015 10-K. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by the non-employee directors.

(4)	The aggregate number of shares subject to outstanding stock options and RSU awards held by the non-employee directors listed in the table above as of December 31, 2015 was as follows: 15,715 shares subject to outstanding stock options and 1,310 shares subject to outstanding RSUs for each of Messrs. Berns, Enright, Mulligan and Winningham; 19,215 shares subject to outstanding stock options and 1,310 shares subject to outstanding RSUs for Dr. Sohn; 11,215 shares subject to outstanding stock options and 1,310 shares subject to outstanding RSUs for Mr. O’Keefe; 14,715 shares subject to outstanding stock options and 2,643 shares subject to outstanding RSUs for each of Ms. McSharry, Mr. Gray and Dr. Riedel; and 8,415 shares subject to outstanding stock options and 2,976 shares subject to outstanding RSUs for Mr. Schnee.

(5)	The dollar amount in this column for Dr. Sohn represents reimbursed continuing director education fees.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policy and Procedures for Review of Related Party Transactions

We have adopted a Related Party Transaction Policy that sets forth our procedures for the identification, review, consideration and approval or ratification of “related-person transactions.” For purposes of our policy, a “related-person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related person” are, were or will be participants and in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A “related person” is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy, if a transaction has been identified as a related-person transaction (including any transaction that was not a related-person transaction when originally consummated or any transaction that was not initially identified as a related-person transaction prior to consummation), our management must present information regarding the related-person transaction to our audit committee (or, if audit committee approval would be inappropriate, to another independent body of our board of directors) for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related person(s), the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will, on an annual basis, collect information that our General Counsel deems reasonably necessary from each director, executive officer and (to the extent feasible) significant shareholder to enable us to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under our code of conduct, our employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest to our General Counsel, or, if the employee is an executive officer, to our board of directors. In considering related-person transactions, our audit committee (or other independent body of our board of directors) will take into account the relevant available facts and circumstances including, but not limited to, the risks, costs and benefits to us, the terms of the transaction, the availability of other sources for comparable services or products and, if applicable, the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated.

The policy requires that, in determining whether to approve, ratify or reject a related-person transaction, our audit committee (or other independent body of our board of directors) must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our shareholders, as our audit committee (or other independent body of our board of directors) determines in the good faith exercise of its discretion.

Certain Transactions With or Involving Related Persons

We have entered into indemnification agreements with our directors, executive officers and certain other of our officers and employees. These indemnification agreements require us, under the circumstances and to the extent provided for therein, to indemnify such persons to the fullest extent permitted by applicable law against certain expenses and other amounts incurred by any such person as a result of such person being made a party to certain actions, suits, proceedings and other actions by reason of the fact that such person is or was a director, officer, employee, consultant, agent or fiduciary of our company or any of our subsidiaries or other affiliated enterprises. The rights of each person who is a party to an indemnification agreement are in addition to any other rights such person may have under our memorandum and articles of association, the 2014 Act, any other agreement, a vote of the shareholders of our company, a resolution of directors of our company or otherwise. We believe that these agreements are necessary to attract and retain qualified persons as our officers and directors. We also maintain directors’ and officers’ liability insurance.

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2016 NOTICE OF MEETING AND PROXY STATEMENT

PROPOSAL 1

ELECTION OF DIRECTORS

Our board of directors is divided into three classes, designated Class I, Class II and Class III. The term of the Class II directors will expire on the date of the annual meeting; the term of the Class III directors will expire on the date of our 2017 annual general meeting of shareholders; and the term of the Class I directors will expire on the date of our 2018 annual general meeting of shareholders. At each annual general meeting of shareholders, successors to the directors whose term expires at that annual general meeting are put forward for election for a three-year term.

The board of directors currently has eleven members and there are no vacancies. There are currently four directors in Class II, the class whose term of office expires at the annual meeting, all of whom are standing for election at the annual meeting. All four directors were nominated for election by the board of directors upon the recommendation of our nominating and corporate governance committee. All four directors were previously elected to our board of directors by our shareholders.

In order to be elected as a director at the annual meeting, each nominee must be appointed by an ordinary resolution, meaning each must individually receive the affirmative vote of a majority of the votes cast by the holders of ordinary shares represented in person or by proxy at the annual meeting (including any adjournment thereof). If any nominee becomes unavailable for election as a result of an unexpected occurrence, the proxy holders will vote your proxy for the election of any substitute nominee as may be proposed by the nominating and corporate governance committee. Each nominee has consented to being named as a nominee in this proxy statement and has agreed to serve if elected, and we have no reason to believe that any nominee will be unable to serve. If elected at the annual meeting, each nominee would serve as a director until the 2019 annual general meeting of shareholders and until his successor has been elected and qualified, or, if sooner, until his death, resignation, retirement, disqualification or removal. It is our policy to invite directors and nominees for director to attend annual general meetings of shareholders. All eleven of our then-serving directors attended our 2015 annual general meeting of shareholders.

Vacancies on the board of directors, including a vacancy that results from an increase in the authorized number of directors, may be filled only by the affirmative vote of a majority of the directors then in office, provided that a quorum is present at the relevant board meeting. A director elected by the board of directors to fill a vacancy in a class will serve for the remainder of the full term of that class and until the director’s successor is elected and qualified, or, if sooner, until her or his death, resignation, retirement, disqualification or removal.

The following includes a brief biography of each nominee for director and each of our other current directors, including their respective ages, as of June 1, 2016. Each biography includes information regarding the specific experience, qualifications, attributes or skills that led the nominating and corporate governance committee and the board of directors to determine that the applicable nominee or other current director should serve as a member of the board of directors. We examine the experience and expertise of our board as a whole to ensure alignment between the abilities and contributions of our board and our strategic priorities and long-range plan, emphasizing, among other things, expertise in global and U.S. sales and marketing and product development, in financial management and in corporate development transactions.

Class II Director Nominees for Election for a Three-Year Term Expiring at the 2019 Annual General Meeting

PAUL L. BERNS
Chairman and Chief Executive Officer of Anacor Pharmaceuticals, Inc.
Age 49

Mr. Berns has served as a member of our board of directors since the closing of the Azur Merger in January 2012 and was a director of Jazz Pharmaceuticals, Inc. from 2010 until the closing of the Azur Merger. In March 2014, Mr. Berns was appointed as the Chief Executive Officer and President of Anacor Pharmaceuticals, Inc., a biopharmaceutical company. He has served as a member of the board of directors of Anacor Pharmaceuticals, Inc. since 2012 and served as Chairman of its board of directors since 2013. From September 2012 to March 2014, he was a self-employed consultant to the pharmaceutical industry. From March 2006 to September 2012, he served as President and Chief Executive Officer, and as a member of the board of directors, of Allos Therapeutics, Inc., a pharmaceutical company acquired by Spectrum Pharmaceuticals, Inc. From July 2005 to March 2006, Mr. Berns was a self-employed consultant to the pharmaceutical industry. From June 2002 to July 2005, Mr. Berns was President, Chief Executive Officer and a director of Bone Care International, Inc., a specialty pharmaceutical company that was acquired by Genzyme Corporation in 2005. From 2001 to 2002, Mr. Berns served as Vice President and General Manager of the Immunology, Oncology and Pain Therapeutics business unit of Abbott Laboratories, a pharmaceutical company. From 2000 to 2001, he served as Vice President, Marketing of BASF Pharmaceuticals/Knoll, a pharmaceutical company, and from 1990 to 2000, Mr. Berns held various positions, including senior management roles, at Bristol-Myers Squibb Company, a pharmaceutical company. Mr. Berns has been a member of the board of directors of Cellectar Biosciences, Inc. (formerly Novelos

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Proposal 1 (continued)

Therapeutics, Inc.) since November 2013, but will be stepping off the board in June 2016. He served as a director of XenoPort, Inc. from 2005 to May 2016. Mr. Berns received a B.S. in Economics from the University of Wisconsin. With his experience as Chief Executive Officer of Allos Therapeutics, Inc., Anacor Pharmaceuticals, Inc. and Bone Care International Inc., and his experience serving on the boards of directors of public companies, Mr. Berns provides significant management expertise and industry knowledge to our board of directors.

PATRICK G. ENRIGHT
Managing Director, Longitude Capital
Age 54

Mr. Enright has served as a member of our board of directors since the closing of the Azur Merger in January 2012 and was a director of Jazz Pharmaceuticals, Inc. from 2009 until the closing of the Azur Merger. Since 2006, Mr. Enright has served as a Managing Director of Longitude Capital, a venture capital firm, of which he is a founder. From 2002 through 2006, Mr. Enright was a Managing Director of Pequot Ventures, a venture capital investment firm, where he co-led the life sciences investment practice. He currently serves on the boards of directors of Aimmune Therapeutics, Inc., a biopharmaceutical company, Corcept Therapeutics Incorporated, a pharmaceutical company, Esperion Therapeutics, Inc., a pharmaceutical company, and several privately held companies. Mr. Enright received a B.S. from Stanford University and an M.B.A. from the Wharton School at the University of Pennsylvania. Based on his experience as a venture capital investor focused on life sciences companies and his past work in the pharmaceutical industry, Mr. Enright brings to our board of directors over 25 years of operating experience and financial expertise in the life sciences industry.

SEAMUS MULLIGAN
Chairman and Chief Executive Officer of Adapt Pharma Ltd.
Age 55

Mr. Mulligan has served as a member of our board of directors since the closing of the Azur Merger in January 2012 and was a founder and principal investor of Azur Pharma. Since 2014, Mr. Mulligan has served as Chairman and Chief Executive Officer of Adapt Pharma Ltd., a specialty pharmaceutical company, and since 2006, Mr. Mulligan has also served as Executive Chairman of Circ Pharma Limited and its subsidiaries, a pharmaceutical development stage group. Mr. Mulligan served as our Chief Business Officer, International Business Development from the closing of the Azur Merger until February 2013. Mr. Mulligan served as Azur Pharma’s Chairman and Chief Executive Officer and as a member of its board of directors from 2005 until the closing of the Azur Merger. From 1984 until 2004, he held various positions with Elan Corporation, plc, a pharmaceutical company, most recently as Executive Vice President, Business and Corporate Development, and prior to that position, held the roles of President of Elan Pharmaceutical Technologies, the drug delivery division of Elan Corporation, plc, Executive Vice President, Pharmaceutical Operations, Vice President, U.S. Operations and Vice President, Product Development. He served as a member of the board of directors of the U.S. National Pharmaceutical Council until 2004. Mr. Mulligan received a B.Sc. (Pharm) and M.Sc. from Trinity College Dublin. As a founder of Azur Pharma and a pharmaceutical industry executive, Mr. Mulligan brings to our board of directors an expertise in business development and over 30 years of experience in the pharmaceutical industry.

NORBERT G. RIEDEL, Ph.D.
Chief Executive Officer and President of Aptinyx, Inc.
Age 58

Dr. Riedel has served as a member of our board of directors since May 2013. Since September 2015, Dr. Riedel has served as Chief Executive Officer and President of Aptinyx, Inc., a biopharmaceutical company spun out of its predecessor company, Naurex, Inc., where Dr. Riedel served as Chief Executive Officer and President from January 2014 to September 2015. From 2001 to January 2013, he served as Corporate Vice President and Chief Scientific Officer of Baxter International Inc., a diversified healthcare company, where from 1998 to 2001, he also served as President and General Manager of the recombinant therapeutic proteins business unit and Vice President of Research and Development of the bioscience business unit. From 1996 to 1998, Dr. Riedel served as head of worldwide biotechnology and worldwide core research functions at Hoechst-Marion Roussel, now Sanofi, a global pharmaceutical company. Dr. Riedel serves on the board of directors of Ariad Pharmaceuticals, Inc., an oncology company, and the board of directors of the Illinois Biotechnology Industry Organization. Dr. Riedel is also a member of the Austrian Academy of Sciences. Dr. Riedel is an Adjunct Professor at Boston University School of Medicine and an Adjunct Professor of Medicine at Northwestern University’s Feinberg School of Medicine. Dr. Riedel holds a Diploma in biochemistry and a Ph.D. in biochemistry from the University of Frankfurt. Dr. Riedel brings significant scientific, drug discovery and development, and commercial expertise to our board of directors with over 20 years of experience in the biotechnology and pharmaceutical industries.

The board of directors recommends a vote “FOR” each nominee named above.

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Class III Directors Continuing in Office Until the 2017 Annual General Meeting

BRUCE C. COZADD
Chairman and Chief Executive Officer
Age 52

Mr. Cozadd has served as our Chairman and Chief Executive Officer since the closing of the Azur Merger in January 2012. He co-founded Jazz Pharmaceuticals, Inc. and has served (and continues to serve) as Chairman and Chief Executive Officer of Jazz Pharmaceuticals, Inc. since April 2009. From 2003 until 2009, he served as Jazz Pharmaceuticals, Inc.’s Executive Chairman and as a member of its board of directors. From 1991 until 2001, he held various positions with ALZA Corporation, a pharmaceutical company acquired by Johnson & Johnson, most recently as Executive Vice President and Chief Operating Officer, with responsibility for research and development, manufacturing and sales and marketing. Previously at ALZA Corporation he held the roles of Chief Financial Officer and Vice President, Corporate Planning and Analysis. He serves on the boards of Cerus Corporation, a biomedical products company, Threshold Pharmaceuticals, Inc., a clinical stage biopharmaceutical company, The Nueva School, a non-profit organization, and SFJAZZ, a non-profit organization. He received a B.S. from Yale University and an M.B.A. from the Stanford Graduate School of Business. As our Chief Executive Officer, he brings to our board of directors a detailed knowledge of our business.

HEATHER ANN MCSHARRY
Director, CRH plc and Greencore Group plc
Age 54

Ms. McSharry has served as a member of our board of directors since May 2013. Ms. McSharry currently serves as a non-executive director on the boards of directors of several public and private companies, including Greencore Group plc, an international manufacturer of convenience foods, and CRH plc, an international building materials group. From 2006 to 2009, Ms. McSharry was Managing Director Ireland of Reckitt Benckiser, a multinational health, home and hygiene consumer products company. From 1989 to 2006, she held various positions at Boots Healthcare, a leading global consumer healthcare company, most recently as Managing Director of Boots Healthcare Ireland Limited. From 2007 to 2011, Ms. McSharry served on the board of directors of the Bank of Ireland, where she was a member of its audit committee from 2009 to 2011. Ms. McSharry served on the board of the Industrial Development Agency in Ireland from 2010 to 2014, where she was Chair of the audit and finance committee. Ms. McSharry holds a Bachelor of Commerce and a Master of Business Studies degree from University College Dublin. Ms. McSharry brings to our board of directors almost 30 years of experience in multiple international industries including healthcare, consumer goods and financial services.

RICK E WINNINGHAM
Chief Executive Officer and Chairman of the Board of Directors of Theravance Biopharma, Inc.
Age 56

Mr. Winningham has served as a member of our board of directors since the closing of the Azur Merger in January 2012 and was a director of Jazz Pharmaceuticals, Inc. from 2010 until the closing of the Azur Merger. In May 2014, Mr. Winningham was appointed as Lead Independent Director of our board of directors. Mr. Winningham has served as Chief Executive Officer and Chairman of the Board of Directors of Theravance Biopharma, Inc., a biopharmaceutical company, since its spin-off from Theravance, Inc. (now called Innoviva, Inc.) in June 2014. From October 2001 to August 2014, Mr. Winningham served as Chief Executive Officer of Theravance, Inc., where he also served as Chairman of the Board of Directors from April 2010 to October 2014. From 1997 to 2001, he served as President of Bristol-Myers Squibb Oncology/Immunology/Oncology Therapeutics Network and, from 2000 to 2001, as President of Global Marketing. He served as a member of the board of directors of the California Healthcare Institute, or CHI, from November 2011 to March 2015 and served as its Chairman from January 2014 until CHI merged with Bay Area Bioscience Association to become the California Life Sciences Association, or CLSA, in March 2015. Mr. Winningham was Chairman of CLSA from March 2015 until November 2015. Mr. Winningham is also a member of the board of directors of OncoMed Pharmaceuticals, Inc., a clinical stage biotechnology company. Mr. Winningham is a past member of Biotechnology Industry Organization’s board of directors and served on the Health Section Governing Board Standing Committee on Reimbursement. Mr. Winningham holds an M.B.A. from Texas Christian University and a B.S. from Southern Illinois University. Mr. Winningham’s experience in senior management positions in the pharmaceutical industry provides significant industry knowledge and operational and management expertise to our board of directors.

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Class I Directors Continuing in Office Until the 2018 Annual General Meeting

PETER GRAY
Chairman, UDG Healthcare plc
Age 61

Mr. Gray has served as a member of our board of directors since May 2013 and was appointed as chairperson of our audit committee in April 2014. Mr. Gray currently serves as Chairman of the board of directors of UDG Healthcare plc, an international provider of healthcare services, and as a business consultant to the pharmaceutical industry. In September 2011, Mr. Gray retired from his position as Chief Executive Officer of ICON plc, a global provider of outsourced development services to the pharmaceutical, biotechnology and medical device industries, which he held since November 2002. At ICON plc, Mr. Gray previously served as Group Chief Operating Officer from June 2001 to November 2002 and Chief Financial Officer from June 1997 to June 2001. Mr. Gray holds a degree in law from Trinity College Dublin and qualified as a chartered accountant in 1981. Based on his experience as Chief Executive Officer and Chief Financial Officer of ICON plc, Mr. Gray brings to our board of directors and audit committee over 20 years of experience in financial and operational management within the pharmaceutical industry.

KENNETH W. O’KEEFE
Chief Executive Officer of Beecken Petty O’Keefe & Company
Age 49

Mr. O’Keefe has served as a member of our board of directors since the closing of the Azur Merger in January 2012 and was a director of Jazz Pharmaceuticals, Inc. from 2004 until the closing of the Azur Merger. Since November 2015, he has been Chief Executive Officer of Beecken Petty O’Keefe & Company, a private equity firm, which he co-founded. From January 2011 to November 2015, he was Managing Partner, and from 1997 to January 2011, he was Managing Director, of Beecken Petty O’Keefe & Company. He serves on the boards of several privately held healthcare companies. He received a B.A. from Northwestern University and a M.B.A. from the University of Chicago. As a member of Beecken Petty O’Keefe & Company, Mr. O’Keefe brings to our board of directors significant expertise in accounting and financial matters and in analyzing and evaluating financial statements, as well as substantial experience managing private equity investments. He serves or has served on the audit committee of several companies in the healthcare industry. As the former chairperson of our audit committee, Mr. O’Keefe brings to our board of directors detailed knowledge of our financial position and financial statements.

ELMAR SCHNEE
Chief Operating Officer of MindMaze SA
Age 57

Mr. Schnee has served as a member of our board of directors since August 2014 and previously served as a director of Gentium (now a subsidiary of Jazz Pharmaceuticals plc) from May 2012 until April 2014. Mr. Schnee has served as Chief Operating Officer of MindMaze SA, a neuro-technology company, since June 2016. From November 2013 to August 2015, Mr. Schnee served as a non-executive director of Cardiorentis Ltd., a biopharmaceutical company, where he served as Chairman and Chief Executive Officer from October 2011 until November 2013. From 2003 to 2011, Mr. Schnee held various positions at Merck KGaA, a global pharmaceutical and chemical group. He joined Merck KGaA in 2003 as Managing Director of Merck Santé S.A.S. In January 2004, Mr. Schnee assumed responsibility for global operations of the ethical pharmaceuticals division of Merck KGaA, and in November 2005, Mr. Schnee was appointed as Deputy Member of the Executive Board responsible for the pharmaceuticals business. In 2006, he was appointed as a member of the Executive Board and General Partner of Merck KGaA, with responsibility for global pharmaceutical activities, and served in this position until 2011. Prior to Merck KGaA, Mr. Schnee held senior positions in strategy, business development and marketing at UCB SA, Sanofi-Synthélabo SA, Migliara/Kaplan Associates, Inc. and Fisons Pharmaceutical PLC. In addition, Mr. Schnee serves on the board of directors of four privately held life sciences companies. Mr. Schnee holds both a bachelor’s degree in marketing and a master’s degree in marketing and general management from the Swiss Institute of Business Administration in Zurich. With his experience as Chairman and Chief Executive Officer of Cardiorentis Ltd., his operational experience at Merck KGaA and other companies and his experience serving on the boards of directors of life sciences companies, including Gentium, Mr. Schnee brings to our board of directors significant management expertise and industry knowledge.

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Proposal 1 (continued)

CATHERINE A. SOHN, PHARM.D.
Director, Neuralstem, Inc. and Landec Corporation
Age 63

Dr. Sohn has served as a member of our board of directors since July 2012. Dr. Sohn is the founder of Sohn Health Strategies, where since 2010 she has consulted for pharmaceutical, biotechnology, medical device and consumer healthcare companies in the areas of business strategy, business development and strategic product development. She joined the board of directors of Neuralstem, Inc., a biotechnology company, in January 2014 and has served as a director of Landec Corporation, a material sciences company, since November 2012. From 1982 to 2010, she was with GlaxoSmithKline plc, a pharmaceutical company (and with SmithKline Beecham plc before its merger with Glaxo Wellcome plc), where she served most recently as Senior Vice President, Worldwide Business Development and Strategic Alliances in the GSK Consumer Healthcare division, and previously was Vice President, Worldwide Strategic Product Development in the pharmaceutical division. Before that, she held a series of positions in Medical Affairs, Pharmaceutical Business Development and U.S. Product Marketing, also in the pharmaceutical division. Dr. Sohn currently holds the positions of Adjunct Professor at the University of California, San Francisco and Dean’s Professor at the University of the Sciences in Philadelphia. She received a Pharm.D. from the University of California, San Francisco, School of Pharmacy. She also received a Certificate of Professional Development from the Wharton School at the University of Pennsylvania. Dr. Sohn was named Woman of the Year by the Healthcare Businesswomen’s Association (2003) and is a Certified Licensing Professional and a National Association of Corporate Directors (NACD) Board Leadership Fellow. Dr. Sohn brings to our board of directors three decades of product development, marketing and business development experience in the pharmaceutical industry and a global perspective that is directly relevant to our company.

There are no family relationships among any of our executive officers and directors.

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PROPOSAL 2

RATIFY, ON A NON-BINDING ADVISORY BASIS, THE APPOINTMENT OF

INDEPENDENT AUDITORS AND AUTHORIZE, IN A BINDING VOTE, THE BOARD OF DIRECTORS, ACTING THROUGH THE AUDIT COMMITTEE, TO DETERMINE THE INDEPENDENT AUDITORS’ REMUNERATION

Pursuant to authority delegated by the board of directors, the audit committee of the board of directors is responsible for the appointment, remuneration and retention of our independent auditors. The audit committee has selected and appointed KPMG, Dublin, a registered public accounting firm, as our independent auditors to audit our consolidated financial statements for the year ending December 31, 2016. Under Irish law, KPMG will be deemed to be reappointed as our independent auditors at the annual meeting without the necessity of a shareholder vote. However, our shareholders are being asked in this proposal to ratify such appointment on a non-binding advisory basis because we value our shareholders’ views on the company’s independent auditors. The board of directors and the audit committee intend to consider the results of this vote in making determinations in the future regarding the appointment of the company’s independent auditors. In addition, our shareholders are being asked to authorize the board of directors, acting through the audit committee, to determine KPMG’s remuneration. This authorization is required by Irish law.

KPMG has been engaged to audit our financial statements, beginning with our consolidated financial statements for the fiscal year ended December 31, 2012, since the consummation of the Azur Merger. Representatives of KPMG are expected to be present at the annual meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Proposal 2 is an ordinary resolution and must receive the affirmative vote of a majority of the votes cast in person or by proxy at the annual meeting (including any adjournment thereof) in order to be approved.

Independent Registered Public Accounting Firm Fees and Services

In connection with the audit of our 2015 financial statements, we entered into an engagement agreement with KPMG which sets forth the terms under which KPMG performed audit and tax services for the company.

The following table represents aggregate fees billed to us for the years ended December 31, 2015 and 2014 by KPMG (in thousands):

	Year Ended December 31,
	2015	2014
Audit Fees	$1,381	$1,561
Audit-Related Fees	73	—
Tax Fees	901	831
Tax compliance services	491	525
Tax advisory services	410	306
All Other Fees	3	3

Total Fees	$2,358	$2,395

Audit Fees: Consists of fees and expenses for professional services in respect of the audit of the company’s consolidated financial statements and of our internal control over financial reporting, the review of quarterly consolidated financial statements and statutory audits.

Audit-Related Fees: Consists of fees for assurance and related services related to audit and other attestation services performed by KPMG as required by statute, regulation or contract and which are not reported under “Audit Fees.”

Tax Fees: Consists of fees and expenses for professional services for tax compliance, tax advice and tax planning. Tax compliance services consist of professional services related to domestic and international tax compliance, and assistance with domestic and international tax return preparation. Tax advisory service fees relate to tax advice and planning services provided to us in connection with significant transactions undertaken by the company in 2015 and 2014. During the year ended December 31, 2015, fees and expenses of approximately $491,000 were billed in connection with tax compliance services and fees and expenses of approximately $410,000 were billed in connection with tax advice and planning services. During the year ended December 31, 2014, fees and expenses of approximately $525,000 were billed in connection with tax compliance services and fees and expenses of approximately $306,000 were billed in connection with tax advice and planning services.

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Proposal 2 (continued)

All Other Fees: Consists of fees for products and services other than the services described above. For the years ended December 31, 2015 and 2014, these fees were paid in connection with access to the online accounting and tax research tool of KPMG.

All of the services and fees described above were approved by our audit committee.

As shown in the table above, less than 39% of the total fees that KPMG billed us for services in 2015 were for services other than audit or audit-related services, and approximately 0.1% of the total fees that KPMG billed us for services in 2015 were for services other than audit, audit-related and tax compliance/advisory services.

Pre-Approval Policies and Procedures

Our audit committee has a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm. Our policy generally requires the pre-approval of specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the audit committee’s approval of the scope of the engagement of the independent auditor or on an individual explicit case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the audit committee’s members, but the decision must be reported to the full audit committee at its next scheduled meeting.

Independence

Our audit committee determined that the rendering of the services other than audit services by our independent registered public accounting firm is compatible with maintaining the principal accountant’s independence.

The board of directors recommends a vote “FOR” Proposal 2.

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PROPOSAL 3

NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

Overview

Under the Dodd-Frank Act and Section 14A of the Exchange Act, our shareholders are entitled to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC. This nonbinding advisory vote is commonly referred to as a “say-on-pay” vote.

At our 2012 annual general meeting of shareholders, our shareholders indicated their preference that we hold a non-binding say-on-pay vote every year and our board of directors has adopted a policy that is consistent with that preference. At our 2015 annual general meeting of shareholders, the shareholders overwhelmingly approved our say-on-pay proposal, with over 98% of the total votes cast voting in favor of the proposal.

This year we are again asking our shareholders to vote “FOR” the advisory approval of the compensation of our named executive officers as disclosed in the “Compensation Discussion and Analysis,” the compensation tables and the related narrative disclosure contained in this proxy statement beginning on page 32. As discussed in those disclosures, our compensation committee believes that the compensation policies and elements described in this proxy statement provide the necessary incentives to properly align our executive officers’ performance with the interests of our shareholders while maintaining equitable and competitive executive compensation practices that enable us to attract and retain the highest caliber of executive officers.

Executive Compensation Highlights

Key Features of Our Compensation Program

	What We Do		What We Don’t Do
☑	Design executive compensation to align pay with performance	☒	No excessive change in control or severance payments
☑	Balance short-term and long-term incentive compensation to make sure majority of executive compensation is “at-risk”	☒	No “single-trigger” cash or equity change in control benefits
☑	100% independent directors on the Compensation Committee	☒	No repricing of underwater stock options without prior shareholder approval
☑	Independent compensation consultant reporting directly to the Compensation Committee	☒	No excessive perquisites
☑	Maintain share ownership guidelines	☒	No tax gross-ups on severance or change in control benefits
☑	Provide “double-trigger” change in control benefits	☒	No post-termination retirement or pension benefits that are not available to our employees generally
☑	Prohibit hedging and pledging by executive officers and directors	☒	No guaranteed bonuses or base salary increases

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Proposal 3 (continued)

Components of Our Executive Compensation Program

Our executive compensation program consists of three principal components: base salary, performance bonus awards and equity grants.

For more information on the principal components of our executive compensation program, see “Executive Compensation—Compensation Discussion and Analysis—Executive Compensation Program.”

Say-on-Pay Vote

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. The board of directors is asking our shareholders to indicate their support for the compensation of our named executive officers as described in this proxy statement by casting a nonbinding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to Jazz Pharmaceuticals’ named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

Because the vote is advisory, it is not binding on the board of directors or the company. Nevertheless, the views expressed by our shareholders, whether through this vote or otherwise, are important to management and the board of directors and, accordingly, the board of directors and the compensation committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Proposal 3 is an ordinary resolution and must receive the affirmative vote of a majority of the votes cast in person or by proxy at the annual meeting (including any adjournment thereof) in order to be approved.

Unless our board of directors modifies its policy on the frequency of future advisory votes on the compensation of our named executive officers, the next advisory vote on the compensation of our named executive officers will be held at the 2017 annual general meeting of shareholders.

The board of directors recommends a vote “FOR” Proposal 3.

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BACKGROUND TO PROPOSALS 4A AND 4B

The purpose of the 2014 Act, which became effective on June 1, 2015, was to consolidate and modernize Irish company law. Proposals 4A and 4B are being proposed in response to the enactment of the 2014 Act. Proposals 4A and 4B both relate to administrative adjustments to ensure the continued application of the substantive content of our memorandum and articles of association without change due simply to the enactment of the 2014 Act (in addition to minor “housekeeping” amendments). Under Irish law, separate special resolutions are required to approve any amendment to a public company’s memorandum of association and any amendment to its articles of association notwithstanding that together they comprise the company’s constitutional documents. We are therefore asking shareholders to separately vote on Proposals 4A and 4B.

Each of Proposals 4A and 4B is subject to the other being approved by the shareholders, and as a result, both Proposals will fail and will not be implemented if either Proposal is not approved.

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PROPOSAL 4A

APPROVE AMENDMENTS TO THE COMPANY’S MEMORANDUM OF ASSOCIATION

The following description of the proposed amendments is only a summary and is qualified entirely by reference to the complete text of the proposed amendments, which is attached to this proxy statement as Part I of Annex B. We urge you to read Part I of Annex B in its entirety before casting your vote.

Although the changes to Irish company law in the 2014 Act will not impact our day-to-day operations, we must make minor administrative adjustments to our memorandum of association to ensure the continued application of the substantive content of our memorandum of association without change due simply to the enactment of the 2014 Act.

This special resolution is being proposed in order to make minor amendments to clause 2, clause 3(p) and clause 7 of our memorandum of association so as to, in the case of clause 2 and clause 3(p), update the statutory references in those clauses to be consistent with the 2014 Act, and in the case of clause 7, to make a minor “housekeeping” amendment to align the reference with a defined term in our articles of association.

None of the proposed amendments to the memorandum of association will change the rights of shareholders.

The proposed amendments to our memorandum of association are each specifically described in the text of the resolution below, as required under Irish law.

The board of directors is asking our shareholders to vote “FOR” the following special resolution:

“RESOLVED, that as a special resolution, subject to and conditional upon Proposal 4B being passed, the following amendments, as shown in Part I of Annex B of this proxy statement, be made to the Memorandum of Association:

(a)	the deletion of the existing clause 2 and the substitution therefor of the following new clause 2: “2. The Company is a public limited company deemed to be a PLC to which Part 17 of the Companies Act 2014 applies”;

(b)	the words “as defined by section 155 of the Companies Act 1963 or another subsidiary as defined by the said Section” in clause 3(p) be deleted and the words “(within the meaning of the Companies Act)” be substituted therefor; and

(c)	the words “memorandum of association” in clause 7 be deleted and the word “Memorandum” be substituted therefor.”

As required under Irish law, Proposal 4A is a special resolution that requires the affirmative vote of the holders of at least 75% of the votes cast in person or by proxy at the annual meeting (including any adjournment thereof) in order to be approved. In addition, Proposal 4A is subject to Proposal 4B being approved. Therefore, unless shareholders approve Proposal 4B, Proposal 4A will fail and will not be implemented, notwithstanding that shareholders may have approved Proposal 4A.

The board of directors recommends a vote “FOR” Proposal 4A.

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2016 NOTICE OF MEETING AND PROXY STATEMENT

PROPOSAL 4B

APPROVE AMENDMENTS TO THE COMPANY’S ARTICLES OF ASSOCIATION

The following description of the proposed amendments is only a summary and is qualified entirely by reference to the complete text of the proposed amendments, which is attached to this proxy statement as Part II of Annex B. We urge you to read Part II of Annex B in its entirety before casting your vote.

In addition to the proposed amendments described in Proposal 4A to our memorandum of association, we must make corresponding amendments to our articles of association to ensure the continued application of the substantive content of our articles of association without change due simply to the enactment of the 2014 Act. We are also proposing to make other minor “housekeeping” amendments.

The 2014 Act adopts a new approach to dealing with the articles of association of all Irish companies, including the company, and introduces new terminology in this regard. Instead of providing, as previous Irish company law had, for a model set of regulations that apply unless otherwise excluded by a company’s articles of association, the 2014 Act includes optional provisions interspersed throughout the 2014 Act which each apply to regulate a company unless its constitutional documents provide otherwise.

Our current constitutional documents dis-applied the model set of regulations set forth in the previous Irish company law. Instead, we adopted a tailored memorandum of association and articles of association. Now that the 2014 Act is effective, we are proposing to make administrative adjustments to our articles of association in order to continue our existing approach of setting out the regulations governing the company in our constitutional documents, rather than by defaulting to the statutory provisions. In order to ensure that these provisions continue to apply as intended, we are also proposing to include a provision, set out in article 1 of the amended articles of association, to dis-apply certain optional provisions introduced by the 2014 Act, in line with our current approach under our existing articles of association. This approach provides certainty for our board of directors and shareholders by ensuring that the entirety of our governance arrangements, other than those arrangements that are mandatory under applicable law, are contained in one coherent document that can be easily reviewed, instead of requiring our board of directors and shareholders to identify and review a list of optional provisions that are interspersed throughout the 2014 Act, which are not in all cases easily identifiable.

In addition, we are also proposing a small number of minor “housekeeping” amendments to the articles of association at this time in order to correct certain typographical and similar errors, to update certain defined terms and to update certain articles to more properly reflect our present circumstances.

Part I of Annex A contains a table setting out a summary of the optional provisions from which we propose to opt out. Part II of Annex A contains a table setting out a summary of the optional provisions which we propose would not be dis-applied. Finally, Part III of Annex A contains a table setting out a summary of the proposed changes to be made relating to the introduction of the 2014 Act or for housekeeping reasons.

None of the proposed amendments to the company’s articles of association will materially change the rights of our shareholders.

The board of directors is asking our shareholders to vote “FOR” the following special resolution:

“RESOLVED, that as a special resolution, subject to and conditional upon Proposal 4A being passed, the Articles of Association be and are hereby amended in the manner provided in Part II of Annex B of this proxy statement.”

As required under Irish law, Proposal 4B is a special resolution that requires the affirmative vote of the holders of at least 75% of the votes cast in person or by proxy at the annual meeting (including any adjournment thereof) in order to be approved. In addition, Proposal 4B is subject to Proposal 4A being approved. Therefore, unless shareholders approve Proposal 4A, Proposal 4B will fail and will not be implemented, notwithstanding that shareholders may have approved Proposal 4B.

The board of directors recommends a vote “FOR” Proposal 4B.

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2016 NOTICE OF MEETING AND PROXY STATEMENT

PROPOSAL 5

AUTHORIZE THE COMPANY AND/OR ANY SUBSIDIARY OF THE COMPANY TO

MAKE OPEN MARKET PURCHASES OF THE COMPANY’S ORDINARY SHARES

In 2014 and 2015, we received shareholder authorization to make open market purchases of our ordinary shares. Our management believes it is important to continue to preserve our flexibility to manage the number of our outstanding ordinary shares. We may currently effect purchases of our ordinary shares either pursuant to the market purchase authorization approved by our shareholders at our 2015 annual general meeting of shareholders or under the redemption authority in our articles of association.

In August 2015, we completed repurchases under a share repurchase program that was initiated in May 2013 under which we were authorized to repurchase a number of ordinary shares having an aggregate repurchase price of up to $200 million, exclusive of any brokerage commissions. In November 2015, our board of directors authorized a new share repurchase program pursuant to which we are currently authorized to repurchase a number of ordinary shares having an aggregate purchase price of up to $300 million, exclusive of any brokerage commissions. During 2015, we repurchased approximately 0.4 million of our ordinary shares in open market purchases pursuant to both share repurchase programs. During the first quarter of 2016, we repurchased approximately 1.1 million of our ordinary shares in open market purchases under the current share repurchase program and, as of March 31, 2016, the amount remaining under our current share repurchase program was $125.4 million. All repurchases under our former and current share repurchase programs have been effected as redemptions pursuant to our articles of association. Whether or not this Proposal 5 is approved by our shareholders, we will retain our ability to effect repurchases as redemptions pursuant to our articles of association, although after January 30, 2017, our subsidiaries will not be able to make open market purchases of our ordinary shares if this Proposal 5 is not approved.

In this proposal, shareholders are being asked to authorize the company and/or any of its subsidiaries to make open market purchases of up to 9,195,740 ordinary shares, which is equal to 15% of our ordinary shares issued and outstanding as of December 31, 2015, in accordance with the 2014 Act, for 18 months from the date of such authorization. Accordingly, if this Proposal 5 is approved by our shareholders, the authority conferred thereby will expire on the close of business on February 3, 2018, unless re-approved by our shareholders prior to such date. Acquisitions of our ordinary shares under this authority would be made only at price levels that the board of directors considers to be in the best interests of our shareholders generally, after taking into account our overall financial position. In addition, this authority is being requested to make open market purchases at a price not less than 80% or more than 105% of the then closing market price of those shares on the NASDAQ Global Select Market on the day preceding the day on which the relevant share is purchased.

In order for us or any of our subsidiaries to make open market purchases of our ordinary shares pursuant to the authority conferred under this Proposal 5, such shares must be purchased on a “recognized stock exchange”. The NASDAQ Global Select Market, on which our ordinary shares are listed, is specified as a recognized stock exchange for this purpose by Irish law. This general authority, if approved by our shareholders, will become effective from the date of the annual meeting.

The board of directors is asking our shareholders to vote “FOR” the following ordinary resolution:

“RESOLVED, that the company and any subsidiary of the company is hereby generally authorized to make overseas market purchases (as defined by section 1072(2) of the Irish Companies Act 2014) of ordinary shares in the company (“shares”) on such terms and conditions and in such manner as the board of directors (or a duly constituted committee thereof) of the company may determine from time to time but subject to the provisions of the Irish Companies Act 2014 and to the following provisions:

(a)	the maximum number of shares authorized to be acquired by the company and/or any subsidiary of the company pursuant to this resolution shall not exceed, together with any other valid and existing authority approved by shareholders, in the aggregate, 15% of the company’s issued ordinary shares outstanding as of December 31, 2015;

(b)	the maximum price to be paid for any share shall be an amount equal to 105% of the closing price on the NASDAQ Global Select Market for the shares on the trading day preceding the day on which the relevant share is purchased by the company or by the relevant subsidiary of the company, and the minimum price to be paid for any share shall be an amount equal to 80% of the closing price on the NASDAQ Global Select Market for the shares on the trading day preceding the day on which the relevant share is purchased by the company or by the relevant subsidiary of the company; and

(c)

this general authority will be effective from the date of passing of this resolution and will expire 18 months from the date of the passing of this resolution, unless previously varied, revoked or renewed in accordance with the provisions of section 1074 of the Irish Companies Act 2014. The company or any such subsidiary may, before such expiry, enter into a contract for the purchase

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Proposal 5 (continued)

of shares which would or might be executed wholly or partly after such expiry and may complete any such contract as if the authority conferred hereby had not expired.”

Proposal 5 is an ordinary resolution and must receive the affirmative vote of a majority of the votes cast in person or by proxy at the annual meeting (including any adjournment thereof) in order to be approved.

The board of directors recommends a vote “FOR” Proposal 5.

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BACKGROUND TO PROPOSALS 6 AND 7

Introduction

As a matter of Irish law, directors of an Irish public limited company must have specific authority from shareholders to allot and issue any of the company’s ordinary shares (other than pursuant to employee equity plans). In addition, when the directors of an Irish public limited company determine that it is in the best interests of the company to issue shares for cash, the company must first offer those shares on the same or more favorable terms to existing shareholders of the company on a pro-rata basis (commonly referred to as the statutory pre-emption right) unless this statutory pre-emption right is dis-applied, or opted-out of, by approval of the shareholders.

As a result of the Azur Merger, we effectively re-domiciled in Ireland and adopted articles of association that authorized our directors to allot and issue shares up to a maximum of our authorized but unissued share capital and dis-applied the statutory pre-emption right. Accordingly, subject to SEC and NASDAQ rules and regulations, our directors are currently authorized to issue shares, without shareholder approval, up to a maximum of our authorized but unissued share capital, and are further authorized to issue those shares for cash without first being required to offer those shares to all of our shareholders on a pro-rata basis. In this proxy statement, we refer to the share allotment and issuance authority and the pre-emption opt-out authority collectively as the share issuance authorities. These share issuance authorities have, since the Azur Merger, kept us on an equal footing with our peer companies who are incorporated and listed in the U.S. However, these share issuance authorities will expire on January 17, 2017 unless renewed by our shareholders.

Proposals 6 and 7, which we refer to as our Share Issuance Proposals, ask our shareholders to renew, for an additional five years, the same share issuance authorities that have been in place and that we have been operating under since the Azur Merger. Approval of these proposals extends—but does not expand—the current share issuance authorities of our board of directors. We are and will continue to be subject to all of the shareholder approval and other requirements that arise from our ordinary shares being listed exclusively on the NASDAQ Global Select Market and our being considered a U.S. domestic reporting company under SEC rules, and our board of directors will also continue to focus on and satisfy its fiduciary duties to our shareholders with respect to share issuances.

Many of the companies with which we compete strategically are listed and incorporated in the U.S., and are not subject to similar share issuance restrictions. We are asking you to approve our Share Issuance Proposals to allow us to continue to execute on our business and growth strategy in a timely and competitive manner.

Effect on Authorized Share Capital

Of the 300,000,000 ordinary shares we currently have authorized for issuance, as of the close of business on June 7, 2016, there were 60,486,047 ordinary shares outstanding and another              ordinary shares reserved for issuance under our various shareholder-approved equity plans and our Directors Deferred Compensation Plan. Renewal of the current share issuance authorities will not increase our authorized share capital or otherwise provide greater authority than is currently provided for under our articles of association, other than to renew the term of the share issuance authorities for an additional five years. In addition, we have no immediate plans, arrangements or understandings with respect to any share issuances for which renewal of the share issuance authorities is necessary, other than issuances of shares under our shareholder-approved equity plans and our Directors Deferred Compensation Plan.

Rationale for Seeking Renewal of Current Share Issuance Authorities

Ability to execute on our business and growth strategy without competitive disadvantage. The renewal of our share issuance authorities is fundamental to the way we intend to advance our business and increase shareholder value. Our growth strategy depends in part on our ability to identify, acquire, in-license, and/or develop additional products or product candidates. Our management and board of directors rely heavily on having the flexibility to quickly take advantage of strategic opportunities, including potential acquisitions and other capital-intensive opportunities. Many of these opportunities are highly competitive, with multiple parties often offering comparable or even the same economics. If Proposals 6 and 7 are not approved, we would be required to obtain shareholder approval prior to issuing any shares in connection with new strategic opportunities after January 17, 2017, even if we would not otherwise be required to obtain shareholder approval under NASDAQ rules. This could put us at a distinct disadvantage vis-à-vis many of our peers in competing for acquisitions and similar transactions and might make it difficult for us to complete such transactions in furtherance of our growth strategy, thus potentially limiting our ability to deploy capital to meet strategic goals that are in the best interests of our shareholders.

While we would still have the ability to seek shareholder approval in connection with a specific issuance of shares should our shareholders not approve Proposals 6 and 7, we do not believe that our ability to convene an extraordinary general meeting of shareholders to approve each specific share issuance that we would seek to undertake in furtherance of future strategic transactions is a workable alternative to obtaining approval of Proposals 6 and 7. The uncertainty of whether we could obtain shareholder approval for a specific issuance in the

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Background to Proposals 6 and 7 (continued)

context of any transaction, as well as the delays we would experience in seeking and obtaining such approval, could make any transaction bid that we submit less attractive, even if our bid was on economically better terms than competitive bids submitted by U.S.-listed companies not subject to similar share issuance restrictions. In addition, the case-by-case approval approach ignores market window and other deal timing and competitive realities. Likewise, the requirement to first offer shares that we propose to issue for cash to all of our existing shareholders in time-consuming pro-rata rights offerings would considerably reduce the speed at which we could complete capital-raising activities undertaken in furtherance of our growth strategy, would increase our costs and otherwise might make it difficult for us to complete such transactions, and could put us at a distinct disadvantage vis-à-vis many of our peers in competing for acquisitions and similar transactions.

We believe that we have been successful in executing on our long-term business plan and growth strategy, while also creating value for our shareholders. We have been engaged in targeted business development, applying a disciplined approach to allocating our resources between investments in our current commercial and development portfolio and acquisitions or in-licensing of new assets. Since the Azur Merger, we have completed company and asset acquisitions or in-licenses in transactions valued at over $2 billion in the aggregate, and recently announced that we have entered into a definitive agreement to acquire Celator Pharmaceuticals, Inc. for approximately $1.5 billion, which, following the anticipated closing of the acquisition, would further diversify our product portfolio by adding VYXEOS™, an investigational product in development, as a potential treatment for acute myeloid leukemia. Our completed transactions since the Azur Merger include the EUSA Acquisition and the Gentium Acquisition and the subsequent acquisition of rights to defibrotide in the Americas, each of which strengthened our commercial portfolio, and our acquisition of JZP-110, a late-stage investigational compound being developed for potential treatment of EDS in patients with narcolepsy and EDS in patients with obstructive sleep apnea. Each of these transactions were, and our acquisition of Celator will be, funded with cash on hand and/or borrowings under credit facilities, and we have otherwise been disciplined in our use of equity to provide funding for, or to complete, acquisitions or in-licensing of new assets. We have issued equity or equity-linked securities for capital raising purposes following the Azur Merger only in our August 2014 offering of exchangeable senior notes. These transactions speak to both the vibrancy of our targeted business development efforts and our disciplined use of equity, as well as our commitment to deploy capital wisely to meet strategic goals that are in the best interests of our shareholders. While we have been deliberately disciplined in our use of equity in our completed transactions, if Proposals 6 and 7 are not approved, we would potentially lose the flexibility to quickly take advantage of business development opportunities that would require the issuance of equity or equity-linked securities. We also believe that we have appropriately balanced investment in our growth with managing dilution through our share repurchase programs, under which we have repurchased approximately $375 million of our ordinary shares through March 31, 2016.

We do not believe that limitations derived from Irish market practice should apply to Jazz Pharmaceuticals. While not required by Irish law, we believe it has become market practice for companies whose share capital is listed on the Irish Stock Exchange, or ISE, to generally limit the share allotment and issuance authority to an amount equal to 33% of their issued share capital for a period of 12 to 18 months and to generally limit the dis-application of statutory pre-emption right to only 5% of their issued share capital for a period of 12 to 18 months. While these limitations in size and duration on the share issuance authorities are part of the corporate governance framework applicable to companies whose share capital is listed on the ISE (regardless of whether such companies are incorporated in Ireland or elsewhere), our ordinary shares are not, and never have been, listed on the ISE, and we are not subject to ISE share listing rules or governed by the corporate governance standards applicable to companies whose share capital is listed on the ISE.

As an Irish company, we are committed to complying with Irish law. We are legally required to seek shareholder approval to renew our share issuance authorities because we are incorporated in Ireland. However, the U.S. capital markets are the sole capital markets for our ordinary shares and our ordinary shares are listed solely on the NASDAQ Global Select Market. As such, we believe that our shareholders expect us to, and we are committed to, follow customary U.S. capital markets practices, U.S. corporate governance standards, the rules and regulations of the SEC and the NASDAQ rules and listing standards. We also believe that applying the standards and market practices of a market where our ordinary shares are not listed is inappropriate and is simply not in the best interests of our company or our shareholders, especially in circumstances where we are committed to complying with the governance rules and practices of the actual capital market for our ordinary shares—the NASDAQ Global Select Market—which provides its own separate restrictions on share issuances for the protection of shareholders.

Further, we believe that these Irish market limitations would leave us disadvantaged as compared with our U.S. incorporated and exchange-listed peers. Companies that are incorporated and listed in the U.S. are not generally required to—and do not—seek shareholder approval to renew their authority to allot and issue shares, and the dis-application of the statutory pre-emption right is not otherwise required for many companies with which we compete. In this regard, companies who are incorporated and publicly-traded in the U.S. generally do not grant all existing shareholders pre-emptive rights on new issuances of shares.

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Background to Proposals 6 and 7 (continued)

To be clear, shareholder approval of our Share Issuance Proposals would not mean that we would have no limits on future share issuances. To the contrary, we are considered to be a U.S. domestic reporting company under SEC rules and are subject to the same governance and share issuance requirements as all other U.S.-incorporated companies listed on NASDAQ. For example, NASDAQ rules generally require shareholder approval prior to our issuing shares in connection with acquisitions, other than in public offerings for cash, when the number of shares to be issued is or will be equal to or in excess of 20% of the number of our ordinary shares outstanding before the issuance. With limited exceptions, we must also seek shareholder approval of our equity compensation plans, including material revisions of such plans.

We understand that certain proxy advisory firms have in recent proxy seasons applied their United Kingdom, or U.K., and Ireland voting guidelines in formulating their voting recommendations on share issuance authorities proposals for U.S.-listed Irish incorporated companies, meaning that they have applied or otherwise taken into account the market practice for companies whose share capital is listed on the ISE in formulating their voting recommendations on share issuance authorities proposals for Irish incorporated companies, even if their shares are not listed on the ISE (or any U.K. exchange). For all of the reasons stated above, we respectfully disagree with this approach.

We also understand that some Irish incorporated companies that are listed solely on U.S. stock exchanges have followed the market practice for companies whose share capital is listed on the ISE with respect to their own share issuance authorities proposals. However, those companies may have business and growth strategies that differ from ours or may have different approaches for creating shareholder value.

In summary, because the Share Issuance Proposals are fully compliant with Irish corporate law, consistent with U.S. capital markets practice and governance standards, and, if approved, will keep us on an equal footing with our peer companies who are incorporated and listed in the U.S., we believe it is necessary to seek as broad an authority to issue new shares on a non-pre-emptive basis as is permissible under Irish law.

Shareholder Outreach

A priority for our board of directors is listening to the views of our shareholders on a variety of topics, including our business and growth strategy and corporate governance practices. This year, we have solicited the views of institutional investors representing approximately 56% of our outstanding shares. These discussions have been productive and informative, and have helped ensure that our board’s decisions are aligned with shareholder objectives. During these discussions, our shareholders have generally been supportive of our business and growth strategy. In discussions we have had with shareholders about the share issuance authorities that we must obtain as a matter of Irish law, shareholders have generally understood that renewing our existing share issuance authorities would allow us to continue to execute on our business and growth strategy in a timely and competitive manner.

Summary

The Share Issuance Proposals, if approved, will maintain the status quo, allowing our board of directors continued flexibility to issue shares that are already within our authorized share capital, subject to the shareholder approval and other requirements of NASDAQ and the SEC. The renewal of the share issuance authorities, as proposed:

•	will not increase our authorized share capital;

•	will not exempt us from any NASDAQ corporate governance or other requirements, including those limiting the issuance of shares;

•	will keep us on an equal footing with our peer companies who are incorporated and listed in the U.S., while also fully complying with Irish law; and

•	is fully consistent with U.S. capital markets practice and governance standards.

For the above reasons, our board of directors strongly recommends that you vote “FOR” both of the Share Issuance Proposals.

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PROPOSAL 6

RENEW DIRECTORS’ AUTHORITY TO ISSUE SHARES

The directors of an Irish public limited company must have specific authority from shareholders to issue shares (including rights to subscribe for or otherwise acquire any shares)—even shares which are part of the company’s authorized but unissued share capital. Currently, our articles of association authorize our directors to issue new ordinary shares without shareholder approval up to a maximum of our authorized but unissued ordinary share capital. This authority has been in place since the Azur Merger in January 2012. Under Irish law, this authority can be granted for a maximum period of five years, at which point it lapses unless renewed by our shareholders. The current authority is due to expire on January 17, 2017.

We are asking for your approval to renew the directors’ authority to allot and issue shares for an additional five-year period to expire on August 4, 2021. We are not asking you to approve an increase to our authorized share capital. Your approval of this Proposal 6 will simply provide our board of directors with continued flexibility to issue ordinary shares up to the maximum of our existing authorized but unissued ordinary share capital, subject to the shareholder approval and other requirements of NASDAQ and the SEC. The renewed authority would apply to the issuance of shares, employee and director equity awards and other securities convertible into or exercisable or exchangeable for our shares.

Renewal of this authority would not exempt Jazz Pharmaceuticals from applicable NASDAQ requirements to obtain shareholder approval prior to certain share issuances or to comply with applicable SEC disclosure and other regulations, and our board of directors will continue to focus on and satisfy its fiduciary duties to our shareholders with respect to share issuances.

If shareholders do not approve this Proposal 6, the existing authorization to allot and issue up to the amount of our authorized but unissued share capital will continue to apply until January 17, 2017. However, our board of directors will generally not be able to issue any shares after January 17, 2017 (other than to employees pursuant to our employee equity plans or pursuant to a pre-existing contractual obligation) without first seeking and obtaining shareholder approval for each such issuance.

Please refer to background discussion of Proposals 6 and 7 beginning on page 78 of this proxy statement for additional information regarding this proposal.

The board of directors is asking our shareholders to vote “FOR” the following ordinary resolution:

“RESOLVED, that the directors of Jazz Pharmaceuticals be and they are hereby generally and unconditionally authorized pursuant to section 1021(1) of the Irish Companies Act 2014 to exercise all powers of Jazz Pharmaceuticals to allot relevant securities (within the meaning of section 1021(12) of the Irish Companies Act 2014) up to the amount of Jazz Pharmaceuticals’ authorized but unissued share capital as at the date of this resolution, provided that this authority shall expire five years from the date of passing of this resolution and provided that Jazz Pharmaceuticals may before such expiry make an offer or agreement which would or might require relevant securities to be allotted after such expiry and the directors may allot relevant securities in pursuance of such an offer or agreement as if the authority conferred by this resolution had not expired.”

Proposal 6 is an ordinary resolution and must receive the affirmative vote of a majority of the votes cast in person or by proxy at the annual meeting (including any adjournment thereof) in order to be approved.

The board of directors recommends a vote “FOR” Proposal 6.

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PROPOSAL 7

RENEW DIRECTORS’ AUTHORITY TO ISSUE SHARES FOR CASH WITHOUT

FIRST OFFERING SHARES TO EXISTING SHAREHOLDERS

In general, unless otherwise authorized by shareholders, before an Irish public limited company can issue shares for cash (including rights to subscribe for or otherwise acquire any shares) to any new shareholders, it must first offer the shares or rights to existing shareholders of the company pro-rata to their existing shareholdings. Our articles of association currently authorize directors to issue new shares for cash, up to a maximum of our authorized but unissued ordinary share capital, without first offering them to existing shareholders, thereby opting out of the statutory pre-emption rights provision. This pre-emption opt-out authority has been in place since the Azur Merger in January 2012. Under Irish law, this authority can be granted for a maximum period of five years, at which point it will lapse unless renewed by our shareholders. The current pre-emption opt-out authority is due to expire on January 17, 2017.

We are asking for your approval to renew the pre-emption opt-out authority for an additional five-year period to expire on August 4, 2021. Your approval of this Proposal 7 will simply provide our board of directors with continued flexibility to issue ordinary shares for cash on a non-pre-emptive basis up to the maximum of our existing authorized but unissued ordinary share capital. Renewal of this authority would not exempt Jazz Pharmaceuticals from applicable NASDAQ requirements to obtain shareholder approval prior to certain share issuances or to comply with applicable SEC disclosure and other regulations, and our board of directors will continue to focus on and satisfy its fiduciary duties to our shareholders with respect to share issuances.

If our shareholders do not approve this Proposal 7, the existing pre-emption opt-out authority in respect of up to the amount of our authorized but unissued share capital will continue to apply until January 17, 2017. However, ordinary shares issued for cash after January 17, 2017 would have to first be offered to existing shareholders of Jazz Pharmaceuticals pro-rata to their existing shareholding before those shares could be issued to any new shareholders. This limitation on our ability to issue shares for cash could put us at a distinct disadvantage vis-à-vis many of our peers in competing for acquisitions and similar transactions, would considerably reduce the speed at which we could complete capital-raising activities undertaken in furtherance of our growth strategy, and would increase our costs and otherwise might make it difficult for us to complete such transactions in furtherance of our growth strategy, thus potentially limiting our ability to deploy capital to meet strategic goals that are in the best interests of our shareholders. Please note that the requirement to offer shares to pre-existing shareholders does not apply where such shares are issued for non-cash consideration or pursuant to employee equity plans.

Please refer to background discussion of Proposals 6 and 7 beginning on page 78 of this proxy statement for additional information regarding this proposal.

The approval of this Proposal 7 is conditional on the approval of Proposal 6 because Irish law requires that a general authority to issue shares be in place before a pre-emption opt-out authority can be granted. Proposal 7 will therefore not be passed unless Proposal 6 is also approved.

The board of directors is asking our shareholders to vote “FOR” the following special resolution:

“RESOLVED, that as a special resolution, subject to and conditional upon Proposal 6 being passed, the directors of Jazz Pharmaceuticals be and are hereby empowered pursuant to section 1023(3) of the Irish Companies Act 2014 to allot equity securities within the meaning of said section 1023 for cash pursuant to the authority conferred by Proposal 6 up to an aggregate nominal amount equal to the authorized but unissued share capital of Jazz Pharmaceuticals as at the date of this resolution as if section 1022 of the Irish Companies Act 2014 did not apply to any such allotment, provided that this authority shall expire five years from the date of passing of this resolution and provided that Jazz Pharmaceuticals may before the expiry of such authority make an offer or agreement which would or might require equity securities to be allotted after such expiry and the directors of Jazz Pharmaceuticals may allot equity securities in pursuance of such an offer or agreement as if the power conferred by this resolution had not expired.”

As required under Irish law, Proposal 7 is a special resolution that requires the affirmative vote of at least 75% of the votes cast in person or by proxy at the annual meeting (including any adjournment thereof) in order to be approved. In addition, Proposal 7 is subject to Proposal 6 being approved. Therefore, unless shareholders approve Proposal 6, Proposal 7 will fail and not be implemented, notwithstanding that shareholders may have approved Proposal 7.

The board of directors recommends a vote “FOR” Proposal 7.

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PROPOSAL 8

ADJOURNMENT PROPOSAL

You are being asked to consider and vote upon an adjournment proposal.

This resolution proposes to approve any motion to adjourn the annual meeting, or any adjournments thereof, to another time and place to solicit additional proxies if there are insufficient votes at the time of the annual meeting to approve any or all of Proposals 4A, 4B and/or 7.

Proposals 4A, 4B and 7 are subject to the Irish law super majority voting regime of voting by special resolution, which requires no less than 75% of the votes of shareholders cast (in person or by proxy) at a general meeting to be voted “FOR” the proposal in order to be passed. Given the high vote threshold associated with these proposals, we are seeking your authority to adjourn the meeting to solicit additional proxies if there are insufficient votes at the time of the annual meeting to approve any of these proposals.

The board of directors is asking our shareholders to vote “FOR” the following ordinary resolution:

“RESOLVED, that any motion to adjourn the annual meeting, or any adjournments thereof, to another time and place to solicit additional proxies if there are insufficient votes at the time of the annual meeting to approve any or all of Proposals 4A, 4B and/or 7 set forth in this proxy statement, be approved.”

Proposal 8 is an ordinary resolution and must receive the affirmative vote of a majority of the votes cast in person or by proxy at the annual meeting (including any adjournment thereof) in order to be approved.

The board of directors recommends a vote “FOR” Proposal 8.

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PROPOSAL 9

APPROVE AN AMENDMENT AND RESTATEMENT OF THE COMPANY’S 2011 EQUITY INCENTIVE PLAN

Overview

We are asking our shareholders in this Proposal 9 to approve an amendment and restatement of our 2011 Plan solely in order to renew our ability to grant awards under our 2011 Plan that may qualify as “performance-based compensation” under section 162(m) of the Code. Throughout this proxy statement, we refer to our 2011 Plan, as we propose that it be amended and restated, as the “Proposed 2011 Plan” and we refer to section 162(m) of the Code as “section 162(m).”

In 2011, our public company shareholders approved our 2011 Plan, including its terms and conditions regarding our ability to grant awards that may qualify as “performance-based compensation” under section 162(m). Under U.S. tax rules, our shareholders must reapprove certain terms and conditions of our 2011 Plan every five years in order for us to maintain flexibility to grant awards under our 2011 Plan that may qualify as “performance-based compensation” under section 162(m). Accordingly, we are seeking shareholder approval of the amendment and restatement of our 2011 Plan solely for that limited purpose.

We are not asking for any changes to the terms of the 2011 Plan, except that with respect to certain performance-based awards, the definition of “performance goals” has been updated in response to the elimination of the concept of “extraordinary items” from U.S. generally accepted accounting principles. Shareholders are not being asked to approve an increase in the number of shares available for grant under the 2011 Plan or to add any new features to the 2011 Plan. The Proposed 2011 Plan is identical to the 2011 Plan except that “items that are unusual in nature or occur infrequently” replaced “extraordinary items” in the definition of “performance goals” to track the change to U.S. generally accepted accounting principles.

Proposal 9 is an ordinary resolution and must receive the affirmative vote of a majority of the votes cast in person or by proxy at the annual meeting (including any adjournment thereof) in order to be approved.

If this Proposal 9 is approved by our shareholders, the Proposed 2011 Plan will become effective on the date of the annual meeting. In the event that our shareholders do not approve this Proposal 9, the Proposed 2011 Plan will not become effective and the 2011 Plan will continue in its current form.

Continued Ability to Grant Qualified Performance-Based Compensation under Section 162(m)

Section 162(m) disallows a U.S. tax deduction to any publicly held corporation and its affiliates for certain compensation paid to any “covered employee” (the chief executive officer and the next three most highly compensated officers other than the chief financial officer) to the extent that the compensation paid to the covered employee for the taxable year exceeds $1,000,000. However, certain kinds of compensation, including qualified “performance-based compensation,” are not subject to this deduction limitation.

In order for compensation awarded under a plan to qualify as “performance-based compensation” under section 162(m), among other requirements, the following terms and conditions must be disclosed to and approved by the shareholders before the compensation is paid: (i) a description of the employees eligible to receive such awards; (ii) a description of the business criteria upon which the performance goals for performance-based awards may be based; and (iii) a per-person limit on the number of shares subject to performance-based stock awards and the amount of cash subject to performance-based cash awards that may be granted or paid to any employee under the plan during any specified period.

In 2011, our public company shareholders approved the 2011 Plan, including the terms and conditions necessary for us to grant awards under the 2011 Plan that may qualify as “performance-based compensation” under section 162(m). Under U.S. tax rules, in order for us to continue to grant performance-based stock and cash awards under the 2011 Plan that may qualify as “performance-based compensation” under section 162(m), our shareholders must reapprove such terms and conditions no later than the first shareholder meeting that occurs in the fifth year following the year in which our shareholders previously approved such terms and conditions.

Accordingly, we are requesting that our shareholders approve the Proposed 2011 Plan, which includes terms and conditions regarding eligibility for performance-based awards, the business criteria upon which the performance goals for performance-based awards may be based, and annual per-person limits on performance-based awards (as described in the summary below).

We believe that it is in the best interests of the company and our shareholders to preserve the ability to grant awards in the future that may qualify as “performance-based compensation” under section 162(m). However, in certain circumstances, we may determine to grant

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awards to our covered employees that are not intended to qualify as “performance-based compensation” under section 162(m). Moreover, even if we grant awards that are intended to qualify as “performance-based compensation” under section 162(m), we cannot guarantee that such compensation ultimately will be deductible by us under U.S. tax rules.

Description of Proposed 2011 Plan

The Proposed 2011 Plan is identical to the 2011 Plan except that “items that are unusual in nature or occur infrequently” replaced “extraordinary items” in the definition of “performance goals” to track the change to U.S. generally accepted accounting principles. The material features of the Proposed 2011 Plan that were approved by our public company shareholders in 2011 are summarized below. This summary is qualified in its entirety by reference to the complete text of the Proposed 2011 Plan, which is appended to this proxy statement as Annex C and may be accessed from the SEC’s website at www.sec.gov.

Purpose

The purpose of the Proposed 2011 Plan is to secure and retain the services of our employees, to provide incentives for our employees to exert maximum efforts for our success, and to provide a means by which our employees may be given an opportunity to benefit from increases in the value of our ordinary shares through the grant of awards.

Types of Awards

The terms of the Proposed 2011 Plan provide for the grant of stock options, stock appreciation rights, restricted stock awards, RSU awards, other stock awards, and performance awards that may be settled in cash, shares, or other property.

Shares Available for Issuance

Subject to adjustment for certain changes in our capitalization, the total number of ordinary shares that may be issued under the Proposed 2011 Plan will not exceed 8,335,255 shares (which is referred to in this Proposal 9 as the “share reserve”), which is the sum of (i) 5,000,000 shares, plus (ii) any returning shares (as defined below), in an amount not to exceed 3,335,255 shares, as such shares become available from time to time. In addition, the share reserve automatically increases on January 1 of each year for a period of ten years, starting on January 1, 2013 and continuing through January 1, 2022, by the least of (a) 4.5% of the total number of ordinary shares outstanding on December 31 of the applicable preceding calendar year, (b) 5,000,000 shares, or (c) such lesser number of ordinary shares as determined by the plan administrator (as defined below). The share reserve, and the automatic annual increases to the share reserve, was approved under the 2011 Plan as of its effective date in 2012.

The “returning shares” are any shares subject to outstanding stock awards granted under the 2007 Plan or the 2003 Equity Incentive Plan, or the 2003 Plan, that, on or after the effective date of the 2011 Plan, (i) expire or terminate for any reason prior to exercise or settlement, (ii) are forfeited because of the failure to meet a contingency or condition required to vest such shares or, subject to applicable law, are repurchased at the original issuance price, or (iii) are reacquired or withheld (or not issued) to satisfy a tax withholding obligation in connection with an award.

If a stock award granted under the Proposed 2011 Plan expires or otherwise terminates without all of the shares covered by the stock award having been issued, or is settled in cash, such expiration, termination or settlement will not reduce the number of shares that may be available for issuance under the Proposed 2011 Plan. If any shares issued pursuant to a stock award granted under the Proposed 2011 Plan are forfeited back to or, subject to applicable law, repurchased by the company or any of its affiliates because of the failure to meet a contingency or condition required to vest such shares, or if any shares are cancelled in accordance with the cancellation and re-grant provisions of the Proposed 2011 Plan, then the shares that are forfeited, repurchased or canceled will again become available for issuance under the Proposed 2011 Plan. If any shares subject to a stock award granted under the Proposed 2011 Plan are not delivered to a participant because such shares are withheld for the payment of taxes or a stock award granted under the Proposed 2011 Plan is exercised through a reduction of shares subject to the stock award (i.e., “net exercised”) or an appreciation distribution in respect of a stock appreciation right granted under the Proposed 2011 Plan is paid in shares, the number of shares that are not delivered will remain available for subsequent issuance under the Proposed 2011 Plan. If the exercise price of any stock award granted under the Proposed 2011 Plan is satisfied by tendering ordinary shares held by a participant (either by actual delivery or attestation), then the number of tendered shares will remain available for issuance under the Proposed 2011 Plan.

The shares issuable under the Proposed 2011 Plan are authorized but unissued or reacquired ordinary shares of the company, including shares repurchased by the company or any of its affiliates on the open market or otherwise.

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Eligibility

Awards under the Proposed 2011 Plan may only be granted to employees of the company and its affiliates. As of May 18, 2016, all of the approximately 917 employees (including officers) of the company and its affiliates would be eligible to participate in the Proposed 2011 Plan and may receive all types of awards under the Proposed 2011 Plan.

Section 162(m) Limits

Under the Proposed 2011 Plan, subject to adjustment for certain changes in our capitalization:

•	a maximum of 2,000,000 ordinary shares may be granted to any participant during any calendar year subject to stock options, stock appreciation rights and other stock awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the fair market value of our ordinary shares on the date of grant;

•	a maximum of 2,000,000 ordinary shares may be granted to any participant during any calendar year subject to performance stock awards; and

•	a maximum of $15,000,000 may be paid to any participant during any calendar year pursuant to performance cash awards.

These limits are designed to allow us to grant awards that may qualify as “performance-based compensation” under section 162(m), as described under “Continued Ability to Grant Qualified Performance-Based Compensation under Section 162(m)” above.

Administration

The board of directors has delegated administration of the Proposed 2011 Plan to the compensation committee, but retains authority to concurrently administer the Proposed 2011 Plan with the compensation committee and may, at any time, revest in itself some or all of the power previously delegated to the compensation committee. The compensation committee has the authority to delegate its administrative powers under the Proposed 2011 Plan to a subcommittee consisting of members of the compensation committee and may, at any time, revest in itself some or all of the power previously delegated to the subcommittee. As used in this Proposal 9, the “plan administrator” refers to the board of directors, the compensation committee, or any other authorized committee or subcommittee that the board of directors or compensation committee appoints to administer the Proposed 2011 Plan pursuant to its terms.

Subject to the terms of the Proposed 2011 Plan, the plan administrator may determine the recipients, numbers and types of awards to be granted, and terms and conditions of the awards, including the period of their exercisability and vesting. The plan administrator also has the authority to provide for accelerated vesting and exercisability of awards. Subject to the limitations set forth below, the plan administrator also determines the fair market value applicable to a stock award and the exercise price of stock options and stock appreciation rights granted under the Proposed 2011 Plan.

The plan administrator may also delegate to one or more of the company’s officers the authority to designate employees who are not officers to be recipients of certain stock awards and the number of shares subject to such stock awards, provided that the plan administrator must specify the total number of ordinary shares that may be subject to the stock awards granted by such officer and such officer may not grant a stock award to himself or herself.

Repricing; Cancellation and Re-Grant of Stock Awards

Under the Proposed 2011 Plan, the plan administrator will have the authority, with the consent of any adversely affected participant, to (i) reprice any outstanding stock option or stock appreciation right by reducing the exercise price of the stock option or stock appreciation right, but not below the nominal value of the shares subject to the stock option or stock appreciation right, (ii) cancel any outstanding stock option or stock appreciation right in exchange for cash, other stock awards or other valuable consideration, and (iii) take any other action that may be treated as a repricing under U.S. generally accepted accounting principles. This feature was in the 2011 Plan that was approved by our public company shareholders in 2011.

Stock Options

Stock options may be granted under the Proposed 2011 Plan pursuant to stock option agreements. The Proposed 2011 Plan permits the grant of stock options that qualify as incentive stock options as defined in section 422 of the Code, which are referred to in this proxy statement as “ISOs,” and nonstatutory stock options, which are stock options that do not qualify as ISOs and are referred to in this proxy statement as “NSOs.” Individual stock option agreements may be more restrictive as to any or all of the permissible terms described in this section.

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The exercise price of NSOs may not be less than 100% of the fair market value of the shares subject to the stock option on the date of grant. The exercise price of ISOs may not be less than 100% of the fair market value of the shares subject to the stock option on the date of grant and, in some cases (see “Description of the Proposed 2011 Plan—Limitations on Incentive Stock Options” below), may not be less than 110% of such fair market value.

The term of stock options granted under the Proposed 2011 Plan may not exceed ten years. Except as otherwise provided in a participant’s stock option agreement or other agreement with the company or any of its affiliates, (i) if a participant’s service relationship with the company or any of its affiliates (referred to in this Proposal 9 as “continuous service”) terminates (other than upon the participant’s disability or death or for cause, as defined in the Proposed 2011 Plan), the participant may exercise any vested stock options for up to three months following the participant’s termination of continuous service, (ii) if a participant’s continuous service terminates due to the participant’s disability or death (or the participant dies within a specified period, if any, following termination of continuous service), the participant, or his or her beneficiary, as applicable, may exercise any vested stock options for up to 12 months following the participant’s termination due to the participant’s disability or for up to 18 months following the participant’s death, and (iii) if a participant’s continuous service is terminated for cause, the participant may exercise any vested stock options for up to five days following the participant’s termination of continuous service. Under the Proposed 2011 Plan, the stock option term may be extended in the event that exercise of the stock option following a participant’s termination of continuous service is prohibited by applicable securities laws (in the event of any termination other than upon the participant’s disability or death) or if the sale of shares received upon exercise of a stock option (in the event of any termination other than for cause) would violate the company’s insider trading policy. In no event may a stock option be exercised after its original expiration date.

Acceptable forms of consideration for the purchase of ordinary shares pursuant to the exercise of a stock option under the Proposed 2011 Plan will be determined by the plan administrator and may include the following, provided that the nominal value of any newly issued shares is fully paid: (i) cash, check, bank draft or money order made payable to the company; (ii) payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; (iii) ordinary shares previously owned by the participant; (iv) a net exercise feature (for NSOs only); or (v) other legal consideration approved by the plan administrator.

Stock options granted under the Proposed 2011 Plan may become exercisable in cumulative increments, or “vest,” as determined by the plan administrator at the rate specified in the stock option agreement. Shares covered by different stock options granted under the Proposed 2011 Plan may be subject to different vesting schedules as the plan administrator may determine.

Generally, a participant may not transfer a stock option other than by will or the laws of descent and distribution or, subject to approval by the plan administrator or a duly authorized officer, a domestic relations order or other divorce or separation instrument. However, a participant may designate a beneficiary who may exercise the stock option following the participant’s death.

Limitations on Incentive Stock Options

The aggregate fair market value, determined at the time of grant, of ordinary shares with respect to ISOs that are exercisable for the first time by a participant during any calendar year under all of the company’s share plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit will be treated as NSOs. No ISO may be granted to any person who, at the time of grant, owns or is deemed to own shares possessing more than 10% of the total combined voting power of the company or any of its affiliates unless the following conditions are satisfied:

•	the exercise price of the ISO must be at least 110% of the fair market value of the shares subject to the ISO on the date of grant; and

•	the term of the ISO must not exceed five years from the date of grant.

The aggregate maximum number of ordinary shares that may be issued under the Proposed 2011 Plan pursuant to the exercise of ISOs is 100,000,000 shares.

Restricted Stock Awards

Restricted stock awards may be granted under the Proposed 2011 Plan pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to the company, the recipient’s services performed for the company or any of its affiliates, or any other form of legal consideration acceptable to the plan administrator and permissible under applicable law, provided that the nominal value of any newly issued shares is fully paid. Ordinary shares acquired under a restricted stock award may be subject to forfeiture to the company in accordance with a vesting schedule to be determined by the plan

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administrator. Rights to acquire ordinary shares under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement. A restricted stock award agreement may provide that any dividends paid on restricted stock will be subject to the same vesting conditions as apply to the shares subject to the restricted stock award. Upon a participant’s termination of continuous service for any reason, any shares subject to restricted stock awards held by the participant that have not vested as of such termination date may be forfeited to or repurchased by us.

Restricted Stock Unit Awards

RSU awards may be granted under the Proposed 2011 Plan pursuant to RSU award agreements. Payment of any purchase price may be made in any legal form acceptable to the plan administrator and permissible under applicable law, provided that the nominal value of any newly issued shares is fully paid. The company will settle a payment due to a recipient of an RSU award by delivery of ordinary shares, by cash, by a combination of cash and shares, or in any other form of consideration determined by the plan administrator and set forth in the RSU award agreement. RSU awards may be subject to vesting in accordance with a vesting schedule to be determined by the plan administrator. Dividend equivalents may be credited in respect of ordinary shares covered by an RSU award. Except as otherwise provided in the applicable RSU award agreement, RSU awards that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.

Stock Appreciation Rights

Stock appreciation rights may be granted under the Proposed 2011 Plan pursuant to stock appreciation right agreements. Each stock appreciation right will be denominated in ordinary share equivalents. The strike price of each stock appreciation right will be determined by the plan administrator but will in no event be less than 100% of the fair market value of the shares subject to the stock appreciation right on the date of grant. The plan administrator may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. Stock appreciation rights may be paid in ordinary shares, in cash, in a combination of cash and shares, or in any other form of consideration approved by the plan administrator and set forth in the stock appreciation right agreement, provided that the nominal value of the shares is fully paid. Stock appreciation rights will be subject to the same conditions upon termination of continuous service and restrictions on transfer as stock options under the Proposed 2011 Plan.

Performance Awards

The Proposed 2011 Plan provides for the grant of two types of performance awards: performance stock awards and performance cash awards. Performance awards may be granted, vest or be exercised, or may be paid (as applicable), based upon the attainment during a specified period of time of specified performance goals. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained with respect to a performance award will be determined by the compensation committee, except that the plan administrator also may make any such determinations to the extent that the award is not intended to comply with section 162(m).

In granting a performance award intended to qualify as “performance-based compensation” under section 162(m), the compensation committee will set a period of time (which is referred to in this Proposal 9 as a “performance period”) over which the attainment of one or more goals (which are referred to in this Proposal 9 as “performance goals”) will be measured. Within the time period prescribed by section 162(m) (no later than the earlier of the 90th day of a performance period and the date on which 25% of the performance period has elapsed, and in any event at a time when the achievement of the performance goals remains substantially uncertain), the compensation committee will establish the performance goals, based upon one or more criteria (which are referred to in this Proposal 9 as “performance criteria”) enumerated in the Proposed 2011 Plan and described below. As soon as administratively practicable following the end of the performance period, the compensation committee will certify in writing whether the performance goals have been satisfied.

Performance goals under the Proposed 2011 Plan will be based on one or more of the following performance criteria: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total shareholder return; (v) return on equity or average shareholder’s equity; (vi) return on assets, investment, or capital employed; (vii) share price; (viii) margin (including gross margin); (ix) income (before or after taxes); (x) operating income; (xi) operating income after taxes; (xii) pre-tax profit; (xiii) operating cash flow; (xiv) sales or revenue targets (including volume-based measures); (xv) increases in revenue or product revenue; (xvi) expenses and cost reduction goals; (xvii) improvement in or attainment of working capital levels; (xiii) economic value added (or an equivalent metric); (xix) market share; (xx) cash flow; (xxi) cash flow per share; (xxii) share price performance; (xxiii) debt reduction; (xxiv) implementation or completion of projects or processes; (xxv) customer

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satisfaction; (xxvi) shareholders’ equity; (xxvii) capital expenditures; (xxiii) debt levels; (xxix) operating profit or net operating profit; (xxx) workforce diversity; (xxxi) growth of net income or operating income; (xxxii) billings; and (xxxiii) to the extent that an award is not intended to comply with section 162(m), other measures of performance selected by the compensation committee or the board of directors.

Unless specified otherwise in an award agreement at the time the award is granted or in another document setting forth the performance goals at the time they are established, adjustments will be appropriately made when calculating the attainment of performance goals for a performance period, to exclude the following: (i) restructuring and/or other nonrecurring charges; (ii) exchange rate effects, as applicable, for non-U.S. dollar denominated performance goals; (iii) the effects of changes to U.S. generally accepted accounting principles; (iv) the effects of any statutory adjustments to corporate tax rates; and (v) the effects of items that are “unusual” in nature or occur “infrequently” as determined under U.S. generally accepted accounting principles. In addition, the compensation committee (and the board of directors, to the extent that the award is not intended to comply with section 162(m)) retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of performance goals and to define the manner of calculating the performance criteria it selects to use for a performance period.

Other Stock Awards

Other forms of stock awards valued in whole or in part by reference to, or otherwise based on, our ordinary shares may be granted either alone or in addition to other stock awards under the Proposed 2011 Plan. Subject to the terms of the Proposed 2011 Plan, the plan administrator will have sole and complete authority to determine the persons to whom and the time or times at which such other stock awards will be granted, the number of ordinary shares to be granted and all other terms and conditions of such other stock awards, provided that the nominal value of any newly issued shares is fully paid.

Clawback Policy

Any amounts paid under the Proposed 2011 Plan will be subject to recoupment in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Act or other applicable law.

Changes to Capital Structure

In the event of certain capitalization adjustments, the plan administrator will appropriately adjust: (i) the class(es) and maximum number of securities subject to the Proposed 2011 Plan; (ii) the class(es) and maximum number of securities by which the share reserve may increase automatically each year; (iii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of ISOs; (iv) the class(es) and maximum number of securities that may be awarded to any person pursuant to section 162(m) limits; and (v) the class(es) and number of securities and price per share of shares subject to outstanding stock awards.

Corporate Transactions

In the event of a corporate transaction (as defined in the Proposed 2011 Plan and described below), the plan administrator will have the discretion to take one or more of the following actions with respect to outstanding stock awards under the Proposed 2011 Plan (contingent upon the closing or completion of such transaction), unless otherwise provided in the stock award agreement or other written agreement with the participant or unless otherwise provided by the plan administrator at the time of grant:

•	arrange for assumption, continuation, or substitution of a stock award by a surviving or acquiring corporation (or its parent company);

•	arrange for the assignment of any reacquisition or repurchase rights held by the company or any of its affiliates with respect to the stock award to the surviving or acquiring corporation (or its parent company);

•	accelerate the vesting (and, if applicable, the exercisability) of the stock award to a date prior to the effective time of the corporate transaction, with the stock award terminating if not exercised (if applicable) at or prior to the effective time of the corporate transaction;

•	arrange for the lapse of any reacquisition or repurchase rights held by the company or any of its affiliates with respect to the stock award;

•	cancel or arrange for the cancellation of the stock award, to the extent not vested or exercised prior to the effective time of the corporate transaction, in exchange for such cash consideration, if any, as the plan administrator may consider appropriate; or

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•	make a payment equal to the excess, if any, of (a) the value of the property that the participant would have received upon the exercise of the stock award over (b) any exercise price payable in connection with such exercise.

The plan administrator need not take the same action for each stock award or with regard to all participants.

For purposes of the Proposed 2011 Plan, a “corporate transaction” generally means the consummation of: (i) a sale or other disposition of all or substantially all of our assets; (ii) a sale or other disposition of at least 90% of our outstanding securities; (iii) a merger, consolidation or similar transaction after which we are not the surviving corporation; or (iv) a merger, consolidation or similar transaction after which we are the surviving corporation but our ordinary shares are converted or exchanged into other property by virtue of the transaction.

Change in Control

The plan administrator will have the discretion to provide for additional acceleration of vesting and exercisability of a stock award upon or after a change in control (as defined in the Proposed 2011 Plan and described below) in a stock award agreement or other written agreement with the participant. However, in the absence of any such provision, no such acceleration will occur with respect to stock awards held by participants under the Proposed 2011 Plan.

For purposes of the Proposed 2011 Plan, a “change in control” generally means: (i) a person, entity or group acquires ownership of more than 50% of the combined voting power of our outstanding securities other than by virtue of a merger, consolidation or similar transaction (and other than in connection with certain financing or repurchase transactions); (ii) there is consummated a merger, consolidation or similar transaction involving the company, after which our shareholders do not own more than 50% of the combined voting power of the surviving entity or its parent in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction; (iii) our shareholders or our board of directors approves a complete dissolution or liquidation of the company, or a complete dissolution or liquidation of the company otherwise occurs (except for a liquidation into a parent corporation); (iv) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of our assets other than to an entity, more than 50% of the combined voting power of which is owned by our shareholders in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such sale, lease, license or other disposition; or (v) individuals who are members of our board of directors on the date the 2011 Plan was adopted by our board of directors (or members of our board of directors approved or recommended by a majority vote of such members still in office) cease to constitute a majority of our board of directors.

The acceleration of vesting of a stock award in the event of a corporate transaction or change in control under the Proposed 2011 Plan may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the company.

Plan Amendments and Termination

The plan administrator will have the authority to amend or terminate the Proposed 2011 Plan at any time. However, no amendment or termination of the Proposed 2011 Plan will impair any rights under awards granted prior to such amendment or termination unless agreed to by the affected participant. The company will obtain shareholder approval of any amendment to the Proposed 2011 Plan as required by applicable law and listing requirements. No ISOs will be granted after October 24, 2021.

U.S. Federal Income Tax Consequences

The information set forth below is a summary only and does not purport to be complete. The information is based upon current U.S. federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient of an award may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of shares acquired as a result of an award. The Proposed 2011 Plan will not be qualified under the provisions of section 401(a) of the Code and will not be subject to any of the provisions of the U.S. Employee Retirement Income Security Act of 1974, as amended. The company’s ability to realize the benefit of any tax deductions described below will depend on its generation of taxable income, as well as the requirement of reasonableness, the provisions of section 162(m) and the satisfaction of its tax reporting obligations.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying shares on the grant date. On exercise, a recipient will recognize ordinary income equal to the excess, if any, of the fair

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market value on the date of exercise of the shares over the exercise price. If the recipient is employed by the company or one of its affiliates, that income will be subject to withholding taxes. The recipient’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the recipient’s capital gain holding period for those shares will begin on that date.

Subject to the requirement of reasonableness, the provisions of section 162(m) and the satisfaction of a tax reporting obligation, the company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock option.

Incentive Stock Options

Under the Code, a recipient generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the recipient holds a share received on exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, a recipient disposes of a share acquired on exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the recipient generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the recipient will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share acquired on exercise of an ISO exceeds the exercise price of that stock option generally will be an adjustment included in the recipient’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

The company will not be allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, the company will be allowed a deduction in an amount equal to the ordinary income includible in income by the recipient, subject to section 162(m) and provided that amount constitutes an ordinary and necessary business expense for the company and is reasonable in amount, and either the employee includes that amount in income or the company timely satisfies its reporting requirements with respect to that amount.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the shares are received equal to the excess, if any, of the fair market value of the shares received over any amount paid by the recipient in exchange for the shares. If, however, the shares are not vested when they are received (for example, if the recipient is required to work for a period of time in order to have the right to sell the shares), the recipient generally will not recognize income until the shares become vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the shares on the date they become vested over any amount paid by the recipient in exchange for the shares. A recipient may, however, file an election with the U.S. Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the shares on the date the award is granted over any amount paid by the recipient for the shares.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock awards will be the amount paid for such shares plus any ordinary income recognized either when the shares are received or when the shares become vested.

Subject to the requirement of reasonableness, the provisions of section 162(m) and the satisfaction of a tax reporting obligation, the company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.

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Restricted Stock Unit Awards

Generally, the recipient of an RSU award structured to conform to the requirements of section 409A of the Code or an exception to section 409A of the Code will recognize ordinary income at the time the shares are delivered equal to the excess, if any, of the fair market value of the ordinary shares received over any amount paid by the recipient in exchange for the ordinary shares. To conform to the requirements of section 409A of the Code, the ordinary shares subject to an RSU award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the RSU award otherwise complies with or qualifies for an exception to the requirements of section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from an RSU award will be the amount paid for such shares plus any ordinary income recognized when the shares are delivered.

Subject to the requirement of reasonableness, the provisions of section 162(m) and the satisfaction of a tax reporting obligation, the company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the RSU award.

Stock Appreciation Rights

Stock appreciation rights may be granted separately from any other award or in tandem with other awards under the Proposed 2011 Plan.

Where the stock appreciation rights are granted with a strike price equal to the fair market value of the underlying shares on the grant date, the recipient will recognize ordinary income equal to the fair market value of the shares or cash received upon such exercise.

Subject to the requirement of reasonableness, the provisions of section 162(m) and the satisfaction of a tax reporting obligation, the company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

New Plan Benefits

The proxy disclosure rules require us to disclose certain “new plan benefits” if such benefits or amounts are determinable. We do not have any “new plan benefits” to disclose because awards granted under the Proposed 2011 Plan to our executive officers and other employees are discretionary. There are no prescribed benefits or amounts of awards (or shares) set for grant under the terms of the Proposed 2011 Plan. We have not granted any awards under the Proposed 2011 Plan subject to shareholder approval of this Proposal 9. Accordingly, the benefits or amounts that will be received by or allocated to our executive officers and other employees under the Proposed 2011 Plan are not determinable. Our non-employee directors are not eligible to receive awards under the Proposed 2011 Plan.

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Proposal 9 (continued)

Plan Benefits

The proxy disclosure rules also require us to disclose the information in the following table. The following table sets forth, for each of the individuals and groups indicated, the total number of ordinary shares subject to awards that have been granted (even if not currently outstanding) under the 2011 Plan as of May 18, 2016. Our non-employee directors are not eligible to receive awards under the 2011 Plan, but are included in the table below in accordance with SEC rules.

2011 Plan

Name and position	Number of shares
Bruce C. Cozadd	782,800
Chairman and Chief Executive Officer
Matthew P. Young	127,425
Executive Vice President and Chief Financial Officer
Russell J. Cox	257,925
Executive Vice President and Chief Operating Officer
Suzanne Sawochka Hooper	242,175
Executive Vice President and General Counsel
Karen Smith, M.D., Ph.D.	45,885
Global Head of Research and Development and Chief Medical Officer
All current executive officers as a group	1,845,800
All current directors who are not executive officers as a group	52,500(1)
Each nominee for election as a director:
Paul L. Berns	—
Patrick G. Enright	—
Seamus Mulligan	52,500(1)
Norbert G. Riedel, Ph.D.	—
Each associate of any executive officers, current directors or director nominees	—
Each other person who received or is to receive 5% of awards	—
All employees, including all current officers who are not executive officers, as a group	7,538,976

(1)	Represents awards granted to Mr. Mulligan in his prior capacity as an officer of the company.

On June 7, 2016, the closing sales price of our ordinary shares on the NASDAQ Global Select Market was $154.91 per share.

The board of directors recommends a vote “FOR” Proposal 9.

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2016 NOTICE OF MEETING AND PROXY STATEMENT

PROPOSAL 10

APPROVE AN AMENDMENT AND RESTATEMENT OF THE COMPANY’S AMENDED

AND RESTATED 2007 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

Overview

We are asking our shareholders in this Proposal 10 to approve an amendment and restatement of the Directors Plan in order to (i) expand the types of stock awards that may be granted to our non-employee directors under the Directors Plan and (ii) eliminate the final automatic annual increase to the share reserve that otherwise is scheduled to occur in 2017 pursuant to the “evergreen” provision of the Directors Plan. Throughout this proxy statement, we refer to our Directors Plan, as we propose that it be amended and restated (and renamed as the Amended and Restated 2007 Non-Employee Directors Stock Award Plan), as the “Proposed Directors Plan.”

Under the current Directors Plan, stock options are the only type of stock award that can be granted to our non-employee directors. We are seeking this shareholder approval to allow us to grant additional types of stock awards (including RSU awards) to our non-employee directors under the Proposed Directors Plan.

Our director compensation policy currently provides for the automatic grant of initial and continuing stock awards to our non-employee directors in the form of stock options and RSU awards, as described under the section of this proxy statement entitled “Director Compensation—Non-Employee Director Compensation Policy”. We currently grant such stock options under our Directors Plan and such RSU awards under the 2007 Plan. The 2007 Plan is set to expire in 2017 before our 2017 annual general meeting of shareholders. Our 2011 Plan and, if approved, the Proposed 2011 Plan, only permits grants of stock awards to employees. Accordingly, if this Proposal 10 is not approved by our shareholders, we will not be able to continue to grant RSU awards to our non-employee directors without first obtaining shareholder approval.

In addition, as part of the amendment and restatement of our Directors Plan proposed to shareholders, we would eliminate the automatic annual increase to the share reserve that otherwise occurs pursuant to the “evergreen” provision of the Directors Plan. Accordingly, if this Proposal 10 is approved by our shareholders, there will be no further automatic annual increases to the share reserve of the Directors Plan.

The changes described above are the only changes to the terms of the Directors Plan that would be made by the Proposed Directors Plan. Shareholders are not being asked to approve an increase in the number of shares available for grant.

Proposal 10 is an ordinary resolution and must receive the affirmative vote of a majority of the votes cast in person or by proxy at the annual meeting (including any adjournment thereof) in order to be approved.

If this Proposal 10 is approved by our shareholders, the Proposed Directors Plan will become effective on the date of the annual meeting. In the event that our shareholders do not approve this Proposal 10, the Proposed Directors Plan will not become effective, the Directors Plan will continue in its current form and the final automatic annual increase to the share reserve will occur in 2017 pursuant to the “evergreen” provision of the Directors Plan.

Description of Proposed Directors Plan

The material features of the Proposed Directors Plan are outlined below. This summary is qualified in its entirety by reference to the complete text of the Proposed Directors Plan. Shareholders are encouraged to read the actual text of the Proposed Directors Plan, which is appended to this proxy statement as Annex D and may be accessed from the SEC’s website at www.sec.gov.

Purpose

The purpose of the Proposed Directors Plan is to secure and retain the services of our non-employee directors and to provide incentives for our non-employee directors to exert maximum efforts for our success by giving them an opportunity to benefit from increases in the value of our ordinary shares through the grant of stock awards. The Proposed Directors Plan is also intended to provide a source of ordinary shares to be used to pay distributions under our Directors Deferred Plan, which is described under the section of this proxy statement entitled “Director Compensation—Directors Deferred Compensation Plan”, but only to the extent such ordinary shares were credited prior to August 15, 2010 to a non-employee director’s stock account pursuant to our Directors Deferred Plan.

Types of Stock Awards

The terms of the Proposed Directors Plan provide for the grant of stock options, stock appreciation rights, restricted stock awards, RSU awards, and other stock awards.

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Proposal 10 (continued)

Shares Available for Issuance

Subject to adjustment for certain changes in our capitalization, the total number of ordinary shares that may be issued under the Proposed Directors Plan will not exceed 200,000 shares (which is referred to in this Proposal 10 as the “share reserve”), plus an automatic annual increase that began on January 1, 2008 and continued through January 1, 2016, in an amount equal to the sum of (i) the excess of (a) the number of ordinary shares subject to stock options granted during the applicable preceding calendar year, over (b) the number of ordinary shares added back to the share reserve during the applicable preceding calendar year pursuant to the provisions of the Proposed Directors Plan, plus (ii) for the automatic annual increases occurring on or prior to January 1, 2010 only, the total number of ordinary shares credited to our non-employee directors’ stock accounts pursuant to our Directors Deferred Plan during the applicable preceding calendar year; provided, however, that any such automatic annual increase may not exceed 200,000 ordinary shares. We refer to this automatic annual increase as the “evergreen” provision. Notwithstanding the foregoing, our board of directors may act, prior to the first day of any calendar year, to provide that there will be no increase in the share reserve for such calendar year or that the increase in the share reserve for such calendar year will be a lesser number of ordinary shares than would otherwise occur pursuant to the evergreen provision described in the preceding sentence. The share reserve, and the automatic annual increases to the share reserve pursuant to the evergreen provision, was approved under the Directors Plan as of its effective date in 2007. The last automatic annual increase to the share reserve occurred on January 1, 2016 and no further automatic annual increases to the share reserve may occur under the Proposed Directors Plan.

If a stock award granted under the Proposed Directors Plan expires or otherwise terminates without all of the shares covered by the stock award having been issued, the shares not acquired under the stock award will again become available for issuance under the Proposed Directors Plan. If any shares subject to a stock award granted under the Proposed Directors Plan are not delivered to a participant because such shares are withheld for the payment of taxes, the number of shares that are not delivered will remain available for issuance under the Proposed Directors Plan. If the exercise price of a stock award granted under the Proposed Directors Plan is satisfied by tendering ordinary shares held by a participant (either by actual delivery or attestation), then the number of tendered shares will remain available for issuance under the Proposed Directors Plan.

The shares issuable under the Proposed Directors Plan are authorized but unissued or reacquired ordinary shares of the company, including shares repurchased by the company or any of its affiliates on the open market or otherwise.

Eligibility

Stock awards under the Proposed Directors Plan may only be granted to the non-employee directors of the company. As of May 18, 2016, all of the ten non-employee directors of the company would be eligible to participate in the Proposed Directors Plan and may receive all types of stock awards under the Proposed Directors Plan.

Administration

The board of directors will administer the Proposed Directors Plan. Subject to the terms of the Proposed Directors Plan, the board of directors may determine the recipients, numbers and types of stock awards to be granted, and terms and conditions of the stock awards, including the period of their exercisability and vesting. Subject to the limitations set forth below, the board of directors also determines the fair market value applicable to a stock award and the exercise price of stock options and stock appreciation rights granted under the Proposed Directors Plan.

Stock Options

Stock options may be granted under the Proposed Directors Plan pursuant to stock option agreements. The Proposed Directors Plan permits the grant of nonstatutory stock options, or NSOs, that are not qualified under section 422 of the Code. Individual stock option agreements may be more restrictive as to any or all of the permissible terms described in this section.

The exercise price of stock options granted under the Proposed Directors Plan will be 100% of the fair market value of the shares subject to the stock option on the date of grant.

The term of stock options granted under the Proposed Directors Plan may not exceed ten years. If a participant’s service relationship with the company or any of its affiliates (referred to in this Proposal 10 as “continuous service”) terminates (other than upon the participant’s disability or death or upon a change in control, as defined in the Proposed Directors Plan and described in “Description of the Proposed Directors Plan—Change in Control” below), the participant may exercise any vested stock options for up to three months following the participant’s termination of continuous service. If a participant’s continuous service terminates due to the participant’s disability or death (or

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Proposal 10 (continued)

the participant dies within the three-month period following termination of continuous service), the participant, or his or her beneficiary, as applicable, may exercise any vested stock options for up to 12 months following the participant’s termination due to the participant’s disability or for up to 18 months following the participant’s death. If a participant’s continuous service terminates upon or within 12 months following a change in control, the participant may exercise any vested stock options for up to 12 months following the change in control. Under the Proposed Directors Plan, the stock option term may be extended in the event that exercise of the stock option following a participant’s termination of continuous service (other than upon the participant’s disability or death or upon a change in control) is prohibited by applicable securities laws. In no event may a stock option be exercised after its original expiration date.

Acceptable forms of consideration for the purchase of ordinary shares pursuant to the exercise of a stock option under the Proposed Directors Plan are the following, provided that the nominal value of any newly issued shares is fully paid: (i) cash or check; (ii) delivery to the company (either by actual delivery or attestation) of ordinary shares; or (iii) payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board.

Stock options granted under the Proposed Directors Plan may become exercisable in cumulative increments, or “vest,” as determined by the board of directors at the rate specified in the stock option agreement. Shares covered by different stock options granted under the Proposed Directors Plan may be subject to different vesting schedules as the board of directors may determine.

Generally, a participant may not transfer a stock option other than by will or the laws of descent and distribution. However, a stock option may be transferred upon written consent of the board of directors if (i) at the time of transfer, a Form S-8 registration statement under the U.S. Securities Act of 1933, as amended, is available for the issuance of ordinary shares upon the exercise of the transferred stock option, or (ii) the transfer is to the participant’s employer or its affiliate at the time of transfer. In addition, until a participant transfers a stock option, the participant may designate a beneficiary who may exercise the stock option following the participant’s death.

Restricted Stock Awards

Restricted stock awards may be granted under the Proposed Directors Plan pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to the company, the recipient’s services performed for the company or any of its affiliates, or any other form of legal consideration acceptable to the board of directors and permissible under applicable law, provided that the nominal value of any newly issued shares is fully paid. Ordinary shares acquired under a restricted stock award may be subject to forfeiture to the company in accordance with a vesting schedule to be determined by the board of directors. Rights to acquire ordinary shares under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement. A restricted stock award agreement may provide that any dividends paid on restricted stock will be subject to the same vesting conditions as apply to the shares subject to the restricted stock award. Upon a participant’s termination of continuous service for any reason, any shares subject to restricted stock awards held by the participant that have not vested as of such termination date may be forfeited to or repurchased by us.

Restricted Stock Unit Awards

RSU awards may be granted under the Proposed Directors Plan pursuant to RSU award agreements. Payment of any purchase price may be made in any legal form acceptable to the board of directors and permissible under applicable law, provided that the nominal value of any newly issued shares is fully paid. The company will settle a payment due to a recipient of an RSU award by delivery of ordinary shares, by cash, by a combination of cash and shares, or in any other form of consideration determined by the board of directors and set forth in the RSU award agreement. RSU awards may be subject to vesting in accordance with a vesting schedule to be determined by the board of directors. Dividend equivalents may be credited in respect of ordinary shares covered by an RSU award. Except as otherwise provided in the applicable RSU award agreement, RSU awards that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.

Stock Appreciation Rights

Stock appreciation rights may be granted under the Proposed Directors Plan pursuant to stock appreciation right agreements. Each stock appreciation right will be denominated in ordinary share equivalents. The strike price of each stock appreciation right will be 100% of the fair market value of the shares subject to the stock appreciation right on the date of grant. The board of directors may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. Stock appreciation rights may be paid in ordinary shares, in cash, in a combination of cash and shares, or in any other form of consideration approved by the board of directors and

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Proposal 10 (continued)

set forth in the stock appreciation right agreement, provided that the nominal value of the shares is fully paid. Stock appreciation rights will be subject to the same conditions upon termination of continuous service and restrictions on transfer as stock options under the Proposed Directors Plan.

Other Stock Awards

Other forms of stock awards valued in whole or in part by reference to, or otherwise based on, our ordinary shares may be granted either alone or in addition to other stock awards under the Proposed Directors Plan. Subject to the terms of the Proposed Directors Plan, the board of directors will have sole and complete authority to determine the persons to whom and the time or times at which such other stock awards will be granted, the number of ordinary shares to be granted and all other terms and conditions of such other stock awards, provided that the nominal value of any newly issued shares is fully paid.

Changes to Capital Structure

In the event of certain capitalization adjustments, the board of directors will appropriately adjust: (i) the class(es) and maximum number of securities subject to the Proposed Directors Plan; (ii) the class(es) and maximum number of securities by which the share reserve may increase automatically each year; and (iii) the class(es) and number of securities and price per share of shares subject to outstanding stock awards.

Corporate Transactions

In the event of a corporate transaction (as defined in the Proposed Directors Plan and described below), any surviving or acquiring corporation (or its parent company) may assume or continue any outstanding stock awards under the Proposed Directors Plan or may substitute similar stock awards for such outstanding stock awards, and any reacquisition or repurchase rights held by the company or any of its affiliates with respect to such outstanding stock awards may be assigned to the company’s successor (or its parent company) in connection with the corporate transaction.

In the event of a corporate transaction in which the surviving or acquiring corporation (or its parent company) does not assume or continue such outstanding stock awards or substitute similar stock awards for such outstanding stock awards, then with respect to stock awards that have not been assumed, continued or substituted and that are held by participants whose continuous service has not terminated prior to the corporate transaction (referred to in this Proposal 10 as the “Active Participants”), the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full to a date prior to the effective time of the corporate transaction (contingent upon the effectiveness of the corporate transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by the company or any of its affiliates with respect to such stock awards will lapse (contingent upon the effectiveness of the corporate transaction).

In the event of a corporate transaction in which the surviving or acquiring corporation (or its parent company) does not assume or continue such outstanding stock awards or substitute similar stock awards for such outstanding stock awards, then with respect to any other stock awards that have not been assumed, continued or substituted and that are held by persons other than Active Participants, the vesting (and exercisability, if applicable) of such stock awards will not be accelerated unless otherwise provided in the terms of the Proposed Directors Plan applicable to a change in control or in a written agreement between the company or any of its affiliates and the participant, and such stock awards will terminate if not exercised (if applicable) prior to the effective time of the corporate transaction; provided, however, that any reacquisition or repurchase rights held by the company or any of its affiliates with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the corporate transaction.

In the event an outstanding stock award under the Proposed Directors Plan will terminate if not exercised prior to the effective time of a corporate transaction, the board of directors may provide that the participant may not exercise such stock award but will receive a payment, in such form as may be determined by the board of directors, equal in value to the excess, if any, of (i) the value of the property the participant would have received upon the exercise of such stock award, over (ii) the exercise price payable by the participant in connection with such exercise.

For purposes of the Proposed Directors Plan, a “corporate transaction” generally means the consummation of: (i) a sale or other disposition of all or substantially all of our assets; (ii) a sale or other disposition of at least 90% of our outstanding securities; (iii) a merger, consolidation or similar transaction after which we are not the surviving corporation; or (iv) a merger, consolidation or similar transaction after which we are the surviving corporation but our ordinary shares are converted or exchanged into other property by virtue of the transaction.

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Proposal 10 (continued)

Change in Control

In the event that a participant (i) is required to resign his or her position as a non-employee director as a condition of a change in control (as defined in the Proposed Directors Plan and described below), or (ii) is removed from his or her position as a non-employee director in connection with a change in control, any outstanding stock awards held by such participant under the Proposed Directors Plan will become fully vested and exercisable immediately prior to the effectiveness of such resignation or removal (and contingent upon the effectiveness of such change in control).

For purposes of the Proposed Directors Plan, a “change in control” generally means: (i) a person, entity or group acquires ownership of more than 50% of the combined voting power of our outstanding securities other than by virtue of a merger, consolidation or similar transaction (and other than in connection with certain financing or repurchase transactions); (ii) there is consummated a merger, consolidation or similar transaction involving the company, after which our shareholders do not own more than 50% of the combined voting power of the surviving entity or its parent in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction; (iii) our shareholders or our board of directors approves a complete dissolution or liquidation of the company, or a complete dissolution or liquidation of the company otherwise occurs (except for a liquidation into a parent corporation); (iv) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of our assets other than to an entity, more than 50% of the combined voting power of which is owned by our shareholders in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such sale, lease, license or other disposition; or (v) individuals who are members of our board of directors on the date the Directors Plan was adopted by our board of directors (or members of our board of directors approved or recommended by a majority vote of such members still in office) cease to constitute a majority of our board of directors.

The Proposed Directors Plan provides that if the acceleration of vesting and exercisability of a participant’s stock awards provided for in connection with a corporate transaction or change in control, together with payments and other benefits of the participant (collectively, a “change in control payment”), constitute a “parachute payment” within the meaning of section 280G of the Code and would be subject to the excise tax imposed by section 4999 of the Code, then the change in control payment will be either (i) provided to the participant in full, or (ii) provided to the participant as to such lesser extent that would result in no portion of the change in control payment being subject to the excise tax, whichever amount, when taking into account all applicable taxes (including the excise tax), results in the participant’s receipt, on an after-tax basis, of the greatest amount of the change in control payment, notwithstanding that all or some portion of the change in control payment may be subject to the excise tax. If a reduction in the change in control payment is to be made, the reduction will occur in the manner that results in the greatest economic benefit for the participant.

The acceleration of vesting of a stock award in the event of a corporate transaction or change in control under the Proposed Directors Plan may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the company.

Plan Amendments and Termination

The board of directors will have the authority to amend or terminate the Proposed Directors Plan at any time. However, no amendment or termination of the Proposed Directors Plan will impair any rights under stock awards granted prior to such amendment or termination unless agreed to by the affected participant. The company will obtain shareholder approval of any amendment to the Proposed Directors Plan as required by applicable law and listing requirements.

U.S. Federal Income Tax Consequences

The information set forth below is a summary only and does not purport to be complete. The information is based upon current U.S. federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient of a stock award may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of a stock award or the disposition of shares acquired as a result of a stock award. The Proposed Directors Plan will not be qualified under the provisions of section 401(a) of the Code, and will not be subject to any of the provisions of the U.S. Employee Retirement Income Security Act of 1974, as amended. The company’s ability to realize the benefit of any tax deductions described below will depend on its generation of taxable income, as well as the requirement of reasonableness, the provisions of section 162(m) and the satisfaction of its tax reporting obligations.

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Proposal 10 (continued)

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of a NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying shares on the grant date. On exercise, a recipient will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares over the exercise price. If the recipient is employed by the company or one of its affiliates, that income will be subject to withholding taxes. The recipient’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the recipient’s capital gain holding period for those shares will begin on that date.

Subject to the requirement of reasonableness, the provisions of section 162(m) and the satisfaction of a tax reporting obligation, the company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock option.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the shares are received equal to the excess, if any, of the fair market value of the shares received over any amount paid by the recipient in exchange for the shares. If, however, the shares are not vested when they are received (for example, if the recipient is required to work for a period of time in order to have the right to sell the shares), the recipient generally will not recognize income until the shares become vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the shares on the date they become vested over any amount paid by the recipient in exchange for the shares. A recipient may, however, file an election with the U.S. Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the shares on the date the award is granted over any amount paid by the recipient for the shares.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock awards will be the amount paid for such shares plus any ordinary income recognized either when the shares are received or when the shares become vested.

Subject to the requirement of reasonableness, the provisions of section 162(m) and the satisfaction of a tax reporting obligation, the company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.

Restricted Stock Unit Awards

Generally, the recipient of an RSU award structured to conform to the requirements of section 409A of the Code or an exception to section 409A of the Code will recognize ordinary income at the time the shares are delivered equal to the excess, if any, of the fair market value of the ordinary shares received over any amount paid by the recipient in exchange for the ordinary shares. To conform to the requirements of section 409A of the Code, the ordinary shares subject to an RSU award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the RSU award otherwise complies with or qualifies for an exception to the requirements of section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from an RSU award will be the amount paid for such shares plus any ordinary income recognized when the shares are delivered.

Subject to the requirement of reasonableness, the provisions of section 162(m) and the satisfaction of a tax reporting obligation, the company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the RSU award.

Stock Appreciation Rights

Stock appreciation rights may be granted separately from any other award or in tandem with other awards under the Proposed Directors Plan.

Where the stock appreciation rights are granted with a strike price equal to the fair market value of the underlying shares on the grant date, the recipient will recognize ordinary income equal to the fair market value of the shares or cash received upon such exercise.

Subject to the requirement of reasonableness, the provisions of section 162(m) and the satisfaction of a tax reporting obligation, the company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

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Proposal 10 (continued)

New Plan Benefits

The proxy disclosure rules require us to disclose the “new plan benefits” in the following table. Our executive officers and other employees are not eligible to receive awards under the Proposed Directors Plan, but are included in the table below in accordance with SEC rules.

Proposed Directors Plan

Name and position	Number of shares
Bruce C. Cozadd Chairman and Chief Executive Officer	—
Matthew P. Young Executive Vice President and Chief Financial Officer	—
Russell J. Cox Executive Vice President and Chief Operating Officer	—
Suzanne Sawochka Hooper Executive Vice President and General Counsel	—
Karen Smith, M.D., Ph.D. Global Head of Research and Development and Chief Medical Officer	—
All current executive officers as a group	—
All current directors who are not executive officers as a group(1)	47,800 shares per annual general meeting period
All employees, including all current officers who are not executive officers, as a group	—
(1)	Awards granted under the Proposed Directors Plan to our non-employee directors are discretionary and are not subject to set benefits or amounts under the terms of the Proposed Directors Plan. However, pursuant to our director compensation policy, each of our current non-employee directors is eligible to receive the following stock awards in connection with each annual general meeting of our shareholders, provided that such individual will be continuing as a non-employee director following the date of such annual general meeting: (i) a stock option to purchase 3,415 ordinary shares; and (ii) an RSU award covering 1,365 ordinary shares. On and after the date of the annual meeting, any such stock awards will be granted under the Proposed Directors Plan if this Proposal 10 is approved by our shareholders, unless otherwise determined by our board of directors or compensation committee. For additional information regarding our director compensation policy, see the section of this proxy statement entitled “Director Compensation—Non-Employee Director Compensation Policy”.

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Proposal 10 (continued)

Plan Benefits

The proxy disclosure rules also require us to disclose the information in the following table. The following table sets forth, for each of the individuals and groups indicated, the total number of ordinary shares subject to stock awards that have been granted (even if not currently outstanding) under the Directors Plan as of May 18, 2016. Our executive officers and other employees have never been eligible to receive awards under the Directors Plan, but are included in the table below in accordance with SEC rules.

Directors Plan

Name and position	Number of shares
Bruce C. Cozadd Chairman and Chief Executive Officer	—
Matthew P. Young Executive Vice President and Chief Financial Officer	—
Russell J. Cox Executive Vice President and Chief Operating Officer	—
Suzanne Sawochka Hooper Executive Vice President and General Counsel	—
Karen Smith, M.D., Ph.D. Global Head of Research and Development and Chief Medical Officer	—
All current executive officers as a group	—
All current directors who are not executive officers as a group	354,350
Each nominee for election as a director:
Paul L. Berns	66,215
Patrick G. Enright	76,215
Seamus Mulligan	15,715
Norbert G. Riedel, Ph.D.	14,715
Each associate of any executive officers, current directors or director nominees	—
Each other person who received or is to receive 5% of awards	—
All employees, including all current officers who are not executive officers, as a group	—

On June 7, 2016, the closing sales price of our ordinary shares on the NASDAQ Global Select Market was $154.91 per share.

The board of directors recommends a vote “FOR” Proposal 10.

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2016 NOTICE OF MEETING AND PROXY STATEMENT

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information as of December 31, 2015 with respect to all of our equity compensation plans in effect on that date.

Plan Category (1)	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:
2011 Equity Incentive Plan	4,264,180		$88.79	(2)	7,072,478	(3)
2007 Equity Incentive Plan	602,920		$19.02	(4)	896,050	(5)
2007 Employee Stock Purchase Plan	N/A		N/A		512,166	(6)
Amended and Restated 2007 Non-Employee Directors Stock Option Plan	124,350		$118.28		304,497	(7)
Equity compensation plans not approved by security holders:
Amended and Restated Directors Deferred Compensation Plan	36,869	(8)	N/A		163,816	(9)

Total	5,028,319				8,949,007
(1)	Each of the equity compensation plans set forth in this table was originally adopted by Jazz Pharmaceuticals, Inc. and assumed and adopted by us in connection with the Azur Merger, with the 2011 Plan and the ESPP being approved by our public company stockholders in 2011 in connection with the Azur Merger. In addition, each option that was outstanding under Jazz Pharmaceuticals, Inc.’s equity compensation plans was converted into an option to acquire, on substantially the same terms and conditions as were applicable under such option before the Azur Merger, the number of our ordinary shares equal to the number of shares of Jazz Pharmaceuticals, Inc.’s common stock subject to such option immediately prior to the Azur Merger, at an exercise price per ordinary share equal to the exercise price per share of Jazz Pharmaceuticals, Inc.’s common stock otherwise purchasable pursuant to such option, and each other equity award that was outstanding under Jazz Pharmaceuticals, Inc.’s equity compensation plans was converted into a right to receive, on substantially the same terms and conditions as were applicable under such equity award before the Azur Merger, the number of our ordinary shares equal to the number of shares of Jazz Pharmaceuticals, Inc.’s common stock subject to such equity award immediately prior to the Azur Merger. The Directors Deferred Plan has not been approved by security holders.

(2)	The weighted-average exercise price takes into account 1,035,389 ordinary shares under the 2011 Plan issuable upon vesting of outstanding RSUs, which have no exercise price. The weighted-average exercise price, excluding such outstanding RSUs, is $117.27.

(3)	As of December 31, 2015, an aggregate of up to 16,278,263 of our ordinary shares were authorized for issuance under the 2011 Plan, of which 7,072,478 shares remained available for future issuance. The number of ordinary shares reserved for issuance under the 2011 Plan includes up to 3,335,255 ordinary shares subject to stock awards that were originally granted under the 2007 Plan and the 2003 Plan that may become available for issuance under the 2011 Plan pursuant to the terms of the 2011 Plan and the 2007 Plan. In addition, the number of shares reserved for issuance under the 2011 Plan automatically increases on January 1 of each year for a period of ten years, starting on January 1, 2013 and continuing through January 1, 2022, by the least of (a) 4.5% of the total number of ordinary shares outstanding on December 31 of the preceding calendar year, (b) 5,000,000 ordinary shares, or (c) such lesser number of ordinary shares as determined by our board of directors. On January 1, 2016, the number of shares authorized for issuance under the 2011 Plan increased by 2,758,722 shares pursuant to this automatic share increase provision.

(4)	The weighted-average exercise price takes into account 18,765 ordinary shares under the 2007 Plan issuable upon vesting of outstanding RSUs, which have no exercise price. The weighted-average exercise price, excluding such outstanding RSUs, is $19.63.

(5)	As of December 31, 2015, an aggregate of 7,495,137 ordinary shares were authorized for issuance under the 2007 Plan, of which 896,050 shares remained available for future issuance.

(6)	As of December 31, 2015, an aggregate of 2,660,000 ordinary shares were authorized for issuance under the ESPP, of which 512,166 shares remained available for future issuance, and up to a maximum of 175,000 ordinary shares may be purchased in the current purchase period. The number of shares reserved for issuance under the ESPP automatically increases on January 1 of each year for a period of ten years, starting on January 1, 2013 and continuing through January 1, 2022, by the least of (a) 1.5% of the total number of our ordinary shares outstanding on December 31 of the preceding calendar year, (b) 1,000,000 ordinary shares, or (c) such lesser amount as may be approved by our board of directors. On January 1, 2016, no additional shares were reserved for issuance under the ESPP pursuant to this automatic share increase provision.

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2016 NOTICE OF MEETING AND PROXY STATEMENT

Equity Compensation Plan Information (continued)

(7)	As of December 31, 2015, an aggregate of 869,788 ordinary shares were authorized for issuance under the Directors Plan, of which 304,497 shares remained available for future issuance. The number of shares remaining available for issuance under the Directors Plan as shown in the table above has been reduced by the number of shares credited to our non-employee directors’ stock accounts under the Directors Deferred Plan prior to August 15, 2010. The number of shares reserved for issuance under the Directors Plan automatically increases on January 1 of each year for a period of ten years, starting on January 1, 2008 and continuing through January 1, 2017, by the sum of (a) the excess of (i) the number of shares subject to options granted during the preceding calendar year under the Directors Plan, over (ii) the number of shares added back to the share reserve under the Directors Plan during the preceding calendar year and (b) for the automatic annual increases that occurred on or prior to January 1, 2010 only, the aggregate number of shares credited to our non-employee directors’ stock accounts under the Directors Deferred Plan during the preceding calendar year. In no event may the amount of any such annual increase exceed 200,000 shares. The board of directors may also approve a lesser amount for any such annual increase. On January 1, 2016, 34,150 additional shares were reserved for issuance under the Directors Plan pursuant to this automatic share increase provision. If Proposal 10 is approved by our shareholders, the Proposed Directors Plan will become effective on the date of the annual meeting and no further automatic annual increases to the share reserve may occur under the Proposed Directors Plan.

(8)	Represents shares credited to individual non-employee director stock accounts in lieu of director fees as of December 31, 2015 under the Directors Deferred Plan. There is no exercise price for these shares. Distributions under the Directors Deferred Plan are funded (i) with shares reserved under the Directors Plan for amounts credited to our non-employee directors’ stock accounts prior to August 15, 2010 and (ii) with shares reserved under the Directors Deferred Plan for amounts credited to our non-employee directors’ stock accounts on or after August 15, 2010.

(9)	Amounts credited to our non-employee directors’ stock accounts prior to August 15, 2010 pursuant to the Directors Deferred Plan are funded with shares reserved under the Directors Plan. In August 2010, a separate reserve of 200,000 shares was created under the Directors Deferred Plan which funds all distributions of amounts credited to our non-employee directors’ stock accounts on or after August 15, 2010 pursuant to the Directors Deferred Plan. Since the Azur Merger, non-employee directors have not been permitted to defer director fees pursuant to the Directors Deferred Plan. A description of the Directors Deferred Plan is provided under “Director Compensation—Directors Deferred Compensation Plan.”

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2016 NOTICE OF MEETING AND PROXY STATEMENT

OTHER MATTERS

Presentation of Irish Statutory Financial Statements

Our Irish statutory financial statements for the fiscal year ended December 31, 2015, together with the reports of the directors and auditors thereon, will be presented and considered at the annual meeting in accordance with the requirements of the 2014 Act. Our Irish statutory financial statements have been approved by the board of directors. There is no requirement under Irish law that such statements be approved by shareholders, and no such approval will be sought at the annual meeting.

Registered and Principal Executive Offices

The registered and principal executive offices of Jazz Pharmaceuticals plc are located at Fourth Floor, Connaught House, One Burlington Road, Dublin 4, Ireland. Our telephone number there is +353.1.634.7800.

Shareholder Proposals and Director Nominations for the 2017 Annual General Meeting

Our shareholders may submit proposals on matters appropriate for shareholder action at shareholder meetings in accordance with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in our proxy materials relating to our 2017 annual general meeting of shareholders, all applicable requirements of Rule 14a-8 must be satisfied and, pursuant to Rule 14a-8, such proposals must be received by us no later than                , 2017. However, if our 2017 annual general meeting of shareholders is not held between July 5, 2017 and September 3, 2017, then the deadline will be a reasonable time prior to the time that we begin to print and mail our proxy materials. Such proposals should be delivered to Jazz Pharmaceuticals plc, Attention: Company Secretary, Fourth Floor, Connaught House, One Burlington Road, Dublin 4, Ireland.

Our articles of association provide that shareholder nominations of persons to be elected to the board of directors at an annual general meeting must be made following written notice to our Company Secretary which is executed by a shareholder and accompanied by certain background and other information specified in our articles of association. Such written notice and information must be received by our Company Secretary not later than the close of business on                     , 2017 nor earlier than                     , 2017; provided, however, that in the event our 2017 annual general meeting of shareholders is not held between July 5, 2017 and September 3, 2017, notice must be delivered no earlier than 150 days prior to nor later than 90 days prior to the date of the 2017 annual general meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Our articles of association provide that other proposals may only be proposed at an annual general meeting if either (i) it is proposed by or at the direction of our board of directors; (ii) it is proposed at the direction of the Irish High Court; or (iii) the chairman of the meeting decides, in his or her absolute discretion, that the proposal may properly be regarded as within the scope of the relevant meeting. In addition, the proxy solicited by our board of directors for the 2017 annual general meeting of shareholders will confer discretionary voting authority with respect to (i) any proposal presented by a shareholder at that meeting for which we have not been provided with notice by                     , 2017 and (ii), if we have received notice of such proposal by                     , 2017, any matter, provided that (i) the 2017 proxy statement briefly describes such matter and how management’s proxy holders intend to vote on it and (ii) the shareholder does not comply with the requirements of Rule 14a-4(c)(2) promulgated under the Exchange Act. On any other business which may properly come before the annual meeting, or any adjournment thereof, and whether procedural or substantive in nature (including without limitation any motion to amend a resolution or adjourn the meeting) not specified in this proxy statement, the proxy holder will act at his/her discretion.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to satisfy the delivery requirements for Notices and proxy materials with respect to two or more shareholders sharing the same address by delivering a single Notice or a single set of proxy materials, as applicable, addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

A number of brokers with account holders who are Jazz Pharmaceuticals shareholders will be “householding” Notices and our proxy materials. A single Notice or a single set of proxy materials, as applicable, may be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice or set of proxy materials, as applicable, in the future you may: (1) notify your broker, (2) direct your written request to Jazz Pharmaceuticals plc, Attention:

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2016 NOTICE OF MEETING AND PROXY STATEMENT

Other Matters (continued)

Investor Relations, Fourth Floor, Connaught House, One Burlington Road, Dublin 4, Ireland or (3) contact our Investor Relations department at +353.1.634.7892 (Ireland) or +1.650.496.2800 (U.S.) or by email at investorinfo@jazzpharma.com. Shareholders who currently receive multiple copies of Notices or proxy materials at their address and would like to request “householding” of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of a Notice or set of proxy materials to a shareholder at a shared address to which a single Notice or set of proxy materials, as applicable, was delivered.

Annual Report on Form 10-K

We will mail without charge, upon written request, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, including the consolidated financial statements, schedules and list of exhibits, and any particular exhibit specifically requested. Requests should be sent to: Jazz Pharmaceuticals plc, Attention: Company Secretary, Fourth Floor, Connaught House, One Burlington Road, Dublin 4, Ireland.

Special Note Regarding Forward-Looking Statements

This proxy statement contains forward-looking statements, including, but not limited to, statements related to the company’s growth strategy and its ability to execute on that growth strategy through the completion of potential future strategic transactions or otherwise, as well as the anticipated closing of its acquisition of Celator Pharmaceuticals and the benefits thereof. These forward-looking statements are based on the company’s current plans, objectives, estimates, expectations and intentions, and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with maintaining or increasing sales of and revenue from Xyrem, such as the potential introduction of generic competition or other competitive sodium oxybate products; regulatory restrictions and requirements applicable to Xyrem and ongoing patent litigation and related proceedings; effectively commercializing the company’s other products and product candidates; protecting and enhancing the company’s intellectual property rights; delays or problems in the supply or manufacture of the company’s products and product candidates; complying with applicable U.S. and non-U.S. regulatory requirements; the difficulty and uncertainty of pharmaceutical product development and the uncertainty of clinical success; the inherent uncertainty associated with the regulatory approval process, including the risk that regulatory approval for VYXEOS in the U.S. may not be obtained in a timely manner or at all; identifying and acquiring, in-licensing or developing additional products or product candidates and financing and integrating these transactions, including risks and uncertainties related to the company’s ability to complete the acquisition of Celator Pharmaceuticals on the proposed terms and schedule and those related to the integration efforts for, and future opportunities and plans for, the combined company; and other risks and uncertainties affecting the company, including those described from time to time under the caption “Risk Factors” and elsewhere in Jazz Pharmaceuticals plc’s SEC filings and reports (Commission File No. 001-33500), including the company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016 and future filings and reports by the company. Other risks and uncertainties of which the company is not currently aware may also affect the company’s forward-looking statements and may cause actual results and timing of events to differ materially from those anticipated. The forward-looking statements herein are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by the company on its website or otherwise. The company undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

General

Your proxy is solicited on behalf of our board of directors. Unless otherwise directed, at the annual meeting (or any adjournment thereof), proxies will be voted “FOR” all of the nominees listed in Proposal 1 and “FOR” Proposals 2, 3, 4A, 4B, 5, 6, 7, 8, 9 and 10. If any matter other than those described in this proxy statement properly comes before the annual meeting (or any adjournment thereof), it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By order of the board of directors,

Shawn Mindus

Company Secretary

                    , 2016

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Annex A

SUMMARY OF AMENDMENTS TO THE ARTICLES OF ASSOCIATION OF JAZZ PHARMACEUTICALS PLC

Part I — Optional Provisions of the Companies Act 2014 from which the company proposes to opt-out

The Irish Companies Act 2014 (the “2014 Act”) adopts a new approach to dealing with the articles of association of all Irish companies, including the company, and introduces new terminology in this regard. Instead of providing, as previous Irish company law had, for a model set of regulations that apply unless otherwise excluded by a company’s articles of association, the 2014 Act includes optional statutory provisions interspersed throughout the 2014 Act which each apply to regulate a company unless its constitutional documents provide otherwise.

The company’s current constitutional documents dis-apply the model set of regulations set forth in the previous Irish company law and instead, the company adopted a tailored memorandum of association and articles of association, the provisions of which regulate the company today. Now that the 2014 Act is effective, the company proposes to continue its existing approach of setting out the regulations governing the company in its constitutional documents and, in order to ensure that these provisions continue to apply as intended, the company is proposing to include a provision, set out in article 1 of the amended articles of association, to dis-apply certain optional provisions introduced by the 2014 Act. This is in line with the company’s current approach under its existing articles of association.

In other words, the company proposes to make administrative adjustments to its articles of association that continue the company’s existing approach in opting to be regulated by the tailored provisions set forth in its governance documents, rather than by defaulting to the statutory provisions.

A summary of each of the sections of the 2014 Act which are therefore being specifically excluded by the articles of association is set out in the table below:

Sections of the 2014 Act to be dis-applied	Currently covered in articles	Subject matter/reasons for dis-application of relevant provision(s) in the 2014 Act
43(2) and (3)	155 and 156	Sections 43(2) and (3) deal with the use of the common seal of a company. These sections are being dis-applied as an equivalent, but more detailed, provision for the use of the company’s common seal is made in articles 155 and 156.
65(2) to 65(7)	Not applicable	Sections 65(2) to (7) deal with the power of a company to convert shares into stock and reconvert stock into shares. These sections are being dis-applied as they are not contemplated in the company’s existing articles of association and the intention is to preserve the status quo.
66(4)	31	Section 66(4) deals with the allotment of redeemable shares. This section is being dis-applied as the matter is already provided for in article 31.
77 to 81	37 to 58	Sections 77 to 81 deal with the making of calls in respect of unpaid amounts due on shares issued by a company, liens on shares and forfeiture of shares. These sections are being dis-applied as such matters are already provided for in articles 37 to 58.
94(8)	25 and 26	Section 94(8) deals with the instrument of transfer for shares and the regulation of such instruments under the Stock Transfer Act 1963. This section is being dis-applied as the matter is already provided for in articles 25 and 26.
95(1)	27	Section 95(1) deals with restrictions on the transfer of shares. This section is being dis-applied as the matter is already provided for in article 27.
96(2) to (11)	60 to 64	Sections 96(2) to (11) deal with transmission of shares in a company. These sections are being dis-applied as the matter is already provided for in articles 60 to 64.

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124 and 125	157 to 166	Sections 124 and 125 deal with the declaration and payment of dividends by a company. These sections are being dis-applied as such matters are already provided for in articles 157 to 166.
126	167	Section 126 deals with the capitalization of a company’s reserves for the purposes of making bonus issues of shares. This section is being dis-applied as the matter is already provided for in article 167.
136(1)	Not applicable	Section 136(1) applies where the constitution of a company requires a director to hold a specific share qualification. This section is being dis-applied as a shareholding qualification is not contemplated in the company’s existing articles of association and the intention is preserve the status quo.
144(3) and (4)	148 to 150	Sections 144(3) and (4) deal with the appointment of directors. These sections are being dis-applied as the matter is already provided for in articles 148 to 150.
148(2)	146	Section 148(2) deals with how the office of a director may be vacated before the end of the appointed term. This section is being dis-applied as the matter is already provided for in article 146.
158 to 165	123 to 130, 133 to 144 and 151	Sections 158 to 165 deal with a board’s power of management and delegation, the appointment of a managing director, the establishment of board committees, matters relating to board procedure and the appointment of alternate directors. These sections are being dis-applied as such matters are already provided for in articles 123 to 130, 133 to 144 and 151.
178(2)	72	Section 178(2) deals with the convening of extraordinary general meetings by shareholders. This section is being dis-applied as this is not contemplated in the company’s existing articles of association and the intention is to preserve the status quo. Article 72 provides for shareholders to requisition the board of directors for the holding of an extraordinary general meeting in accordance with section 178(3) of the 2014 Act .
180(5), 181(1) and 181(6)	76 to 81	Sections 180(5), 181(1) and 181(6) deal with how notices of general meetings are given and who is entitled to receive such notices. These sections are being dis-applied as such matters are already provided for in articles 76 to 81.
182(2), (4) and (5)	83 and 84	Sections 182(2), (4) and (5) deal with the quorum requirements for a general meeting of a company. These sections are being dis-applied as such matters are already provided for in articles 83 and 84.
183(3)	106	Section 183(3) is being dis-applied as otherwise it would prohibit the appointment of multiple proxies which is expressly permitted by article 106.
186(c)	82	Section 186(c) deals with one aspect of the business of the annual general meeting. This section is being dis-applied as the entire business of the annual general meeting is already provided for in article 82.
187(2) to (8) and 188(2) to (8)	82 to 96 and 101 to 106	Sections 187(2) to (8) and 188(2) to (8) deal with the conduct of general meetings and voting at such meetings. These sections are being dis-applied as such matters are already provided for in articles 82 to 96 and 101 to 106.
218(1), (3), (4) and (5)	175 to 179	Sections 218(1), (3), (4) and (5) deal with the service of notice on members of a company. These sections are being dis-applied as the matter is already provided for in articles 175 to 179.

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229(1), 230 and 1113	116 to 122	Sections 229(1), 230 and 1113 deal with potential conflicting interests of directors. These sections are being dis-applied as such matters are already provided for in articles 116 to 122.
338(5) and (6) and 339(7)	175 and 175.2	Sections 338(5) and (6) and 339(7) deal with delivery of statutory financial statements via the website of a company and by using electronic communications. These sections are being dis-applied as such matters are already provided for in articles 175 and 175.2.
618(1)(b)	182	Section 618(1)(b) deals with the distribution of property on a winding up of a company. This section is being dis-applied as the matter is already provided for in article 182.
620(8)	166	Section 620(8) stipulates the timeframe for claiming dividends. This section is being dis-applied as the matter is already provided for in article 166.
1090	148 and 149	Section 1090 deals with the rotation of directors. This section is being dis-applied as the matter is already provided for in articles 148 and 149 .
1092(2) and (3)	114 and 115	Section 1092(2) and (3) deal with the remuneration of directors. This section is being dis-applied as the matter is already provided for in articles 114 and 115.
1093 and 193(1)	96	Sections 1093 and 193(1) deal with written resolutions of members. These sections are being dis-applied as the matter is already provided for in article 96.

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Part II — Optional Provisions in the 2014 Act not to be dis-applied

Sections of the 2014 Act not to be dis-applied	Subject matter/reason for non-disapplication of the provisions of the 2014 Act
83 and 84

Sections 83 and 84 are being retained as they contain the powers necessary for a company to implement capital reductions and capital variations under the 2014 Act.

While the power to implement capital reductions is already contained in article 66.2, due to the wording of sections 83 and 84, there is a technical requirement to implement any capital reduction in accordance with the procedures set out in sections 83 and 84, with the result being that the company must not dis-apply those sections in order to maintain the flexibility to implement a capital reduction in the future, subject to the required shareholder and court approvals.

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Part III — Summary of other amendments being made relating to the introduction of the 2014 Act or for administrative or “housekeeping” reasons

Amendment	Reason for amendment
All references to the old Irish company law statutes, which were repealed when the 2014 Act became effective on June 1, 2015 are replaced by references to the 2014 Act.	To ensure that our memorandum and articles of association are consistent with the statutory references in the 2014 Act.
Amendment to definition of “Adoption Date” in article 2.1	The company’s authority to allot and issue shares under article 6 of the articles of association runs for five years from the date of adoption of the current articles. As the allotment authority under article 6 is defined by reference to the date of adoption of the current articles, this date is now expressly set out in the articles of association (which had not previously been the case).
Inclusion of definition of “IAS Regulation” in article 2.1	This definition has been included in order to take account of the new requirements regarding the maintenance of accounting records set out in Chapter 2 of Part 6 of the 2014 Act. Further details are set out below in the explanation of amendments to article 167.
Insert references to undenominated capital	In various places in our articles of association, the expression “undenominated capital” is being inserted as this expression is now used in the 2014 Act to refer to that part of a company’s issued share capital which is not represented by the nominal (or par) value paid up on a company’s issued shares.
Amendment to article 6.3	Article 6.3 has been updated to reflect that the 2014 Act doesn’t specifically acknowledge “warrants” and instead refers to the concept of bearer instruments in section 1019 which must be “permissible letters of allotment” for a plc to issue them.
Amendment to article 10	Article 10 has been amended to clarify that directors can opt out of any market purchase by the company constituting a redemption and instead rely on the annual market purchase authority granted by shareholders at the annual general meeting.
Amendment to article 15	Article 15 has been updated to remove obsolete references to repealed Irish company law statutes.
Amendment to article 26.2	Article 26.2 has been amended to expand the company’s delegated authority to execute instruments of transfer on behalf of shareholders transferring their shares to enable it to appoint third parties to fulfill this administrative role as required.
Amendment to article 26.4	Article 26.4 has been updated to refer to “amending regulations” as provided for under section 1086 of the 2014 Act in respect of the transfer of securities.
Amendment to article 65	Article 65 has been amended to provide that the powers contained therein do not limit or otherwise affect the powers afforded to the company by section 83 of the 2014 Act, which sets out the procedures pursuant to which the company may vary its capital.

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Amendment to article 66

Article 66 has been amended to include a cross reference to section 84 of the 2014 Act which sets out the procedures pursuant to which the company may reduce its capital.

Article 66 is also amended to expressly provide that it should have no effect on the powers granted to the company by section 83 of the 2014 Act in relation to the variation of its capital.

Amendment to article 67	Article 67 has been updated to provide that any proceeds of sale available for distribution to the members of the company following the sale by it of shares representing fractional entitlements arising from an alteration or reorganisation of share capital shall be distributed net of any costs and expenses associated with the sale to ensure the directors of the company are authorised to discharge any such costs and expenses necessary to give effect to the sale out of the sales proceeds before distribution.
Amendment to article 82	Article 82 is being updated to ensure that it is consistent with section 186 of the 2014 Act (which codifies and updates the common law position as to what constitutes the ordinary business of an annual general meeting) while still reflecting what the company usually regards as ordinary business.
Amendment to article 89.1	For the avoidance of doubt, article 89.1 has been amended to provide that the authority to put a resolution to vote at a general meeting is subject to the provisions of the 2014 Act and also the articles of association of the company.
Amendment to article 107

Article 107 has been amended to cater for the changes introduced by section 183 of the 2014 Act relating to the time and place for delivery of proxies. Article 107.1 has been amended to expressly clarify that the time for return of an instrument or other form of communication appointing a proxy may be less than 48 hours before the relevant meeting, as the 2014 Act prescribes a deadline of 48 hours before the meeting for proxy submission unless otherwise provided in the company’s constitutional documents.

Article 107.1 has also been amended to amend a typographical error, namely replacing “a” with “at”.

The 2014 Act does not expressly refer to submission of instruments for appointment of proxies by telephone so article 107.2 has been amended to make express provision for this in the articles of association.

Amendment to article 112.1	Article 112.1 has been amended by the deletion of the time limit within which a proxy may be revoked as this is now governed by section 183(10) of the 2014 Act, which specifies that such revocation will be valid if received at a company’s registered office at any time before the commencement of the meeting or adjourned meeting at which the proxy is used.
Amendment to articles 116 and 120	Articles 116 and 120 have been updated to remove the reference to an “officer” of the company as the obligations thereunder apply to “officers” within the meaning of the 2014 Act only (i.e. director, secretary and auditors) and do not apply to officers as defined in article 2.1 (i.e., executive officers).

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New article 117.2	Section 228(1)(d) of the 2014 Act codifies the common law restriction on the use of company property by directors save to the extent permitted by a company’s constitution. Article 117.2 is being adopted so that our directors may continue to use company property pursuant to or in connection with the exercise and performance of their duties, functions and powers as directors or employees; the terms of any contract of service or employment or letter of appointment; and any other usage authorized by our board from time to time.
New article 117.3	Sections 228(1)(e) and 228(2) of the 2014 Act codify the common law rules on directors restricting their independent judgement and the new article 117.3 makes it clear that section 228(1)(e) will not restrict anything which may be done by our directors in accordance with the prior authorization of our board.
Amendment to article 147

Article 147 has been amended to remove references to “extended” notice as the concept of extended notice is no longer provided for under the 2014 Act in relation to the removal of directors (it was a term used in the statute replaced by the 2014 Act).

Article 147 has also been updated to provide that the notice given in relation to the removal of a director must be given in accordance with the relevant provisions of the articles of association, as well as the 2014 Act.

Amendment to article 148	Article 148 deals with the initial division of the board of directors into classes and included dated references to the first rotation of directors commencing at the 2012 annual general meeting. Article 148 has been updated to remove outdated references and to make the provisions of general application for division of the directors into classes and rotation of directors.
Deletion of article 150	Article 150 has been deleted as it duplicates the power to elect directors by ordinary resolution provided in article 148.2.
Amendment to article 166	Article 166 has been amended to expressly refer to future share issuance authorities that may be granted to the directors outside of the company’s articles of association in addition to the existing authorities in articles 6 and 7. The references to the share premium account, the capital redemption reserves and profits in article 166.2 have been deleted and are collectively referred to as “reserves”, to mirror article 166.1.
Amendment to articles 167 to 170	Articles 167 to 170 are being amended in order to take account of the new requirements regarding the maintenance of accounting records set out in Chapter 2 of Part 6 of the 2014 Act and references to “books of account” have been updated to “accounting records” to ensure consistency of terminology with the 2014 Act.

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A number of additional administrative/housekeeping changes

The subscription clause that sets out details of a company’s initial subscribers, which is a mandatory provision of any constitution, was inadvertently removed from the company’s constitution when it was adopted in 2012. It is now included at the end of the constitution in order to comply with section 1006 and Schedule 9 of the 2014 Act.

The definition of “Articles” or “Articles of Association” and “Memorandum” in article 2.1 have been updated to delete the reference to amendment by special resolution to reflect the fact that, in limited circumstances, the articles of association can be effectively amended by ordinary resolution (e.g., if the authorised share capital is increased).

A definition of “person” has been included in article 2.1 to clarify and substitute the definition set out in article 2.2(c).

The inclusion of new definition of “Companies Act” in article 2.1 to properly reference the new company law legislation.

References to “Companies Acts” have been updated throughout the articles of association so as to be consistent with the definition of “Companies Act” in article 2.1 which no longer refers to “acts” in the plural.

The definition of “Auditors” in article 2.1 has been amended to refer to “statutory auditors” to ensure consistency with the terminology of the 2014 Act and has been capitalised throughout the articles of association so as to be consistent with such defined term.

Article 2.2(g) has been updated to clarify that “officers” in the context of the articles of association means executive officers (as opposed to officers under the 2014 Act, i.e., director, secretary and auditors) and that “officers” for the purposes of the articles of association shall not constitute “officers” within the meaning of the 2014 Act by reason of that designation alone.

The term “Adoption Date” is defined in article 2.1 and references to “date of adoption” throughout the Articles have been updated to be consistent with the defined term.

The term “Articles” is defined in article 2.1 and the term has been capitalised throughout the articles of association so as to be consistent with such defined term.

The term “Special Resolution” is defined in article 2.1 and the term has been capitalised throughout the articles of association so as to be consistent with such defined term.

Article 12 has been amended to reflect the fact that a number of the actions described therein in relation to the Azur Merger have now taken place, but the article itself has been retained as there may be outstanding legacy shareholders that were not exchanged pursuant to the terms of the Azur Merger and who may have a right to claim certain proceeds relating to the sale of their shares pursuant to this article.

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The articles of association have been updated to remove references to the terms “Office” or “Registered Office” which are not defined terms in the articles of association.

References to audited accounts in the articles of association have been updated to refer to “statutory financial statements” to ensure consistency with the terminology of the 2014 Act.

All references to “sections” of the 2014 Act throughout the articles of association have been amended to lower case for consistency.

Article 13 has been amended to reflect the changes to the definition of “Adoption Date” in article 2.1 and to clarify that the special resolution deemed to confer authority on the company under this article was duly passed on 3 January 2012.

The typographical error in article 31.3 has been corrected by insertion of the word “shares” after “treasury” which had been omitted.

Article 73 has been updated to replace “all general meetings” with “any general meeting” to ensure consistency with the terminology of the 2014 Act.

Article 76 has been updated to replace “the Exchange” with “an Exchange” to reflect that the definition of “Exchange” in article 2.1 refers to any securities exchange or other system on which shares may be listed, and not a specific exchange.

The word “and” has been removed from the end of article 179.1 as it is superfluous.

General revision of cross-referencing in definitions and numbering of articles to ensure consistency throughout the articles of association.

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Annex B

COMPLETE TEXT OF THE PROPOSED AMENDMENTS TO THE MEMORANDUM AND ARTICLES OF ASSOCIATION OF JAZZ PHARMACEUTICALS PLC

Note: the amendments set out in this Annex B are reflected as a comparison to the Memorandum and Articles of Association of the Company as at the date of this proxy statement.

Part I –Amendments to Memorandum of Association

Companies ~~ACTS, 1963 TO 2009~~Act 2014

A PUBLIC LIMITED COMPANY ~~LIMITED BY SHARES~~

~~MEMORANDUM~~

~~AND~~

~~ARTICLES OF ASSOCIATION~~

CONSTITUTION

of

JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY

~~(Amended by Special Resolution on 13 January 2012)~~

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~~COMPANIES ACTS, 1963 to 2009~~

~~A PUBLIC COMPANY LIMITED BY SHARES~~

MEMORANDUM OF ASSOCIATION

~~OF~~

~~JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY~~

(as amended by resolutions passed up to and including 4 August 2016)

1.	The name of the Company is: Jazz Pharmaceuticals public limited company.

2.	The Company is ~~to be~~ a public limited company deemed to be a PLC to which Part 17 of the Companies Act applies.

3.	The objects for which the Company is established are:

(a)	To carry on all or any of the businesses of manufacturers, buyers, sellers, and distributing agents of and dealers in all kinds of patent, pharmaceutical, medicinal, and medicated preparations, patent medicines, drugs, herbs, and of and in pharmaceutical, medicinal, proprietary and industrial preparations, compounds, and articles of all kinds; and to manufacture, make up, prepare, buy, sell, and deal in all articles, substances, and things commonly or conveniently used in or for making up, preparing, or packing any of the products in which the Company is authorised to deal, or which may be required by customers of or persons having dealings with the Company.

(b)	To invest in pharmaceutical and related assets, including, amongst other items, investments in pharmaceutical companies, products, businesses, divisions, technologies, devices, sales force and other marketing capabilities, development projects and related activities, licences, intellectual and similar property rights, premises and equipment, royalty rights and all other assets needed to operate a pharmaceuticals business.

(c)	To establish, maintain and operate laboratories for the purpose of carrying on chemical, physical and other research in medicine, chemistry, industry or other unrelated or related fields.

(d)	To invest (including long-term investments in, and acquisitions of, the shares of pharmaceutical companies) any monies of the Company in such investments and in such manner as may from time to time be determined, and to hold, sell or deal with such investments and generally to purchase, take on lease or in exchange or otherwise acquire any real and personal property and rights or privileges.

(e)	To develop and turn to account any land acquired by the Company or in which it is interested and in particular by laying out and preparing the same for building proposes, constructing, altering, pulling down, decorating, maintaining, fitting up and improving buildings and conveniences, and by planting, paving, draining, farming, cultivating, letting on building lease or building agreement and by advancing money to and entering into contracts and arrangements of all kinds with builders, tenants and others.

(f)	To acquire and hold shares and stocks of any class or description, debentures, debenture stock, bonds, bills, mortgages, obligations, investments and securities of all descriptions and of any kind issued or guaranteed by any company, corporation or undertaking of whatever nature and wheresoever constituted or carrying on business or issued or guaranteed by any government, state, dominion, colony, sovereign ruler, commissioners, trust, public; municipal, local or other authority or body of whatsoever nature and wheresoever situated and investments, securities and property of all descriptions and of any kind, including real and chattel real estates, mortgages, reversions, assurance policies, contingencies and choses in action.

(g)	To remunerate by cash payments or allotment of shares or securities of the Company credited as fully paid up or otherwise any person or company for services rendered or to be rendered to the Company or any parent or subsidiary body corporate whether in the conduct or management of its business, or in placing or assisting to place or guaranteeing the placing of any of the shares of the Company’s capital, or any debentures or other securities of the Company or in or about the formation or promotion of the Company.

(h)	To purchase for investment only property of any tenure and any interest therein, and to make advances upon the security of land or other similar property or any interest therein.

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(i)	To acquire by purchase, exchange, lease, fee farm grant or otherwise, either for an estate in fee simple or for any less estate or other estate or interest, whether immediate or reversionary and whether vested or contingent, any lands, tenements or hereditaments of any tenure, whether subject or not to any charges or encumbrances, and to hold, farm, work and manage and to let, sublet, mortgage or charge land and buildings of any kind, reversions, interests, annuities, life policies, and any other property real or personal, movable or immovable, either absolutely or conditionally, and either subject or not to any mortgage, charge, ground rent or other rents or encumbrances.

(j)	To erect or secure the erection of buildings of any kind with a view of occupying or letting them and to enter into any contracts or leases and to grant any licences necessary to effect the same.

(k)	To maintain and improve any lands, tenements or hereditaments acquired by the Company or in which the Company is interested, in particular by decorating, maintaining, furnishing, fitting up and improving houses, shops, flats, maisonettes and other buildings and to enter into contracts and arrangements of all kinds with tenants and others.

(l)	To sell, exchange, mortgage (with or without power of sale), assign, turn to account or otherwise dispose of and generally deal with the whole or any part of the property, shares, stocks, securities, estates, rights or undertakings of the Company, real, chattels real or personal, movable or immovable, either in whole or in part, upon whatever terms and whatever consideration the Company shall think fit.

(m)	To take part in the management, supervision, or control of the business or operations of any company or undertaking, and for that purpose to appoint and remunerate any directors, accountants, or other experts or agents to act as consultants, supervisors and agents of other companies or undertakings and to provide managerial, advisory, technical, design, purchasing and selling services.

(n)	To make, draw, accept, endorse, negotiate, issue, execute, discount and otherwise deal with bills of exchange, promissory notes, letters of credit, circular notes, and other negotiable or transferable instruments.

(o)	To redeem, purchase, or otherwise acquire in any manner permitted by law and on such terms and in such manner as the Company may think fit any shares in the Company’s capital.

(p)	To guarantee, support or secure whether by personal covenant or by mortgaging or charging all or any part of the undertaking, property and assets (present and future) and uncalled capital of the Company or by both such methods the performance of the obligations of, and the repayment or payment of the principal amounts of and the premiums, interest and dividends on any security of any person, firm or company including (without prejudice to the generality of the foregoing) any company which is for the time being the Company’s holding company or subsidiary ~~as defined by Section 155~~(within the meaning of the Companies Act ~~1963 or another subsidiary as defined by the said Section~~) of the Company’s holding company or otherwise associated with the Company in business notwithstanding the fact that the Company may not receive any consideration, advantage or benefit, direct or indirect from entering into such guarantee or other arrangement or transaction contemplated herein.

(q)	To lend the funds of the Company with or without security and at interest or free of interest and on such terms and conditions as the directors shall from time to time determine.

(r)	To raise or borrow or secure the payment of money in such manner and on such terms as the directors may deem expedient whether or not by the issue of bonds, debentures or debenture stock, perpetual or redeemable, or by mortgage, charge, lien or pledge upon the whole or any part of the undertaking, property, assets and rights of the Company, present or future, including its uncalled capital and generally in any other manner as the directors shall from time to time determine and to enter into or issue interest and currency hedging and swap agreements, forward rate agreements, interest and currency futures or options and other forms of financial instruments, and to purchase, redeem or pay off any of the foregoing and to guarantee the liabilities of the Company or any other person, and any debentures, debenture stock or other securities may be issued at a discount, premium or otherwise, and with any special privileges as to redemption, surrender, transfer, drawings, allotments of shares; attending and voting at general meetings of the Company, appointment of directors and otherwise.

(s)	To accumulate capital for any of the purposes of the Company, and to appropriate any of the Company’s assets to specific purposes, either conditionally or unconditionally, and to admit any class or section of those who have any dealings with the Company to any share in the profits thereof or in the profits of any particular branch of the Company’s business or to any other special rights, privileges, advantages or benefits.

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(t)	To reduce the share capital of the Company in any manner permitted by law.

(u)	To make gifts or grant bonuses to officers or other persons who are or have been in the employment of the Company and to allow any such persons to have the use and enjoyment of such property, chattels or other assets belonging to the Company upon such terms as the Company shall think fit.

(v)	To establish and maintain or procure the establishment and maintenance of any pension or superannuation fund (whether contributory or otherwise) for the benefit of and to give or procure the giving of donations, gratuities, pensions, annuities, allowances, emoluments or charitable aid to any persons who are or were at any time in the employment or service of the Company or any of its predecessors in business, or of any company which is a subsidiary of the Company or who may be or have been directors or officers of the Company, or of any such other company as aforesaid, or any persons in whose welfare the Company or any such other company as aforesaid may be interested and the wives, widows, children, relatives and dependants of any such persons and to make payments towards insurance and assurance and to form and contribute to provident and benefit funds for the benefit of such persons and to remunerate any person, firm or company rendering services to the Company, whether by cash payment, gratuities, pensions, annuities, allowances, emoluments or by the allotment of shares or securities of the Company credited as paid up in full or in part or otherwise.

(w)	To employ experts to investigate and examine into the conditions, prospects, value, character and circumstances of any business concerns, undertakings, assets, property or rights.

(x)	To insure the life of any person who may, in the opinion of the Company, be of value to the Company, as having or holding for the Company interests, goodwill, or influence or otherwise and to pay the premiums on such insurance.

(y)	To distribute either upon a distribution of assets or division of profits among the Members of the Company in bind any property of the Company, and in particular any shares, debentures or securities of other companies belonging to the Company or of which the Company may have the power of disposing.

(z)	To give, whether directly or indirectly, and whether by means of a loan, guarantee, the provision of security or otherwise, any financial assistance for the purpose of or in connection with a purchase or subscription made or to be made by any person of or for any shares in the Company, or, where the Company is a subsidiary company, in its holding company.

(aa)	To do and carry out all or any of the foregoing objects in any part of the world and either as principals, agents, contractors, trustees or otherwise, and either by or through agents, trustees or otherwise and either alone or in partnership or in conjunction with any other company, firm or person, provided that nothing herein contained shall empower the Company to carry on the businesses of insurance.

(bb)	To apply for, purchase or otherwise acquire any patents, brevets d’invention, licences, trademarks, industrial designs, know-how, concessions and other forms of intellectual property rights and the like conferring any exclusive or non-exclusive or limited or contingent rights to use, or any secret or other information as to any invention or process of the Company, or the acquisition of which may seem calculated directly or indirectly to benefit the Company, and to use, exercise, develop, or grant licences in respect of, or otherwise turn to account the property, rights or information so acquired.

(cc)	To enter into partnership or into any arrangement for sharing profits, union of interests, co-operation, joint venture, reciprocal concession or otherwise with any person or company carrying on or engaged in or about to carry on or engage in any business or transaction which the Company is authorised to carry on or engage in or any business or transaction capable of being conducted so as directly or indirectly to benefit the Company.

(dd)	To acquire and undertake the whole or any part of the undertaking, business, property and liabilities of any person or company carrying on any business which the Company is authorised to carry on or which is capable of being conducted so as to benefit the Company directly or indirectly or which is possessed of assets suitable for the purposes of the Company.

(ee)	To adopt such means of making known the Company and its products and services as may seem expedient.

(ff)	To acquire and carry on any business carried on by a subsidiary or a holding company of the Company or another subsidiary of a holding company of the Company.

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(gg)	To promote any company or companies for the purpose of acquiring all or any of the property and liabilities of this Company or for any other purpose which may seem directly or indirectly calculated to benefit this Company.

(hh)	To amalgamate with, merge with or otherwise become part of or associated with any other company or association in any manner permitted by law.

(ii)	To do and carry out all such other things, except the issuing of policies of insurance, as may be deemed by the Company capable of being conveniently carried on in connection with the above objects or any of them or calculated to enhance the value of or render profitable any of the Company’s properties or rights.

And it is hereby declared that the word “company” in this clause, except where used in reference to this Company, shall be deemed to include any person, partnership or other body of persons whether incorporated or not incorporated and whether domiciled in the State or elsewhere and that the objects of the Company as specified in each of the foregoing paragraphs of this clause shall be separate and distinct objects and shall not be in anywise limited or restricted by reference to or inference from the terns of any other paragraph or the name of the Company.

4.	The liability of each Member is limited to the amount from time to time unpaid on such Member’s Shares.

5.	The authorised share capital of the Company is €40,000 and US$30,000 divided into 4,000,000 euro deferred shares of €0.01 each and 300,000,000 ordinary shares of US$0.0001 each.

6.	The shares forming the capital, increased or reduced, may be increased or reduced and be divided into such classes and issued with any special rights, privileges and conditions or with such qualifications as regards preference, dividend, capital, voting or other special incidents, and be held upon such terms as may be attached thereto or as may from time to time be provided by the original or any substituted or amended articles of association and regulations of the Company for the time being, but so that where shares are issued with any preferential or special rights attached thereto such rights shall not be alterable otherwise than pursuant to the provisions of the Company’s articles of association for the time being.

7.	Capitalised terms that are not defined in this Memorandum ~~of association~~ bear the same meaning as those given in the articles of association of the Company.

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Part II – Amendments to Articles of Association

Companies ~~Acts 1963 to 2009~~Act 2014

A PUBLIC LIMITED COMPANY ~~LIMITED BY SHARES~~

ARTICLES OF ASSOCIATION

of

JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY

(as amended ~~and restated by Special Resolution dated 13 January 2012~~by resolutions passed up to and including 4 August 2016)

PRELIMINARY

~~1.~~	~~The regulations contained in Table A in the First Schedule to the 1963 Act shall not apply to the Company.~~

The following regulations shall apply to the Company:

1.	The provisions set out in these Articles shall constitute the whole of the regulations applicable to the Company and no “optional provision” as defined by section 1007(2) of the Companies Act (with the exception of sections 83 and 84 of the Companies Act) shall apply to the Company.

2.

2.1	In these Articles:

~~“1963 Act”~~	~~means the Companies Act 1963.~~

~~“1983 Act”~~	~~means the Companies (Amendment) Act 1983~~

~~“1990 Act”~~	~~means the Companies Act 1990.~~

“Address”	includes, without limitation, any number or address used for the purposes of communication by way of electronic mail or other electronic communication.

“Adoption Date”	means ~~the date of adoption of these Articles~~18 January 2012.

“Articles” or “Articles of Association”	means these articles of association of the Company, as amended from time to time ~~by Special Resolution~~.

“Assistant Secretary”	means any person appointed by the Secretary from time to time to assist the Secretary.

“Auditors”	means the persons for the time being performing the duties of statutory auditors of the Company.

“Board”	means the board of directors for the time being of the Company.

“clear days”	means, in relation to a period of notice, that period excluding the day when the notice is given or deemed to be given and the day for which it is given or on which it is to take effect.

“Companies ~~Acts~~Act”	means the Companies ~~Acts 1963-2009~~Act 2014 and every statutory modification and re-enactment thereof and all statutes and statutory instruments which are to be read as one with, or construed or read together as one with, the aforementioned enactments and every modification and re-enactment thereof for the time being in force.

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“Company”	means the above-named company.

“Court”	means the Irish High Court.

“Directors”	means the directors for the time being of the Company.

“dividend”	includes interim dividends and bonus dividends.

“electronic communication”	shall have the meaning given to those words in the Electronic Commerce Act 2000.

“electronic signature”	shall have the meaning given to those words in the Electronic Commerce Act 2000.

“Exchange”	means any securities exchange or other system on which the Shares of the Company may be listed or otherwise authorised for trading from time to time.

“Exchange Act”	means the Securities Exchange Act of 1934 of the United States of America.

“IAS Regulation”	means Regulation (EC) No. 1606/2002 of the European Parliament and of the Council of 19 July 2002 on the application of international accounting standards.

“Member”	means a person who has agreed to become a member of the Company and whose name is entered in the Register of Members as a registered holder of Shares.

“Memorandum”	means the memorandum of association of the Company as amended from time to time by ~~Special Resolution~~.

“Merger”	means the merger of Jaguar Merger Sub Inc. with and into Jazz Pharmaceuticals, Inc. consummated ~~immediately prior to the time that these Articles became effective~~on the Adoption Date and as a result of which Jazz Pharmaceuticals Inc. became the surviving entity and a wholly-owned subsidiary of the Company.

“month”	means a calendar month.

“Ordinary Resolution”	means an ordinary resolution of the Company’s Members within the meaning of ~~section 141 of~~ the ~~1963~~Companies Act.

“paid-up”	means paid-up as to the nominal value and any premium payable in respect of the issue of any Shares and includes credited as paid-up.

“person”	includes natural persons, corporations, partnerships, limited liability companies, joint ventures, associations, companies, trusts, government or state bodies, agencies of a state or other organisations, whether or not legal entities.

“Redeemable Shares”	means redeemable shares in accordance with ~~section 206 of~~ the ~~1990~~Companies Act.

“Register of Members” or “Register”	means the register of Members of the Company maintained by or on behalf of the Company, in accordance with the Companies ~~Acts~~Act and includes (except where otherwise stated) any duplicate Register of Members.

“registered office”	means the registered office for the time being of the Company.

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“Seal”	means the seal of the Company, if any, and includes every duplicate seal.

“Secretary”	means the person appointed by the Board to perform any or all of the duties of secretary of the Company and includes an Assistant Secretary and any person appointed by the Board to perform the duties of secretary of the Company.

“Share” and “Shares”	means a share or shares in the capital of the Company.

“Special Resolution”	means a special resolution of the Company’s Members within the meaning of ~~section 141 of~~ the ~~1963~~Companies Act.

2.2	In the Articles:

(a)	words importing the singular number include the plural number and vice-versa;

(b)	words importing the feminine gender include the masculine gender;

~~(c)~~	~~words importing persons include any company, partnership or other body of persons, whether corporate or not, any trust and any government, governmental body or agency or public authority, whether of Ireland or elsewhere;~~

(c)	~~(d)~~ “written” and “in writing” include all modes of representing or reproducing words in visible form, including electronic communication;

(d)	~~(e)~~ references to a company include any body corporate or other legal entity, whether incorporated or established in Ireland or elsewhere;

(e)	~~(f)~~ references to provisions of any law or regulation shall be construed as references to those provisions as amended, modified, re-enacted or replaced from time to time;

(f)	~~(g)~~ any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;

(g)	~~(h)~~ reference to “officer” or “officers” in these Articles means any executive that has been designated by the Company as an “officer” and, for the avoidance of doubt, shall not have the meaning given to such term in the ~~1963~~Companies Act and any such officers shall not, by reason of such designation alone, constitute officers of the Company within the meaning of ~~Section 2(1) of~~ the ~~1963~~Companies Act~~.~~;

(h)	~~(i)~~ headings are inserted for reference only and shall be ignored in construing these Articles; and

(i)	~~(j)~~ references to US$, USD, $ or dollars shall mean United States dollars, the lawful currency of the United States of America and references to €, euro, or EUR shall mean the euro, the lawful currency of Ireland.

SHARE CAPITAL; ISSUE OF SHARES

3.	The authorised share capital of the Company is €40,000 and US$30,000 divided into 4,000,000 euro deferred shares of €0.01 each and 300,000,000 ordinary shares of US$0.0001 each.

4.	Subject to the provisions of these Articles relating to new Shares, the Shares shall be at the disposal of the Directors, and they may (subject to the provisions of the Companies ~~Acts~~Act) allot, grant options over or otherwise dispose of them to such persons, on such terms and conditions and at such times as they may consider to be in the best interests of the Company and its Members, but so that no Share shall be issued at a discount save in accordance with ~~sections 26(5) and 28 of~~ the ~~1983~~Companies Act, and so that, in the case of Shares offered to the public for subscription, the amount payable on application on each Share shall not be less than one-quarter of the nominal amount of the Share and the whole of any premium thereon.

5.

Subject to any requirement to obtain the approval of Members under any laws, regulations or the rules of any Exchange, the Board is authorised, from time to time, in its discretion, to grant such persons, for such periods and upon such terms as the

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Board deems advisable, options to purchase or subscribe for any number of Shares of any class or classes or of any series of any class as the Board may deem advisable, and to cause warrants or other appropriate instruments evidencing such options to be issued.

6.

6.1	The Directors are, for the purposes of ~~section 20 of~~ the ~~1983~~Companies Act, generally and unconditionally authorised to exercise all powers of the Company to allot and issue relevant securities (as defined by ~~the said~~ section ~~20~~1021 of the Companies Act) up to the amount of the Company’s authorised share capital as at the Adoption Date ~~of adoption of these Articles~~ and to allot and issue any Shares purchased or redeemed by or on behalf of the Company pursuant to the provisions of ~~Part XI of~~ the ~~1990~~Companies Act and held as treasury shares and this authority ~~shall~~will expire five years from the Adoption Date ~~of adoption of these Articles~~.

6.2	The Directors are hereby empowered pursuant to ~~sections 23 and 24(1)~~section 1023 of the ~~1983~~Companies Act to allot equity securities within the meaning of the said section ~~23~~1023 for cash pursuant to the authority conferred by Article 6.1 as if section ~~23~~1022(1) of the ~~said 1983~~Companies Act did not apply to any such allotment. The Company may before the expiry of such authority make an offer or agreement which would or might require equity securities to be allotted after such expiry and the Directors may allot equity securities in pursuance of such an offer or agreement as if the power conferred by Article 6.1 had not expired.

6.3	The Company may issue ~~share warrants to bearer pursuant to section 88 of the 1963~~such bearer instruments as are permitted by the Companies Act.

7.	Without prejudice to any special rights previously conferred on the holders of any existing Shares or class of Shares, any Share in the Company may be issued with such preferred or deferred or other special rights or such restrictions, whether in regard to dividend, voting, return of capital or otherwise, as the Company may from time to time by Ordinary Resolution determine.

8.	The Company may pay commission to any person in consideration of any person subscribing or agreeing to subscribe, whether absolutely or conditionally, for the shares in the Company or procuring or agreeing to procure subscriptions, whether absolute or conditional, for any shares in the Company on such terms and, subject to the provisions of the Companies ~~Acts~~Act and to such conditions as the Directors may determine, including, without limitation, by paying cash or allotting and issuing fully or partly paid shares or any combination of the two. The Company may also on any issue of Shares pay such brokerage as may be lawful.

ORDINARY SHARES

9.	The holder of an ordinary share shall be:

9.1	entitled to dividends on a pro rata basis in accordance with the relevant provisions of these Articles;

9.2	entitled to participate pro rata in the total assets of the Company in the event of the Company’s winding up; and

9.3	entitled, subject to the right of the Company to set record dates for the purpose of determining the identity of Members entitled to notice of and/or vote at a general meeting, to attend general meetings of the Company and shall be entitled to one vote for each Ordinary Share registered in her name in the Register of Members, both in accordance with the relevant provisions of these Articles.

10.	Unless the Board specifically elects to treat such acquisition as a purchase for the purposes of the Companies Act, an ordinary share shall be deemed to be a Redeemable Share on, and from the time of, the existence or creation of an agreement, transaction or trade between the Company (including any agent or broker acting on behalf of the Company) and any third party pursuant to which the Company acquires or will acquire ordinary shares, or an interest in ordinary shares, from the relevant third party. In these circumstances, the acquisition of such shares by the Company shall constitute the redemption of a Redeemable Share in accordance with ~~Part XI of~~ the ~~1990~~Companies Act.

11.	All ordinary shares shall rank pari passu with each other in all respects.

JAZZ PHARMACEUTICALS  |  Proxy Statement    B-9

THE MERGER

12.	Pursuant to the terms of the Merger, ordinary shares in the share capital of the Company equal in number to the number of shares of common stock of Jazz Pharmaceuticals Inc. held immediately prior to the Merger becoming effective (the “Effective Time”), ~~will be~~were allotted and issued by the Company to an exchange agent (the “Exchange Agent”) who ~~shall hold~~held such ordinary shares on trust for the holders of shares of common stock of Jazz Pharmaceuticals Inc. (the “Holders”) (the “Merger Consideration”). As soon as was reasonably practicable after the Effective Time, the Exchange Agent ~~shall mail~~mailed to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of common stock of Jazz Pharmaceuticals Inc. (the “Jazz Certificates”) and each holder of record of a non-certificated outstanding share of the common stock of Jazz Pharmaceuticals Inc. represented by book entry (“Jazz Book Entry Shares”), which at the Effective Time were converted into the right to receive the Merger Consideration: (i) a letter of transmittal (which ~~shall specify~~specified that delivery ~~shall~~would be effected, and that risk of loss and title to the Jazz Certificates and Jazz Book Entry Shares ~~shall~~would pass~~,~~ only upon delivery of the Jazz Certificates or Jazz Book Entry Shares (as applicable) to the Exchange Agent, and (ii) instructions for use in effecting the surrender of the Jazz Certificates and Jazz Book Entry Shares in exchange for ordinary shares in the Company. Upon surrender of Jazz Certificates and / or Jazz Book Entry Shares (as applicable) for cancellation to the Exchange Agent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may have been reasonably ~~be~~ required by the Exchange Agent (the “Exchange Agent Documents”), the holder of such Jazz Certificates or Jazz Book Entry Shares (as applicable) ~~shall be~~was entitled to receive in exchange therefor that number of ordinary shares in the Company (after taking into account all Jazz Certificates or Jazz Book Entry Shares (as applicable) surrendered by such holder) to which such holder ~~is~~was entitled (which may ~~be~~have been in uncertificated form). In the event of a transfer of ownership of shares of Jazz Common Stock which ~~is~~was not registered in the transfer records of Jazz, the proper number of ordinary shares in the Company ~~may~~could be transferred to a person other than the person in whose name the Jazz Certificate or Jazz Book Entry Shares (as applicable) so surrendered ~~is~~was registered, if such Jazz Certificate or Jazz Book Entry Shares (as applicable) ~~shall be~~were properly endorsed or otherwise ~~be~~were in proper form for transfer and the person requesting such transfer ~~shall pay~~paid any transfer or other taxes required by reason of the issuance of ordinary shares in the Company to a person other than the registered holder of such Jazz Certificate or Jazz Book Entry Shares (as applicable) or ~~establish~~established to the reasonable satisfaction of the Exchange Agent that such Tax ~~has~~had been paid or ~~is~~was not applicable. Insofar as such Exchange Agent Documents ~~are~~were not deposited with the Exchange Agent prior to the first anniversary of the date on which Effective Time occurred (the “First Anniversary”), the Exchange Agent ~~shall sell~~sold all such shares on the market (with no obligation to obtain the best possible price) and ~~shall transfer~~transferred the proceeds of such sale to the Company which ~~shall hold~~held such proceeds in an account, which ~~does~~did not need to be interest bearing, in trust for those Holders who ~~have~~did not by the First Anniversary ~~deposited~~deposit the Exchange Agent Documents. If and when such Exchange Agent Documents are deposited with the Secretary of the Company following the First Anniversary, the Company shall arrange for a payment to be made to the relevant Holder equal to the number of ordinary shares in the share capital of the Company sold by the Exchange Agent representing the number of shares of common stock of Jazz Pharmaceuticals Inc. evidenced as being owned by him in the Exchange Agent Documents so deposited.

EURO DEFERRED SHARES

13.	The holders of the euro deferred shares shall not be entitled to receive any dividend or distribution and shall not be entitled to receive notice of, nor to attend, speak or vote at any general meeting of the Company. On a return of assets, whether on liquidation or otherwise, the euro deferred shares shall entitle the holder thereof only to the repayment of the amounts paid up on such shares after repayment of the capital paid up on the ordinary shares plus the payment of $5,000,000 on each of the ordinary shares and the holders of the euro deferred shares (as such) shall not be entitled to any further participation in the assets or profits of the Company.

14.	The Special Resolution passed on ~~the Adoption Date~~3 January 2012 adopting these Articles as of the Adoption Date shall be deemed to confer irrevocable authority on the Company at any time after the Adoption Date:

14.1	to acquire all or any of the fully paid euro deferred shares otherwise than for valuable consideration in accordance with ~~Section 41(2) of~~ the ~~1983~~Companies Act and without obtaining the sanction of the holders thereof;

14.2	to appoint any person to execute on behalf of the holders of the euro deferred shares remaining in issue (if any) a transfer thereof and/or an agreement to transfer the same otherwise than for valuable consideration to the Company or to such other person as the Company may nominate;

14.3	to cancel any acquired euro deferred shares; and

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14.4	pending such acquisition and/or transfer and/or cancellation to retain the certificate (if any) for such euro deferred shares.

15.	~~In accordance with Section 43(3) of the 1983 Act~~ The Company shall, not later than three years after any acquisition by it of any euro deferred shares as aforesaid, cancel such shares (except those which, or any interest of the Company in which, it shall have previously disposed of) and reduce the amount of the share capital by the nominal value of the shares so cancelled and the Directors may take such steps as are requisite to enable the Company to carry out its obligations ~~under that subsection without complying with Sections 72 and 73 of the 1963 Act including passing resolutions in accordance with Section 43(5) of the 1983 Act~~in this respect.

16.	Neither the acquisition by the Company otherwise than for valuable consideration of all or any of the euro deferred shares nor the redemption thereof nor the cancellation thereof by the Company in accordance with this Article shall constitute a variation or abrogation of the rights or privileges attached to the euro deferred shares, and accordingly the euro deferred shares or any of them may be so acquired, redeemed and cancelled without any such consent or sanction on the part of the holders thereof. The rights conferred upon the holders of the euro deferred shares shall not be deemed to be varied or abrogated by the creation of further shares ranking in priority thereto or pari passu therewith.

ISSUE OF WARRANTS

17.	The Board may issue warrants to subscribe for any class of Shares or other securities of the Company on such terms as it may from time to time determine.

CERTIFICATES FOR SHARES

18.	Unless otherwise provided for by the Board or the rights attaching to or by the terms of issue of any particular Shares, or to the extent required by any Exchange, depository, or any operator of any clearance or settlement system, no person whose name is entered as a Member in the Register of Members shall be entitled to receive a share certificate for all Shares of each class held by her (nor on transferring a part of holding, to a certificate for the balance).

19.	Any share certificate, if issued, shall specify the number of Shares in respect of which it is issued and the amount paid thereon or the fact that they are fully paid, as the case may be, and may otherwise be in such form as shall be determined by the Board. Such certificates may be under Seal. All certificates for Shares shall be consecutively numbered or otherwise identified and shall specify the Shares to which they relate. The name and address of the person to whom the Shares represented thereby are issued, with the number of Shares and date of issue, shall be entered in the Register of Members of the Company. All certificates surrendered to the Company for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of Shares shall have been surrendered and cancelled. The Board may authorise certificates to be issued with the Seal and authorised signature(s) affixed by some method or system of mechanical process. In respect of a Share or Shares held jointly by several persons, the Company shall not be bound to issue a certificate or certificates to each such person, and the issue and delivery of a certificate or certificates to one of several joint holders shall be sufficient delivery to all such holders.

20.	If a share certificate is defaced, worn out, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and on the payment of such expenses reasonably incurred by the Company in investigating such evidence, as the Board may prescribe, and, in the case of defacement or wearing out, upon delivery of the old certificate.

REGISTER OF MEMBERS

21.	The Company shall maintain or cause to be maintained a Register of its Members in accordance with the Companies ~~Acts~~Act.

22.	If the Board considers it necessary or appropriate, the Company may establish and maintain a duplicate Register or Registers of Members at such location or locations within or outside Ireland as the Board thinks fit. The original Register of Members shall be treated as the Register of Members for the purposes of these Articles and the Companies ~~Acts~~Act.

23.	The Company, or any agent(s) appointed by it to maintain the duplicate Register of Members in accordance with these Articles, shall as soon as practicable and on a regular basis record or procure the recording in the original Register of Members all transfers of Shares effected on any duplicate Register of Members and shall at all times maintain the original Register of Members in such manner as to show at all times the Members for the time being and the Shares respectively held by them, in all respects in accordance with the Companies ~~Acts~~Act.

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24.	The Company shall not be bound to register more than four persons as joint holders of any Share. If any Share shall stand in the names of two or more persons, the person first named in the Register of Members shall be deemed the sole holder thereof as regards service of notices and, subject to the provisions of these Articles, all or any other matters connected with the Company.

TRANSFER OF SHARES

25.	All transfers of Shares shall be effected by an instrument of transfer in such form as the Board may approve. All instruments of transfer must be left at the registered office or at such other place as the Board may appoint and all such instruments of transfer shall be retained by the Company.

26.

26.1	The instrument of transfer shall be executed by or on behalf of the transferor. The instrument of transfer of any Share shall be in writing and shall be executed with a manual signature or facsimile signature (which may be machine imprinted or otherwise) by or on behalf of the transferor provided that in the case of execution by facsimile signature by or on behalf of a transferor, the Board shall have previously been provided with a list of specimen signatures of the authorised signatories of such transferor and the Board shall be reasonably satisfied that such facsimile signature corresponds to one of those specimen signatures. The instrument of transfer need not be signed by the transferee.

26.2	The instrument of transfer of any Share may be executed for and on behalf of the transferor by any Director, the Secretary ~~or an~~, Assistant Secretary ~~on behalf of the Company, and the Company~~ or any duly authorised delegate or attorney of the Secretary or Assistant Secretary (whether an individual, a corporation or other body of persons, whether corporate or not, and whether in respect of specific transfers or pursuant to a general standing authorisation) and the Director, Secretary, Assistant Secretary or any duly authorised delegate shall be deemed to have been irrevocably appointed agent for the transferor of such Share or Shares with full power to execute, complete and deliver in the name of and on behalf of the transferor of such Share or Shares all such transfers of Shares held by the Members in the share capital of the Company. Any document which records the name of the transferor, the name of the transferee, the class and number of Shares agreed to be transferred~~,~~ and the date of the agreement to transfer Shares, shall, once executed by the transferor or any Director or the Secretary or Assistant Secretary ~~on behalf of the Company~~or relevant authorised delegate as agent for the transferor, be deemed to be a proper instrument of transfer for the purposes of ~~section 81 of~~ the ~~1963~~Companies Act. The transferor shall be deemed to remain the holder of the Share until the name of the transferee is entered on the Register in respect thereof, and neither the title of the transferee nor the title of the transferor shall be affected by any irregularity or invalidity in the proceedings in reference to the sale should the Directors so determine.

26.3	The Company, at its absolute discretion and insofar as the Companies ~~Acts~~Act or any other applicable law permits, may, or may procure that a subsidiary of the Company shall, pay Irish stamp duty arising on a transfer of Shares on behalf of the transferee of such Shares of the Company. If stamp duty resulting from the transfer of Shares in the Company which would otherwise be payable by the transferee is paid by the Company or any subsidiary of the Company on behalf of the transferee, then in those circumstances, the Company shall, on its behalf or on behalf of its subsidiary (as the case may be), be entitled to (i) seek reimbursement of the stamp duty from the transferee, (ii) set-off the stamp duty against any dividends payable to the transferee of those Shares and (iii) to claim a first and permanent lien on the Shares on which stamp duty has been paid by the Company or its subsidiary for the amount of stamp duty paid.

26.4	Notwithstanding the provisions of these Articles and subject to any regulations or amending regulations made under section ~~239~~1086 of the ~~1990~~Companies Act, title to any Shares in the Company may also be evidenced and transferred without a written instrument in accordance with ~~section 239 of~~ the ~~1990~~Companies Act or any regulations or amending regulations made thereunder. The Directors shall have power to permit any class of Shares to be held in uncertificated form and to implement any arrangements they think fit for such evidencing and transfer which accord with such regulations and in particular shall, where appropriate, be entitled to disapply or modify all or part of the provisions in these Articles with respect to the requirement for written instruments of transfer and share certificates (if any), in order to give effect to such regulations.

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27.	The Board may in its absolute discretion and without assigning any reason for its decision, decline to register any transfer of any Share which is not a fully paid Share. The Board may also, in its absolute discretion, and without assigning any reason, refuse to register a transfer of any Share unless:

27.1	the instrument of transfer is fully and properly completed and lodged with the Company accompanied by the certificate for the Shares (if any) to which it relates (which shall upon registration of the transfer be cancelled) and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer;

27.2	the instrument of transfer is in respect of only one class of Shares;

27.3	a registration statement under the Securities Act of 1933 of the United States of America is in effect with respect to such transfer or such transfer is exempt from registration and, if requested by the Board, a written opinion from counsel reasonably acceptable to the Board is obtained to the effect that such transfer is exempt from registration;

27.4	the instrument of transfer is properly stamped (in circumstances where stamping is required). For the purposes of these Articles, the Company is entitled to assume that the instrument of transfer is chargeable with stamp duty unless the transferor or transferee can demonstrate that it is not chargeable;

27.5	in the case of a transfer to joint holders, the number of joint holders to which the Share is to be transferred does not exceed four;

27.6	it is satisfied, acting reasonably, that all applicable consents, authorisations, permissions or approvals of any governmental body or agency in Ireland or any other applicable jurisdiction required to be obtained under relevant law prior to such transfer have been obtained; and

27.7	it is satisfied, acting reasonably, that the transfer would not violate the terms of any agreement to which the Company (or any of its subsidiaries) and the transferor are party or subject.

28.	If the Board shall refuse to register a transfer of any Share, it shall, within two (2) months after the date on which the transfer was lodged with the Company, send to each of the transferor and the transferee notice of such refusal.

29.	The Company shall not be obligated to make any transfer to an infant or to a person in respect of whom an order has been made by a competent court or official on the grounds that she is or may be suffering from mental disorder or is otherwise incapable of managing her affairs or under other legal disability.

30.	Upon every transfer of Shares the certificate (if any) held by the transferor shall be given up to be cancelled, and shall forthwith be cancelled accordingly, and subject to Article 18 a new certificate may be issued without charge to the transferee in respect of the Shares transferred to her, and if any of the Shares included in the certificate so given up shall be retained by the transferor, a new certificate in respect thereof may be issued to her without charge. The Company shall also retain the instrument(s) of transfer.

REDEMPTION AND REPURCHASE OF SHARES

31.	Subject to the provisions of ~~Part XI of~~ the ~~1990~~Companies Act and the other provisions of this Article ~~28~~31, the Company may:

31.1	pursuant to ~~section 207 of~~ the ~~1990~~Companies Act, issue any Shares of the Company which are to be redeemed or are liable to be redeemed at the option of the Company or the Member on such terms and in such manner as may be determined by the Company in general meeting (by Special Resolution) on the recommendation of the Directors;

31.2	redeem Shares of the Company on such terms as may be contained in, or be determined pursuant to the provisions of, these Articles. Subject as aforesaid, the Company may cancel any Shares so redeemed or may hold them as treasury shares and re-issue such treasury shares as Shares of any class or classes or cancel them;

31.3	subject to or in accordance with the provisions of the Companies ~~Acts~~Act and without prejudice to any relevant special rights attached to any class of shares, pursuant to ~~section 211 of~~ the ~~1990~~Companies Act, purchase any of its own Shares (including any Redeemable Shares and without any obligation to purchase on any pro rata basis as between Members or Members of the same class) and may cancel any shares so purchased or hold them as treasury shares (as defined by ~~section 209 of~~ the ~~1990~~Companies Act) and may reissue any such shares as shares of any class or classes or cancel them; or

JAZZ PHARMACEUTICALS  |  Proxy Statement    B-13

31.4	pursuant to ~~section 210 of~~ the ~~1990~~Companies Act, convert any of its Shares into Redeemable Shares provided that the total number of Shares which shall be redeemable pursuant to this authority shall not exceed the limit in ~~section 210(4) of~~ the ~~1990~~Companies Act.

32.	The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner permitted by the Companies ~~Acts~~Act.

33.	The holder of the Shares being purchased shall be bound to deliver up to the Company at its registered office or such other place as the Board shall specify, the certificate(s) (if any) thereof for cancellation and thereupon the Company shall pay to her the purchase or redemption monies or consideration in respect thereof.

VARIATION OF RIGHTS OF SHARES

34.	If at any time the share capital of the Company is divided into different classes of Shares, the rights attached to any class (unless otherwise provided by the terms of issue of the Shares of that class) may be varied or abrogated with the consent in writing of the holders of three-quarters of all the votes of the issued Shares of that class, or with the sanction of a Special Resolution passed at a general meeting of the holders of the Shares of that class.

35.	The provisions of these Articles relating to general meetings of the Company shall apply mutatis mutandis to every such general meeting of the holders of one class of Shares except that the necessary quorum shall be one or more persons holding or representing by proxy at least one-half of the issued Shares of the class.

36.	The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by (i) the creation or issue of further Shares ranking pari passu therewith; (ii) a purchase or redemption by the Company of its own Shares; or (iii) the creation or issue for value (as determined by the Board) of further Shares ranking as regards participation in the profits or assets of the Company or otherwise in priority to them.

LIEN ON SHARES

37.	The Company shall have a first and paramount lien on every Share (not being a fully paid Share) for all monies (whether presently payable or not) payable at a fixed time or called in respect of that Share. The Directors, at any time, may declare any Share to be wholly or in part exempt from the provisions of this Article. The Company’s lien on a Share shall extend to all monies payable in respect of it.

38.	The Company may sell in such manner as the Directors determine any Share on which the Company has a lien if a sum in respect of which the lien exists is presently payable and is not paid within fourteen clear days after notice demanding payment, and stating that if the notice is not complied with the Share may be sold, has been given to the holder of the Share or to the person entitled to it by reason of the death or bankruptcy of the holder.

39.	To give effect to a sale, the Directors may authorise some person to execute an instrument of transfer of the Share sold to, or in accordance with the directions of, the transferee. The transferee shall be entered in the Register as the holder of the Share comprised in any such transfer and she shall not be bound to see to the application of the purchase monies nor shall her title to the Share be affected by any irregularity in or invalidity of the proceedings in reference to the sale, and after the name of the transferee has been entered in the Register, the remedy of any person aggrieved by the sale shall be in damages only and against the Company exclusively.

40.	The net proceeds of the sale, after payment of the costs, shall be applied in payment of so much of the sum for which the lien exists as is presently payable and any residue (upon surrender to the Company for cancellation of the certificate for the Shares sold and subject to a like lien for any monies not presently payable as existed upon the Shares before the sale) shall be paid to the person entitled to the Shares at the date of the sale.

41.

Whenever any law for the time being of any country, state or place imposes or purports to impose any immediate or future or possible liability upon the Company to make any payment or empowers any government or taxing authority or government official to require the Company to make any payment in respect of any Shares registered in the Register as held either jointly or solely by any Members or in respect of any dividends, bonuses or other monies due or payable or accruing due or which may become

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due or payable to such Member by the Company on or in respect of any Shares registered as mentioned above or for or on account or in respect of any Member and whether in consequence of:

41.1	the death of such Member;

41.2	the non-payment of any income tax or other tax by such Member;

41.3	the non-payment of any estate, probate, succession, death, stamp or other duty by the executor or administrator of such Member or by or out of her estate; or

41.4	any other act or thing;

in every such case (except to the extent that the rights conferred upon holders of any class of Shares render the Company liable to make additional payments in respect of sums withheld on account of the foregoing):

41.5	the Company shall be fully indemnified by such Member or her executor or administrator from all liability;

41.6	the Company shall have a lien upon all dividends and other monies payable in respect of the Shares registered in the Register as held either jointly or solely by such Member for all monies paid or payable by the Company as referred to above in respect of such Shares or in respect of any dividends or other monies thereon or for or on account or in respect of such Member under or in consequence of any such law, together with interest at the rate of 15% per annum (or such other rate as the Board may determine) thereon from the date of payment to date of repayment, and the Company may deduct or set off against such dividends or other monies so payable any monies paid or payable by the Company as referred to above together with interest at the same rate;

41.7	the Company may recover as a debt due from such Member or her executor or administrator (wherever constituted) any monies paid by the Company under or in consequence of any such law and interest thereon at the rate and for the period referred to above in excess of any dividends or other monies then due or payable by the Company; and

41.8	the Company may if any such money is paid or payable by it under any such law as referred to above refuse to register a transfer of any Shares by any such Member or her executor or administrator until such money and interest is set off or deducted as referred to above or in the case that it exceeds the amount of any such dividends or other monies then due or payable by the Company, until such excess is paid to the Company.

Subject to the rights conferred upon the holders of any class of Shares, nothing in this Article 41 will prejudice or affect any right or remedy which any law may confer or purport to confer on the Company. As between the Company and every such Member as referred to above (and, her executor, administrator and estate, wherever constituted), any right or remedy which such law shall confer or purport to confer on the Company shall be enforceable by the Company.

CALLS ON SHARES

42.	Subject to the terms of allotment, the Directors may make calls upon the Members in respect of any monies unpaid on their Shares and each Member (subject to receiving at least fourteen clear days’ notice specifying when and where payment is to be made) shall pay to the Company as required by the notice the amount called on her Shares. A call may be required to be paid by instalments. A call may be revoked before receipt by the Company of a sum due thereunder, in whole or in part and payment of a call may be postponed in whole or in part.

43.	A call shall be deemed to have been made at the time when the resolution of the Directors authorising the call was passed.

44.	A person on whom a call is made shall (in addition to a transferee) remain liable notwithstanding the subsequent transfer of the Share in respect of which the call is made.

45.	The joint holders of a Share shall be jointly and severally liable to pay all calls in respect thereof.

46.	If a call remains unpaid after it has become due and payable, the person from whom it is due and payable shall pay interest on the amount unpaid from the day it became due until it is paid at the rate fixed by the terms of allotment of the Share or in the notice of the call or, if no rate is fixed, at the appropriate rate (as defined by the Companies ~~Acts~~Act) but the Directors may waive payment of the interest wholly or in part.

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47.	An amount payable in respect of a Share on allotment or at any fixed date, whether in respect of nominal value by way of premium, shall be deemed to be a call and if it is not paid the provisions of these Articles shall apply as if that amount had become due and payable by virtue of a call.

48.	Subject to the terms of allotment, the Directors may make arrangements on the issue of Shares for a difference between the holders in the amounts and times of payment of calls on their Shares.

49.	The Directors may, if they think fit, receive from any Member willing to advance the same all or any part of the monies uncalled and unpaid upon any Shares held by her, and upon all or any of the monies so advanced may pay (until the same would, but for such advance, become payable) interest at such rate as may be agreed upon between the Directors and the Member paying such sum in advance.

FORFEITURE

50.	If a Member fails to pay any call or instalment of a call on the day appointed for payment thereof, the Directors, at any time thereafter during such times as any part of the call or instalment remains unpaid, may serve a notice on her requiring payment of so much of the call or instalment as is unpaid together with any interest which may have accrued.

51.	The notice shall state a further day (not earlier than the expiration of fourteen clear days from the date of service of the notice) on or before which the payment required by the notice is to be made, and shall state that in the event of non-payment at or before the time appointed the Shares in respect of which the call was made will be liable to be forfeited.

52.	If the requirements of any such notice as aforesaid are not complied with then, at any time thereafter before the payment required by the notice has been made, any Shares in respect of which the notice has been given may be forfeited by a resolution of the Directors to that effect. The forfeiture shall include all dividends or other monies payable in respect of the forfeited Shares and not paid before forfeiture. The Directors may accept a surrender of any Share liable to be forfeited hereunder.

53.	On the trial or hearing of any action for the recovery of any money due for any call it shall be sufficient to prove that the name of the Member sued is entered in the Register as the holder, or one of the holders, of the Shares in respect of which such debt accrued, that the resolution making the call is duly recorded in the minute book and that notice of such call was duly given to the Member sued, in pursuance of these Articles, and it shall not be necessary to prove the appointment of the Directors who made such call nor any other matters whatsoever, but the proof of the matters aforesaid shall be conclusive evidence of the debt.

54.	A forfeited Share may be sold or otherwise disposed of on such terms and in such manner as the Directors think fit and at any time before a sale or disposition the forfeiture may be cancelled on such terms as the Directors think fit. Where for the purposes of its disposal such a Share is to be transferred to any person, the Directors may authorise some person to execute an instrument of transfer of the Share to that person. The Company may receive the consideration, if any, given for the Share on any sale or disposition thereof and may execute a transfer of the Share in favour of the person to whom the Share is sold or disposed of and thereupon she shall be registered as the holder of the Share and shall not be bound to see to the application of the purchase money, if any, nor shall her title to the Share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the Share.

55.	A person whose Shares have been forfeited shall cease to be a Member in respect of the forfeited Shares, but nevertheless shall remain liable to pay to the Company all monies which, at the date of forfeiture, were payable by her to the Company in respect of the Shares, without any deduction or allowance for the value of the Shares at the time of forfeiture but her liability shall cease if and when the Company shall have received payment in full of all such monies in respect of the Shares.

56.	A statutory declaration or affidavit that the declarant is a Director or the Secretary of the Company, and that a Share in the Company has been duly forfeited on the date stated in the declaration, shall be conclusive evidence of the facts therein stated as against all persons claiming to be entitled to the Share.

57.	The provisions of these Articles as to forfeiture shall apply in the case of non-payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the nominal value of the Share or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

58.	The Directors may accept the surrender of any Share which the Directors have resolved to have been forfeited upon such terms and conditions as may be agreed and, subject to any such terms and conditions, a surrendered Share shall be treated as if it has been forfeited.

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NON-RECOGNITION OF TRUSTS

59.	The Company shall not be obligated to recognise any person as holding any Share upon any trust (except as is otherwise provided in these Articles or to the extent required by law) and the Company shall not be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future, or partial interest in any Share, or any interest in any fractional part of a Share, or (except only as is otherwise provided by these Articles or the Companies ~~Acts~~Act) any other rights in respect of any Share except an absolute right to the entirety thereof in the registered holder. This shall not preclude the Company from requiring the Members or a transferee of Shares to furnish to the Company with information as to the beneficial ownership of any Share when such information is reasonably required by the Company.

TRANSMISSION OF SHARES

60.	In case of the death of a Member, the survivor or survivors where the deceased was a joint holder, and the legal personal representatives of the deceased where she was a sole holder, shall be the only persons recognised by the Company as having any title to her interest in the Shares, but nothing herein contained shall release the estate of any such deceased holder from any liability in respect of any Shares which had been held by her solely or jointly with other persons.

61.	Any person becoming entitled to a Share in consequence of the death or bankruptcy or liquidation or dissolution of a Member (or in any other way than by transfer) may, upon such evidence being produced as may from time to time be required by the Board and subject as hereinafter provided, elect either to be registered herself as holder of the Share or to make such transfer of the Share to such other person nominated by her and to have such person registered as the transferee thereof, but the Board shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by that Member before her death or bankruptcy as the case may be.

62.	If the person so becoming entitled shall elect to be registered herself as holder, she shall deliver or send to the Company a notice in writing signed by her stating that she so elects.

63.	Subject to Article 62, a person becoming entitled to a Share by reason of the death or bankruptcy or liquidation or dissolution of the holder (or in any other case than by transfer) shall be entitled to the same dividends and other advantages to which she would be entitled if she were the registered holder of the Share, except that she shall not, before being registered as a Member in respect of the Share, be entitled in respect of it to exercise any right conferred by Membership in relation to meetings of the Company provided however that the Board may at any time give notice requiring any such person to elect either to be registered herself or to transfer the Share and if the notice is not complied with within ninety days the Board may thereafter withhold payment of all dividends, bonuses or other monies payable in respect of the Share until the requirements of the notice have been complied with.

64.	The Board may at any time give notice requiring a person entitled by transmission to a Share to elect either to be registered herself or to transfer the Share and if the notice is not complied with within 60 days the Board may withhold payment of all dividends and other monies payable in respect of the Share until the requirements of the notice have been complied with.

AMENDMENT OF MEMORANDUM OF ASSOCIATION;

CHANGE OF LOCATION OF REGISTERED OFFICE; AND

ALTERATION OF CAPITAL

65.	In addition and without prejudice to the Company’s rights under section 83 of the Companies Act, the Company may by Ordinary Resolution:

65.1	divide its share capital into several classes and attach to them respectively any preferential, deferred, qualified or special rights, privileges or conditions;

65.2	increase the authorised share capital by such sum to be divided into Shares of such nominal value, as such Ordinary Resolution shall prescribe;

65.3	consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

65.4	by subdivision of its existing Shares or any of them divide the whole or any part of its share capital into Shares of smaller nominal value than is fixed by ~~the~~its Memorandum, subject to ~~section 68(1)(d) of~~ the ~~1963~~Companies Act, so, however, that in the sub-division the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in the case of the Share from which the reduced Share is derived;

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65.5	cancel any Shares that at the date of the passing of the relevant Ordinary Resolution have not been taken or agreed to be taken by any person; and

65.6	subject to applicable law, change the currency denomination of its share capital.

66.	Subject to the provisions of the Companies ~~Acts~~Act, the Company may:

66.1	by Special Resolution change its name, alter or add to the Memorandum with respect to any objects, powers or other matters specified therein or alter or add to these Articles;

66.2	in accordance with section 84 of the Companies Act, by Special Resolution reduce its issued share capital and any capital redemption reserve fund ~~or any~~, share premium account or undenominated capital. In relation to such reductions, the Company may by Special Resolution determine the terms upon which the reduction is to be effected, including in the case of a reduction of part only of any class of Shares, those Shares to be affected. Nothing in this Article 66.2 shall, however, prejudice or limit the Company’s ability to perform or engage in any of the actions described in section 83(1) of the Companies Act by way of Ordinary Resolution only; and

66.3	by resolution of the Directors change the location of its registered office.

67.	Whenever as a result of an alteration or reorganisation of the share capital of the Company any Members would become entitled to fractions of a Share, the Directors may, on behalf of those Members, sell the Shares representing the fractions for the best price reasonably obtainable to any person and distribute the proceeds of sale (less any costs and expenses associated with such sale) in due proportion among those Members, and the Directors may authorise any person to execute an instrument of transfer of the Shares to, or in accordance with the directions of, the purchaser. The transferee shall not be bound to see to the application of the purchase money nor shall her title to the Shares be affected by any irregularity in or invalidity of the proceedings in reference to the sale.

CLOSING REGISTER OF MEMBERS OR FIXING RECORD DATE

68.	For the purpose of determining Members entitled to notice of or to vote at any meeting of Members or any adjournment thereof, or Members entitled to receive payment of any dividend, or in order to make a determination of Members for any other proper purpose, the Board may provide, subject to the requirements of ~~section 121 of~~ the ~~1963~~Companies Act, that the Register of Members shall be closed for transfers at such times and for such periods, not exceeding in the whole 30 days in each year. If the Register of Members shall be so closed for the purpose of determining Members entitled to notice of or to vote at a meeting of Members such Register of Members shall be so closed for at least five (5) days immediately preceding such meeting and the record date for such determination shall be the date of the closure of the Register of Members.

69.	In lieu of, or apart from, closing the Register of Members, the Board may fix in advance a date as the record date (a) for any such determination of Members entitled to notice of or to vote at a meeting of the Members, which record date shall not be more than ninety (90) days nor less than ten (10) days before the date of such meeting, and (b) for the purpose of determining the Members entitled to receive payment of any dividend, or in order to make a determination of Members for any other proper purpose, which record date shall not be more than ninety (90) days prior to the date of payment of such dividend or the taking of any action to which such determination of Members is relevant. The record date shall not precede the date upon which the resolution fixing the record date is adopted by the Directors.

70.	If the Register of Members is not so closed and no record date is fixed for the determination of Members entitled to notice of or to vote at a meeting of Members or Members entitled to receive payment of a dividend, the date immediately preceding the date on which notice of the meeting is deemed given under these Articles or the date on which the resolution of the Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provided in these Articles, such determination shall apply to any adjournment thereof; provided, however, that the Directors may fix a new record date of the adjourned meeting, if they think fit.

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GENERAL MEETINGS

71.	The Board shall convene and the Company shall hold annual general meetings in accordance with the requirements of the Companies ~~Acts~~Act.

72.	The Board may, whenever it thinks fit, and shall, on the requisition in writing of Members holding such number of Shares as is prescribed by, and made in accordance with~~,~~ section ~~132~~178(3) of the ~~1963~~Companies Act, convene a general meeting in the manner required by the Companies ~~Acts~~Act. All general meetings other than annual general meetings shall be called extraordinary general meetings.

73.	The Company shall in each year hold a general meeting as its annual general meeting in addition to any other meeting in that year, and shall specify the meeting as such in the notices calling it. Not more than fifteen months shall elapse between the date of one annual general meeting of the Company and that of the next. Subject to ~~section 140 of~~ the ~~1963~~Companies Act, ~~all~~any general ~~meetings~~meeting may be held outside of Ireland.

74.	Each general meeting shall be held at such time and place as specified in the notice of meeting.

75.	The Board may, in its absolute discretion, authorise the Secretary to postpone any general meeting called in accordance with the provisions of these Articles (other than a meeting requisitioned under Article 72 of these Articles or the postponement of which would be contrary to the Companies ~~Acts~~Act, law or a court order pursuant to the Companies ~~Acts~~Act) if the Board considers that, for any reason, it is impractical or unreasonable to hold the general meeting, provided that notice of postponement is given to each Member before the time for such meeting. Fresh notice of the date, time and place for the postponed meeting shall be given to each Member in accordance with the provisions of these articles.

NOTICE OF GENERAL MEETINGS

76.	Subject to the provisions of the Companies ~~Acts~~Act allowing a general meeting to be called by shorter notice, an annual general meeting, and an extraordinary general meeting called for the passing of a Special Resolution, shall be called by at least twenty-one (21) clear days’ notice and all other extraordinary general meetings shall be called by at least fourteen (14) clear days’ notice. Such notice shall state the date, time, place of the meeting and, in the case of an extraordinary general meeting, the general nature of the business to be considered. Every notice shall be exclusive of the day on which it is given or deemed to be given and of the day for which it is given and shall specify such other details as are required by applicable law or the relevant code, rules and regulations applicable to the listing of the Shares on ~~the~~an Exchange.

77.	A general meeting of the Company shall, whether or not the notice specified in this article has been given and whether or not the provisions of the Articles regarding general meetings have been complied with, be deemed to have been duly convened if applicable law so permits and it is so agreed by the Auditors and by all the Members entitled to attend and vote thereat or by their proxies.

78.	The notice convening an annual general meeting shall specify the meeting as such, and the notice convening a meeting to pass a Special Resolution shall specify the intention to propose the resolution as a Special Resolution. Notice of every general meeting shall be given in any manner permitted by these Articles to all Members other than such as, under the provisions hereof or the terms of issue of the Shares they hold, those who are not entitled to receive such notice from the Company.

79.	There shall appear with reasonable prominence in every notice of general meetings of the Company a statement that a Member entitled to attend and vote is entitled to appoint one or more proxies to attend and vote instead of her and that a proxy need not be a Member of the Company.

80.	The accidental omission to give notice of a general meeting to, or the non-receipt of notice of a meeting by any person entitled to receive notice shall not invalidate the proceedings of that meeting.

81.	In cases where instruments of proxy are sent out with notices, the accidental omission to send such instrument of proxy to, or the non-receipt of such instrument of proxy by, any person entitled to receive notice shall not invalidate any resolution passed or any proceeding at any such meeting. A Member present, either in person or by proxy, at any general meeting of the Company or of the holders of any class of Shares in the Company, will be deemed to have received notice of that meeting and, where required, of the purpose for which it was called.

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PROCEEDINGS AT GENERAL MEETINGS

82.	All business shall be deemed special that is transacted at an extraordinary general meeting, and also all business that is transacted at an annual general meeting~~,~~ with the exception of ~~declaring a dividend, the consideration of the accounts, balance sheets and the reports of the Directors and Auditors, the election of Directors, the re-appointment of the retiring Auditors and the fixing of the remuneration of the Auditors.~~:

82.1	the consideration of the Company’s statutory financial statements and the report of the Directors and the report of the Auditors on those statements and that report;

82.2	the review by the Members of the Company’s affairs;

82.3	the declaration of a dividend (if any) of an amount not exceeding the amount recommended by the Directors;

82.4	the appointment and reappointment of Auditors;

82.5	the authorisation of the Directors to approve the remuneration of the Auditors; and

82.6	the election and re-election of Directors.

83.	No business shall be transacted at any general meeting unless a quorum is present. One or more Members present in person or by proxy holding not less than a majority of the issued and outstanding ordinary shares of the Company entitled to vote at the meeting in question shall be a quorum.

84.	If within one hour from the time appointed for the meeting a quorum is not present, the meeting, if convened upon the requisition of Members, shall be dissolved and in any other case it shall stand adjourned to the same day in the next week at the same time and place or to such other time or such other place as the Board may determine and if at the adjourned meeting a quorum is not present within one hour from the time appointed for the meeting the Members present shall be a quorum.

85.	If the Board wishes to make this facility available to Members for a specific or all general meetings of the Company, a Member may participate in any general meeting of the Company, by means of a telephone, video, electronic or similar communication equipment by way of which all persons participating in such meeting can communicate with each other simultaneously and instantaneously and such participation shall be deemed to constitute presence in person at the meeting.

86.	Each Director and the Auditors shall be entitled to attend and speak at any general meeting of the Company.

87.	The Chairman, if any, of the Board shall preside as Chairman at every general meeting of the Company, or if there is no such Chairman, or if she shall not be present within one hour after the time appointed for the holding of the meeting, or is unwilling to act, the Directors present shall elect one of their number to be Chairman of the meeting or if all of the Directors present decline to take the chair, then the Members present shall choose one of their own number to be Chairman of the meeting.

88.	The Chairman may, with the consent of any general meeting duly constituted hereunder, and shall if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished, or which might have be transacted, at the meeting from which the adjournment took place. When a general meeting is adjourned for thirty days or more, notice of the adjourned meeting shall be given as in the case of an original meeting; save as aforesaid it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned general meeting.

89.

89.1	Subject to the Companies ~~Acts~~Act and these Articles, a resolution may only be put to a vote at a general meeting of the Company or of any class of Members if:

(a)	it is proposed by or at the direction of the Board; ~~or~~

(b)	it is proposed at the direction of the Court; ~~or~~

(c)	it is proposed on the requisition in writing of such number of Members as is prescribed by, and is made in accordance with~~,~~ section ~~132~~178(3) of the ~~1963~~Companies Act;

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(d)	it is proposed pursuant to, and in accordance with the procedures and requirements of, Articles 97 or 98; or

(e)	the Chairman of the meeting in her absolute discretion decides that the resolution may properly be regarded as within the scope of the meeting.

89.2	No amendment may be made to a resolution, at or before the time when it is put to a vote, unless the Chairman of the meeting in her absolute discretion decides that the amendment or the amended resolution may properly be put to a vote at that meeting.

89.3	If the Chairman of the meeting rules a resolution or an amendment to a resolution admissible or out of order (as the case may be), the proceedings of the meeting or on the resolution in question shall not be invalidated by any error in her ruling. Any ruling by the Chairman of the meeting in relation to a resolution or an amendment to a resolution shall be final and conclusive.

90.	Except where a greater majority is required by the Companies ~~Act~~sAct or these Articles, any question proposed for a decision of the Members at any general meeting of the Company or a decision of any class of Members at a separate meeting of any class of Shares shall be decided by an Ordinary Resolution.

91.	At any general meeting a resolution put to the vote of the meeting shall be decided on a poll. The Board or the Chairman may determine the manner in which the poll is to be taken and the manner in which the votes are to be counted.

92.	A poll demanded on the election of the Chairman or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such time, not being more than ten days from the date of the meeting or adjourned meeting at which the vote was taken, as the Chairman of the meeting directs, and any business other than that on which a poll has been demanded may be proceeded with pending the taking of the poll.

93.	No notice need be given of a poll not taken immediately. The result of the poll shall be deemed to be the resolution of the general meeting at which the poll was demanded. On a poll a Member entitled to more than one vote need not use all her votes or cast all the votes she uses in the same way.

94.	If authorised by the Board, any vote taken by written ballot may be satisfied by a ballot submitted by electronic or telephonic transmission, provided that any such electronic or telephonic submission must either set forth or be submitted with information from which it can be determined that the electronic submission has been authorised by the Member or proxy.

95.	The Board may, and at any general meeting, the chairman of such meeting may make such arrangement and impose any requirement or restriction it or she considers appropriate to ensure the security of a general meeting including, without limitation, requirements for evidence of identity to be produced by those attending the meeting, the searching of personal property and the restriction of items that may be taken into the meeting place. The Board and, at any general meeting, the chairman of such meeting are entitled to refuse entry to a person who refuses to comply with such arrangements, requirements or restrictions.

96.	Subject to ~~section 141 of~~ the ~~1963~~Companies Act, a resolution in writing signed by all of the Members for the time being entitled to attend and vote on such resolution at a general meeting (or being bodies corporate by their duly authorised representatives) shall be as valid and effective for all purposes as if the resolution had been passed at a general meeting of the Company duly convened and held, and may consist of several documents in like form each signed by one or more persons, and if described as a special resolution shall be deemed to be a Special Resolution ~~within the meaning of the 1963 Act~~. Any such resolution shall be served on the Company.

NOMINATIONS OF DIRECTORS

97.	Nominations of persons for election to the Board (other than Directors to be nominated by any series of preferred shares, voting separately as a class) at a general meeting may only be made ~~(a)~~:

97.1	pursuant to the Company’s notice of meeting pursuant to Article 71 at the recommendation of the Board~~, (b)~~;

97.2	by or at the direction of the Board or any authorised committee thereof; or ~~(c)~~

97.3

by any Member who (i) complies with the notice procedures set forth in Articles 98 or 99, as applicable, (ii) was a Member at the time such notice is delivered to the Secretary and on the record date for the determination of Members

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entitled to vote at such general meeting and (iii) is present at the relevant general meeting, either in person or by proxy, to present her nomination, provided, however, that Members shall only be entitled to nominate persons for election to the Board at annual general meetings or at general meetings called specifically for the purpose of electing Directors.

98.	For nominations of persons for election to the Board (other than Directors to be nominated by any series of preferred shares, voting separately as a class) to be properly brought before an annual general meeting by a Member, such annual general meeting must have been called for the purpose of, among other things, electing directors and such Member must have given timely notice thereof in writing to the Secretary. To be timely, a Member’s notice shall be delivered to the Secretary at the registered office of the Company, or such other address as the Secretary may designate, not less than 90 days nor more than 150 days prior to the first anniversary of the date the Company’s proxy statement was first released to Members in connection with the prior year’s annual general meeting; provided, however, that in the event the date of the annual general meeting is changed by more than 30 days from the first anniversary date of the prior year’s annual general meeting, notice by the Member of Shares to be timely must be so delivered not earlier than the 150th day prior to such annual general meeting and not later than the later of the 90th day prior to such annual general meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Such Member’s notice shall set forth (a) as to each person whom the Member proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, or any successor provisions thereto, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a Director of the Company if elected and (b) as to the Member giving the notice (i) the name and address of such Member, as they appear on the Register of Members, (ii) the class and number of Shares that are owned beneficially and/or of record by such Member, (iii) a representation that the Member is a registered holder of Shares entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such nomination and (iv) a statement as to whether the Member intends or is part of a group that intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding share capital required to approve or elect the nominee and/or (y) otherwise to solicit proxies from Members in support of such nomination. The Board may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Company, including such evidence satisfactory to the Board that such nominee has no interests that would limit such nominee’s ability to fulfil her duties as a Director.

99.	For nominations of persons for election to the Board (other than directors to be nominated by any series of preferred shares, voting separately as a class) to be properly brought before a general meeting called for the purpose of the election of directors, other than an annual general meeting by a Member, such Member must have given timely notice thereof in writing to the Secretary. To be timely, a Member’s notice shall be delivered to the Secretary at the registered office of the Company or such other address as the Secretary may designate, not earlier than the 150th day prior to such general meeting and not later of the 90th day prior to such general meeting or the 10th day following the day on which public announcement is first made of the date of the general meeting and of the nominees proposed by the Board to be elected at such meeting. Such Member’s notice shall set forth the same information as is required by provisions (a) and (b) of Article 98.

100.	Unless otherwise provided by the terms of any series of preferred shares or any agreement among Members or other agreement approved by the Board, only persons who are nominated in accordance with the procedures set forth in Articles 98 and 99 shall be eligible to serve as Directors of the Company. If the Chairman of a general meeting determines that a proposed nomination was not made in compliance with Articles 98 and 99, she shall declare to the meeting that nomination is defective and such defective nomination shall be disregarded. Notwithstanding the foregoing provisions of these Articles, if the Member (or a qualified representative of the Member) does not appear at the general meeting to present her nomination, such nomination shall be disregarded.

VOTES OF MEMBERS

101.	Subject to any rights or restrictions for the time being attached to any class or classes of Shares, every Member of record present in person or by proxy shall have one vote for each Share registered in her name in the Register of Members.

102.	In the case of joint holders of record the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

103.	A Member of unsound mind, or in respect of whom an order has been made by any court, having jurisdiction in lunacy, may vote by her committee, receiver, curator bonis, or other person in the nature of a committee, receiver or curator bonis appointed by that court, and any such committee, receiver, curator bonis or other persons may vote by proxy.

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104.	No Member shall be entitled to vote at any general meeting unless she is registered as a Member on the record date for such meeting.

105.	No objection shall be raised to the qualification of any voter except at the general meeting or adjourned general meeting at which the vote objected to is given or tendered and every vote not disallowed at such general meeting shall be valid for all purposes. Any such objection made in due time shall be referred to the Chairman of the general meeting whose decision shall be final and conclusive.

106.	Votes may be given either personally or by proxy. A Member may appoint more than one proxy or the same proxy under one or more instruments to attend and vote at a meeting and may appoint a proxy to vote both in favour of and against the same resolution in such proportion as specified in the instrument appointing the proxy.

PROXIES AND CORPORATE REPRESENTATIVES

107.

107.1	Every Member entitled to attend and vote at a general meeting may appoint a proxy to attend, speak and vote on her behalf and may appoint more than one proxy to attend, speak and vote ~~a~~at the same meeting. The appointment of a proxy or corporate representative shall be in such form and may be accepted by the Company at such place and at such time (including any time less than 48 hours before the meeting) as the Board or the Secretary shall from time to time determine, subject to applicable requirements of the United States Securities and Exchange Commission and the Exchange on which the Shares are listed. No such instrument appointing a proxy or corporate representative shall be voted or acted upon after 2 years from its date.

107.2	Without limiting the foregoing, the Directors may from time to time permit appointments of a proxy to be made by means of an electronic (including telephonic) or internet communication or facility and may in a similar manner permit supplements to, or amendments or revocations of, any such electronic (including telephonic) or internet communication or facility to be made. The Directors may in addition prescribe the method of determining the time at which any such electronic (including telephonic) or internet communication or facility is to be treated as received by the Company. The Directors may treat any such electronic (including telephonic) or internet communication or facility which purports to be or is expressed to be sent on behalf of a Member as sufficient evidence of the authority of the person sending that instruction to send it on behalf of that Member.

108.	Any body corporate which is a Member of the Company may authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of Members of the Company and the person so authorised shall be entitled to exercise the same powers on behalf of the body corporate which she represents as that body corporate could exercise if it were an individual Member of the Company. The Company may require evidence from the body corporate of the due authorisation of such person to act as the representative of the relevant body corporate.

109.	An appointment of proxy relating to more than one meeting (including any adjournment thereof) having once been received by the Company for the purposes of any meeting shall not require to be delivered, deposited or received again by the Company for the purposes of any subsequent meeting to which it relates.

110.	Receipt by the Company of an appointment of proxy in respect of a meeting shall not preclude a Member from attending and voting at the meeting or at any adjournment thereof which attendance and voting will automatically cancel any proxy previously submitted.

111.	An appointment proxy shall be valid, unless the contrary is stated therein, as well for any adjournment of the meeting as for the meeting to which it relates.

112.

112.1

A vote given in accordance with the terms of an appointment of proxy or a resolution authorising a representative to act on behalf of a body corporate shall be valid notwithstanding the death or insanity of the principal, or the revocation of the appointment of proxy or of the authority under which the proxy was appointed or of the resolution authorising the representative to act or transfer of the Share in respect of which the proxy was appointed or the authorisation of the representative to act was given, provided that no direction in writing (whether in electronic form or otherwise) of such

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death, insanity, revocation or transfer shall have been received by the Company at the registered office~~, at least one hour~~ before the commencement of the meeting or adjourned meeting at which the appointment of proxy is used or at which the representative acts~~; PROVIDED, HOWEVER, that where such direction is given in electronic form it shall have been received by the Company at least 24 hours (or such lesser time as the Directors may specify) before the commencement of the meeting~~.

112.2	The Directors may send, at the expense of the Company, by post, electronic mail or otherwise, to the Members forms for the appointment of a proxy (with or without stamped envelopes for their return) for use at any general meeting or at any class meeting, either in blank or nominating any one or more of the Directors or any other persons in the alternative.

DIRECTORS

113.	The Board may determine the size of the Board from time to time at its absolute discretion.

114.	The remuneration to be paid to the Directors shall be such remuneration as the Directors shall determine. The Directors shall also be entitled to be paid their travelling, hotel and other expenses properly incurred by them in going to, attending and returning from meetings of the Directors, or any committee of the Directors, or general meetings of the Company, or otherwise in connection with the business of the Company, or to receive a fixed allowance in respect thereof as may be determined by the Board from time to time, or a combination partly of one such method and partly the other.

115.	The Board may approve additional remuneration to any Director undertaking any special work or services for, or undertaking any special mission on behalf of, the Company other than her ordinary routine work as a Director. Any fees paid to a Director who is also counsel or solicitor to the Company, or otherwise serves it in a professional capacity shall be in addition to her remuneration as a Director.

DIRECTORS’ AND OFFICERS’ INTERESTS

116.	A Director ~~or an officer~~ of the Company who is in any way, whether directly or indirectly, interested in a contract, transaction or arrangement or proposed contract, transaction or arrangement with the Company shall, in accordance with section ~~194~~231 of the ~~1963~~Companies Act, declare the nature of her interest at the first opportunity either (a) at a meeting of the Board at which the question of entering into the contract, transaction or arrangement is first taken into consideration, if the Director ~~or officer~~ of the Company knows this interest then exists, or in any other case, at the first meeting of the Board after learning that she is or has become so interested or (b) by providing a general notice to the ~~Directors~~Board declaring that she is a director ~~or an officer~~ of, or has an interest in, a person and is to be regarded as interested in any transaction or arrangement made with that person, and after giving such general notice it shall not be necessary to give special notice relating to any particular transaction.

117.

117.1	A Director may hold any other office or place of profit under the Company (other than the office of its Auditors) in conjunction with her office of Director for such period and on such terms as to remuneration and otherwise as the Board may determine.

117.2	A Director is expressly permitted (for the purposes of section 228(1)(d) of the Companies Act) to use the property of the Company pursuant to or in connection with: the exercise and performance of her duties, functions and powers as Director or employee; the terms of any contract of service or employment or letter of appointment; and any other usage authorised by the Directors (or a person authorised by the Directors) from time to time; and including in each case for a Director’s own benefit or for the benefit of another person.

117.3	As recognised by section 228(1)(e) of the Companies Act, the Directors may agree to restrict their power to exercise independent judgement but only where this has been expressly approved by a resolution of the Board.

118.	A Director may act by herself or her firm in a professional capacity for the Company (other than as its Auditors) and she or her firm shall be entitled to remuneration for professional services as if she were not a Director.

119.

A Director may be or become a director, managing director, joint managing director, deputy managing director, executive director, manager or other officer or Member of any other company or otherwise interested in any company promoted by the Company or in which the Company may be interested as shareholder or otherwise, and no such Director shall be accountable to

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the Company for any remuneration or other benefits received by her as a director, managing director, joint managing director, deputy managing director, executive director, manager or other officer or Member of such other company; provided that she has declared the nature of her position with, or interest in, such company to the Board in accordance with Article 116.

120.	No person shall be disqualified from the office of Director or ~~from being an officer of the Company or~~ prevented by such office from contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract or any contract or transaction entered into by or on behalf of the Company in which any Director ~~or officer~~ of the Company shall be in any way interested be or be liable to be avoided, nor shall any Director ~~or officer~~ of the Company so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or transaction by reason of such Director ~~or officer~~ of the Company holding office or of the fiduciary relation thereby established; provided that:

120.1	~~he~~she has declared the nature of her interest in such contract or transaction to the Board in accordance with Article 116; and

120.2	the contract or transaction is approved by a majority of the disinterested Directors, notwithstanding the fact that the disinterested Directors may represent less than a quorum.

121.	A Director may be counted in determining the presence of a quorum at a meeting of the Board which authorises or approves the contract, transaction or arrangement in which she is interested and she shall be at liberty to vote in respect of any contract, transaction or arrangement in which she is interested, provided that the nature of the interest of any Director in any such contract or transaction shall be disclosed by her in accordance with Article 116, at or prior to its consideration and any vote thereon.

122.	For the purposes of Article 116:-

122.1	a general notice given to the Directors that a Director is to be regarded as having an interest of the nature and extent specified in the notice in any transaction or arrangement in which a specified person or class of persons is interested shall be deemed to be a disclosure that the Director has an interest in any such transaction of the nature and extent so specified;

122.2	an interest of which a Director has no knowledge and of which it is unreasonable to expect her to have knowledge shall not be treated as an interest of her; and

122.3	a copy of every declaration made and notice given under Article 116 shall be entered within three days after the making or giving thereof in a book kept for this purpose. Such book shall be open for inspection without charge by any Director, Secretary, the ~~Auditors~~Auditor or Member of the Company at the registered office and shall be produced at every general meeting of the Company and at any meeting of the Directors if any Director so requests in sufficient time to enable the book to be available at the meeting.

POWERS AND DUTIES OF DIRECTORS

123.	The business of the Company shall be managed by the Directors, who may pay all expenses incurred in promoting and registering the Company and may exercise all such powers of the Company as are not, by the Companies ~~Acts~~Act or by these Articles, required to be exercised by the Company in general meeting, subject, nevertheless, to any of these Articles and to the provisions of the Companies ~~Acts~~Act. No resolution made by the Company in general meeting shall invalidate any prior act of the Directors that would have been valid if that resolution had not been made.

124.	The Board shall have the power to appoint and remove executives in such terms as the Board sees fit and to give such titles and responsibilities to those executives as it sees fit.

125.	The Company may exercise the powers conferred by ~~Section 41 of~~ the ~~1963~~Companies Act with regard to having an official seal for use abroad and such powers shall be vested in the Directors.

126.	Subject as otherwise provided with these Articles, the Directors may exercise the voting powers conferred by shares of any other company held or owned by the Company in such manner in all respects as they think fit and in particular they may exercise their voting powers in favour of any resolution appointing the Directors or any of them as directors or officers of such other company or providing for the payment of remuneration or pensions to the directors or officers of such other company.

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127.	All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for money paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, by such person or persons and in such manner as the Directors shall from time to time by resolution determine.

128.	The Directors may from time to time authorise such person or persons as they see fit to perform all acts, including without prejudice to the foregoing, to effect a transfer of any shares, bonds, or other evidences of indebtedness or obligations, subscription rights, warrants, and other securities in another body corporate in which the Company holds an interest and to issue the necessary powers of attorney for the same; and each such person is authorised on behalf of the Company to vote such securities, to appoint proxies with respect thereto, and to execute consents, waivers and releases with respect thereto, or to cause any such action to be taken.

129.	The Board may exercise all powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital or any part thereof and to issue debentures, debenture stock, mortgages, bonds or such other securities whether outright or as security for any debt, liability or obligation of the Company or of any third party.

130.	The Directors may procure the establishment and maintenance of or participate in, or contribute to any non-contributory or contributory pension or superannuation fund, scheme or arrangement or life assurance scheme or arrangement for the benefit of, and pay, provide for or procure the grant of donations, gratuities, pensions, allowances, benefits or emoluments to any persons (including Directors or other officers) who are or shall have been at any time in the employment or service of the Company or of any company which is or was a subsidiary of the Company or of the predecessor in business of the Company or any such subsidiary or holding Company and the wives, widows, families, relatives or dependants of any such persons. The Directors may also procure the establishment and subsidy of or subscription to and support of any institutions, associations, clubs, funds or trusts calculated to be for the benefit of any such persons as aforesaid or otherwise to advance the interests and well being of the Company or of any such other company as aforesaid or its Members, and payments for or towards the issuance of any such persons as aforesaid and subscriptions or guarantees of money for charitable or benevolent objects or for any exhibition or for any public, general or useful object. Provided that any Director shall be entitled to retain any benefit received by her under this article, subject only, where the Companies ~~Acts require~~Act requires, to disclosure to the Members and the approval of the Company in general meeting.

131.	The Board may from time to time provide for the management of the affairs of the Company in such manner as it shall think fit and the specific delegation provisions contained in the articles shall not limit the general powers conferred by these ~~articles~~ Articles.

MINUTES

132.	The Board shall cause minutes to be made in books kept for the purpose of all appointments of officers made by the Board, all resolutions and proceedings at meetings of the Company or the holders of any class of Shares, of the Directors and of committees of Directors, including the names of the Directors present at each meeting.

DELEGATION OF THE BOARD’S POWERS

133.	The Board may delegate any of its powers (with power to sub-delegate) to any committee consisting of one or more Directors. The Board may also delegate to any Director such of its powers as it considers desirable to be exercised by her. Any such delegation may be made subject to any conditions the Board may impose, and either collaterally with or to the exclusion of its own powers and may be revoked or altered. Subject to any such conditions, the proceedings of a committee of the Board shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

134.	The Board may by power of attorney or otherwise appoint any person to be the agent of the Company on such conditions as the Board may determine, provided that the delegation is not to the exclusion of its own powers and may be revoked by the Board at any time.

135.	The Board may by power of attorney or otherwise appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Board, to be the attorney or authorised signatory of the Company for such purpose and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board under these Articles) and for such period and subject to such conditions as they may think fit, and any such powers of attorney or other appointment may contain such provisions for the protection and convenience of persons dealing with any such attorneys or authorised signatories as the Board may think fit and may also authorise any such attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in her.

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EXECUTIVE OFFICERS

136.	The Company shall have a chairman~~,~~ who shall be a Director and shall be elected by the Board. In addition to the chairman, the Directors and the Secretary, the Company may have such officers as the Board may from time to time determine.

PROCEEDINGS OF DIRECTORS

137.	Except as otherwise provided by these Articles, the Directors shall meet together for the despatch of business, convening, adjourning and otherwise regulating their meetings and procedures as they think fit. Questions arising at any meeting shall be decided by a majority of votes of the Directors present at a meeting at which there is a quorum. Each Director shall have one vote.

138.	Regular meetings of the Board may be held at such times and places as may be provided for in resolutions adopted by the Board. No additional notice of a regularly scheduled meeting of the Board shall be required.

139.	A Director may, and the Secretary on the requisition of a Director shall, at any time summon a meeting of the Directors by at least 24 hours’ notice in writing to every Director which notice shall set forth the general nature of the business to be considered unless notice is waived by all the Directors either at, before or after the meeting is held and provided further if notice is given in person, by telephone, cable, telex, telecopy or email the same shall be deemed to have been given on the day it is delivered to the Directors or transmitting organisation as the case may be. The accidental omission to give notice of a meeting of the Directors to, or the non-receipt of notice of a meeting by any person entitled to receive notice shall not invalidate the proceedings of that meeting.

140.	The quorum necessary for the transaction of the business of the Board may be fixed by the Board and unless so fixed shall be a majority of the Directors in office.

141.	The continuing Directors may act notwithstanding any vacancy in their body, but if and so long as their number is reduced below the number fixed by or pursuant to these Articles as the necessary quorum of Directors, the continuing Directors or Director may act for the purpose of increasing the number of Directors to that number, or of summoning a general meeting of the Company, but for no other purpose.

142.	The Directors may elect a Chairman of their Board and determine the period for which she is to hold office; but if no such Chairman is elected, or if at any meeting the Chairman is not present within five (5) minutes after the time appointed for holding the same, the Directors present may choose one of their number to be a Chairman of the meeting.

143.	All acts done by any meeting of the Directors or of a committee of Directors shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and qualified to be a Director.

144.	Members of the Board or of any committee thereof may participate in a meeting of the Board or of such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting. Unless otherwise determined by the Directors the meeting shall be deemed to be held at the place where the Chairman is at the start of the meeting.

145.	A resolution in writing (in one or more counterparts), signed by all the Directors for the time being or all the members of a committee of Directors shall be as valid and effectual as if it had been passed at a meeting of the Directors or committee as the case may be duly convened and held.

RESIGNATION AND DISQUALIFICATION OF DIRECTORS

146.	The office of a Director shall be vacated:

146.1	if she resigns her office, on the date on which notice of her resignation is delivered to the Registered Office or tendered at a meeting of the Board or on such later date as may be specified in such notice; or

146.2	on her being prohibited by law from being a Director; or

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146.3	on her ceasing to be a Director by virtue of any provision of the Companies ~~Acts~~Act.

147.	The Company may, by Ordinary Resolution, of which ~~extended~~ notice has been given in accordance with ~~section 142 of~~ the 1963Companies Act and these Articles, remove any Director before the expiration of her period of office notwithstanding anything in these ~~articles~~Articles or in any agreement between the Company and such Director. Such removal shall be without prejudice to any claim such Director may have for damages for breach of any contract of service between her and the Company.

APPOINTMENT OF DIRECTORS

148.

148.1	~~148.~~ The Directors ~~shall be~~are divided into three classes, designated Class I, Class II and Class III. ~~The initial division of the Board into classes shall be made by the decision of the affirmative vote of a majority of the Directors in office and~~ Each class need not be of equal size or number. The term of ~~the initial~~each class ~~I~~of directors shall ~~terminate on the date of the 2012 annual general meeting; the term of the initial Class II directors shall terminate on the date of the 2013 annual general meeting; and the term of the initial Class III directors shall terminate on the date of the 2014 annual general meeting~~be three years. At each annual general meeting of Members ~~beginning in 2012~~, successors to the class of directors whose three-year term expires at that annual general meeting shall be elected for a three-year term.

148.2	Save as otherwise ~~permitted~~provided in these Articles, Directors will be elected by way of Ordinary Resolution of the Company in general meeting.

148.3	If the number of Directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of Directors in each class as nearly equal as possible or as the Chairman of the Board may otherwise direct. In no case will a decrease in the number of Directors shorten the term of any incumbent Director. A Director shall hold office until the annual general meeting for the year in which her or his term expires and until her or his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any vacancy on the Board, including a vacancy that results from an increase in the number of directors or from the death, resignation, retirement, disqualification or removal of a Director, shall be deemed a casual vacancy. Subject to the terms of any one or more classes or series of preferred shares, any casual vacancy shall only be filled by decision of a majority of the Board then in office, provided that a quorum is present. Any Director of any class elected to fill a vacancy resulting from an increase in the number of Directors of such class shall hold office for a term that shall coincide with the remaining term of that class. Any Director elected to fill a vacancy not resulting from an increase in the number of Directors shall have the same remaining term as that of her or his predecessor. A Director retiring at a meeting shall retain office until the close or adjournment of the meeting.

149.	During any vacancy in the Board, the remaining Directors shall have full power to act as the Board. If, at any general meeting of the Company, the number of Directors is reduced below the minimum prescribed by the Board in accordance with Article 113 due to the failure of any persons nominated to be Directors to be elected, then in those circumstances, the nominee or nominees who receive the highest number of votes in favour of election shall be elected in order to maintain the prescribed minimum number of Directors and each such Director shall remain a Director (subject to the provisions of the Companies ~~Acts~~Act and these Articles) only until the conclusion of the next annual general meeting of the Company unless such Director is elected by the Members during such meeting.

~~150. The Company may by Ordinary Resolution appoint any person to be a Director.~~

150.	~~151.~~ Alternate Directors:

150.1	~~151.1~~ Any Director may appoint by writing under her hand any person (including another Director) to be her alternate provided always that no such appointment of a person other than a Director as an alternate shall be operative unless and until such appointment shall have been approved by resolution of the Directors.

150.2	~~151.2~~ An alternate Director shall be entitled, subject to her giving to the Company an address, to receive notices of all meetings of the Directors and of all meetings of committees of Directors of which her appointor is a member, to attend and vote at any such meeting at which the Director appointing her is not personally present and in the absence of her appointor to exercise all the powers, rights, duties and authorities of her appointor as a Director (other than the right to appoint an alternate hereunder).

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150.3	~~151.3~~ Save as otherwise provided in these Articles, an alternate Director shall be deemed for all purposes to be a Director and shall alone be responsible for her own acts and defaults and she shall not be deemed to be the agent of the Director appointing her. The remuneration of any such alternate Director shall be payable out of the remuneration paid to the Director appointing her and shall consist of such portion of the last mentioned remuneration as shall be agreed between the alternate and the Director appointing her.

150.4	~~151.4~~ A Director may revoke at any time the appointment of any alternate appointed by her. If a Director shall die or cease to hold the office of Director the appointment of her alternate shall thereupon cease and determine but if a Director retires by rotation or otherwise but is reappointed or deemed to have been reappointed at the meeting at which she retires, any appointment of an alternate Director made by her which was in force immediately prior to her retirement shall continue after her re-appointment.

150.5	~~151.5~~ Any appointment or revocation pursuant to this Article ~~151~~150.5 may be sent by delivery, post, cable, telegram, telex, telefax, electronic mail or any other means of communication approved by the Directors and may bear a printed or facsimile signature of the Director making such appointment or revocation or in any other manner approved by the Directors.

SECRETARY

151.	~~152.~~ The Secretary shall be appointed by the Board at such remuneration (if any) and on such terms as it may think fit and any Secretary so appointed may be removed by the Board.

152.	~~153.~~ The duties of the Secretary shall be those prescribed by the Companies ~~Acts~~Act, together with such other duties as shall from time to time be prescribed by the Board, and in any case, shall include the making and keeping of records of the votes, doings and proceedings of all meetings of the Members and the Board of the Company, and committees, and the authentication of records of the Company.

153.	~~154.~~ A provision of the Companies ~~Acts~~Act or these articles requiring or authorising a thing to be done by or to a Director and the Secretary shall not be satisfied by its being done by or to the same person acting both as Director and as, or in the place of, the Secretary.

SEAL

154.	~~155.~~ The Company may, if the Board so determines, have a Seal (including any official seals kept pursuant to the Companies ~~Acts~~Act) which shall only be used by the authority of the Board or of a committee of the Board authorised by the Board in that regard and every instrument to which the Seal has been affixed shall be signed by any person who shall be either a Director or the Secretary or Assistant Secretary or some other person authorised by the Board, either generally or specifically, for the purpose.

155.	~~156.~~ The Company may have for use in any place or places outside Ireland, a duplicate Seal or Seals each of which shall be a duplicate of the Seal of the Company except, in the case of a Seal for use in sealing documents creating or evidencing securities issued by the Company, for the addition on its face of the word “Securities” and if the Board so determines, with the addition on its face of the name of every place where it is to be used.

DIVIDENDS, DISTRIBUTIONS AND RESERVES

156.	~~157.~~ The Company in general meeting may declare dividends, but no dividends shall exceed the amount recommended by the Directors.

157.	~~158.~~ Subject to the Companies ~~Acts~~Act, the Board may from time to time declare dividends (including interim dividends) and distributions on Shares of the Company outstanding and authorise payment of the same out of the funds of the Company lawfully available therefore and in any currency chosen at its discretion.

158.	~~159.~~ The Board may, before declaring any dividends or distributions, set aside such sums as they think proper as a reserve or reserves which shall at the discretion of the Directors, be applicable for any purpose of the Company and pending such application may, at the like discretion, be employed in the business of the Company. The Directors may also, without placing the same to reserve, carry forward any profits which they may think it prudent not to divide.

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159.	~~160.~~ No dividend, interim dividend or distribution shall be paid otherwise than in accordance with the provisions of ~~Part IV of~~ the ~~1983~~Companies Act.

160.	~~161.~~ Subject to the rights of persons, if any, entitled to Shares with special rights as to dividends or distributions, if dividends or distributions are to be declared on a class of Shares they shall be declared and paid according to the amounts paid or credited as paid on the Shares of such class outstanding on the record date for such dividend or distribution as determined in accordance with these Articles.

161.	~~162.~~ The Directors may deduct from any dividend payable to any Member all sums of money (if any) immediately payable by her to the Company in relation to the Shares of the Company.

162.	~~163.~~ The Board or any general meeting declaring a dividend (upon the recommendation of the Board), may direct that any dividend or distribution be paid wholly or partly by the distribution of specific assets and in particular of paid up Shares, debentures, or debenture stock of any other company or in any one or more of such ways and where any difficulty arises in regard to such distribution, the Board may settle the same as they think expedient and in particular may issue fractional certificates and fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any Members upon the footing of the value so fixed in order to adjust the rights of all Members and may vest any such specific assets in trustees as may seem expedient to the Board.

163.	~~164.~~ Any dividend, distribution, interest or other monies payable in cash in respect of Shares may be paid by cheque or warrant sent through the post, or sent by any electronic or other means of payment, directed to the registered address of the holder or, in the case of joint holders, to the holder who is first named on the Register of Members or to such person and to such address as such holder or joint holders may in writing direct. Every such cheque or warrant, electronic or other payment shall be made payable to the order of the person to whom it is sent and payment of the cheque or warrant shall be a good discharge to the Company. Any one of two or more joint holders may give effectual receipts for any dividends, bonuses, or other monies payable in respect of the Share held by them as joint holders. Any such dividend or other distribution may also be paid by any other method (including payment in a currency other than US$, electronic funds transfer, direct debit, bank transfer or by means of a relevant system) which the Directors consider appropriate and any Member who elects for such method of payment shall be deemed to have accepted all of the risks inherent therein. The debiting of the Company’s account in respect of the relevant amount shall be evidence of good discharge of the Company’s obligations in respect of any payment made by any such methods.

164.	~~165.~~ No dividend or distribution shall bear interest against the Company.

165.	~~166.~~ If the Directors so resolve, any dividend which has remained unclaimed for six years from the date of its declaration shall be forfeited and cease to remain owing by the Company. The payment by the Directors of any unclaimed dividend or other monies payable in respect of a Share into a separate account shall not constitute the Company a trustee in respect thereof.

CAPITALISATION

166.	~~167.~~ Without prejudice to any powers conferred on the Directors as aforesaid, and subject to the Directors’ authority to issue and allot Shares under Articles 6 and 7 (or any other such authority granted in accordance with the Companies Act), the Directors may:

166.1	~~167.1~~ resolve to capitalise an amount standing to the credit of any reserves (including a share premium account, undenominated capital, redemption reserve and profit and loss account), whether or not available for distribution;

166.2	~~167.2~~ appropriate the sum resolved to be capitalised to the Members in proportion to the nominal amount of Shares held by them respectively and apply that sum on their behalf in or towards paying up in full unissued Shares or debentures of a nominal amount equal to that sum, and allot the Shares or debentures, credited as fully paid, to the Members (or as the Board of may direct) in those proportions, or partly in one way and partly in the other, but ~~the share premium account, the capital redemption reserve and profits~~reserves that are not available for distribution may, for the purposes of this Article ~~167~~166.2, only be applied in paying up unissued Shares to be allotted to Members credited as fully paid;

166.3	~~167.3~~ make any arrangements it thinks fit to resolve a difficulty arising in the distribution of a capitalised reserve and in particular, without limitation, where Shares or debentures become distributable in fractions the Board may deal with the fractions as it thinks fit;

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166.4	~~167.4~~ authorise a person to enter (on behalf of all the Members concerned) into an agreement with the Company providing for the allotment to the Members respectively, credited as fully paid, of Shares or debentures to which they may be entitled on the capitalisation and any such agreement made under this authority being effective and binding on all those Members; and

166.5	~~167.5~~ generally do all acts and things required to give effect to the resolution.

ACCOUNTS

167.	~~168.~~ The Directors shall cause ~~to be kept proper books of account, whether in the form of documents, electronic form or otherwise, that~~the Company to keep adequate accounting records, which are sufficient to:

167.1	~~168.1~~ correctly record and explain the transactions of the Company;

167.2	~~168.2 will~~enable at any time ~~enable the~~, the assets, liabilities, financial position and profit or loss of the Company to be determined with reasonable accuracy;

167.3	~~168.3 will~~ enable the Directors to ensure that any ~~balance sheet, profit and loss account or income and expenditure account~~financial statements of the Company and any directors’ report, required to be prepared under the Companies Act, complies with the requirements of the Companies ~~Acts~~Act and where applicable, Article 4 of the IAS Regulation;

167.4	~~168.4~~ will record all sums of money received and expended by the Company and the matters in respect of which the receipt or expenditure takes place, all sales and purchases of goods by the Company and the assets and liabilities of the Company; and

167.5	~~168.5~~ will enable the ~~accounts~~statutory financial statements of the Company to be ~~readily and properly~~ audited.

168.	~~169. Books of account~~Accounting records shall be kept on a continuous and consistent basis ~~and~~, in that entries therein shall be made in a timely manner and be consistent from year to year in accordance with the Companies Act. The Company may send by post, electronic mail or any other means of electronic communication a summary financial statement to its Members or persons nominated by any Member. The Company may meet, but shall be under no obligation to meet, any request from any of its Members to be sent additional copies of its full report and accounts or summary financial statement or other communications with its Members.

169.	~~170.~~ The ~~books of account~~accounting records shall be kept at the registered office of the Company or, subject to the provisions of the Companies ~~Acts~~Act, at such other place as the Directors think fit and shall be open at all reasonable times to the inspection of the Directors.

170.	~~171.~~ Proper ~~books~~records shall not be deemed to be kept as required by Articles ~~168~~167 to ~~170~~172, if there are not kept such ~~books of account~~accounting records as are necessary to give a true and fair view of the state of the Company’s affairs and to explain its transactions.

171.	~~172.~~ In accordance with the provisions of the Companies ~~Acts~~Act, the Board may from time to time cause to be prepared and to be laid before the Company in general meeting profit and loss accounts, balance sheets, group accounts (if any) and such other reports and accounts as may be required by law.

172.	~~173.~~ A copy of every balance sheet (including every document required by law to be annexed thereto) which is to be laid before the annual general meeting of the Company together with a copy of the Directors’ report and Auditors’ report shall be sent by post, electronic mail or any other means of communication (electronic or otherwise), not less than twenty-one clear days before the date of the annual general meeting, to every person entitled under the provisions of the Companies ~~Acts~~Act to receive them; provided that in the case of those documents sent by electronic mail or any other means of electronic communication, such documents shall be sent with the consent of the recipient, to the Address of the recipient notified to the Company by the recipient for such purposes.

~~AUDIT~~AUDITORS

173.	~~174.~~ Auditors shall be appointed and their duties regulated in accordance with ~~Sections 160 to 163 of~~ the ~~1963~~Companies Act ~~or any statutory amendment thereof~~, any other applicable law and such requirements not inconsistent with the Companies ~~Acts~~Act as the Board may from time to time determine.

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NOTICES

174.	~~175.~~ Any notice to be given, served, sent or delivered pursuant to these articles shall be in writing (whether in electronic form or otherwise).

174.1	~~175.1~~ A notice or document to be given, served, sent or delivered in pursuance of these articles may be given to, served on or delivered to any Member by the Company:

(a)	by handing same to her or her authorised agent;

(b)	by leaving the same at her registered address;

(c)	by sending the same by the post in a pre-paid cover addressed to her at her registered address; or

(d)	by sending, with the consent of the Member to the extent required by law, the same by means of electronic mail or other means of electronic communication approved by the Directors, to the Address of the Member notified to the Company by the Member for such purpose (or if not so notified, then to the Address of the Member last known to the Company).

174.2	~~175.2~~ For the purposes of these Articles and the Companies Act, a document shall be deemed to have been sent to a Member if a notice is given, served, sent or delivered to the Member and the notice specifies the website or hotlink or other electronic link at or through which the Member may obtain a copy of the relevant document.

174.3	~~175.3~~ Where a notice or document is given, served or delivered pursuant to sub-paragraph ~~175.1~~174.1(a) or ~~175.1~~174.1(b) of this article, the giving, service or delivery thereof shall be deemed to have been effected at the time the same was handed to the Member or her authorised agent, or left at her registered address (as the case may be).

174.4	~~175.4~~ Where a notice or document is given, served or delivered pursuant to sub-paragraph ~~175.1~~174.1(c) of this article, the giving, service or delivery thereof shall be deemed to have been effected at the expiration of twenty-four hours after the cover containing it was posted. In proving service or delivery it shall be sufficient to prove that such cover was properly addressed, stamped and posted.

174.5	~~175.5~~ Where a notice or document is given, served or delivered pursuant to sub-paragraph ~~175.1~~174.1(d) of this article, the giving, service or delivery thereof shall be deemed to have been effected at the expiration of 48 hours after despatch.

174.6	~~175.6~~ Every legal personal representative, committee, receiver, curator bonis or other legal curator, assignee in bankruptcy, examiner or liquidator of a Member shall be bound by a notice given as aforesaid if sent to the last registered address of such Member, or, in the event of notice given or delivered pursuant to sub-paragraph ~~175.1~~174.1(d), if sent to the address notified by the Company by the Member for such purpose notwithstanding that the Company may have notice of the death, lunacy, bankruptcy, liquidation or disability of such Member.

174.7	~~175.7~~ Notwithstanding anything contained in this Article, the Company shall not be obliged to take account of or make any investigations as to the existence of any suspension or curtailment of postal services within or in relation to all or any part of any jurisdiction.

174.8	~~175.8~~ Any requirement in these Articles for the consent of a Member in regard to the receipt by such Member of electronic mail or other means of electronic communications approved by the Directors, including the receipt of the Company’s ~~audited accounts~~statutory financial statements and the directors’ and Auditor’s reports thereon, shall be deemed to have been satisfied where the Company has written to the Member informing him/her of its intention to use electronic communications for such purposes and the Member has not, within four weeks of the issue of such notice, served an objection in writing on the Company to such proposal. Where a Member has given, or is deemed to have given, her/her consent to the receipt by such Member of electronic mail or other means of electronic communications approved by the Directors, she/he may revoke such consent at any time by requesting the Company to communicate with her/him in documented form; provided, however, that such revocation shall not take effect until five days after written notice of the revocation is received by the Company.

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174.9	~~175.9~~ Without prejudice to the provisions of sub-paragraphs ~~175.1~~174.1(a) and ~~175.1~~174.1(b) of this article, if at any time by reason of the suspension or curtailment of postal services in any territory, the Company is unable effectively to convene a general meeting by notices sent through the post, a general meeting may be convened by a public announcement (as defined below) and such notice shall be deemed to have been duly served on all Members entitled thereto at noon (New York time) on the day on which the said public announcement is made. In any such case the Company shall put a full copy of the notice of the general meeting on its website. A “public announcement” shall mean disclosure in a press release reported by a financial news service or in a document publicly filed by the Company with the U.S. Securities and Exchange Commission pursuant to sections 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

175.	~~176.~~ Notice may be given by the Company to the joint Members of a Share by giving the notice to the joint Member whose name stands first in the Register in respect of the Share and notice so given shall be sufficient notice to all the joint Holders.

176.	~~177.~~

176.1	~~177.1~~ Every person who becomes entitled to a Share shall before her name is entered in the Register in respect of the Share, be bound by any notice in respect of that Share which has been duly given to a person from whom she derives her title.

176.2	~~177.2~~ A notice may be given by the Company to the persons entitled to a Share in consequence of the death or bankruptcy of a Member by sending or delivering it, in any manner authorised by these articles for the giving of notice to a Member, addressed to them at the address, if any, supplied by them for that purpose. Until such an address has been supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy had not occurred.

177.	~~178.~~ The signature (whether electronic signature, an advanced electronic signature or otherwise) to any notice to be given by the Company may be written (in electronic form or otherwise) or printed.

178.	~~179.~~ A Member present, either in person or by proxy, at any meeting of the Company or the Holders of any class of Shares in the Company shall be deemed to have received notice of the meeting and, where requisite, of the purposes for which it was called.

UNTRACED HOLDERS

179.	~~180.~~

179.1	~~180.1~~ The Company shall be entitled to sell at the best price reasonably obtainable any Share or stock of a Member or any Share or stock to which a person is entitled by transmission if and provided that:

(a)	for a period of six years (not less than three dividends having been declared and paid) no cheque or warrant sent by the Company through the post in a prepaid letter addressed to the Member or to the person entitled by transmission to the Share or stock at her address on the Register or other the last known address given by the Member or the person entitled by transmission to which cheques and warrants are to be sent has been cashed and no communication has been received by the Company from the Member or the person entitled by transmission; ~~and~~

(b)	at the expiration of the said period of six years the Company has given notice by advertisement in a leading Dublin newspaper and a newspaper circulating in the area in which the address referred to in paragraph (a) of this article is located of its intention to sell such Share or stock; and

(c)	the Company has not during the further period of three months after the date of the advertisement and prior to the exercise of the power of sale received any communication from the Member or person entitled by transmission.

179.2

~~180.2~~ To give effect to any such sale the Company may appoint any person to execute as transferor an instrument of transfer of such Share or stock and such instrument of transfer shall be as effective as if it had been executed by the Member or person entitled by transmission to such Share or stock. The Company shall account to the Member or other person entitled to such Share or stock for the net proceeds of such sale by carrying all monies in respect thereof to a separate account which shall be a permanent debt of the Company and the Company shall be deemed to be a debtor

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and not a trustee in respect thereof for such Member or other person. Monies carried to such separate account may either be employed in the business of the Company or invested in such investments (other than shares of the Company or its holding company if any) as the Directors may from time to time think fit.

DESTRUCTION OF DOCUMENTS

180.	~~181.~~ The Company may destroy:

180.1	~~181.1~~ any dividend mandate or any variation or cancellation thereof or any notification of change of name or address, at any time after the expiry of two years from the date such mandate variation, cancellation or notification was recorded by the Company;

180.2	~~181.2~~ any instrument of transfer of Shares which has been registered, at any time after the expiry of six years from the date of registration; and

180.3	~~181.3~~ any other document on the basis of which any entry in the Register was made, at any time after the expiry of six years from the date an entry in the Register was first made in respect of it;

~~181.4~~ and it shall be presumed conclusively in favour of the Company that every share certificate (if any) so destroyed was a valid certificate duly and properly sealed and that every instrument of transfer so destroyed was a valid and effective instrument duly and properly registered and that every other document destroyed hereunder was a valid and effective document in accordance with the recorded particulars thereof in the books or records of the Company provided always that:

(a)	the foregoing provisions of this article shall apply only to the destruction of a document in good faith and without express notice to the Company that the preservation of such document was relevant to a claim;

(b)	nothing contained in this article shall be construed as imposing upon the Company any liability in respect of the destruction of any such document earlier than as aforesaid or in any case where the conditions of proviso (a) above are not fulfilled; and

(c)	references in this article to the destruction of any document include references to its disposal in any manner.

WINDING UP

181.	~~182.~~ If the Company shall be wound up and the assets available for distribution among the Members as such shall be insufficient to repay the whole of the paid up or credited as paid up share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the capital paid up or credited as paid up at the commencement of the winding up on the Shares held by them respectively. And if in a winding up the assets available for distribution among the Members shall be more than sufficient to repay the whole of the share capital paid up or credited as paid up at the commencement of the winding up, the excess shall be distributed among the Members in proportion to the capital at the commencement of the winding up paid up or credited as paid up on the said Shares held by them respectively. Provided that this article shall not affect the rights of the Members holding Shares issued upon special terms and conditions.

181.1	~~182.1~~ In case of a sale by the liquidator under section ~~260~~601 of the ~~1963~~Companies Act, the liquidator may by the contract of sale agree so as to bind all the Members for the allotment to the Members directly of the proceeds of sale in proportion to their respective interests in the Company and may further by the contract limit a time at the expiration of which obligations or Shares not accepted or required to be sold shall be deemed to have been irrevocably refused and be at the disposal of the Company, but so that nothing herein contained shall be taken to diminish, prejudice or affect the rights of dissenting Members conferred by the said section.

181.2	~~182.2~~ The power of sale of the liquidator shall include a power to sell wholly or partially for debentures, debenture stock, or other obligations of another company, either then already constituted or about to be constituted for the purpose of carrying out the sale.

182.	~~183.~~ If the Company is wound up, the liquidator, with the sanction of a Special Resolution and any other sanction required by the Companies ~~Acts~~Act, may divide among the Members in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not), and, for such purpose, may value any assets and determine how the division shall be carried out as between the Members or different classes of Members. The liquidator, with the like sanction, may vest the whole or any part of such assets in trustees upon such trusts for the benefit of the contributories as, with the like sanction, she determines, but so that no Member shall be compelled to accept any assets upon which there is a liability.

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INDEMNITY

183.	~~184.~~

183.1	~~184.1~~ Subject to the provisions of and so far as may be admitted by the Companies ~~Acts~~Act, every Director and Secretary shall be entitled to be indemnified by the Company against all costs, charges, losses, expenses and liabilities incurred by him in the execution and discharge of her duties or in relation thereto including any liability incurred by him in defending any proceedings, civil or criminal, which relate to anything done or omitted or alleged to have been done or omitted by him as an officer or employee of the Company and in which judgement is given in her favour (or the proceedings are otherwise disposed of without any finding or admission of any material breach of duty on her part) or in which she is acquitted or in connection with any application under any statute for relief from liability in respect of any such act or omission in which relief is granted to him by the Court.

183.2	~~184.2~~ As far as permissible under the Companies ~~Acts~~Act, the Company shall indemnify any current or former executive of the Company (excluding any Directors or Secretary) or any person who is serving or has served at the request of the Company as a director, executive or trustee of another company, joint venture, trust or other enterprise against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, to which she or he was, is, or is threatened to be made a party by reason of the fact that she or he is or was such a director, executive or trustee, provided always that the indemnity contained in this Article ~~184.2~~183.2 shall not extend to any matter which would render it void pursuant to the Companies ~~Acts~~Act.

183.3	~~184.3~~ In the case of any threatened, pending or completed action, suit or proceeding by or in the right of the Company, the Company shall indemnify each person indicated in Article ~~184.2~~183.2 of this article against expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defence or the settlement thereof, except no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for fraud or dishonesty in the performance of her or her duty to the Company unless and only to the extent that the Court or the court in which such action or suit was brought shall determine upon application that despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper.

183.4	~~184.4~~ As far as permissible under the Companies ~~Acts~~Act, expenses, including attorneys’ fees, incurred in defending any action, suit or proceeding referred to in Articles ~~184.2~~183.2 and ~~184.3~~183.3 of this article may be paid by the Company in advance of the final disposition of such action, suit or proceeding as authorised by the Board in the specific case upon receipt of an undertaking by or on behalf of the director, executive or trustee, or other indemnitee to repay such amount, unless it shall ultimately be determined that she or he is entitled to be indemnified by the Company as authorised by these articles.

183.5	~~184.5~~ It being the policy of the Company that indemnification of the persons specified in this article shall be made to the fullest extent permitted by law, the indemnification provided by this Article shall not be deemed exclusive (a) of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Memorandum, Articles, any agreement, any insurance purchased by the Company, any vote of Members or disinterested directors, or pursuant to the direction (however embodied) of any court of competent jurisdiction, or otherwise, both as to action in her or his official capacity and as to action in another capacity while holding such office, or (b) of the power of the Company to indemnify any person who is or was an employee or agent of the Company or of another company, joint venture, trust or other enterprise which she or he is serving or has served at the request of the Company, to the same extent and in the same situations and subject to the same determinations as are hereinabove set forth with respect to a director, executive or trustee. As used in this paragraph ~~(e)~~183.5, references to the “Company” include all constituent companies in a consolidation or merger in which the Company or a predecessor to the Company by consolidation or merger was involved. The indemnification provided by this article shall continue as to a person who has ceased to be a director, executive or trustee and shall inure to the benefit of the heirs, executors, and administrators of such a person.

183.6	~~184.6~~ The Directors shall have power to purchase and maintain for any Director, the Secretary or other officers or employees of the Company insurance against any such liability as referred to in section ~~200~~235 of the ~~1963~~Companies Act.

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183.7	~~184.7~~ The Company may additionally indemnify any employee or agent of the Company or any director, executive, employee or agent of any of its subsidiaries to the fullest extent permitted by law.

FINANCIAL YEAR

184.	~~185.~~ The financial year of the Company shall be as prescribed by the Board from time to time.

SHAREHOLDER RIGHTS PLAN

185.	~~186.~~ The Board is hereby expressly authorised to adopt any shareholder rights plan, upon such terms and conditions as the Board deems expedient and in the best interests of the Company, subject to applicable law.

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We, the several persons whose names, addresses and descriptions are subscribed, wish to be formed into a company in pursuance of this constitution, and we agree to take the number of shares in the capital of the Company set opposite our respective names.

Name, address and description of subscriber	Number of shares taken by the subscriber
Seamus Mulligan Woodlands Barrymore Athlone Co. Roscommon	One
David Brabazon 47 Mount Prospect Avenue Clontarf Dublin 3	One
Total shares taken up	Two
Dated 7 day of March 2005
Witness to the above signature: Name: Colin Sainsbury Address: 88 Harcourt Street, Dublin 2 Occupation: Solicitor

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Annex C

JAZZ PHARMACEUTICALS PLC

2011 EQUITY INCENTIVE PLAN

1. GENERAL.

(a) Relationship to 2007 Plan and 2003 Plan. From and after 12:01 a.m. Pacific time on the Effective Date, all outstanding stock awards granted under the Jazz Pharmaceuticals plc 2007 Equity Incentive Plan (the “2007 Plan”), which was the successor to and continuation of the Jazz Pharmaceuticals plc 2003 Equity Incentive Plan (the “2003 Plan”), will remain subject to the terms of the 2007 Plan or the 2003 Plan, as applicable; provided, however, that any Ordinary Shares subject to outstanding stock awards granted under the 2007 Plan or the 2003 Plan that (i) expire or terminate for any reason prior to exercise or settlement, (ii) are forfeited because of the failure to meet a contingency or condition required to vest such Ordinary Shares or repurchased by the Company or an Affiliate at the original issuance price or (iii) are reacquired by the Company or an Affiliate or withheld (or not issued) to satisfy a tax withholding obligation in connection with an award (the “Returning Shares”) will immediately be added to the Share Reserve (as further described in Section 3(a) below) as and when such Ordinary Shares become Returning Shares, and become available for issuance pursuant to Awards granted under this Plan.

(b) Eligible Award Recipients. The persons eligible to receive Awards are Employees.

(c) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.

(d) Purpose. The Company, by means of the Plan, seeks to secure and retain the services of the group of persons eligible to receive Awards as set forth in Section 1(b), to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in value of the Ordinary Shares through the granting of Awards.

2. ADMINISTRATION.

(a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time (A) which of the persons eligible under the Plan shall be granted Awards; (B) when and how each Award shall be granted; (C) what type or combination of types of Award shall be granted; (D) the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive cash or Ordinary Shares pursuant to a Stock Award; (E) the number of Ordinary Shares with respect to which a Stock Award shall be granted to each such person; and (F) the Fair Market Value applicable to a Stock Award.

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it shall deem necessary or expedient to make the Plan or Award fully effective.

(iii) To settle all controversies regarding the Plan and Awards granted under it.

(iv) To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

(v) To effect, at any time and from time to time, with the consent of any adversely affected Participant, (A) the reduction of the exercise price (or strike price) of any outstanding Option or SAR under the Plan, provided this does not reduce the exercise price or strike price below the nominal value of an Ordinary Share; (B) the cancellation of any outstanding Option or SAR under the Plan and the grant in substitution therefor of (1) a new Option or SAR under the Plan or another equity plan of the Company covering the same or a different number of Ordinary Shares, (2) a Restricted Stock Award, (3) a Restricted Stock Unit Award, (4) an Other Stock Award, (5) cash and/or (6) other valuable consideration (as determined by the Board, in its sole discretion); or (C) any other action that is treated as a repricing under generally accepted accounting principles.

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(vi) To suspend or terminate the Plan at any time. Suspension or termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

(vii) To amend the Plan in any respect the Board deems necessary or advisable. However, except as provided in Section 9(a) relating to Capitalization Adjustments, to the extent required by applicable law or listing requirements, shareholder approval shall be required for any amendment of the Plan that either (A) materially increases the number of Ordinary Shares available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan or materially reduces the price at which Ordinary Shares may be issued or purchased under the Plan, (D) materially extends the term of the Plan, or (E) expands the types of Awards available for issuance under the Plan. Except as provided above, rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(viii) To submit any amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees, (B) Section 422 of the Code regarding incentive stock options or (C) Rule 16b-3.

(ix) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that except with respect to amendments that disqualify or impair the status of an Incentive Stock Option, a Participant’s rights under any Award shall not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent if necessary to maintain the qualified status of the Award as an Incentive Stock Option or to bring the Award into compliance with Section 409A of the Code.

(x) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and any Affiliates and that are not in conflict with the provisions of the Plan or Awards.

(xi) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees who are foreign nationals or employed outside the United States.

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in the Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Committee may, at any time, abolish the subcommittee and/or revest in the Committee any powers delegated to the subcommittee. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Section 162(m) and Rule 16b-3 Compliance. The Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.

(d) Delegation to an Officer. The Board may delegate to one or more Officers the authority to do one or both of the following: (i) designate Employees who are providing Continuous Service to the Company or any of its Subsidiaries who are not Officers to be recipients of Options and Stock Appreciation Rights (and, to the extent permitted by applicable law, other Stock Awards) and the terms thereof, and (ii) determine the number of Ordinary Shares to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation shall specify the total number of Ordinary Shares that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Notwithstanding the foregoing, the Board may not delegate authority to an Officer to determine the Fair Market Value pursuant to Section 13(v)(iii) below.

(e) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

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3. SHARES SUBJECT TO THE PLAN.

(a) Share Reserve. Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate number of Ordinary Shares that may be issued pursuant to Stock Awards from and after the Effective Date shall not exceed eight million three hundred thirty five thousand two hundred fifty five (8,335,255) Ordinary Shares (the “Share Reserve”), which number is the sum of (i) five million (5,000,000) Ordinary Shares, plus (ii) an additional number of Ordinary Shares in an amount not to exceed three million three hundred thirty five thousand two hundred fifty five (3,335,255) Ordinary Shares (which number consists of the Returning Shares, if any, as such shares become available from time to time). In addition, the number of Ordinary Shares available for issuance under the Plan shall automatically increase on January 1st of each year for a period of ten (10) years commencing on January 1, 2013 and ending on (and including) January 1, 2022, in an amount equal to the lesser of (i) four and one-half percent (4.5%) of the total number of Ordinary Shares outstanding on December 31st of the preceding calendar year or (ii) five million (5,000,000) Ordinary Shares. Notwithstanding the foregoing, the Board may act prior to the first day of any calendar year, to provide that there shall be no increase in the Share Reserve for such calendar year or that the increase in the Share Reserve for such calendar year shall be a lesser number of Ordinary Shares than would otherwise occur pursuant to the preceding sentence. For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of Ordinary Shares that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a). Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance shall not reduce the number of Ordinary Shares available for issuance under the Plan. Furthermore, if a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the Ordinary Shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than Ordinary Shares), such expiration, termination or settlement shall not reduce (or otherwise offset) the number of Ordinary Shares that may be available for issuance under the Plan.

(b) Reversion of Shares to the Share Reserve. If (i) any Ordinary Shares issued pursuant to a Stock Award are forfeited back to or repurchased by the Company or any Affiliate because of the failure to meet a contingency or condition required for the vesting of such Ordinary Shares, or (ii) any Ordinary Shares are cancelled in accordance with the cancellation and regrant provisions of Section 2(b)(v), then the Ordinary Shares that are forfeited, repurchased or canceled shall revert to and again become available for issuance under the Plan. If any Ordinary Shares subject to a Stock Award are not delivered to a Participant because such Ordinary Shares are withheld for the payment of taxes pursuant to Section 8(g) or a Stock Award is exercised through a reduction of Ordinary Shares subject to the Stock Award (i.e., “net exercised”) or an appreciation distribution in respect of a Stock Appreciation Right is paid in Ordinary Shares, the number of Ordinary Shares subject to the Stock Award that are not delivered to the Participant shall remain available for subsequent issuance under the Plan. If the exercise price of any Stock Award is satisfied by tendering Ordinary Shares held by the Participant (either by actual delivery or attestation), then the number of Ordinary Shares so tendered shall remain available for issuance under the Plan.

(c) Incentive Stock Option Limit. Notwithstanding anything to the contrary in this Section 3 and, subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of Ordinary Shares that may be issued pursuant to the exercise of Incentive Stock Options shall be one hundred million (100,000,000) Ordinary Shares.

(d) Section 162(m) Limitation on Annual Grants. Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, a maximum of two million (2,000,000) Ordinary Shares subject to Options, Stock Appreciation Rights and Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value on the date any such Stock Award is granted may be granted to any Participant during any calendar year. Notwithstanding the foregoing, if any additional Options, Stock Appreciation Rights or Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value on the date the Stock Awards are granted to any Participant during any calendar year, compensation attributable to the exercise of such additional Stock Awards shall not satisfy the requirements to be considered “qualified performance-based compensation” under Section 162(m) of the Code unless such additional Stock Awards are approved by the Company’s shareholders.

(e) Source of Shares. The shares issuable under the Plan shall be authorized but unissued or reacquired Ordinary Shares, including Ordinary Shares repurchased by the Company or any Affiliate on the open market or otherwise.

4. ELIGIBILITY.

(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees; provided, however, that Nonstatutory Stock Options and SARs may not be granted

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to Employees who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405 promulgated under the Securities Act, unless the Ordinary Shares underlying such Stock Awards are treated as “service recipient stock” under Section 409A of the Code because the Stock Awards are granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Stock Awards comply with the distribution requirements of Section 409A of the Code.

(b) Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

5. PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.

Each Option or SAR shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for Ordinary Shares purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, then the Option shall be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Option Agreement or Stock Appreciation Right Agreement shall conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(a) Term. Subject to the provisions of Section 4(b) regarding Ten Percent Shareholders, no Option or SAR shall be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Award Agreement.

(b) Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Shareholders, the exercise price (or strike price) of each Option or SAR shall be not less than one hundred percent (100%) of the Fair Market Value of the Ordinary Shares subject to the Option or SAR on the date the Option or SAR is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise price (or strike price) lower than one hundred percent (100%) of the Fair Market Value of the Ordinary Shares subject to the Option or SAR if such Option or SAR is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code, provided that in all cases the exercise price is not less than the nominal value of an Ordinary Share. Each SAR will be denominated in Ordinary Share equivalents.

(c) Purchase Price for Options. The purchase price of Ordinary Shares acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below; provided, however, that where Ordinary Shares are issued pursuant to the exercise of an Option the nominal value of each newly issued Ordinary Share is fully paid up. The Board shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The permitted methods of payment are as follows:

(i) by cash, check, bank draft or money order payable to the Company;

(ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Ordinary Shares subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of Ordinary Shares;

(iv) if the option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of Ordinary Shares issuable upon exercise by the largest whole number of Ordinary Shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole Ordinary Shares to be issued; provided, further, that Ordinary Shares will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) Ordinary Shares issuable upon exercise are reduced to pay the exercise price pursuant to the “net exercise,” (B) Ordinary Shares are delivered to the Participant as a result of such exercise, and (C) Ordinary Shares are withheld to satisfy tax withholding obligations; or

(v) in any other form of legal consideration that may be acceptable to the Board.

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(d) Exercise and Payment of a SAR. To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right. The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of Ordinary Shares equal to the number of Ordinary Share equivalents in which the Participant is vested under such Stock Appreciation Right, and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (B) the strike price that will be determined by the Board at the time of grant of the Stock Appreciation Right. The appreciation distribution in respect to a Stock Appreciation Right may be paid in Ordinary Shares, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right; provided, however, that where Ordinary Shares are issued pursuant to a Stock Appreciation Right the nominal value of each newly issued Ordinary Share is fully paid up.

(e) Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board shall determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs shall apply:

(i) Restrictions on Transfer. An Option or SAR shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may, in its sole discretion, permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request. Except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration.

(ii) Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulation 1.421-1(b)(2). If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii) Beneficiary Designation. Notwithstanding the foregoing, the Participant may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company and any broker designated by the Company to effect Option exercises, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Option or SAR and receive the Ordinary Shares or other consideration resulting from such exercise. In the absence of such a designation, the executor or administrator of the Participant’s estate shall be entitled to exercise the Option or SAR and receive the Ordinary Shares or other consideration resulting from such exercise.

(f) Vesting Generally. The total number of Ordinary Shares subject to an Option or SAR may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of Ordinary Shares as to which an Option or SAR may be exercised.

(g) Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company or any Affiliate, if a Participant’s Continuous Service terminates (other than for Cause or upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement), or (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Award Agreement (as applicable), the Option or SAR shall terminate.

(h) Extension of Termination Date. If the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of Ordinary Shares would violate the registration requirements under the Securities Act, then the Option or SAR shall terminate on the earlier of (i) the expiration of a total period of three (3) months (that need not be consecutive) after the termination of the Participant’s Continuous Service (other than for Cause) during which the exercise of the Option or SAR would not be in violation of such registration requirements or five (5) days (that need not be consecutive) after the termination of the Participant’s Continuous Service for Cause, as applicable, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s Award Agreement, if the immediate sale of any Ordinary Shares received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR shall terminate on the earlier of (i) the expiration of a period equal to the applicable post-termination exercise period after

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the termination of the Participant’s Continuous Service during which the sale of the Ordinary Shares received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

(i) Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company or any Affiliate, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), or (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Award Agreement (as applicable), the Option or SAR (as applicable) shall terminate.

(j) Death of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company or any Affiliate, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service (for a reason other than death), then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Award Agreement), or (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the time specified herein or in the Award Agreement (as applicable), the Option or SAR shall terminate.

(k) Termination for Cause. Except as explicitly provided otherwise in a Participant’s Award Agreement or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant’s Continuous Service is terminated for Cause, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date five (5) days following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement), or (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Award Agreement (as applicable), the Option or SAR shall terminate.

(l) Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable for any Ordinary Shares until at least six months following the date of grant of the Option or SAR. Notwithstanding the foregoing, consistent with the provisions of the Worker Economic Opportunity Act, (i) in the event of the Participant’s death or Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement or in another applicable agreement or in accordance with the Company’s (or Affiliate’s, if applicable) then current employment policies and guidelines), any such vested Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.

6. PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS.

(a) Restricted Stock Awards. Each Restricted Stock Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. To the extent consistent with the Company’s Bylaws, at the Board’s election, Ordinary Shares may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (ii) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical; provided, however, that each Restricted Stock Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law; provided, however, that where Ordinary Shares are issued pursuant to a Restricted Stock Award the nominal value of each newly issued Ordinary Share is fully paid up.

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(ii) Vesting. Ordinary Shares awarded under a Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii) Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company or any Affiliate may receive through a forfeiture condition or a repurchase right any or all of the Ordinary Shares held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv) Transferability. Rights to acquire Ordinary Shares under the Restricted Stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board shall determine in its sole discretion, so long as the Ordinary Shares awarded under the Restricted Stock Award Agreement remain subject to the terms of the Restricted Stock Award Agreement.

(v) Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the Ordinary Shares subject to the Restricted Stock Award to which they relate.

(b) Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical; provided, however, that each Restricted Stock Unit Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each Ordinary Share subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each Ordinary Share subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law; provided, however, that where Ordinary Shares are issued pursuant to a Restricted Stock Unit Award the nominal value of each newly issued Ordinary Share is fully paid up.

(ii) Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii) Payment. A Restricted Stock Unit Award may be settled by the delivery of Ordinary Shares, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv) Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the Ordinary Shares (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v) Dividend Equivalents. Dividend equivalents may be credited in respect of Ordinary Shares covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional Ordinary Shares covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional Ordinary Shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi) Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c) Performance Awards.

(i) Performance Stock Awards. A Performance Stock Award is a Stock Award that may be granted, may vest or may be exercised contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained with respect to a Performance Stock Award shall be conclusively determined by the Committee, in its sole discretion; provided, however, that the Board also may make any such determinations to the extent that the Performance Stock Award is not intended to comply with Section 162(m) of the Code. The maximum number of Ordinary Shares covered by an Award that may be granted to any Participant in a calendar year attributable to Performance Stock Awards (whether the grant, vesting or exercise is contingent upon the attainment during a

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Performance Period of the Performance Goals) shall not exceed two million (2,000,000) Ordinary Shares. The Board may provide for or, subject to such terms and conditions as the Board may specify, may permit a Participant to elect for, the payment of any Performance Stock Award to be deferred to a specified date or event. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

(ii) Performance Cash Awards. A Performance Cash Award is a cash award that may be paid contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained with respect to a Performance Cash Award shall be conclusively determined by the Committee, in its sole discretion; provided, however, that the Board also may make any such determinations to the extent that the Performance Cash Award is not intended to comply with Section 162(m) of the Code. The maximum value that may be paid to any Participant in a calendar year pursuant to Performance Cash Awards shall not exceed fifteen million dollars ($15,000,000). The Board may provide for or, subject to such terms and conditions as the Board may specify, may permit a Participant to elect for, the payment of any Performance Cash Award to be deferred to a specified date or event. The Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

(iii) Committee and Board Discretion. The Committee retains the discretion to reduce or eliminate the compensation or economic benefit due upon the attainment of any Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period with respect to a Performance Stock Award or Performance Cash Award; provided, however, that the Board also retains any such discretion to the extent that the Performance Stock Award or Performance Cash Award is not intended to comply with Section 162(m) of the Code.

(iv) Section 162(m) Compliance. Unless otherwise permitted in compliance with the requirements of Section 162(m) of the Code with respect to an Award intended to qualify as “performance-based compensation” thereunder, the Committee shall establish the Performance Goals applicable to, and the formula for calculating the amount payable under, the Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period, or (b) the date on which twenty-five percent (25%) of the Performance Period has elapsed, and in either event at a time when the achievement of the applicable Performance Goals remains substantially uncertain. Prior to the payment of any compensation under an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall certify the extent to which any Performance Goals and any other material terms under such Award have been satisfied (other than in cases where such relate solely to the increase in the value of the Ordinary Shares). Notwithstanding the satisfaction of any Performance Goals, to the extent specified at the time of grant of an Award to any “covered employee” within the meaning of Section 162(m) of the Code that is intended to qualify as “performance-based compensation” thereunder, the number of Ordinary Shares, Options, cash or other benefits granted, issued, retainable and/or vested under the Award on account of the satisfaction of such Performance Goals may be reduced by the Committee on the basis of such further considerations as the Committee, in its sole discretion, shall determine.

(d) Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Ordinary Shares, including the appreciation in value thereof (e.g., options or share rights with an exercise price or strike price less than 100% of the Fair Market Value of the Ordinary Shares at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of Ordinary Shares (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards; provided, however, that where Ordinary Shares are issued pursuant to an Other Stock Award the nominal value of each newly issued Ordinary Share is fully paid up.

7. COVENANTS OF THE COMPANY.

(a) Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of Ordinary Shares reasonably required to satisfy such Stock Awards.

(b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell Ordinary Shares upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Ordinary Shares issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to

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obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Ordinary Shares under the Plan, the Company shall be relieved from any liability for failure to issue and sell Ordinary Shares upon exercise of such Stock Awards unless and until such authority is obtained. A Participant shall not be eligible for the grant of a Stock Award or the subsequent issuance of Ordinary Shares pursuant to the Stock Award if such grant or issuance would be in violation of any applicable securities law.

(c) No Obligation to Notify or Minimize Taxes. The Company and any Affiliates shall have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising a Stock Award. Furthermore, the Company and any Affiliates shall have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised. The Company and any Affiliates have no duty or obligation to minimize the tax consequences of a Stock Award to the holder of such Stock Award.

8. MISCELLANEOUS.

(a) Use of Proceeds from Sales of Ordinary Shares. Proceeds from the sale of Ordinary Shares pursuant to Stock Awards shall constitute general funds of the Company.

(b) Corporate Action Constituting Grant of Stock Awards. Corporate action constituting a grant by the Company of a Stock Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is communicated to, or actually received or accepted by, the Participant.

(c) Shareholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Ordinary Shares subject to such Stock Award unless and until (i) such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms, if applicable, and (ii) the issuance of the Ordinary Shares subject to such Stock Award has been entered into the books and records of the Company.

(d) No Employment or Other Service Rights. Nothing in the Plan, any Stock Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate the employment of an Employee with or without notice and with or without cause.

(e) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Ordinary Shares with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(f) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Ordinary Shares under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Ordinary Shares subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Ordinary Shares. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (A) the issuance of the Ordinary Shares upon the exercise or acquisition of Ordinary Shares under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on share certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Ordinary Shares.

(g) Withholding Obligations. Unless prohibited by the terms of a Stock Award Agreement, the Company or an Affiliate may, in its sole discretion, satisfy any federal, state, local or foreign tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding Ordinary Shares from the Ordinary Shares issued or otherwise issuable to the Participant in connection with the Award; provided, however, that no Ordinary Shares are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to

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avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

(h) Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Company’s (or Affiliate’s, if applicable) intranet (or other shared electronic medium controlled by the Company (or Affiliate, if applicable) to which the Participant has access).

(i) Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Ordinary Shares or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company or an Affiliate. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(j) Compliance with Section 409A. To the extent that the Board determines that any Award granted hereunder is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the Ordinary Shares are publicly traded and a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount shall be made upon a “separation from service” before a date that is six (6) months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death.

(k) Clawback Policy. Any amounts paid hereunder shall be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law.

9. ADJUSTMENTS UPON CHANGES IN ORDINARY SHARES; OTHER CORPORATE EVENTS.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a); (ii) the class(es) and maximum number of securities by which the Share Reserve is to increase automatically each year pursuant to Section 3(a); (iii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c); (iv) the class(es) and maximum number of securities that may be awarded to any person pursuant to Sections 3(d) and 6(c)(i); and (v) the class(es) and number of securities and price per Ordinary Share subject to outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive.

(b) Dissolution or Liquidation. Except as otherwise provided in a Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding Ordinary Shares not subject to a forfeiture condition or the Company’s or any Affiliate’s right of repurchase) shall terminate immediately prior to the completion of such dissolution or liquidation, and any Ordinary Shares subject to the Company’s or any Affiliate’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company or Affiliate notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

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(c) Corporate Transaction. Notwithstanding any other provision of the Plan, the Board may take one or more of the following actions in the event of a Corporate Transaction with respect to Stock Awards, contingent upon the closing or completion of the Corporate Transaction, unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award:

(i) arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the shareholders of the Company pursuant to the Corporate Transaction);

(ii) arrange for the assignment of any reacquisition or repurchase rights held by the Company or any Affiliate in respect of Ordinary Shares issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii) accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective date of the Corporate Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction;

(iv) arrange for the lapse of any reacquisition or repurchase rights held by the Company or any Affiliate with respect to the Stock Award;

(v) cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; or

(vi) make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award, over (B) any exercise price payable by such holder in connection with such exercise.

The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants.

(d) Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration shall occur.

10. TERMINATION OR SUSPENSION OF THE PLAN.

(a) Plan Term. The Board may suspend or terminate the Plan at any time. No Incentive Stock Option will be granted after October 24, 2021. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

11. EFFECTIVE DATE OF PLAN.

This Plan shall become effective on the Effective Date.

12. CHOICE OF LAW.

The laws of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

13. DEFINITIONS. As used in the Plan, the following definitions shall apply to the capitalized terms indicated below:

(a) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board shall have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(b) “Award” means a Stock Award or a Performance Cash Award.

(c) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

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(d)	“Board” means the Board of Directors of the Company.

(e) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Ordinary Shares subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, share dividend, dividend in property other than cash, large nonrecurring cash dividend, share split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto), including, for the avoidance of doubt, capitalization of profits or reserves, capital distribution, rights issue, the conversion of one class of share to another or reduction of capital or otherwise. Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a Capitalization Adjustment.

(f) “Cause” shall have the meaning ascribed to such term in any written agreement between the Participant and the Company or an Affiliate defining such term and, in the absence of such agreement, such term shall mean, with respect to a Participant, the occurrence of any of the following events that has a material negative impact on the business or reputation of the Company or an Affiliate: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company or an Affiliate; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or an Affiliate or of any statutory duty owed to the Company or an Affiliate; (iv) such Participant’s unauthorized use or disclosure of the Company’s or an Affiliate’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause shall be made by the Company (or an Affiliate, if applicable) in its sole discretion. Any determination by the Company (or an Affiliate, if applicable) that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or Affiliate or such Participant for any other purpose.

(g) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company or any Affiliate reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company or any Affiliate, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the shareholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) the shareholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur, except for a liquidation into a parent corporation;

(iv) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by shareholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

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(v) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of the Plan, be considered as a member of the Incumbent Board.

For the avoidance of doubt, any one or more of the above events may be effected pursuant to (A) a compromise or arrangement sanctioned by the court under section 201 of the Companies Act 1963 of the Republic of Ireland or (B) section 204 of the Companies Act 1963 of the Republic of Ireland.

Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include (1) a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company or (2) unless the Board determines otherwise, the creation of a new holding company where the Company becomes a wholly-owned subsidiary of that holding company and the holding company will be owned in substantially the same proportions by the persons who held the Company’s issued shares immediately before such transaction, in which case Stock Awards granted hereunder will be treated as if they were in all respects awards over shares in the holding company but so that (i) the new award shall vest in the same manner as the Stock Award, (ii) the total market value of the new shares subject to the new award shall, immediately after such reorganization, be equal to the total market value of the Ordinary Shares comprised in the Stock Award immediately prior to such reorganization, (iii) the new award shall be subject to performance conditions that shall be at least equivalent (as determined by the Board) to the Performance Goals, if any, attaching to the Stock Award, (iv) the new shares shall have the same rights attaching thereto as the Ordinary Shares, and (v) the new award shall be deemed to have been granted as at the date of grant of the Stock Award, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

The Board may, in its sole discretion and without a Participant’s consent, amend the definition of “Change in Control” to conform to the definition of “Change in Control” under Section 409A of the Code, and the regulations thereunder.

(h) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(i) “Committee” means a committee of one (1) or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(j) “Company” means Jazz Pharmaceuticals plc, a company formed under the laws of Ireland.

(k) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(l) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. Except as provided in the following sentence, a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service; provided, however, if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board in its sole discretion, such Participant’s Continuous Service shall be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. Notwithstanding the foregoing, unless the Board or the Compensation Committee of the Board agrees otherwise in writing, in the event a Participant’s service as an Employee or Consultant terminates and upon such termination, the only capacity in which the Participant continues to render service to the Company is as a Director, then such Participant’s Continuous Service shall be considered to have terminated on the date of such termination of employment or termination of service as a Consultant, as the case may be, and regardless of whether such Participant continues to render service to the Company as a Director following such termination. To the extent permitted by law, the Board or the chief executive officer of the Company (or an Affiliate, if applicable), in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of: (i) any leave of absence approved by the Board or the chief executive officer of the Company (or an Affiliate, if applicable), including sick leave, military leave or any other personal leave; or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding

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the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s (or Affiliate’s, if applicable) leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(m) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the Ordinary Shares outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

For the avoidance of doubt, any one or more of the above events may be effected pursuant to (A) a compromise or arrangement sanctioned by the court under section 201 of the Companies Act 1963 of the Republic of Ireland or (B) section 204 of the Companies Act 1963 of the Republic of Ireland.

Notwithstanding the foregoing or any other provision of this Plan, unless the Board determines otherwise, the term Corporate Transaction shall not include the creation of a new holding company where the Company becomes a wholly-owned subsidiary of that holding company and the holding company will be owned in substantially the same proportions by the persons who held the Company’s issued shares immediately before such transaction (in which case Stock Awards granted hereunder will be treated as set out in the second paragraph after part (v) of the definition of Change in Control above).

(n) “Covered Employee” shall have the meaning provided in Section 162(m)(3) of the Code.

(o) “Director” means a member of the Board.

(p) “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and shall be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(q) “Effective Date” means the effective date of this Plan document, which is January 18, 2012, which is immediately prior to the effective time of the merger between Jazz Pharmaceuticals, Inc. and Azur Pharma Public Limited Company pursuant to the Agreement and Plan of Merger and Reorganization dated September 19, 2011, provided that the Plan is approved by the stockholders of the Company prior to such merger and such merger is consummated.

(r) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.

(s) “Entity” means a corporation, partnership, limited liability company or other entity.

(t) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(u) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their Ownership of shares of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

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(v)	“Fair Market Value” means, as of any date, the value of the Ordinary Shares determined as follows:

(i) If the Ordinary Shares are listed on any established stock exchange or traded on any established market, the Fair Market Value of an Ordinary Share shall be the closing sales price for such Ordinary Share as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Ordinary Shares) on the date of determination, as reported in a source the Board deems reliable.

(ii) Unless otherwise provided by the Board, if there is no closing sales price for the Ordinary Shares on the date of determination, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Ordinary Shares, the Fair Market Value shall be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(w) “Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(x) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(y) “Nonstatutory Stock Option” means any option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.

(z)	“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(aa) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase Ordinary Shares granted pursuant to the Plan.

(bb) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(cc) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(dd) “Ordinary Share” or “Ordinary Shares” means the ordinary shares of the Company of nominal value US$0.0001 per share.

(ee) “Other Stock Award” means an award based in whole or in part by reference to the Ordinary Shares which is granted pursuant to the terms and conditions of Section 6(d).

(ff) “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(gg) “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(hh) “Own,” “Owned,” “Owner,” “Ownership” A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

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(ii) “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(jj) “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).

(kk) “Performance Criteria” means, with respect to a Performance Stock Award or Performance Cash Award, the one or more criteria that the Committee shall select for purposes of establishing the Performance Goals for a Performance Period; provided, however, that the Board also may select any such criteria to the extent that the Performance Stock Award or Performance Cash Award is not intended to comply with Section 162(m) of the Code. The Performance Criteria that shall be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Committee (or Board, if applicable): (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total shareholder return; (v) return on equity or average shareholder’s equity; (vi) return on assets, investment, or capital employed; (vii) share price; (viii) margin (including gross margin); (ix) income (before or after taxes); (x) operating income; (xi) operating income after taxes; (xii) pre-tax profit; (xiii) operating cash flow; (xiv) sales or revenue targets (including volume-based measures); (xv) increases in revenue or product revenue; (xvi) expenses and cost reduction goals; (xvii) improvement in or attainment of working capital levels; (xiii) economic value added (or an equivalent metric); (xix) market share; (xx) cash flow; (xxi) cash flow per share; (xxii) share price performance; (xxiii) debt reduction; (xxiv) implementation or completion of projects or processes; (xxv) customer satisfaction; (xxvi) shareholders’ equity; (xxvii) capital expenditures; (xxiii) debt levels; (xxix) operating profit or net operating profit; (xxx) workforce diversity; (xxxi) growth of net income or operating income; (xxxii) billings; and (xxxiii) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Committee or Board.

(ll) “Performance Goals” means, with respect to a Performance Stock Award or Performance Cash Award, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria; provided, however, that the Board also may establish any such goals to the extent that the Performance Stock Award or Performance Cash Award is not intended to comply with Section 162(m) of the Code. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Committee (or the Board to the extent that an Award is not intended to comply with Section 162(m) of the Code), (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Committee (or Board, if applicable) shall appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated Performance Goals; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; and (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles.

(mm) “Performance Period” means, with respect to a Performance Stock Award or Performance Cash Award, the period of time selected by the Committee over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of the Performance Stock Award or Performance Cash Award; provided, however, that the Board also may select any such period to the extent that the Performance Stock Award or Performance Cash Award is not intended to comply with Section 162(m) of the Code. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Committee (or the Board, if applicable).

(nn) “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).

(oo) “Plan” means this Jazz Pharmaceuticals plc 2011 Equity Incentive Plan.

(pp) “Restricted Stock Award” means an award of Ordinary Shares which is granted pursuant to the terms and conditions of Section 6(a).

(qq) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(rr) “Restricted Stock Unit Award” means a right to receive Ordinary Shares which is granted pursuant to the terms and conditions of Section 6(b).

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(ss) “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.

(tt) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(uu) “Securities Act” means the Securities Act of 1933, as amended.

(vv) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Ordinary Shares that is granted pursuant to the terms and conditions of Section 5.

(ww) “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.

(xx) “Stock Award” means any right to receive Ordinary Shares granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

(yy) “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(zz) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

(aaa) “Ten Percent Shareholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or any Affiliate.

Adopted by the Board of Directors of Jazz Pharmaceuticals, Inc. on October 24, 2011.

Approved by the stockholders of Jazz Pharmaceuticals, Inc. on December 12, 2011.

Adopted by the Board of Directors of Azur Pharma plc on December 21, 2011.

Approved by the shareholders of Azur Pharma plc on January 3, 2012.

Amended and restated by the Board of Directors of Jazz Pharmaceuticals plc on May 5, 2016.

Approved by the shareholders of Jazz Pharmaceuticals plc on                     , 2016.

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Annex D

JAZZ PHARMACEUTICALS PLC

AMENDED AND RESTATED

2007 NON-EMPLOYEE DIRECTORS STOCK AWARD PLAN

1. GENERAL.

The Company, by means of the Plan, seeks to retain the services of its Non-Employee Directors, to secure and retain the services of new Non-Employee Directors and to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate by giving them an opportunity to benefit from increases in value of the Ordinary Shares through the grant of Stock Awards. The Plan is also intended to provide a source of Ordinary Shares to be used to pay distributions under the Company’s Directors Deferred Compensation Plan, but only to the extent such Ordinary Shares were credited prior to August 15, 2010 to a Non-Employee Director’s stock account pursuant to the Company’s Directors Deferred Compensation Plan.

2. ADMINISTRATION.

(a) Administration by Board. The Board shall administer the Plan. The Board may not delegate administration of the Plan.

(b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time (A) which of the Non-Employee Directors eligible under the Plan shall be granted Stock Awards; (B) when and how each Stock Award shall be granted; (C) what type or combination of types of Stock Award shall be granted; (D) the provisions of each Stock Award granted (which need not be identical); (E) the number of Ordinary Shares with respect to which each Stock Award shall be granted; and (F) the Fair Market Value applicable to a Stock Award.

(ii) To determine the provisions of each Stock Award to the extent not specified in the Plan.

(iii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iv) To amend the Plan or a Stock Award as provided in Section 10.

(v) To terminate or suspend the Plan as provided in Section 11.

(vi) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.

(c) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

3. SHARES SUBJECT TO THE PLAN.

(a) Share Reserve. Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate number of Ordinary Shares that may be issued under the Plan shall not exceed two hundred thousand (200,000), plus an automatic annual increase beginning on January 1, 2008 and ending on (and including) January 1, 2016, in an amount equal to the sum of (i) the excess of (A) the number of Ordinary Shares subject to Options granted during the preceding calendar year, over (B) the number of Ordinary Shares added back to the share reserve during the preceding calendar year pursuant to the provisions of Section 3(b), plus (ii) for the automatic annual increases occurring on or prior to January 1, 2010 only, the aggregate number of Ordinary Shares credited to the Non-Employee Directors’ stock accounts pursuant to the Company’s Directors Deferred Compensation Plan during the applicable preceding calendar year; provided, however, that such automatic annual increase shall not exceed two hundred thousand (200,000) Ordinary Shares. For the avoidance of doubt, no Ordinary Shares credited to the Non-Employee Directors’ stock accounts pursuant to the Company’s Directors Deferred Compensation Plan on or after August 15, 2010 shall act to increase the share reserve under this Section 3(a). Notwithstanding the foregoing, the Board may act prior to the first day of any calendar year, to provide that there shall be no increase in the share reserve for such calendar year or that the increase in the share reserve for such calendar year shall be a lesser number of Ordinary Shares than would otherwise occur pursuant to the preceding sentence.

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(b) Reversion of Shares to the Share Reserve. If a Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without all of the Ordinary Shares covered by such Stock Award having been issued, the Ordinary Shares not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. If any Ordinary Shares subject to a Stock Award are not delivered to an Awardholder because such Ordinary Shares are withheld for the payment of taxes, the number of Ordinary Shares that are not delivered to the Awardholder shall remain available for issuance under the Plan. If the exercise price of a Stock Award is satisfied by tendering Ordinary Shares held by the Awardholder (either by actual delivery or attestation), then the number of Ordinary Shares so tendered shall remain available for issuance under the Plan.

(c) Payment Shares. Subject to the overall limitation in Section 3(a) on the number of Ordinary Shares that may be issued pursuant to Stock Awards, Ordinary Shares may be used as the form of payment for distributions under the Company’s Directors Deferred Compensation Plan but only to the extent such Ordinary Shares were credited prior to August 15, 2010 to a Non-Employee Director’s stock account pursuant to the Company’s Directors Deferred Compensation Plan.

(d) Source of Shares. The shares issuable under the Plan shall be authorized but unissued or reacquired Ordinary Shares, including Ordinary Shares repurchased by the Company or any Affiliate on the open market or otherwise.

4. ELIGIBILITY.

The persons eligible to receive Stock Awards are the Non-Employee Directors of the Company.

5. OPTION AND SAR PROVISIONS.

Each Option or SAR shall be in such form and shall contain such terms and conditions as required by the Plan. Each Option and SAR shall contain such additional terms and conditions, not inconsistent with the Plan, as the Board shall deem appropriate. Each Option and SAR shall include (through incorporation of provisions hereof by reference in the applicable Stock Award or otherwise) the substance of each of the following provisions:

(a) Term. No Option or SAR shall be exercisable after the expiration of ten (10) years from the date it was granted.

(b) Exercise Price. The exercise price (or strike price) of each Option or SAR shall be one hundred percent (100%) of the Fair Market Value of the Ordinary Shares subject to the Option or SAR on the date the Option or SAR is granted, provided that in all cases the exercise price (or strike price) is not less than the nominal value of an Ordinary Share. Each SAR will be denominated in Ordinary Share equivalents.

(c) Consideration for Options. The purchase price of Ordinary Shares acquired pursuant to an Option may be paid, to the extent permitted by applicable law, in any combination of the following; provided, however, that where Ordinary Shares are issued pursuant to the exercise of an Option the nominal value of each newly issued Ordinary Share is fully paid up: (i) cash or check, (ii) delivery to the Company (either by actual delivery or attestation) of Ordinary Shares, or (iii) to the extent permitted by law, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Ordinary Shares, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds.

(d) Exercise and Payment of a SAR. To exercise any outstanding SAR, the Awardholder must provide written notice of exercise to the Company in compliance with the provisions of the Award Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of Ordinary Shares equal to the number of Ordinary Share equivalents in which the Awardholder is vested under such SAR, and with respect to which the Awardholder is exercising the SAR on such date, over (B) the strike price that will be determined by the Board at the time of grant of the SAR. The appreciation distribution in respect to a SAR may be paid in Ordinary Shares, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR; provided, however, that where Ordinary Shares are issued pursuant to a SAR the nominal value of each newly issued Ordinary Share is fully paid up.

(e) Transferability. Except as otherwise provided for in this Section 5(e), an Option or SAR shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable only by the Awardholder during the life of the Awardholder. However, an Option or SAR may be transferred for no consideration upon written consent of the Board if (i) at the time of transfer, a Form S-8 registration statement under the Securities Act is available for the issuance of Ordinary Shares by the Company upon the exercise of such

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transferred Option or SAR, or (ii) the transfer is to the Awardholder’s employer at the time of transfer or an affiliate of the Awardholder’s employer at the time of transfer. Any such transfer is subject to such limits as the Board may establish, and subject to the transferee agreeing to remain subject to all the terms and conditions applicable to the Option or SAR prior to such transfer. The forgoing right to transfer the Option or SAR shall apply to the right to consent to amendments to the Award Agreement for such Option or SAR. In addition, until the Awardholder transfers the Option or SAR, an Awardholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Awardholder, shall thereafter be entitled to exercise the Option or SAR.

(f) Vesting. The total number of Ordinary Shares subject to an Option or SAR may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of Ordinary Shares as to which an Option or SAR may be exercised.

(g) Early Exercise. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the Ordinary Shares subject to the Option prior to the full vesting of the Option. Any unvested Ordinary Shares so purchased may be subject to a repurchase option in favor of the Company or any Affiliate or to any other restriction the Board determines to be appropriate. The Company or Affiliate will not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid classification of the Option as a liability for financial accounting purposes) have elapsed following exercise of the Option unless the Board otherwise specifically provides in the Option.

(h) Termination of Continuous Service. In the event that an Awardholder’s Continuous Service terminates (other than upon the Awardholder’s death or Disability or upon a Change in Control), the Awardholder may exercise his or her Option or SAR (to the extent that the Awardholder was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Awardholder’s Continuous Service, or (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Awardholder does not exercise his or her Option or SAR within the time specified herein or in the Award Agreement (as applicable), the Option or SAR shall terminate.

(i) Extension of Termination Date. If the exercise of an Option or SAR following the termination of the Awardholder’s Continuous Service (other than upon the Awardholder’s death or Disability or upon a Change in Control) would be prohibited at any time solely because the issuance of Ordinary Shares would violate the registration requirements under the Securities Act, then the Option or SAR shall terminate on the earlier of (i) the expiration of a period of three (3) months after the termination of the Awardholder’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement.

(j) Disability of Awardholder. In the event that an Awardholder’s Continuous Service terminates as a result of the Awardholder’s Disability, the Awardholder may exercise his or her Option or SAR (to the extent that the Awardholder was entitled to exercise it as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service, or (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination, the Awardholder does not exercise his or her Option or SAR within the time specified herein or in the Award Agreement, the Option or SAR shall terminate.

(k) Death of Awardholder. In the event that (i) an Awardholder’s Continuous Service terminates as a result of the Awardholder’s death, or (ii) the Awardholder dies within the three (3)-month period after the termination of the Awardholder’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Awardholder was entitled to exercise such Option or SAR as of the date of death) by the Awardholder’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance, or by a person designated to exercise the Option or SAR upon the Awardholder’s death, but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death, or (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Awardholder’s death, the Option or SAR is not exercised within the time specified herein, the Option or SAR shall terminate.

(l) Termination Upon Change in Control. In the event that an Awardholder’s Continuous Service terminates as of, or within twelve (12) months following a Change in Control, the Awardholder may exercise his or her Option or SAR (to the extent that the Awardholder was entitled to exercise such Option or SAR as of the date of termination of Continuous Service) within such period of time ending on the earlier

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of (i) the date twelve (12) months following the effective date of the Change in Control, or (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Awardholder does not exercise his or her Option or SAR within the time specified herein or in the Award Agreement (as applicable), the Option or SAR shall terminate.

6. PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS.

(a) Restricted Stock Awards. Each Award Agreement evidencing a Restricted Stock Award shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. To the extent consistent with the Company’s Bylaws, at the Board’s election, Ordinary Shares may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (ii) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of such Award Agreements may change from time to time, and the terms and conditions of separate Award Agreements need not be identical; provided, however, that each Award Agreement for a Restricted Stock Award shall conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law; provided, however, that where Ordinary Shares are issued pursuant to a Restricted Stock Award the nominal value of each newly issued Ordinary Share is fully paid up.

(ii) Vesting. Ordinary Shares awarded under an Award Agreement for a Restricted Stock Award may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii) Termination of Continuous Service. If an Awardholder’s Continuous Service terminates, the Company or any Affiliate may receive through a forfeiture condition or a repurchase right any or all of the Ordinary Shares held by the Awardholder that have not vested as of the date of termination of Continuous Service under the terms of the Award Agreement for a Restricted Stock Award.

(iv) Transferability. Rights to acquire Ordinary Shares under the Award Agreement for a Restricted Stock Award shall be transferable by the Awardholder only upon such terms and conditions as are set forth in the Award Agreement for such Restricted Stock Award, as the Board shall determine in its sole discretion, so long as the Ordinary Shares awarded under the Award Agreement remain subject to the terms of the Award Agreement.

(v) Dividends. An Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the Ordinary Shares subject to the Restricted Stock Award to which they relate.

(b) Restricted Stock Unit Awards. Each Award Agreement for a Restricted Stock Unit Award shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of such Award Agreements may change from time to time, and the terms and conditions of separate Award Agreements need not be identical; provided, however, that each Award Agreement for a Restricted Stock Unit Award shall conform to (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Awardholder upon delivery of each Ordinary Share subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Awardholder for each Ordinary Share subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law; provided, however, that where Ordinary Shares are issued pursuant to a Restricted Stock Unit Award the nominal value of each newly issued Ordinary Share is fully paid up.

(ii) Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii) Payment. A Restricted Stock Unit Award may be settled by the delivery of Ordinary Shares, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Award Agreement for such Restricted Stock Unit Award.

(iv) Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the Ordinary Shares (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

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(v) Dividend Equivalents. Dividend equivalents may be credited in respect of Ordinary Shares covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional Ordinary Shares covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional Ordinary Shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Award Agreement to which they relate.

(vi) Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Awardholder’s termination of Continuous Service.

(c) Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Ordinary Shares, including the appreciation in value thereof (e.g., options or share rights with an exercise price or strike price less than 100% of the Fair Market Value of the Ordinary Shares at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of Ordinary Shares (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards; provided, however, that where Ordinary Shares are issued pursuant to an Other Stock Award the nominal value of each newly issued Ordinary Share is fully paid up.

7. COVENANTS OF THE COMPANY

(a) Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of Ordinary Shares required to satisfy such Stock Awards.

(b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell Ordinary Shares upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Ordinary Shares issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Ordinary Shares under the Plan, the Company shall be relieved from any liability for failure to issue and sell Ordinary Shares upon exercise of such Stock Awards unless and until such authority is obtained. A Non-Employee Director shall not be eligible for the grant of a Stock Award or the subsequent issuance of Ordinary Shares pursuant to the Stock Award if such grant or issuance would be in violation of any applicable securities law.

8. MISCELLANEOUS.

(a) Use of Proceeds. Proceeds from the sale of Ordinary Shares pursuant to Stock Awards shall constitute general funds of the Company.

(b) Shareholder Rights. No Awardholder shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Ordinary Shares subject to such Stock Award unless and until (i) such Awardholder has satisfied all requirements for exercise of the Stock Award pursuant to its terms, if applicable, and (ii) the issuance of the Ordinary Shares subject to such Stock Award has been entered into the books and records of the Company.

(c) No Service Rights. Nothing in the Plan, any instrument executed, or Stock Award granted pursuant thereto shall confer upon any Awardholder any right to continue to serve the Company as a Non-Employee Director or shall affect the right of the Company or an Affiliate to terminate the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(d) Investment Assurances. The Company may require an Awardholder, as a condition of exercising or acquiring Ordinary Shares under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Awardholder’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Awardholder is acquiring the Ordinary Shares subject to the Stock Award for the Awardholder’s own account and not with any present intention of selling or otherwise distributing the Ordinary Shares. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the Ordinary Shares upon the exercise or acquisition of Ordinary Shares under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any

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particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on share certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Ordinary Shares.

(e) Withholding Obligations. The Awardholder may satisfy any federal, state, local or foreign tax withholding obligation relating to the exercise or acquisition of Ordinary Shares under a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Awardholder by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold Ordinary Shares from the Ordinary Shares otherwise issuable to the Awardholder as a result of the exercise or acquisition of Ordinary Shares under the Stock Award; provided, however, that no Ordinary Shares are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered Ordinary Shares.

(f) Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Company’s intranet.

9. ADJUSTMENTS UPON CHANGES IN ORDINARY SHARES; CORPORATE TRANSACTIONS.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall proportionately and appropriately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities by which the share reserve is to increase automatically each year pursuant to Section 3(a), and (iii) the class(es) and number of securities and price per Ordinary Share subject to outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive.

(b) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding Ordinary Shares not subject to a forfeiture condition or the Company’s right of repurchase) shall terminate immediately prior to the completion of such dissolution or liquidation, and any Ordinary Shares subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service.

(c) Corporate Transaction.

(i) Stock Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Stock Awards outstanding under the Plan or may substitute similar stock awards for Stock Awards outstanding under the Plan (including but not limited to, stock awards to acquire the same consideration paid to the shareholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company or any Affiliate in respect of Ordinary Shares issued pursuant to Stock Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation may choose to assume or continue only a portion of a Stock Award or substitute a similar stock award for only a portion of a Stock Award.

(ii) Stock Awards Held by Active Awardholders. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by Awardholders whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Active Awardholders”), the vesting of such Stock Awards (and, if applicable, the time at which such Stock Awards may be exercised) shall (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and the Stock Awards shall terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company or any Affiliate with respect to such Stock Awards shall lapse (contingent upon the effectiveness of the Corporate Transaction).

(iii) Stock Awards Held by Former Awardholders. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to any other Stock Awards that have not been assumed, continued or substituted and that are held by persons other than Active Awardholders, the vesting of such Stock Awards (and, if applicable, the time at

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which such Stock Awards may be exercised) shall not be accelerated unless otherwise provided in Section 9(d) or in a written agreement between the Company or any Affiliate and the holder of such Stock Awards, and such Stock Awards shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company or any Affiliate with respect to such Stock Awards shall not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

(iv) Payment for Stock Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event a Stock Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Stock Award may not exercise such Stock Award but will receive a payment, in such form as may be determined by the Board, equal in value to the excess, if any, of (i) the value of the property the holder of the Award would have received upon the exercise of the Stock Award, over (ii) the exercise price payable by the Awardholder in connection with such exercise.

(d) Change in Control. In the event that an Awardholder (i) is required to resign his or her position as a Non-Employee Director as a condition of a Change in Control, or (ii) is removed from his or her position as a Non-Employee Director in connection with a Change in Control, the outstanding Stock Awards held by such Awardholder shall become fully vested and exercisable immediately prior to the effectiveness of such resignation or removal (and contingent upon the effectiveness of such Change in Control).

(e) Parachute Payments.

(i) If the acceleration of the vesting and exercisability of Stock Awards provided for in Sections 9(c) and 9(d), together with payments and other benefits of an Awardholder, (collectively, the “Payment”) (i) constitute a “parachute payment” within the meaning of Section 280G of the Code, or any comparable successor provisions, and (ii) but for this Section 9(e) would be subject to the excise tax imposed by Section 4999 of the Code, or any comparable successor provisions (the “Excise Tax”), then such Payment shall be either (1) provided to such Awardholder in full, or (2) provided to such Awardholder as to such lesser extent that would result in no portion of such Payment being subject to the Excise Tax, whichever of the foregoing amounts, when taking into account applicable federal, state, local and foreign income and employment taxes, the Excise Tax, and any other applicable taxes, results in the receipt by such Awardholder, on an after-tax basis, of the greatest amount of the Payment, notwithstanding that all or some portion of the Payment may be subject to the Excise Tax.

(ii) Unless the Company and such Awardholder otherwise agree in writing, any determination required under this Section 9(e) shall be made in writing in good faith by the Accountant. If a reduction in the Payment is to be made as provided above, reduction shall occur in the manner that results in the greatest economic benefit for Awardholder.

(iii) For purposes of making the calculations required by this Section 9(e), the Accountant may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of the Code and other applicable legal authority. The Company and the Awardholder shall furnish to the Accountant such information and documents as the Accountant may reasonably request in order to make such a determination. The Company shall bear all costs the Accountant may reasonably incur in connection with any calculations contemplated by this Section 9(e).

(iv) If, notwithstanding any reduction described above, the Internal Revenue Service (the “IRS”) determines that the Awardholder is liable for the Excise Tax as a result of the Payment, then the Awardholder shall be obligated to pay back to the Company, within thirty (30) days after a final IRS determination or, in the event that the Awardholder challenges the final IRS determination, a final judicial determination, a portion of the Payment (the “Repayment Amount”). The Repayment Amount with respect to the Payment shall be the smallest such amount, if any, as shall be required to be paid to the Company so that the Awardholder’s net after-tax proceeds with respect to the Payment (after taking into account the payment of the Excise Tax and all other applicable taxes imposed on the Payment) shall be maximized. The Repayment Amount with respect to the Payment shall be zero if a Repayment Amount of more than zero would not result in the Awardholder’s net after-tax proceeds with respect to the Payment being maximized. If the Excise Tax is not eliminated pursuant to this paragraph, the Awardholder shall pay the Excise Tax.

(v) Notwithstanding any other provision of this Section 9(e), if (i) there is a reduction in the Payment as described above, (ii) the IRS later determines that the Awardholder is liable for the Excise Tax, the payment of which would result in the maximization of the Awardholder’s net after-tax proceeds of the Payment (calculated as if the Payment had not previously been reduced), and (iii) the Awardholder pays the Excise Tax, then the Company shall pay or otherwise provide to the Awardholder that portion of the Payment that was reduced pursuant to this Section 9(e) contemporaneously or as soon as administratively possible after the Awardholder pays the Excise Tax so that the Awardholder’s net after-tax proceeds with respect to the Payment are maximized.

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(vi) If the Awardholder either (i) brings any action to enforce rights pursuant to this Section 9(e), or (ii) defends any legal challenge to his or her rights under this Section 9(e), the Awardholder shall be entitled to recover attorneys’ fees and costs incurred in connection with such action, regardless of the outcome of such action; provided, however, that if such action is commenced by the Awardholder, the court finds that the action was brought in good faith.

10. AMENDMENT OF THE PLAN AND STOCK AWARDS.

(a) Amendment of Plan. Subject to the limitations, if any, of applicable law, the Board, at any time and from time to time, may amend the Plan. However, except as provided in Section 9(a) relating to Capitalization Adjustments, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy applicable law.

(b) Shareholder Approval. The Board, in its sole discretion, may submit any other amendment to the Plan for shareholder approval.

(c) No Impairment of Rights. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the affected Awardholder, and (ii) such Awardholder consents in writing.

(d) Amendment of Stock Awards. The Board, at any time and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Awardholder, and (ii) the Awardholder consents in writing.

11. TERMINATION OR SUSPENSION OF THE PLAN.

(a) Plan Term. The Board may suspend or terminate the Plan at any time. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Awardholder.

12. EFFECTIVE DATE OF PLAN.

The Plan became effective on May 31, 2007.

13. CHOICE OF LAW.

The law of the state of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

14. DEFINITIONS.

As used in the Plan, the following definitions shall apply to the capitalized terms indicated below:

(a) “Accountant” means the independent public accountants of the Company.

(b) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Board shall have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(c) “Award Agreement” means a written agreement between the Company and a Non-Employee Director evidencing the terms and conditions of a Stock Award grant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

(d) “Board” means the Board of Directors of the Company.

(e) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Ordinary Shares subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, share dividend, dividend in property other than cash, large

D-8    JAZZ PHARMACEUTICALS  |  Proxy Statement

nonrecurring cash dividend, share split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto), including, for the avoidance of doubt, capitalization of profits or reserves, capital distribution, rights issue, the conversion of one class of share to another or reduction of capital or otherwise. Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a Capitalization Adjustment.

(f) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company or any Affiliate reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company or any Affiliate, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the shareholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) the shareholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur, except for a liquidation into a parent corporation;

(iv) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by shareholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(v) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of the Plan, be considered as a member of the Incumbent Board.

For the avoidance of doubt, any one or more of the above events may be effected pursuant to (A) a compromise or arrangement sanctioned by the court under section 201 of the Companies Act 1963 of the Republic of Ireland or (B) section 204 of the Companies Act 1963 of the Republic of Ireland.

Notwithstanding the foregoing or any other provision of this Plan, the term Change in Control shall not include (1) a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company or (2) unless the Board determines otherwise, the creation of a new holding company where the Company becomes a wholly-owned subsidiary of that holding company and the holding company will be owned in substantially the same proportions by the persons who held the Company’s issued shares immediately before such transaction, in which case Stock Awards granted hereunder will be treated as if they were in all respects awards over shares in the holding company but so that (i) the new award shall vest in the same manner as the Stock Award, (ii) the total market value of the new shares subject to the new award shall, immediately after such reorganization, be equal to the total market value of the Ordinary Shares comprised in the Stock Award immediately prior to such reorganization, (iii) the new shares shall have the same rights attaching thereto as the Ordinary Shares, and (iv) the new award shall be deemed to have been granted as at the date of grant of the Stock Award.

JAZZ PHARMACEUTICALS  |  Proxy Statement    D-9

Notwithstanding the foregoing or any other provision of the Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Awardholder shall supersede the foregoing definition with respect to Stock Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

The Board may, in its sole discretion and without an Awardholder’s consent, amend the definition of “Change in Control” to conform to the definition of “Change in Control” under Section 409A of the Code, and the regulations thereunder.

(g) “Code” means the Internal Revenue Code of 1986, as amended.

(h) “Company” means Jazz Pharmaceuticals plc, a company formed under the laws of Ireland.

(i) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the Board of Directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a “Consultant” for purposes of the Plan.

(j) “Continuous Service” means that the Awardholder’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Awardholder renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Awardholder renders such service, provided that there is no interruption or termination of the Awardholder’s service with the Company or an Affiliate, shall not terminate an Awardholder’s Continuous Service; provided, however, if the corporation for which an Awardholder is rendering service ceases to qualify as an Affiliate, as determined by the Board in its sole discretion, such Awardholder’s Continuous Service shall be considered to have terminated on the date such corporation ceases to qualify as an Affiliate. For example, a change in status from a Non-Employee Director of the Company to a Consultant of an Affiliate or an Employee of the Company will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy or in the written terms of the Awardholder’s leave of absence.

(k) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the Ordinary Shares outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

For the avoidance of doubt, any one or more of the above events may be effected pursuant to (A) a compromise or arrangement sanctioned by the court under section 201 of the Companies Act 1963 of the Republic of Ireland or (B) section 204 of the Companies Act 1963 of the Republic of Ireland.

Notwithstanding the foregoing or any other provision of this Plan, unless the Board determines otherwise, the term Corporate Transaction shall not include the creation of a new holding company where the Company becomes a wholly-owned subsidiary of that holding company and the holding company will be owned in substantially the same proportions by the persons who held the Company’s issued shares immediately before such transaction (in which case Stock Awards granted hereunder will be treated as set out in the second paragraph after part (v) of the definition of Change in Control above).

D-10    JAZZ PHARMACEUTICALS  |  Proxy Statement

(l) “Director” means a member of the Board.

(m) “Disability” means, with respect to an Awardholder, the inability of such Awardholder to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) and 409A(a)(2)(c)(i) of the Code.

(n) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.

(o) “Entity” means a corporation, partnership, limited liability company or other entity.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an Entity Owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their Ownership of shares of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

(r) “Fair Market Value” means, as of any date, the value of the Ordinary Shares determined as follows:

(i) If the Ordinary Shares are listed on any established stock exchange or traded on the Nasdaq Global Select Market or the Nasdaq Global Market, the Fair Market Value of an Ordinary Share shall be the closing sales price for such Ordinary Share (or the closing bid, if no sales were reported) as quoted on such exchange (or the exchange or market with the greatest volume of trading in the Ordinary Shares) on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

(ii) If the Ordinary Shares are listed or traded on the Nasdaq Capital Market, the Fair Market Value of an Ordinary Share shall be the mean between the bid and asked prices for the Ordinary Shares on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable. Unless otherwise provided by the Board, if there is no closing sales price (or closing bid if no sales were reported) for the Ordinary Shares on the date of determination, then the Fair Market Value shall be the mean between the bid and asked prices for the Ordinary Shares on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Ordinary Shares, the Fair Market Value shall be determined by the Board in good faith and in a manner that complies with Section 409A of the Code.

(s) “Non-Employee Director” means a Director who is not an Employee.

(t) “Nonstatutory Stock Option” means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(u) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(v) “Option” means a Nonstatutory Stock Option granted pursuant to the Plan.

(w) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(x) “Ordinary Share” or “Ordinary Shares” means the ordinary shares of the Company of nominal value US$0.0001 per share.

(y) “Other Stock Award” means an award based in whole or in part by reference to the Ordinary Shares which is granted pursuant to the terms and conditions of Section 6(c).

JAZZ PHARMACEUTICALS  |  Proxy Statement    D-11

(z) “Own,” “Owned,” “Owner,” “Ownership” A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(aa) “Plan” means this Jazz Pharmaceuticals plc Amended and Restated 2007 Non-Employee Directors Stock Award Plan.

(bb) “Restricted Stock Award” means an award of Ordinary Shares which is granted pursuant to the terms and conditions of Section 6(a).

(cc) “Restricted Stock Unit Award” means a right to receive Ordinary Shares which is granted pursuant to the terms and conditions of Section 6(b).

(dd) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(ee) “Securities Act” means the Securities Act of 1933, as amended.

(ff) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

(gg) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Ordinary Shares that is granted pursuant to the terms and conditions of Section 5.

(hh) “Stock Award” means any right to receive Ordinary Shares granted under the Plan, including a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right or any Other Stock Award.

Adopted by the Board of Directors of Jazz Pharmaceuticals, Inc. on May 1, 2007.

Approved by the stockholders of Jazz Pharmaceuticals, Inc. on May 9, 2007.

Amended and restated by the Board of Directors of Jazz Pharmaceuticals, Inc. on August 11, 2010.

Amended and restated by the Board of Directors of Jazz Pharmaceuticals, Inc. on October 24, 2011.

Adopted by the Board of Directors of Azur Pharma plc on December 21, 2011.

Approved by the shareholders of Azur Pharma plc on January 3, 2012.

Amended and restated by the Board of Directors of Jazz Pharmaceuticals plc on May 5, 2016.

Approved by the shareholders of Jazz Pharmaceuticals plc on                     , 2016.

D-12    JAZZ PHARMACEUTICALS  |  Proxy Statement

JAZZ PHARMACEUTICALS PLC FOURTH FLOOR, CONNAUGHT HOUSE ONE BURLINGTON ROAD, DUBLIN 4, IRELAND ATTN: COMPANY SECRETARY
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on August 3, 2016. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on August 3, 2016. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge,
51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received no later than August 3, 2016.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E11897-P80819
KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
DETACH AND RETURN THIS PORTION ONLY
JAZZ PHARMACEUTICALS PLC
The Board of Directors recommends you vote FOR each of the nominees for director named in Proposal 1 below:
1. To elect the four nominees for director named below to hold office until the 2019 annual general meeting of shareholders.
Nominees:
1a. Paul L. Berns 1b. Patrick G. Enright 1c. Seamus Mulligan 1d. Norbert G. Riedel, Ph.D.
For Against Abstain
The Board of Directors recommends you vote FOR Proposals 2, 3, 4A, 4B, 5, 6, 7, 8, 9 and 10:
2. To ratify, on a non-binding advisory basis, the appointment of KPMG, Dublin as the independent auditors of Jazz Pharmaceuticals plc for the fiscal year ending December 31, 2016 and to authorize, in a binding vote, the board of directors, acting through the audit committee, to determine the auditors’ remuneration.
3. To approve, on a non-binding advisory basis, the compensation of Jazz Pharmaceuticals plc’s named executive officers as disclosed in the proxy statement.
4A. To approve amendments to Jazz Pharmaceuticals plc’s memorandum of association to make certain administrative adjustments to address the enactment of the Irish Companies Act 2014 and a minor housekeeping matter.
4B. To approve amendments to Jazz Pharmaceuticals plc’s articles of association to make certain administrative adjustments to address the enactment of the Irish Companies Act 2014 and certain minor housekeeping matters.
For Against Abstain
5. To authorize Jazz Pharmaceuticals plc and/or any subsidiary of Jazz Pharmaceuticals plc to make open market purchases of Jazz Pharmaceuticals plc’s ordinary shares.
6. To renew the Board of Directors’ existing authority under Irish law to allot and issue ordinary shares.
7. To renew the Board of Directors’ existing authority under Irish law to allot and issue ordinary shares for cash without first offering those ordinary shares to existing shareholders pursuant to the statutory pre-emption right that would otherwise apply.
8. To approve any motion to adjourn the annual meeting, or any adjournments thereof, to another time and place to solicit additional proxies if there are insufficient votes at the time of the annual meeting to approve any or all of Proposals 4A, 4B and/or 7.
9. To approve an amendment and restatement of Jazz Pharmaceuticals plc’s 2011 Equity Incentive Plan in order to renew Jazz Pharmaceuticals plc’s ability to grant awards thereunder that may qualify as “performance-based compensation” under section 162(m) of the U.S. Internal Revenue Code.
10. To approve an amendment and restatement of Jazz Pharmaceuticals plc’s Amended and Restated 2007 Non-Employee Directors Stock Option Plan in order to (i) expand the types of stock awards that may be granted thereunder to Jazz Pharmaceuticals plc’s non-employee directors and (ii) eliminate the final automatic annual increase to the share reserve that is otherwise scheduled to occur in 2017 pursuant to the “evergreen” provision included therein.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.
Signature [PLEASE SIGN WITHIN BOX] Date
Signature (Joint Owners) Date

2016 ANNUAL GENERAL MEETING OF SHAREHOLDERS
Thursday, August 4, 2016 10:00 AM Local Time Jazz Pharmaceuticals plc Fourth Floor, Connaught House One Burlington Road Dublin 4, Ireland
Upon arrival, please present this admission ticket and photo identification at the registration desk.
Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:
The combined proxy statement and annual report and the Irish statutory financial statements are available at www.proxyvote.com.
E11898-P80819
JAZZ PHARMACEUTICALS PLC Annual General Meeting of Shareholders August 4, 2016 10:00 AM Local Time This proxy is solicited by the Board of Directors
The undersigned hereby appoints Bruce C. Cozadd, Matthew P. Young and Suzanne Sawochka Hooper, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the ordinary shares of Jazz Pharmaceuticals plc (the “Company”) which the undersigned may be entitled to vote at the Company’s Annual General Meeting of Shareholders to be held at the Company’s corporate headquarters located on the Fourth Floor, Connaught House, One Burlington Road, Dublin 4, Ireland on Thursday, August 4, 2016, at 10:00 AM Local Time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.
UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4A, 4B, 5, 6, 7, 8, 9 AND 10, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.
Continued and to be signed on reverse side